UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Variable Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 to June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

6.30.2020

Rydex Variable Trust Funds Semi-Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	RVALTS-SEMI-0620x1220

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	24
MULTI-HEDGE STRATEGIES FUND	32
COMMODITIES STRATEGY FUND	55
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	61
OTHER INFORMATION	76
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	83
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	89
LIQUIDITY RISK MANAGEMENT PROGRAM	92

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2020

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for four alternative strategies funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the semi-annual period ended June 30, 2020.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Long Short Equity Fund may not be suitable for all investors. ● The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

The Global Managed Futures Strategy Fund may not be suitable for all investors. ● The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ● The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

June 30, 2020

than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● This Fund is considered diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● See the prospectus for more information on these and other risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund is subject may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2020

The six-month period ended June 30, 2020, was an unprecedented time for markets. It was marked by extreme volatility, resulting from the COVID-19 pandemic, tempered by a swift and aggressive monetary policy response by the U.S. Federal Reserve (the “Fed”) and sweeping fiscal support that cushioned downside risk for the economy and especially for markets.

The mere announcement of the Fed’s Primary and Secondary Market Corporate Credit Facilities on March 23, 2020 and June 15, 2020, respectively, caused credit spreads, which had blown out dramatically, to stabilize and then tighten as the market interpreted the move as a backstop against defaults, with most credits trading in their 80th percentile since. With credit markets shored up, equity markets have regained almost all of their lost ground. The Standard & Poor’s 500® (“S&P 500®”) index, which began the year at 3,230, peaked at 3,386 on February 19, 2020 before plummeting to 2,237 on March 23, 2020, the day of the Fed’s first announced facility. By June 30, 2020, the index had recovered to 3,100. The total return for the six-months ended June 30, 2020 was -3.08%.

The U.S. budget deficit is approaching 25% of Gross Domestic Product (“GDP”), the highest since World War II, and the Fed has promised to use all available tools, including powerful new emergency credit market facilities, to support the recovery. But even this policy response cannot force consumers to spend, or businesses to invest, amid staggering uncertainty. Moreover, future rounds of fiscal stimulus may be needed to avoid a series of fiscal cliffs as temporary measures expire. Future stimulus could also be more politically contentious, especially with the November election approaching, social unrest increasing and markets cheering sequential improvement in the economic data. And as the events of the global financial crisis and the ensuing European debt crisis illustrated, the persistence of macro stress means the risk of a systemic credit event is elevated. As fragility builds, we are watching developments in emerging markets particularly closely as a potential catalyst for a broader, systemic shock.

Meanwhile, joblessness has surged, with the fall in U.S. employment in April 2020 alone representing a 40 standard deviation shock, erasing jobs gained during the preceding 21 years. Rehiring activity turned the labor market tide in May and June 2020, but as personal, small business and corporate bankruptcies mount, permanent damage is being done to the productive capacity of the economy, which may stunt a recovery.

Overshadowing everything is the COVID-19 pandemic, which caused a steeper plunge in U.S. output and employment in two months (in both cases roughly 16% un-annualized) than during the first two years of the Great Depression. Real GDP leads core inflation by about 18 months, suggesting that inflation may also fall sharply in coming quarters. Reopening measures have supported a strong uptick in economic activity since April, but we do not expect a genuine recovery will be possible until a vaccine has been developed, tested, approved, produced and administered across the globe. In the meantime, keeping the infection rate in check will require social distancing measures that stymie economic activity. Indeed, the premature easing of lockdowns and a lax adherence to social distancing guidelines are resulting in a resurgence of new infections in the United States, reflecting the combination of millions of cases and limited testing and tracing capabilities. Recent trends do not bode well for the fall, when the start of the school year could boost social interactions and the return of flu season might strain healthcare capacity.

For the six months ended June 30, 2020, the S&P 500® Index* returned -3.08%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -11.34%. The return of the MSCI Emerging Markets Index* was -9.78%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.14% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -3.80%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.60% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2019 and ending June 30, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2019	Ending Account Value June 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	1.74%	(5.49%)	$ 1,000.00	$ 945.10	$ 8.41
Global Managed Futures Strategy Fund	1.72%	0.78%	1,000.00	1,007.80	8.59
Multi-Hedge Strategies Fund	1.62%	4.10%	1,000.00	1,041.00	8.22
Commodities Strategy Fund	1.68%	(35.10%)	1,000.00	649.00	6.89

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	1.74%	5.00%	$ 1,000.00	$ 1,016.21	$ 8.72
Global Managed Futures Strategy Fund	1.72%	5.00%	1,000.00	1,016.31	8.62
Multi-Hedge Strategies Fund	1.62%	5.00%	1,000.00	1,016.81	8.12
Commodities Strategy Fund	1.68%	5.00%	1,000.00	1,016.51	8.42

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratio of the Multi-Hedge Strategies Fund would be 1.14%.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2019 to June 30, 2020.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2002

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	1.8%
Alphabet, Inc. — Class C	1.3%
Microsoft Corp.	1.3%
Johnson & Johnson	1.2%
Procter & Gamble Co.	1.1%
Verizon Communications, Inc.	1.1%
Cisco Systems, Inc.	1.0%
Kimberly-Clark Corp.	1.0%
Union Pacific Corp.	1.0%
Medtronic plc	1.0%
Top Ten Total	11.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Long Short Equity Fund	(5.49%)	(1.75%)	(0.03%)	3.82%
HFRX Equity Hedge Fund Index	(6.30%)	(2.11%)	(0.26%)	0.86%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%
Morningstar Long/Short Equity Category Average	(5.96%)	(4.29%)	1.00%	4.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Fund Index and the S&P 500 index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar/Long Short Equity Category Average is the equal-weighted simple average daily return for all funds in the Morningstar Long/Short Equity Category.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Consumer, Non-cyclical - 27.9%
Johnson & Johnson[1]	2,018	$283,791
Procter & Gamble Co.[1]	2,263	270,587
Kimberly-Clark Corp.[1]	1,721	243,263
Medtronic plc	2,512	230,351
Eli Lilly & Co.[1]	1,392	228,539
Amgen, Inc.[1]	908	214,161
McKesson Corp.[1]	1,331	204,202
Ingredion, Inc.	2,453	203,599
Philip Morris International, Inc.[1]	2,625	183,908
Altria Group, Inc.	4,515	177,214
Colgate-Palmolive Co.	2,353	172,381
Henry Schein, Inc.*	2,939	171,608
Molson Coors Beverage Co. — Class B1	4,895	168,192
Pfizer, Inc.[1]	5,075	165,952
Cardinal Health, Inc.[1]	3,037	158,501
Campbell Soup Co.	3,136	155,640
General Mills, Inc.[1]	2,348	144,754
Gilead Sciences, Inc.[1]	1,791	137,800
Mondelez International, Inc. — Class A	2,665	136,261
Kellogg Co.	1,994	131,724
PepsiCo, Inc.[1]	940	124,324
Jazz Pharmaceuticals plc*,1	1,122	123,801
Molina Healthcare, Inc.*	670	119,247
Archer-Daniels-Midland Co.	2,966	118,343
Kraft Heinz Co.	3,629	115,729
JM Smucker Co.	1,054	111,524
UnitedHealth Group, Inc.	369	108,837
CVS Health Corp.[1]	1,610	104,602
United Therapeutics Corp.*	848	102,608
John B Sanfilippo & Son, Inc.	1,147	97,873
Abbott Laboratories	1,067	97,556
Cigna Corp.	504	94,576
Incyte Corp.*	887	92,221
HCA Healthcare, Inc.	887	86,092
Biogen, Inc.*	313	83,743
Post Holdings, Inc.*	954	83,589
Herbalife Nutrition Ltd.*	1,817	81,729
Quest Diagnostics, Inc.	717	81,709
Laboratory Corporation of America Holdings*	487	80,896
Rent-A-Center, Inc.	2,857	79,482
United Rentals, Inc.*	514	76,606
Innoviva, Inc.*	5,152	72,025
Tyson Foods, Inc. — Class A	1,108	66,159
DaVita, Inc.*	831	65,765
TreeHouse Foods, Inc.*	1,496	65,525
Monster Beverage Corp.*	913	63,289
Dentsply Sirona, Inc.	1,378	60,715
Alexion Pharmaceuticals, Inc.*	521	58,477
Universal Health Services, Inc. — Class B	544	50,532
Coca-Cola Co.	1,089	48,657
Merck & Company, Inc.[1]	504	38,974
AbbVie, Inc.	364	35,737
Thermo Fisher Scientific, Inc.	98	35,509
Humana, Inc.	87	33,734
Bristol-Myers Squibb Co.	570	33,516
Becton Dickinson and Co.	140	33,498
Anthem, Inc.	119	31,295
Stryker Corp.	170	30,632
Total Consumer, Non-cyclical		6,671,554

Industrial - 15.1%
Union Pacific Corp.[1]	1,385	234,162
Caterpillar, Inc.[1]	1,802	227,953
Gentex Corp.	8,325	214,535
Norfolk Southern Corp.[1]	1,159	203,486
Expeditors International of Washington, Inc.	2,349	178,618
Waters Corp.*,1	981	176,972
Snap-on, Inc.[1]	1,260	174,523
CSX Corp.[1]	2,231	155,590
J.B. Hunt Transport Services, Inc.	1,234	148,499
FedEx Corp.[1]	1,003	140,641
Eaton Corporation plc	1,527	133,582
Honeywell International, Inc.	919	132,878
Landstar System, Inc.[1]	934	104,897
Garmin Ltd.	1,075	104,813
Werner Enterprises, Inc.[1]	2,402	104,559
Hubbell, Inc.	808	101,291
Emerson Electric Co.	1,328	82,376
Regal Beloit Corp.	890	77,715
Owens Corning	1,368	76,280
Lincoln Electric Holdings, Inc.	905	76,237
AGCO Corp.	1,366	75,758
Timken Co.	1,658	75,422
Schneider National, Inc. — Class B	2,995	73,887
Illinois Tool Works, Inc.	414	72,388
TE Connectivity Ltd.	859	70,051
Terex Corp.	3,587	67,328
Arrow Electronics, Inc.*	974	66,904
Oshkosh Corp.	773	55,362
Westrock Co.	1,889	53,383
National Instruments Corp.	1,353	52,375
3M Co.	210	32,758
Lockheed Martin Corp.	85	31,018
Raytheon Technologies Corp.	490	30,194
Total Industrial		3,606,435

Technology - 14.6%
Apple, Inc.[1]	1,163	424,262
Microsoft Corp.[1]	1,533	311,981
Cerner Corp.	3,204	219,634
Oracle Corp.[1]	3,886	214,779
Intel Corp.[1]	3,357	200,849
Seagate Technology plc	4,026	194,899
QUALCOMM, Inc.	2,083	189,991
Texas Instruments, Inc.	1,421	180,425
International Business Machines Corp.	1,434	173,184
Maxim Integrated Products, Inc.[1]	2,697	163,465
NetApp, Inc.	2,910	129,117

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
LONG SHORT EQUITY FUND

	Shares	Value
Cognizant Technology Solutions Corp. — Class A	2,053	$116,652
Skyworks Solutions, Inc.[1]	779	99,603
KLA Corp.	463	90,044
CDK Global, Inc.	2,167	89,757
Applied Materials, Inc.	1,455	87,955
Lam Research Corp.	216	69,867
Micron Technology, Inc.*	1,354	69,758
Paychex, Inc.	853	64,615
Xilinx, Inc.	654	64,347
HP, Inc.	3,682	64,177
Teradata Corp.*	3,074	63,939
Synaptics, Inc.*	976	58,677
Zebra Technologies Corp. — Class A*	223	57,077
NVIDIA Corp.	120	45,589
Adobe, Inc.*	94	40,919
Total Technology		3,485,562

Communications - 11.4%
Alphabet, Inc. — Class C*	225	318,062
Verizon Communications, Inc.[1]	4,790	264,073
Cisco Systems, Inc.[1]	5,325	248,358
Comcast Corp. — Class A1	5,827	227,136
Amazon.com, Inc.*,1	78	215,188
AT&T, Inc.[1]	5,895	178,206
Juniper Networks, Inc.[1]	7,730	176,708
Omnicom Group, Inc.[1]	3,064	167,295
Booking Holdings, Inc.*,1	104	165,603
Facebook, Inc. — Class A*,1	723	164,171
eBay, Inc.	2,195	115,128
Sirius XM Holdings, Inc.	12,763	74,919
Ciena Corp.*	1,381	74,795
Walt Disney Co.	604	67,352
Fox Corp. — Class A	2,501	67,077
Viavi Solutions, Inc.*	5,090	64,846
Interpublic Group of Companies, Inc.	3,083	52,904
Yelp, Inc. — Class A*	2,021	46,746
Netflix, Inc.*	97	44,139
Total Communications		2,732,706

Utilities - 11.2%
Exelon Corp.[1]	6,342	230,151
Consolidated Edison, Inc.	2,902	208,741
Public Service Enterprise Group, Inc.[1]	4,157	204,358
Southern Co.[1]	3,801	197,082
PPL Corp.[1]	7,587	196,048
Pinnacle West Capital Corp.[1]	2,616	191,727
Evergy, Inc.	2,855	169,273
ONE Gas, Inc.	1,951	150,325
Portland General Electric Co.[1]	3,547	148,300
IDACORP, Inc.	1,470	128,434
FirstEnergy Corp.[1]	3,097	120,102
NiSource, Inc.	5,040	114,610
National Fuel Gas Co.[1]	2,635	110,485
Ameren Corp.	1,490	104,836
OGE Energy Corp.	2,938	89,198
NRG Energy, Inc.	2,708	88,173
NorthWestern Corp.	1,274	69,458
CenterPoint Energy, Inc.	3,217	60,061
Avista Corp.[1]	1,372	49,927
Southwest Gas Holdings, Inc.	705	48,680
Total Utilities		2,679,969

Financial - 10.1%
MetLife, Inc.	6,184	225,822
Allstate Corp.	2,130	206,589
Equity Residential REIT	3,363	197,812
Piedmont Office Realty Trust, Inc. — Class A REIT[1]	8,826	146,600
Boston Properties, Inc. REIT	1,462	132,136
Western Union Co.	5,312	114,845
Waddell & Reed Financial, Inc. — Class A	7,003	108,616
Vornado Realty Trust REIT	2,744	104,848
Bank of America Corp.	4,409	104,714
M&T Bank Corp.	995	103,450
Kennedy-Wilson Holdings, Inc.	6,477	98,580
Ameriprise Financial, Inc.	628	94,225
Berkshire Hathaway, Inc. — Class B*	481	85,863
Travelers Companies, Inc.	745	84,967
Highwoods Properties, Inc. REIT	2,055	76,713
Wells Fargo & Co.	2,912	74,547
JPMorgan Chase & Co.[1]	782	73,555
Visa, Inc. — Class A1	349	67,416
Host Hotels & Resorts, Inc. REIT	5,784	62,409
Synchrony Financial	2,354	52,165
Mastercard, Inc. — Class A	167	49,382
Weingarten Realty Investors REIT	2,458	46,530
Morgan Stanley	725	35,017
BlackRock, Inc. — Class A	62	33,734
Citigroup, Inc.	598	30,558
Total Financial		2,411,093

Consumer, Cyclical - 8.7%
Cummins, Inc.[1]	1,282	222,119
Autoliv, Inc.	3,317	213,980
Gentherm, Inc.*	3,503	136,267
Lowe’s Companies, Inc.	941	127,148
Allison Transmission Holdings, Inc.[1]	3,195	117,512
General Motors Co.	4,302	108,841
Best Buy Company, Inc.	1,183	103,240
Lear Corp.[1]	905	98,663
Whirlpool Corp.[1]	748	96,888
Brunswick Corp.	1,364	87,310
MSC Industrial Direct Company, Inc. — Class A	1,134	82,567
DR Horton, Inc.	1,470	81,511
PACCAR, Inc.	1,061	79,416
Southwest Airlines Co.	2,105	71,949
Polaris, Inc.	746	69,042
Home Depot, Inc.[1]	252	63,129
Hanesbrands, Inc.	5,454	61,575
Mohawk Industries, Inc.*	579	58,919
Walmart, Inc.	289	34,616
Costco Wholesale Corp.	113	34,263

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
LONG SHORT EQUITY FUND

	Shares	Value
NIKE, Inc. — Class B	336	$32,945
AutoZone, Inc.*	29	32,715
McDonald’s Corp.	174	32,098
Starbucks Corp.	420	30,908
Total Consumer, Cyclical		2,077,621

Energy - 0.7%
Exxon Mobil Corp.[1]	1,917	85,728
Chevron Corp.	876	78,166
Valero Energy Corp.[1]	73	4,294
Total Energy		168,188

Total Common Stocks
(Cost $23,260,383)		23,833,128

MONEY MARKET FUND† - 5.1%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio — Institutional Class 0.08%[2]	1,209,284	1,209,284
Total Money Market Fund
(Cost $1,209,284)		1,209,284

Total Investments - 104.8%
(Cost $24,469,667)		$25,042,412
Other Assets & Liabilities, net - (4.8)%		(1,138,111)
Total Net Assets - 100.0%		$23,904,301

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Depreciation
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.48% (Federal Funds Rate + 0.40%)	At Maturity	03/27/24	$5,252,911	$(57,332)
Goldman Sachs International	GS Equity Custom Basket	0.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	5,268,367	(60,073)
					$10,521,278	$(117,405)
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.22%) (Federal Funds Rate - 0.30%)	At Maturity	03/27/24	$8,182,433	$(178,942)
Goldman Sachs International	GS Equity Custom Basket	(0.12%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	8,052,607	(152,225)
					$16,235,040	$(331,167)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Eli Lilly & Co.	307	0.96%	$11,428
McKesson Corp.	294	0.86%	11,087
Amgen, Inc.	200	0.90%	7,743
Rent-A-Center, Inc.	631	0.33%	6,261
CVS Health Corp.	355	0.44%	4,224
Cardinal Health, Inc.	891	0.89%	4,166
Herbalife Nutrition Ltd.	743	0.64%	4,077
United Rentals, Inc.	113	0.32%	3,209
Abbott Laboratories	235	0.41%	2,756
Kellogg Co.	440	0.55%	2,603
Laboratory Corporation of America Holdings	107	0.34%	2,025
Thermo Fisher Scientific, Inc.	21	0.14%	1,963
PepsiCo, Inc.	207	0.52%	1,915
Johnson & Johnson	445	1.19%	1,913
Procter & Gamble Co.	499	1.14%	1,634
AbbVie, Inc.	80	0.15%	1,219
Innoviva, Inc.	1,137	0.30%	1,185
Incyte Corp.	196	0.39%	1,144
Alexion Pharmaceuticals, Inc.	115	0.25%	1,122
Kimberly-Clark Corp.	380	1.02%	1,119
General Mills, Inc.	518	0.61%	299
Molina Healthcare, Inc.	148	0.50%	237
Colgate-Palmolive Co.	519	0.72%	98

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
JM Smucker Co.	232	0.47%	$50
Campbell Soup Co.	692	0.65%	24
Anthem, Inc.	26	0.13%	(93)
Humana, Inc.	19	0.14%	(136)
Becton Dickinson and Co.	30	0.14%	(190)
Bristol-Myers Squibb Co.	126	0.14%	(199)
Monster Beverage Corp.	201	0.27%	(276)
Stryker Corp.	37	0.13%	(279)
UnitedHealth Group, Inc.	81	0.45%	(303)
Gilead Sciences, Inc.	395	0.58%	(387)
Quest Diagnostics, Inc.	158	0.34%	(414)
Merck & Company, Inc.	111	0.16%	(551)
Mondelez International, Inc. — Class A	588	0.57%	(978)
Kraft Heinz Co.	801	0.49%	(1,029)
DaVita, Inc.	183	0.28%	(1,177)
Post Holdings, Inc.	210	0.35%	(1,234)
Dentsply Sirona, Inc.	304	0.25%	(1,492)
Coca-Cola Co.	240	0.20%	(1,528)
Archer-Daniels-Midland Co.	655	0.50%	(1,677)
Tyson Foods, Inc. — Class A	244	0.28%	(1,708)
TreeHouse Foods, Inc.	330	0.28%	(1,913)
Universal Health Services, Inc. — Class B	120	0.21%	(1,963)
John B Sanfilippo & Son, Inc.	253	0.41%	(2,070)
Medtronic plc	555	0.97%	(2,128)
Altria Group, Inc.	997	0.74%	(2,233)
Henry Schein, Inc.	649	0.72%	(2,779)
Ingredion, Inc.	541	0.85%	(3,125)
Cigna Corp.	111	0.40%	(3,249)
HCA Healthcare, Inc.	196	0.36%	(3,514)
Biogen, Inc.	69	0.35%	(4,320)
Pfizer, Inc.	1,121	0.70%	(4,707)
Jazz Pharmaceuticals plc	247	0.52%	(6,022)
Philip Morris International, Inc.	579	0.77%	(6,663)
Molson Coors Beverage Co. — Class B	1,081	0.71%	(17,386)
Total Consumer, Non-cyclical			(2,222)

Communications
Amazon.com, Inc.	17	0.89%	17,859
Alphabet, Inc. — Class C	49	1.32%	12,755
Facebook, Inc. — Class A	159	0.69%	10,409
eBay, Inc.	484	0.48%	7,303
Cisco Systems, Inc.	1,176	1.04%	2,592
Interpublic Group of Companies, Inc.	681	0.22%	1,487
Netflix, Inc.	21	0.18%	769
Viavi Solutions, Inc.	1,124	0.27%	477
Juniper Networks, Inc.	1,707	0.74%	163
Ciena Corp.	305	0.31%	(131)
Sirius XM Holdings, Inc.	2,819	0.32%	(1,415)
Fox Corp. — Class A	552	0.28%	(2,367)
Comcast Corp. — Class A	1,287	0.96%	(4,171)
Yelp, Inc. — Class A	446	0.20%	(5,049)
Verizon Communications, Inc.	1,072	1.13%	(5,231)
Booking Holdings, Inc.	23	0.70%	(5,338)
AT&T, Inc.	1,612	0.93%	(6,446)
Omnicom Group, Inc.	676	0.70%	(15,082)
Total Communications			8,584

Industrial
Snap-on, Inc.	278	0.73%	5,978
Werner Enterprises, Inc.	530	0.44%	5,451
Garmin Ltd.	237	0.44%	3,497
Regal Beloit Corp.	196	0.33%	3,489
Union Pacific Corp.	305	0.98%	3,394
Schneider National, Inc. — Class B	661	0.31%	2,887
TE Connectivity Ltd.	189	0.29%	2,741
Owens Corning	302	0.32%	2,549
Westrock Co.	629	0.34%	1,954
Landstar System, Inc.	206	0.44%	1,615
Caterpillar, Inc.	398	0.96%	1,214
J.B. Hunt Transport Services, Inc.	272	0.62%	871
3M Co.	46	0.14%	488
National Instruments Corp.	298	0.22%	474
Lincoln Electric Holdings, Inc.	200	0.32%	316
Expeditors International of Washington, Inc.	518	0.75%	307
Norfolk Southern Corp.	264	0.88%	(41)
Oshkosh Corp.	170	0.23%	(156)
Illinois Tool Works, Inc.	91	0.30%	(246)
Raytheon Technologies Corp.	108	0.13%	(446)
Lockheed Martin Corp.	18	0.13%	(520)
CSX Corp.	492	0.65%	(582)
Timken Co.	366	0.32%	(1,078)
Arrow Electronics, Inc.	215	0.28%	(1,301)
Emerson Electric Co.	293	0.35%	(1,350)
Hubbell, Inc.	178	0.42%	(1,853)
Gentex Corp.	1,838	0.90%	(1,965)
Eaton Corporation plc	337	0.56%	(2,575)
Honeywell International, Inc.	203	0.56%	(3,169)
FedEx Corp.	221	0.59%	(3,488)
AGCO Corp.	301	0.32%	(4,877)
Terex Corp.	792	0.28%	(7,708)
Waters Corp.	216	0.74%	(8,804)
Total Industrial			(2,934)

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Utilities
CenterPoint Energy, Inc.	710	0.25%	$(51)
OGE Energy Corp.	648	0.37%	(904)
Southwest Gas Holdings, Inc.	155	0.20%	(928)
Ameren Corp.	329	0.44%	(1,575)
FirstEnergy Corp.	684	0.50%	(2,011)
NorthWestern Corp.	281	0.29%	(2,120)
IDACORP, Inc.	324	0.54%	(2,124)
Avista Corp.	303	0.21%	(2,448)
Evergy, Inc.	630	0.71%	(2,556)
NiSource, Inc.	1,113	0.48%	(2,912)
NRG Energy, Inc.	598	0.37%	(3,012)
ONE Gas, Inc.	431	0.63%	(3,086)
Pinnacle West Capital Corp.	578	0.81%	(3,485)
Southern Co.	839	0.83%	(4,340)
Consolidated Edison, Inc.	641	0.88%	(5,904)
National Fuel Gas Co.	582	0.46%	(6,452)
Portland General Electric Co.	783	0.62%	(7,276)
Public Service Enterprise Group, Inc.	918	0.86%	(7,783)
PPL Corp.	1,675	0.82%	(10,063)
Exelon Corp.	1,400	0.97%	(11,550)
Total Utilities			(80,580)

Financial
Waddell & Reed Financial, Inc. — Class A	1,546	0.46%	4,350
Visa, Inc. — Class A	77	0.28%	1,151
Western Union Co.	1,173	0.48%	1,029
BlackRock, Inc. — Class A	13	0.13%	920
Citigroup, Inc.	132	0.13%	782
Mastercard, Inc. — Class A	37	0.21%	(440)
Host Hotels & Resorts, Inc.	1,277	0.26%	(687)
JPMorgan Chase & Co.	172	0.31%	(889)
Berkshire Hathaway, Inc. — Class B	106	0.36%	(1,173)
Ameriprise Financial, Inc.	138	0.39%	(1,447)
M&T Bank Corp.	219	0.43%	(1,613)
Synchrony Financial	520	0.22%	(2,012)
Piedmont Office Realty Trust, Inc. — Class A	1,949	0.62%	(2,066)
Vornado Realty Trust	606	0.44%	(2,104)
Allstate Corp.	470	0.87%	(3,124)
Highwoods Properties, Inc.	454	0.32%	(3,143)
Travelers Companies, Inc.	164	0.36%	(3,660)
Bank of America Corp.	973	0.44%	(3,849)
Boston Properties, Inc.	323	0.56%	(4,577)
Weingarten Realty Investors	543	0.20%	(5,297)
Equity Residential	742	0.83%	(5,348)
MetLife, Inc.	1,365	0.95%	(7,069)
Kennedy-Wilson Holdings, Inc.	1,430	0.41%	(7,592)
Wells Fargo & Co.	643	0.31%	(8,284)
Total Financial			(56,142)

Technology
Apple, Inc.	257	1.78%	34,697
Microsoft Corp.	338	1.31%	28,826
Skyworks Solutions, Inc.	172	0.42%	5,690
QUALCOMM, Inc.	460	0.80%	5,088
Maxim Integrated Products, Inc.	595	0.69%	4,070
NVIDIA Corp.	26	0.19%	3,566
CDK Global, Inc.	478	0.38%	2,978
Applied Materials, Inc.	321	0.37%	2,450
Texas Instruments, Inc.	313	0.76%	2,008
Adobe, Inc.	20	0.17%	1,915
Paychex, Inc.	188	0.27%	1,756
Lam Research Corp.	47	0.29%	1,662
HP, Inc.	813	0.27%	1,588
Oracle Corp.	858	0.90%	1,453
Intel Corp.	741	0.84%	1,447
Cognizant Technology Solutions Corp. — Class A	453	0.49%	1,278
Xilinx, Inc.	144	0.27%	1,106
NetApp, Inc.	642	0.54%	1,033
KLA Corp.	102	0.38%	293
Synaptics, Inc.	215	0.25%	117
Micron Technology, Inc.	299	0.29%	(475)
Zebra Technologies Corp. — Class A	49	0.24%	(876)
Cerner Corp.	707	0.92%	(1,556)
International Business Machines Corp.	316	0.73%	(2,676)
Seagate Technology plc	889	0.82%	(3,259)
Teradata Corp.	678	0.27%	(4,841)
Total Technology			89,338

Consumer, Cyclical
Cummins, Inc.	283	0.93%	3,562
Home Depot, Inc.	55	0.26%	3,369
DR Horton, Inc.	324	0.34%	3,108
Best Buy Company, Inc.	261	0.43%	2,913
Lowe’s Companies, Inc.	208	0.54%	2,600
Hanesbrands, Inc.	1,204	0.26%	2,465
Lear Corp.	200	0.42%	2,028
Brunswick Corp.	301	0.37%	1,564
Gentherm, Inc.	773	0.57%	1,469
Southwest Airlines Co.	465	0.30%	1,427
Polaris, Inc.	164	0.29%	1,073

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Autoliv, Inc.	732	0.90%	$1,048
MSC Industrial Direct Company, Inc. — Class A	250	0.35%	878
AutoZone, Inc.	6	0.13%	827
NIKE, Inc. — Class B	74	0.14%	645
McDonald’s Corp.	38	0.13%	43
Walmart, Inc.	63	0.14%	(66)
Costco Wholesale Corp.	25	0.14%	(81)
PACCAR, Inc.	234	0.33%	(1,013)
Starbucks Corp.	92	0.13%	(1,395)
Whirlpool Corp.	165	0.41%	(3,512)
Mohawk Industries, Inc.	127	0.25%	(4,358)
Allison Transmission Holdings, Inc.	705	0.49%	(5,480)
General Motors Co.	950	0.46%	(10,089)
Total Consumer, Cyclical			3,025

Energy
Valero Energy Corp.	16	0.02%	118
Chevron Corp.	193	0.33%	(6,253)
Exxon Mobil Corp.	423	0.38%	(10,266)
Total Energy			(16,401)
Total MS Equity Long Custom Basket			(57,332)

MS EQUITY SHORT CUSTOM BASKET
Basic Materials
PPG Industries, Inc.	1,329	(1.72)%	7,867
DuPont de Nemours, Inc.	787	(0.51)%	2,717
Nucor Corp.	805	(0.41)%	1,941
Livent Corp.	1	0.00%	3
Royal Gold, Inc.	312	(0.47)%	(572)
Balchem Corp.	1,334	(1.55)%	(2,114)
Linde plc	802	(2.08)%	(3,719)
Ashland Global Holdings, Inc.	2,256	(1.91)%	(6,167)
Air Products & Chemicals, Inc.	710	(2.10)%	(6,194)
Albemarle Corp.	719	(0.68)%	(11,597)
Ecolab, Inc.	572	(1.39)%	(12,919)
Freeport-McMoRan, Inc.	5,245	(0.74)%	(13,894)
RPM International, Inc.	1,743	(1.60)%	(16,348)
Newmont Corp.	1,559	(1.18)%	(23,883)
Quaker Chemical Corp.	675	(1.53)%	(34,070)
Total Basic Materials			(118,949)

Financial
Realty Income Corp.	1,777	(1.29)%	28,468
Ameris Bancorp	1,902	(0.55)%	23,430
Alleghany Corp.	246	(1.47)%	18,954
UDR, Inc.	2,171	(0.99)%	18,932
People’s United Financial, Inc.	3,752	(0.53)%	18,020
Markel Corp.	155	(1.75)%	17,604
Valley National Bancorp	12,699	(1.21)%	15,537
Old National Bancorp	3,049	(0.51)%	12,641
Acadia Realty Trust	4,528	(0.72)%	12,156
Kilroy Realty Corp.	1,484	(1.06)%	10,824
JBG SMITH Properties	2,506	(0.91)%	9,273
First Financial Bankshares, Inc.	2,080	(0.73)%	8,274
First Midwest Bancorp, Inc.	3,639	(0.59)%	7,367
Fulton Financial Corp.	6,304	(0.81)%	6,431
Americold Realty Trust	4,538	(2.01)%	6,212
Healthcare Realty Trust, Inc.	3,384	(1.21)%	6,032
Loews Corp.	1,426	(0.60)%	5,915
Agree Realty Corp.	2,187	(1.76)%	5,498
TFS Financial Corp.	2,833	(0.50)%	5,472
Glacier Bancorp, Inc.	1,040	(0.45)%	4,428
Global Net Lease, Inc.	3,349	(0.68)%	4,224
Southside Bancshares, Inc.	1,916	(0.65)%	3,868
Medical Properties Trust, Inc.	4,465	(1.03)%	3,858
Prologis, Inc.	850	(0.97)%	3,765
Brookline Bancorp, Inc.	7,421	(0.91)%	3,414
RLI Corp.	610	(0.61)%	2,742
New York Community Bancorp, Inc.	3,363	(0.42)%	968
QTS Realty Trust, Inc. — Class A	1,461	(1.14)%	819
EastGroup Properties, Inc.	577	(0.84)%	(512)
American Assets Trust, Inc.	1,432	(0.49)%	(1,332)
Easterly Government Properties, Inc.	3,305	(0.93)%	(1,985)
American Tower Corp. — Class A	97	(0.31)%	(2,010)
CyrusOne, Inc.	509	(0.45)%	(2,389)
Northfield Bancorp, Inc.	2,730	(0.38)%	(2,621)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,717	(0.60)%	(2,972)
Crown Castle International Corp.	148	(0.30)%	(4,033)
James River Group Holdings Ltd.	1,257	(0.69)%	(4,175)
Healthcare Trust of America, Inc. — Class A	2,831	(0.92)%	(4,865)
STAG Industrial, Inc.	1,554	(0.56)%	(4,955)
SBA Communications Corp.	85	(0.31)%	(5,163)
BOK Financial Corp.	597	(0.41)%	(5,511)
Alexandria Real Estate Equities, Inc.	765	(1.52)%	(6,095)
Equinix, Inc.	43	(0.37)%	(9,560)
Sun Communities, Inc.	730	(1.21)%	(10,502)
Flagstar Bancorp, Inc.	1,472	(0.53)%	(12,039)

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Terreno Realty Corp.	1,781	(1.15)%	$(13,790)
Rexford Industrial Realty, Inc.	3,282	(1.66)%	(14,997)
Total Financial			155,620

Communications
Liberty Broadband Corp. — Class C	840	(1.27)%	7,747
FactSet Research Systems, Inc.	128	(0.51)%	(4,653)
Zendesk, Inc.	298	(0.32)%	(4,765)
Anaplan, Inc.	825	(0.46)%	(5,111)
Okta, Inc.	137	(0.34)%	(7,891)
Q2 Holdings, Inc.	817	(0.86)%	(9,834)
Total Communications			(24,507)

Industrial
Tetra Tech, Inc.	1,223	(1.18)%	8,055
L3Harris Technologies, Inc.	230	(0.48)%	7,428
Eagle Materials, Inc.	1,217	(1.04)%	5,270
TransDigm Group, Inc.	195	(1.05)%	4,888
Sonoco Products Co.	889	(0.57)%	2,961
Louisiana-Pacific Corp.	3,381	(1.06)%	1,981
Silgan Holdings, Inc.	1,806	(0.71)%	1,062
Ball Corp.	1,176	(1.00)%	835
Crown Holdings, Inc.	603	(0.48)%	(1,389)
Vulcan Materials Co.	592	(0.84)%	(2,144)
Martin Marietta Materials, Inc.	414	(1.05)%	(2,491)
AptarGroup, Inc.	529	(0.72)%	(2,679)
GATX Corp.	636	(0.47)%	(2,756)
Exponent, Inc.	491	(0.49)%	(3,092)
ESCO Technologies, Inc.	535	(0.55)%	(4,100)
Amcor plc	5,893	(0.74)%	(8,712)
Casella Waste Systems, Inc. — Class A	1,415	(0.90)%	(9,657)
Worthington Industries, Inc.	1,115	(0.51)%	(14,128)
Total Industrial			(18,668)

Consumer, Non-cyclical
Hormel Foods Corp.	794	(0.47)%	882
McCormick & Company, Inc.	149	(0.33)%	(1,227)
Avery Dennison Corp.	568	(0.79)%	(3,060)
Seattle Genetics, Inc.	168	(0.35)%	(5,962)
Verisk Analytics, Inc. — Class A	473	(0.98)%	(6,705)
Equifax, Inc.	290	(0.61)%	(6,956)
Global Payments, Inc.	437	(0.91)%	(8,329)
Paylocity Holding Corp.	279	(0.50)%	(14,213)
Avalara, Inc.	376	(0.61)%	(21,959)
Total Consumer, Non-cyclical			(67,529)

Consumer, Cyclical
Copart, Inc.	431	(0.44)%	5,097
Scotts Miracle-Gro Co. — Class A	362	(0.59)%	(4,743)
Total Consumer, Cyclical			354

Energy
Phillips 66	526	(0.46)%	7,332
Kinder Morgan, Inc.	2,658	(0.49)%	5,934
Delek US Holdings, Inc.	1,824	(0.39)%	5,539
Williams Companies, Inc.	1,849	(0.43)%	3,174
Pioneer Natural Resources Co.	298	(0.36)%	2,353
ONEOK, Inc.	1,084	(0.44)%	(105)
Concho Resources, Inc.	672	(0.42)%	(798)
National Oilwell Varco, Inc.	5,321	(0.80)%	(4,366)
Baker Hughes Co.	2,076	(0.39)%	(5,556)
Schlumberger Ltd.	1,794	(0.40)%	(6,140)
Noble Energy, Inc.	3,161	(0.35)%	(7,156)
Halliburton Co.	2,462	(0.39)%	(14,194)
Total Energy			(13,983)

Utilities
American States Water Co.	564	(0.54)%	7,254
California Water Service Group	1,689	(0.98)%	5,655
WEC Energy Group, Inc.	310	(0.33)%	1,642
American Water Works Company, Inc.	342	(0.54)%	953
NextEra Energy, Inc.	126	(0.37)%	500
Total Utilities			16,004

Technology
Fiserv, Inc.	1,360	(1.62)%	2,815
Parsons Corp.	2,146	(0.95)%	1,090
Tyler Technologies, Inc.	73	(0.31)%	(323)
RealPage, Inc.	376	(0.30)%	(426)
Appfolio, Inc. — Class A	155	(0.31)%	(2,495)
salesforce.com, Inc.	146	(0.33)%	(4,465)
Autodesk, Inc.	109	(0.32)%	(5,133)
Fidelity National Information Services, Inc.	1,185	(1.94)%	(6,840)
Smartsheet, Inc. — Class A	830	(0.52)%	(6,842)
HubSpot, Inc.	122	(0.33)%	(7,309)
Coupa Software, Inc.	112	(0.38)%	(7,819)
Zscaler, Inc.	244	(0.33)%	(8,160)
Envestnet, Inc.	632	(0.57)%	(10,313)
Veeva Systems, Inc. — Class A	177	(0.51)%	(10,705)
Workiva, Inc.	874	(0.57)%	(13,040)
Alteryx, Inc. — Class A	269	(0.54)%	(13,291)
Twilio, Inc. — Class A	131	(0.35)%	(14,027)
Total Technology			(107,284)
Total MS Equity Short Custom Basket			(178,942)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY LONG CUSTOM BASKET
Industrial
Werner Enterprises, Inc.	530	0.44%	$7,445
Snap-on, Inc.	278	0.73%	5,845
Schneider National, Inc. — Class B	661	0.31%	4,434
Garmin Ltd.	237	0.44%	3,430
Regal Beloit Corp.	196	0.32%	3,398
Union Pacific Corp.	305	0.98%	3,007
TE Connectivity Ltd.	189	0.29%	2,733
Owens Corning	302	0.32%	2,576
Landstar System, Inc.	206	0.44%	2,196
Westrock Co.	629	0.34%	1,982
Caterpillar, Inc.	398	0.96%	878
J.B. Hunt Transport Services, Inc.	272	0.62%	855
3M Co.	46	0.14%	503
National Instruments Corp.	298	0.22%	488
Expeditors International of Washington, Inc.	518	0.75%	295
Lincoln Electric Holdings, Inc.	200	0.32%	243
Illinois Tool Works, Inc.	91	0.30%	(265)
Raytheon Technologies Corp.	108	0.13%	(479)
Lockheed Martin Corp.	18	0.12%	(546)
Oshkosh Corp.	170	0.23%	(808)
Timken Co.	366	0.32%	(1,061)
Arrow Electronics, Inc.	215	0.28%	(1,394)
Emerson Electric Co.	293	0.34%	(1,467)
Hubbell, Inc.	178	0.42%	(1,854)
Gentex Corp.	1,838	0.90%	(1,943)
Norfolk Southern Corp.	264	0.88%	(2,001)
CSX Corp.	492	0.65%	(2,081)
Eaton Corporation plc	337	0.56%	(2,563)
Honeywell International, Inc.	203	0.56%	(3,314)
FedEx Corp.	221	0.59%	(3,488)
AGCO Corp.	301	0.32%	(4,887)
Waters Corp.	216	0.74%	(6,382)
Terex Corp.	792	0.28%	(7,718)
Total Industrial			(1,943)

Financial
Waddell & Reed Financial, Inc. — Class A	1,546	0.46%	4,384
Visa, Inc. — Class A	77	0.28%	1,172
Western Union Co.	1,173	0.48%	989
BlackRock, Inc. — Class A	13	0.13%	894
Citigroup, Inc.	132	0.13%	844
Morgan Stanley	320	0.29%	196
Mastercard, Inc. — Class A	37	0.21%	(435)
Host Hotels & Resorts, Inc.	1,277	0.26%	(675)
Berkshire Hathaway, Inc. — Class B	106	0.36%	(1,231)
Ameriprise Financial, Inc.	138	0.39%	(1,466)
M&T Bank Corp.	219	0.43%	(1,574)
Piedmont Office Realty Trust, Inc. — Class A	1,949	0.61%	(1,932)
Synchrony Financial	520	0.22%	(2,007)
Vornado Realty Trust	606	0.44%	(2,063)
JPMorgan Chase & Co.	172	0.31%	(2,613)
Allstate Corp.	470	0.87%	(3,132)
Highwoods Properties, Inc.	454	0.32%	(3,181)
Travelers Companies, Inc.	164	0.36%	(3,662)
Bank of America Corp.	973	0.44%	(3,821)
Boston Properties, Inc.	323	0.55%	(4,612)
Weingarten Realty Investors	543	0.20%	(5,299)
Equity Residential	742	0.83%	(5,409)
MetLife, Inc.	1,365	0.95%	(7,030)
Kennedy-Wilson Holdings, Inc.	1,430	0.41%	(7,576)
Wells Fargo & Co.	643	0.31%	(8,326)
Total Financial			(57,565)

Utilities
CenterPoint Energy, Inc.	710	0.25%	(35)
OGE Energy Corp.	648	0.37%	(889)
Southwest Gas Holdings, Inc.	155	0.20%	(912)
Ameren Corp.	329	0.44%	(1,618)
NorthWestern Corp.	281	0.29%	(2,114)
IDACORP, Inc.	324	0.54%	(2,144)
Avista Corp.	303	0.21%	(2,423)
Evergy, Inc.	630	0.71%	(2,625)
FirstEnergy Corp.	684	0.50%	(2,715)
NiSource, Inc.	1,113	0.48%	(2,913)
ONE Gas, Inc.	431	0.63%	(3,020)
NRG Energy, Inc.	598	0.37%	(3,088)
Pinnacle West Capital Corp.	578	0.80%	(3,562)
National Fuel Gas Co.	582	0.46%	(4,428)
Southern Co.	839	0.83%	(4,585)
Consolidated Edison, Inc.	641	0.88%	(5,903)
PPL Corp.	1,675	0.82%	(7,874)
Public Service Enterprise Group, Inc.	918	0.86%	(8,062)
Portland General Electric Co.	783	0.62%	(8,203)
Exelon Corp.	1,400	0.96%	(11,211)
Total Utilities			(78,324)

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Consumer, Non-cyclical
Eli Lilly & Co.	307	0.96%	$11,307
Herbalife Nutrition Ltd.	743	0.63%	10,041
Amgen, Inc.	200	0.90%	9,055
Rent-A-Center, Inc.	631	0.33%	6,304
McKesson Corp.	294	0.86%	6,121
Cardinal Health, Inc.	891	0.88%	4,865
CVS Health Corp.	355	0.44%	3,905
United Rentals, Inc.	113	0.32%	3,228
Abbott Laboratories	235	0.41%	2,443
Kellogg Co.	440	0.55%	2,440
Laboratory Corporation of America Holdings	107	0.34%	2,109
Thermo Fisher Scientific, Inc.	21	0.14%	1,643
Johnson & Johnson	445	1.19%	1,630
AbbVie, Inc.	80	0.15%	1,211
Incyte Corp.	196	0.39%	1,121
Alexion Pharmaceuticals, Inc.	115	0.25%	1,113
Kimberly-Clark Corp.	380	1.02%	1,080
Innoviva, Inc.	1,137	0.30%	966
Procter & Gamble Co.	499	1.13%	872
General Mills, Inc.	518	0.61%	281
Molina Healthcare, Inc.	148	0.50%	222
Becton Dickinson and Co.	30	0.14%	68
JM Smucker Co.	232	0.47%	55
Campbell Soup Co.	692	0.65%	17
Colgate-Palmolive Co.	519	0.72%	16
Anthem, Inc.	26	0.13%	(76)
Humana, Inc.	19	0.14%	(142)
Bristol-Myers Squibb Co.	126	0.14%	(192)
PepsiCo, Inc.	207	0.52%	(196)
Monster Beverage Corp.	201	0.26%	(276)
Stryker Corp.	37	0.13%	(279)
UnitedHealth Group, Inc.	81	0.45%	(320)
Gilead Sciences, Inc.	395	0.58%	(379)
Quest Diagnostics, Inc.	158	0.34%	(467)
Merck & Company, Inc.	111	0.16%	(593)
Kraft Heinz Co.	801	0.48%	(1,031)
Ingredion, Inc.	541	0.85%	(1,048)
DaVita, Inc.	183	0.27%	(1,178)
Mondelez International, Inc. — Class A	588	0.57%	(1,221)
Post Holdings, Inc.	210	0.35%	(1,329)
Dentsply Sirona, Inc.	304	0.25%	(1,534)
Coca-Cola Co.	240	0.20%	(1,608)
Archer-Daniels-Midland Co.	655	0.50%	(1,702)
Tyson Foods, Inc. — Class A	244	0.28%	(1,760)
TreeHouse Foods, Inc.	330	0.27%	(1,936)
Universal Health Services, Inc. — Class B	120	0.21%	(1,957)
John B Sanfilippo & Son, Inc.	253	0.41%	(2,045)
Altria Group, Inc.	997	0.74%	(2,278)
Henry Schein, Inc.	649	0.72%	(2,855)
Cigna Corp.	111	0.40%	(3,184)
HCA Healthcare, Inc.	196	0.36%	(3,499)
Philip Morris International, Inc.	579	0.77%	(4,112)
Biogen, Inc.	69	0.35%	(4,302)
Medtronic plc	555	0.97%	(4,469)
Jazz Pharmaceuticals plc	247	0.52%	(4,808)
Pfizer, Inc.	1,121	0.70%	(7,745)
Molson Coors Beverage Co. — Class B	1,081	0.71%	(17,402)
Total Consumer, Non-cyclical			(3,810)

Technology
Apple, Inc.	257	1.78%	33,906
Microsoft Corp.	338	1.31%	23,968
Skyworks Solutions, Inc.	172	0.42%	5,696
QUALCOMM, Inc.	460	0.80%	4,962
Maxim Integrated Products, Inc.	595	0.68%	4,084
NVIDIA Corp.	26	0.19%	3,564
CDK Global, Inc.	478	0.38%	2,964
Intel Corp.	741	0.84%	2,851
Applied Materials, Inc.	321	0.37%	2,475
Texas Instruments, Inc.	313	0.75%	1,983
Adobe, Inc.	20	0.17%	1,907
Paychex, Inc.	188	0.27%	1,782
Lam Research Corp.	47	0.29%	1,647
HP, Inc.	813	0.27%	1,620
Cognizant Technology Solutions Corp. — Class A	453	0.49%	1,273
Xilinx, Inc.	144	0.27%	1,089
NetApp, Inc.	642	0.54%	1,068
Oracle Corp.	858	0.90%	1,037
KLA Corp.	102	0.38%	258
Synaptics, Inc.	215	0.25%	211
Micron Technology, Inc.	299	0.29%	(549)
Zebra Technologies Corp. — Class A	49	0.24%	(842)
Cerner Corp.	707	0.92%	(1,594)
International Business Machines Corp.	316	0.72%	(2,785)
Seagate Technology plc	889	0.82%	(3,270)
Teradata Corp.	678	0.27%	(4,626)
Total Technology			84,679

Consumer, Cyclical
DR Horton, Inc.	324	0.34%	2,987
Best Buy Company, Inc.	261	0.43%	2,908
Home Depot, Inc.	55	0.26%	2,888
Cummins, Inc.	283	0.93%	2,676

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Lowe’s Companies, Inc.	208	0.53%	$2,629
Hanesbrands, Inc.	1,204	0.26%	2,439
Lear Corp.	200	0.41%	1,965
Gentherm, Inc.	773	0.57%	1,811
Brunswick Corp.	301	0.37%	1,610
Southwest Airlines Co.	465	0.30%	1,387
Polaris, Inc.	164	0.29%	1,088
AutoZone, Inc.	6	0.13%	859
MSC Industrial Direct Company, Inc. — Class A	250	0.35%	847
NIKE, Inc. — Class B	74	0.14%	647
McDonald’s Corp.	38	0.13%	85
Autoliv, Inc.	732	0.90%	82
Walmart, Inc.	63	0.14%	(65)
Costco Wholesale Corp.	25	0.14%	(76)
PACCAR, Inc.	234	0.33%	(1,025)
Starbucks Corp.	92	0.13%	(1,401)
Whirlpool Corp.	165	0.41%	(3,536)
Mohawk Industries, Inc.	127	0.25%	(4,293)
Allison Transmission Holdings, Inc.	705	0.49%	(4,748)
General Motors Co.	950	0.46%	(10,121)
Total Consumer, Cyclical			1,643

Communications
Amazon.com, Inc.	17	0.89%	17,727
Alphabet, Inc. — Class C	49	1.31%	15,249
Facebook, Inc. — Class A	159	0.69%	9,631
eBay, Inc.	484	0.48%	7,244
Cisco Systems, Inc.	1,176	1.04%	2,367
Interpublic Group of Companies, Inc.	681	0.22%	1,480
Netflix, Inc.	21	0.18%	767
Viavi Solutions, Inc.	1,124	0.27%	483
Juniper Networks, Inc.	1,707	0.74%	181
Ciena Corp.	305	0.31%	(178)
Sirius XM Holdings, Inc.	2,819	0.31%	(1,447)
Verizon Communications, Inc.	1,072	1.12%	(1,822)
Fox Corp. — Class A	552	0.28%	(2,343)
Comcast Corp. — Class A	1,287	0.95%	(4,169)
Yelp, Inc. — Class A	446	0.20%	(4,973)
Booking Holdings, Inc.	23	0.70%	(5,320)
AT&T, Inc.	1,612	0.92%	(7,080)
Omnicom Group, Inc.	676	0.70%	(16,254)
Total Communications			11,543

Energy
Valero Energy Corp.	16	0.02%	134
Chevron Corp.	193	0.33%	(6,164)
Exxon Mobil Corp.	423	0.36%	(10,266)
Total Energy			(16,296)
Total GS Equity Long Custom Basket			(60,073)

GS EQUITY SHORT CUSTOM BASKET
Basic Materials
PPG Industries, Inc.	1,329	(1.75)%	8,323
DuPont de Nemours, Inc.	787	(0.52)%	2,769
Balchem Corp.	1,334	(1.57)%	2,143
Nucor Corp.	805	(0.41)%	1,974
Royal Gold, Inc.	312	(0.48)%	(526)
Linde plc	802	(2.11)%	(2,702)
Ashland Global Holdings, Inc.	2,256	(1.94)%	(5,281)
Air Products & Chemicals, Inc.	710	(2.13)%	(6,492)
Albemarle Corp.	719	(0.69)%	(11,698)
Ecolab, Inc.	572	(1.41)%	(13,477)
Freeport-McMoRan, Inc.	5,245	(0.75)%	(13,984)
RPM International, Inc.	1,743	(1.62)%	(18,398)
Newmont Corp.	1,559	(1.20)%	(23,906)
Quaker Chemical Corp.	675	(1.56)%	(34,447)
Total Basic Materials			(115,702)

Financial
Realty Income Corp.	1,777	(1.31)%	31,147
Ameris Bancorp	1,902	(0.56)%	23,546
UDR, Inc.	2,171	(1.01)%	19,461
Alleghany Corp.	246	(1.49)%	19,396
Markel Corp.	155	(1.78)%	18,171
People’s United Financial, Inc.	3,752	(0.54)%	17,640
Valley National Bancorp	12,699	(1.23)%	16,723
First Midwest Bancorp, Inc.	6,214	(1.03)%	12,939
Old National Bancorp	3,049	(0.52)%	12,686
Acadia Realty Trust	4,528	(0.73)%	11,948
Kilroy Realty Corp.	1,484	(1.08)%	10,638
JBG SMITH Properties	2,506	(0.92)%	9,255
First Financial Bankshares, Inc.	2,080	(0.75)%	8,284
Fulton Financial Corp.	6,304	(0.82)%	6,107
Loews Corp.	1,426	(0.61)%	5,940
Healthcare Realty Trust, Inc.	3,384	(1.23)%	5,870
TFS Financial Corp.	2,833	(0.50)%	5,434
Glacier Bancorp, Inc.	1,040	(0.46)%	5,075
Global Net Lease, Inc.	3,349	(0.70)%	4,228
Prologis, Inc.	850	(0.99)%	3,926
Medical Properties Trust, Inc.	4,465	(1.04)%	3,838
Southside Bancshares, Inc.	1,916	(0.66)%	3,687
RLI Corp.	610	(0.62)%	3,492
Brookline Bancorp, Inc.	7,421	(0.93)%	3,370
New York Community Bancorp, Inc.	3,363	(0.43)%	787
EastGroup Properties, Inc.	577	(0.85)%	161
Agree Realty Corp.	2,187	(1.78)%	(599)

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
American Assets Trust, Inc.	1,432	(0.50)%	$(1,362)
American Tower Corp. — Class A	97	(0.31)%	(1,996)
Easterly Government Properties, Inc.	3,305	(0.95)%	(2,081)
CyrusOne, Inc.	509	(0.46)%	(2,445)
Northfield Bancorp, Inc.	2,730	(0.39)%	(2,673)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,717	(0.61)%	(2,986)
Crown Castle International Corp.	148	(0.31)%	(4,036)
James River Group Holdings Ltd.	1,257	(0.70)%	(4,219)
Sun Communities, Inc.	730	(1.23)%	(4,708)
Rexford Industrial Realty, Inc.	3,282	(1.69)%	(4,793)
Healthcare Trust of America, Inc. — Class A	2,831	(0.93)%	(4,953)
STAG Industrial, Inc.	1,554	(0.57)%	(5,103)
SBA Communications Corp.	85	(0.31)%	(5,200)
BOK Financial Corp.	597	(0.42)%	(5,732)
Alexandria Real Estate Equities, Inc.	765	(1.54)%	(5,940)
Terreno Realty Corp.	1,781	(1.16)%	(8,192)
Equinix, Inc.	43	(0.38)%	(8,329)
Flagstar Bancorp, Inc.	1,472	(0.54)%	(12,121)
QTS Realty Trust, Inc. — Class A	1,461	(1.16)%	(16,913)
Total Financial			159,368

Energy
ONEOK, Inc.	1,084	(0.45)%	12,409
Phillips 66	526	(0.47)%	7,383
Kinder Morgan, Inc.	2,658	(0.50)%	5,999
Delek US Holdings, Inc.	1,824	(0.39)%	5,785
Williams Companies, Inc.	1,849	(0.44)%	3,229
Pioneer Natural Resources Co.	298	(0.36)%	2,793
Concho Resources, Inc.	672	(0.43)%	(847)
National Oilwell Varco, Inc.	5,321	(0.81)%	(4,408)
Baker Hughes Co.	2,076	(0.40)%	(5,567)
Schlumberger Ltd.	1,794	(0.41)%	(6,148)
Noble Energy, Inc.	3,161	(0.35)%	(7,185)
Halliburton Co.	2,462	(0.40)%	(14,158)
Total Energy			(715)

Technology
Fiserv, Inc.	1,360	(1.65)%	2,589
Parsons Corp.	2,146	(0.97)%	689
Tyler Technologies, Inc.	73	(0.31)%	(337)
RealPage, Inc.	376	(0.30)%	(416)
Appfolio, Inc. — Class A	155	(0.31)%	(2,502)
salesforce.com, Inc.	146	(0.34)%	(4,355)
Autodesk, Inc.	109	(0.32)%	(5,139)
HubSpot, Inc.	122	(0.34)%	(6,414)
Smartsheet, Inc. — Class A	830	(0.52)%	(6,796)
Fidelity National Information Services, Inc.	1,185	(1.97)%	(6,992)
Coupa Software, Inc.	112	(0.39)%	(7,784)
Zscaler, Inc.	244	(0.33)%	(8,149)
Veeva Systems, Inc. — Class A	177	(0.52)%	(9,637)
Envestnet, Inc.	632	(0.58)%	(10,394)
Alteryx, Inc. — Class A	269	(0.55)%	(12,029)
Workiva, Inc.	874	(0.58)%	(13,130)
Twilio, Inc. — Class A	131	(0.36)%	(13,961)
Total Technology			(104,757)

Industrial
Tetra Tech, Inc.	1,223	(1.20)%	7,854
L3Harris Technologies, Inc.	230	(0.48)%	7,412
TransDigm Group, Inc.	195	(1.07)%	5,942
Eagle Materials, Inc.	1,217	(1.06)%	5,304
Sonoco Products Co.	889	(0.58)%	3,125
Louisiana-Pacific Corp.	3,381	(1.08)%	2,564
Ball Corp.	1,176	(1.01)%	1,069
Silgan Holdings, Inc.	1,806	(0.73)%	997
Crown Holdings, Inc.	603	(0.49)%	(1,457)
Vulcan Materials Co.	592	(0.85)%	(2,242)
Martin Marietta Materials, Inc.	414	(1.06)%	(2,517)
AptarGroup, Inc.	529	(0.74)%	(2,674)
GATX Corp.	636	(0.48)%	(2,911)
Exponent, Inc.	491	(0.49)%	(3,067)
ESCO Technologies, Inc.	535	(0.56)%	(4,238)
Amcor plc	5,893	(0.75)%	(9,120)
Casella Waste Systems, Inc. — Class A	1,415	(0.92)%	(9,647)
Worthington Industries, Inc.	1,115	(0.52)%	(14,184)
Total Industrial			(17,790)

Communications
Liberty Broadband Corp. — Class C	840	(1.29)%	7,838
FactSet Research Systems, Inc.	128	(0.52)%	(4,697)
Zendesk, Inc.	304	(0.33)%	(4,879)
Anaplan, Inc.	825	(0.46)%	(5,258)
Okta, Inc.	137	(0.34)%	(7,601)
Q2 Holdings, Inc.	817	(0.87)%	(8,399)
Total Communications			(22,996)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Consumer, Non-cyclical
Hormel Foods Corp.	794	(0.48)%	$846
McCormick & Company, Inc.	149	(0.33)%	(1,185)
Avery Dennison Corp.	568	(0.80)%	(3,193)
Seattle Genetics, Inc.	168	(0.35)%	(6,019)
Verisk Analytics, Inc. — Class A	473	(1.00)%	(6,755)
Equifax, Inc.	290	(0.62)%	(6,951)
Global Payments, Inc.	437	(0.92)%	(8,465)
Paylocity Holding Corp.	279	(0.51)%	(14,195)
Avalara, Inc.	376	(0.62)%	(20,176)
Total Consumer, Non-cyclical			(66,093)

Utilities
American States Water Co.	564	(0.55)%	7,264
California Water Service Group	1,689	(1.00)%	5,759
WEC Energy Group, Inc.	310	(0.34)%	1,658
American Water Works Company, Inc.	342	(0.55)%	965
NextEra Energy, Inc.	126	(0.38)%	420
Total Utilities			16,066

Consumer, Cyclical
Copart, Inc.	431	(0.45)%	5,122
Scotts Miracle-Gro Co. — Class A	362	(0.60)%	(4,728)
Total Consumer, Cyclical			394
Total GS Equity Short Custom Basket			(152,225)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at June 30, 2020.
[2]	Rate indicated is the 7-day yield as of June 30, 2020.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Common Stocks	$23,833,128		$—	$—	$23,833,128
Money Market Fund	1,209,284			—	1,209,284
Total Assets	$25,042,412	$		$—	$25,042,412

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$448,572	$—	$448,572

**	This derivative is reported as unrealized appreciation/depreciation at period end.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value (cost $24,469,667)	$25,042,412
Cash	671
Receivables:
Dividends	38,011
Fund shares sold	15,091
Securities sold	1,097
Total assets	25,097,282

Liabilities:
Unrealized depreciation on OTC swap agreements	448,572
Payable for:
Swap settlement	666,735
Management fees	18,329
Investor service fees	5,091
Fund shares redeemed	3,127
Transfer agent and administrative fees	2,424
Portfolio accounting fees	2,036
Trustees’ fees*	449
Miscellaneous	46,218
Total liabilities	1,192,981
Commitments and contingent liabilities (Note 11)	—
Net assets	$23,904,301

Net assets consist of:
Paid in capital	$27,716,271
Total distributable earnings (loss)	(3,811,970)
Net assets	$23,904,301
Capital shares outstanding	1,827,144
Net asset value per share	$13.08

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends	$299,793
Income from securities lending, net	270
Total investment income	300,063

Expenses:
Management fees	115,202
Investor service fees	32,000
Transfer agent and administrative fees	15,232
Professional fees	25,444
Portfolio accounting fees	12,800
Trustees’ fees*	3,108
Custodian fees	2,388
Miscellaneous	16,383
Total expenses	222,557
Net investment income	77,506

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(153,606)
Swap agreements	576,923
Net realized gain	423,317
Net change in unrealized appreciation (depreciation) on:
Investments	(2,385,706)
Swap agreements	272,804
Net change in unrealized appreciation (depreciation)	(2,112,902)
Net realized and unrealized loss	(1,689,585)
Net decrease in net assets resulting from operations	$(1,612,079)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$77,506	$186,446
Net realized gain (loss) on investments	423,317	(2,649,687)
Net change in unrealized appreciation (depreciation) on investments	(2,112,902)	4,103,676
Net increase (decrease) in net assets resulting from operations	(1,612,079)	1,640,435

Distributions to shareholders	—	(168,099)

Capital share transactions:
Proceeds from sale of shares	2,696,827	9,806,958
Distributions reinvested	—	168,099
Cost of shares redeemed	(7,863,869)	(9,974,536)
Net increase (decrease) from capital share transactions	(5,167,042)	521
Net increase (decrease) in net assets	(6,779,121)	1,472,857

Net assets:
Beginning of period	30,683,422	29,210,565
End of period	$23,904,301	$30,683,422

Capital share activity:
Shares sold	217,756	739,247
Shares issued from reinvestment of distributions	—	12,735
Shares redeemed	(606,935)	(749,957)
Net increase (decrease) in shares	(389,179)	2,025

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$13.84	$13.19	$17.59	$15.37	$15.27	$15.08
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.09	.08	(.05)	.01	(.11)
Net gain (loss) on investments (realized and unrealized)	(.80)	.64	(2.19)	2.33	.09	.30
Total from investment operations	(.76)	.73	(2.11)	2.28	.10	.19
Less distributions from:
Net investment income	—	(.08)	—	(.06)	—	—
Net realized gains	—	—	(2.29)	—	—	—
Total distributions	—	(.08)	(2.29)	(.06)	—	—
Net asset value, end of period	$13.08	$13.84	$13.19	$17.59	$15.37	$15.27

Total Return[c]	(5.49%)	5.54%	(12.94%)	14.85%	0.65%	1.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,904	$30,683	$29,211	$39,138	$31,887	$39,120
Ratios to average net assets:
Net investment income (loss)	0.61%	0.65%	0.52%	(0.32%)	0.04%	(0.71%)
Total expenses[d,e]	1.74%	1.72%	1.62%	1.78%	2.22%	2.28%
Portfolio turnover rate	98%	170%	266%	258%	239%	244%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/20[a]	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
1.74%	1.72%	1.62%	1.61%	1.56%	1.51%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	31.1%
Guggenheim Strategy Fund III	14.0%
Guggenheim Strategy Fund II	0.7%
Guggenheim Ultra Short Duration Fund — Institutional Class	0.4%
Total	46.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Global Managed Futures Strategy Fund	0.78%	2.89%	(1.86%)	(1.50%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.60%	1.63%	1.19%	0.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 46.2%
Guggenheim Variable Insurance Strategy Fund III[1]	210,155	$5,199,235
Guggenheim Strategy Fund III[1]	94,753	2,349,876
Guggenheim Strategy Fund II1	4,446	109,954
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	7,166	71,086
Total Mutual Funds
(Cost $7,764,054)		7,730,151

	Face Amount
U.S. TREASURY BILLS†† - 8.5%
U.S. Treasury Bills
0.15% due 07/23/20[2,3]	$1,428,000	1,427,893
Total U.S. Treasury Bills
(Cost $1,427,864)		1,427,893

REPURCHASE AGREEMENTS††,4 - 45.9%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	4,255,820	4,255,820
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	1,762,528	1,762,528
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	1,656,776	1,656,776
Total Repurchase Agreements
(Cost $7,675,124)		7,675,124

Total Investments - 100.6%
(Cost $16,867,042)		$16,833,168
Other Assets & Liabilities, net - (0.6)%		(101,843)
Total Net Assets - 100.0%		$16,731,325

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
Canadian Government 10 Year Bond Futures Contracts	27	Sep 2020	$3,059,727	$20,945
Australian Government 10 Year Bond Futures Contracts	46	Sep 2020	4,708,904	19,635
U.S. Treasury 5 Year Note Futures Contracts	43	Sep 2020	5,406,578	19,296
U.S. Treasury 10 Year Note Futures Contracts	19	Sep 2020	2,643,969	16,609
U.S. Treasury Long Bond Futures Contracts	7	Sep 2020	1,249,500	12,097
U.S. Treasury 2 Year Note Futures Contracts	78	Sep 2020	17,223,984	11,058
Long Gilt Futures Contracts††	5	Sep 2020	851,393	9,032
Australian Government 3 Year Bond Futures Contracts	178	Sep 2020	14,379,569	2,310
Euro - BTP Italian Government Bond Futures Contracts††	2	Sep 2020	322,671	1,980
U.S. Treasury Ultra Long Bond Futures Contracts	2	Sep 2020	436,187	910
			$50,282,482	$113,872
Commodity Futures Contracts Purchased†
Gold 100 oz. Futures Contracts	4	Aug 2020	$719,160	$26,818
Corn Futures Contracts	11	Sep 2020	187,413	7,504
Natural Gas Futures Contracts	6	Aug 2020	107,460	405
Live Cattle Futures Contracts	10	Aug 2020	386,100	(1,131)
Natural Gas Futures Contracts	14	Jul 2020	245,560	(4,938)
Gasoline RBOB Futures Contracts	9	Sep 2020	419,807	(10,456)
Sugar #11 Futures Contracts	82	Apr 2021	1,128,714	(11,443)
			$3,194,214	$6,759

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	2	Sep 2020	$405,350	$21,181
Amsterdam Index Futures Contracts	1	Jul 2020	125,998	4,415
S&P 500 Index Mini Futures Contracts	1	Sep 2020	154,212	(233)
CBOE Volatility Index Futures Contracts	6	Nov 2020	183,300	(1,895)
MSCI Taiwan Stock Index Futures Contracts	14	Jul 2020	604,100	(3,735)
HSCEI Index Futures Contracts††	2	Jul 2020	123,675	(4,290)
CBOE Volatility Index Futures Contracts	28	Dec 2020	813,400	(11,832)
			$2,410,035	$3,611
Currency Futures Contracts Purchased†
British Pound Futures Contracts	1	Sep 2020	$77,469	$(14)
New Zealand Dollar Futures Contracts	5	Sep 2020	322,600	(1,101)
Japanese Yen Futures Contracts	8	Sep 2020	927,000	(8,608)
			$1,327,069	$(9,723)
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	20	Oct 2020	$661,200	$15,430
Hang Seng Index Futures Contracts††	2	Jul 2020	311,544	8,686
FTSE 100 Index Futures Contracts	3	Sep 2020	228,374	4,448
CBOE Volatility Index Futures Contracts	3	Aug 2020	95,100	3,902
IBEX 35 Index Futures Contracts††	1	Jul 2020	81,304	400
Euro STOXX 50 Index Futures Contracts	1	Sep 2020	36,293	210
OMX Stockholm 30 Index Futures Contracts††	1	Jul 2020	17,972	(489)
Russell 2000 Index Mini Futures Contracts	1	Sep 2020	71,820	(1,757)
			$1,503,607	$30,830
Currency Futures Contracts Sold Short†
Mexican Peso Futures Contracts	19	Sep 2020	$409,165	$20,941
Australian Dollar Futures Contracts	4	Sep 2020	276,080	47
Canadian Dollar Futures Contracts	1	Sep 2020	73,670	(56)
Euro FX Futures Contracts	1	Sep 2020	140,656	(571)
Swiss Franc Futures Contracts	21	Sep 2020	2,776,463	(8,851)
			$3,676,034	$11,510
Interest Rate Futures Contracts Sold Short†
Euro - OATS Futures Contracts††	1	Sep 2020	$188,007	$415
Euro - Schatz Futures Contracts	49	Sep 2020	6,175,256	(2,083)
Euro - Bund Futures Contracts	15	Sep 2020	2,970,158	(5,608)
			$9,333,421	$(7,276)
Commodity Futures Contracts Sold Short†
Lean Hogs Futures Contracts	8	Aug 2020	$156,320	$20,728
Sugar #11 Futures Contracts	70	Feb 2021	984,704	12,689
Cocoa Futures Contracts	3	Sep 2020	65,550	4,411
Gasoline RBOB Futures Contracts	6	Jul 2020	304,240	3,664
Sugar #11 Futures Contracts	7	Sep 2020	93,845	1,828
Wheat Futures Contracts	9	Sep 2020	221,512	1,440
Natural Gas Futures Contracts	40	Sep 2020	754,800	1,208
Low Sulphur Gas Oil Futures Contracts	6	Aug 2020	213,150	823
Hard Red Winter Wheat Futures Contracts	7	Sep 2020	154,175	812
LME Nickel Futures Contracts	1	Aug 2020	76,689	434
NY Harbor ULSD Futures Contracts	2	Jul 2020	99,893	238
Soybean Oil Futures Contracts	1	Dec 2020	17,226	57

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short† (continued)
Live Cattle Futures Contracts	16	Dec 2020	$664,320	$11
Soybean Meal Futures Contracts	3	Dec 2020	88,860	(319)
LME Zinc Futures Contracts	4	Aug 2020	204,200	(727)
Cotton #2 Futures Contracts	6	Dec 2020	183,000	(2,059)
Soybean Futures Contracts	8	Nov 2020	352,800	(2,480)
Copper Futures Contracts	2	Sep 2020	136,425	(2,792)
Coffee ‘C’ Futures Contracts	3	Sep 2020	113,794	(2,913)
Cattle Feeder Futures Contracts	2	Aug 2020	133,250	(3,352)
LME Primary Aluminum Futures Contracts	11	Aug 2020	442,269	(7,857)
Corn Futures Contracts	80	Mar 2021	1,443,000	(43,388)
			$6,904,022	$(17,544)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$7,730,151	$—	$—	$7,730,151
U.S. Treasury Bills	—	1,427,893	—	1,427,893
Repurchase Agreements	—	7,675,124	—	7,675,124
Interest Rate Futures Contracts**	102,860	11,427	—	114,287
Commodity Futures Contracts**	83,070	—	—	83,070
Equity Futures Contracts**	49,586	9,086	—	58,672
Currency Futures Contracts**	20,988	—	—	20,988
Total Assets	$7,986,655	$9,123,530	$—	$17,110,185

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$93,855	$—	$—	$93,855
Equity Futures Contracts**	19,452	4,779	—	24,231
Currency Futures Contracts**	19,201	—	—	19,201
Interest Rate Futures Contracts**	7,691	—	—	7,691
Total Liabilities	$140,199	$4,779	$—	$144,978

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
GLOBAL MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,771,464	$10,326	$(1,625,000)	$(50,862)	$4,026	$109,954	4,446	$10,426
Guggenheim Strategy Fund III	2,318,911	23,232	—	—	7,733	2,349,876	94,753	23,347
Guggenheim Ultra Short Duration Fund — Institutional Class	2,853,202	14,987	(2,740,000)	(58,583)	1,480	71,086	7,166	15,119
Guggenheim Variable Insurance Strategy Fund III	5,151,929	51,057	—	—	(3,751)	5,199,235	210,155	51,349
	$12,095,506	$99,602	$(4,365,000)	$(109,445)	$9,488	$7,730,151		$100,241

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $1,427,864)	$1,427,893
Investments in affiliated issuers, at value (cost $7,764,054)	7,730,151
Repurchase agreements, at value (cost $7,675,124)	7,675,124
Foreign currency, at value (cost $329)	352
Cash	1,067
Segregated cash with broker	126,126
Receivables:
Securities sold	14,220
Dividends	12,375
Fund shares sold	928
Interest	15
Total assets	16,988,251

Liabilities:
Payable for:
Variation margin on futures contracts	193,994
Management fees	12,384
Securities purchased	12,376
Fund shares redeemed	4,220
Investor service fees	3,444
Transfer agent and administrative fees	1,639
Portfolio accounting fees	1,378
Trustees’ fees*	259
Miscellaneous	27,232
Total liabilities	256,926
Commitments and contingent liabilities (Note 11)	—
Net assets	$16,731,325

Net assets consist of:
Paid in capital	$16,483,083
Total distributable earnings (loss)	248,242
Net assets	$16,731,325
Capital shares outstanding	997,757
Net asset value per share	$16.77

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$100,241
Interest	8,477
Total investment income	108,718

Expenses:
Management fees	73,219
Investor service fees	19,095
Transfer agent and administrative fees	9,089
Professional fees	17,308
Portfolio accounting fees	7,638
Trustees’ fees*	1,582
Custodian fees	1,233
Miscellaneous	8,584
Total expenses	137,748
Less:
Expenses waived by Adviser	(6,359)
Net expenses	131,389
Net investment loss	(22,671)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(15)
Investments in affiliated issuers	(109,445)
Futures contracts	7,127
Foreign currency transactions	(2,138)
Net realized loss	(104,471)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	65
Investments in affiliated issuers	9,488
Futures contracts	178,075
Foreign currency translations	23
Net change in unrealized appreciation (depreciation)	187,651
Net realized and unrealized gain	83,180
Net increase in net assets resulting from operations	$60,509

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(22,671)	$116,193
Net realized gain (loss) on investments	(104,471)	1,163,577
Net change in unrealized appreciation (depreciation) on investments	187,651	(265,187)
Net increase in net assets resulting from operations	60,509	1,014,583

Distributions to shareholders	—	(124,141)

Capital share transactions:
Proceeds from sale of shares	4,698,063	6,039,386
Distributions reinvested	—	124,141
Cost of shares redeemed	(2,309,171)	(6,053,438)
Net increase from capital share transactions	2,388,892	110,089
Net increase in net assets	2,449,401	1,000,531

Net assets:
Beginning of period	14,281,924	13,281,393
End of period	$16,731,325	$14,281,924

Capital share activity:
Shares sold	276,118	356,833
Shares issued from reinvestment of distributions	—	7,506
Shares redeemed	(136,481)	(363,126)
Net increase in shares	139,637	1,213

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$16.64	$15.50	$17.06	$15.93	$19.42	$20.89
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	.14	.20	.10	.06	(.07)
Net gain (loss) on investments (realized and unrealized)	.15	1.15	(1.76)	1.27	(2.88)	(.25)
Total from investment operations	.13	1.29	(1.56)	1.37	(2.82)	(.32)
Less distributions from:
Net investment income	—	(.15)	—	(.24)	(.67)	(.48)
Net realized gains	—	—	—	—	—	(.67)
Total distributions	—	(.15)	—	(.24)	(.67)	(1.15)
Net asset value, end of period	$16.77	$16.64	$15.50	$17.06	$15.93	$19.42

Total Return[c]	0.78%	8.35%	(9.14%)	8.71%	(14.77%)	(1.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,731	$14,282	$13,281	$14,791	$14,782	$17,536
Ratios to average net assets:
Net investment income (loss)	(0.30%)	0.82%	1.21%	0.59%	0.32%	(0.35%)
Total expenses[d]	1.80%	1.81%	1.72%	1.69%	1.69%	1.65%
Net expenses[e]	1.72%	1.74%	1.66%	1.64%	1.62%	1.57%
Portfolio turnover rate	1%	13%	8%	1%	39%	33%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	11.6%
Guggenheim Strategy Fund III	5.5%
Guggenheim Strategy Fund II	4.9%
Guggenheim Variable Insurance Strategy Fund III	4.8%
Tiffany & Co.	2.8%
Caesars Entertainment Corp.	2.1%
Legg Mason, Inc.	1.8%
Wright Medical Group N.V	1.6%
Delphi Technologies plc Wright Medical Group N.V.	1.5%
E*TRADE Financial Corp.	1.3%
Top Ten Total	37.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	4.10%	5.29%	1.68%	2.84%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%
HFRX Global Hedge Fund Index	(1.09%)	3.09%	0.71%	1.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 23.6%

Consumer, Cyclical - 6.4%
Tiffany & Co.[1]	9,953	$1,213,480
Caesars Entertainment Corp.*,1	75,778	919,187
Delphi Technologies plc*,1	46,317	658,165
Total Consumer, Cyclical		2,790,832

Communications - 5.5%
E*TRADE Financial Corp.[1]	11,202	557,075
TD Ameritrade Holding Corp.[1]	14,623	531,985
LogMeIn, Inc.	5,924	502,178
Acacia Communications, Inc.*,1	7,406	497,609
Cincinnati Bell, Inc.*,1	21,577	320,418
Total Communications		2,409,265

Financial - 4.1%
Legg Mason, Inc.[1]	15,944	793,214
Willis Towers Watson plc	1,256	247,369
IBERIABANK Corp.	5,424	247,009
Taubman Centers, Inc. REIT	5,536	209,039
Franklin Financial Network, Inc.[1]	7,649	196,962
Genworth Financial, Inc. — Class A*	33,151	76,579
Total Financial		1,770,172

Consumer, Non-cyclical - 3.0%
Wright Medical Group N.V.*,1	23,506	698,601
Craft Brew Alliance, Inc.*,1	27,165	418,069
Portola Pharmaceuticals, Inc.*,1	11,437	205,752
Total Consumer, Non-cyclical		1,322,422

Technology - 1.9%
ForeScout Technologies, Inc.*	23,798	504,518
Fitbit, Inc. — Class A*,1	46,583	300,926
Total Technology		805,444

Industrial - 1.4%
Advanced Disposal Services, Inc.*,1	20,701	624,549

Utilities - 1.3%
El Paso Electric Co.[1]	8,218	550,606

Total Common Stocks
(Cost $10,634,195)		10,273,290

RIGHTS† - 0.0%
Consumer, Non-cyclical - 0.0%
Bristol-Myers Squibb Co.	5,855	20,961
Lantheus Holdings, Inc.†††,2	41,807	—
Alexion Pharmaceuticals, Inc.†††,2	32,749	—
Total Rights
(Cost $13,467)		20,961

MUTUAL FUNDS† - 26.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[3]	513,125	5,090,204
Guggenheim Strategy Fund III[3]	96,837	2,401,552
Guggenheim Strategy Fund II3	86,027	2,127,449
Guggenheim Variable Insurance Strategy Fund III[3]	84,567	2,092,185
Total Mutual Funds
(Cost $11,765,172)		11,711,390

CLOSED-END FUNDS† - 9.0%
Cushing MLP & Infrastructure Total Return Fund	3,286	59,942
Nuveen Virginia Quality Municipal Income Fund	2,819	40,255
BlackRock MuniHoldings California Quality Fund, Inc.	2,753	38,900
BlackRock New York Municipal Income Trust II	2,810	38,638
BlackRock Muni Intermediate Duration Fund, Inc.	2,772	38,254
Nuveen Arizona Quality Municipal Income Fund	2,803	38,121
AllianceBernstein National Municipal Income Fund, Inc.	2,840	37,914
Nuveen Quality Municipal Income Fund	2,700	37,854
BlackRock MuniYield New Jersey Fund, Inc.	2,770	37,700
Nuveen Georgia Quality Municipal Income Fund	3,086	37,649
Invesco Pennsylvania Value Municipal Income Trust	3,167	37,592
DWS Municipal Income Trust	3,476	37,541
Adams Diversified Equity Fund, Inc.	2,508	37,394
Nuveen California AMT-Free Quality Municipal Income Fund	2,495	37,250
Nuveen California Municipal Value Fund 2	2,582	37,232
Invesco California Value Municipal Income Trust	3,186	37,212
Eaton Vance New York Municipal Bond Fund	3,168	37,066
Federated Hermes Premier Municipal Income Fund	2,778	36,670
BlackRock MuniYield Pennsylvania Quality Fund	2,686	36,449
RMR Real Estate Income Fund	3,090	36,029
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	2,667	35,711
BlackRock MuniHoldings Quality Fund II, Inc.	2,877	35,646
BlackRock MuniHoldings Investment Quality Fund	2,737	35,389
Nuveen Ohio Quality Municipal Income Fund	2,312	34,703
Nuveen Michigan Quality Municipal Income Fund	2,515	34,405
Delaware Investments Minnesota Municipal Income Fund II, Inc.	2,708	34,256
BlackRock Municipal Income Quality Trust	2,487	34,072
Adams Natural Resources Fund, Inc.	2,956	33,580
Western Asset Intermediate Muni Fund, Inc.	3,910	33,470

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Pioneer Municipal High Income Advantage Trust	3,149	$33,096
Eaton Vance New York Municipal Income Trust	2,565	32,396
Neuberger Berman MLP & Energy Income Fund, Inc.	10,576	31,093
Tortoise Power and Energy Infrastructure Fund, Inc.	3,374	30,467
Salient Midstream & MLP Fund	7,300	30,149
Kayne Anderson Midstream/Energy Fund, Inc.	6,613	29,957
Kayne Anderson MLP/Midstream Investment Co.	5,621	29,679
Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	13,692	28,890
First Trust New Opportunities MLP & Energy Fund[4]	6,534	28,096
Tortoise Pipeline & Energy Fund, Inc.	1,943	27,260
Eaton Vance California Municipal Income Trust	1,571	20,706
MFS Investment Grade Municipal Trust	2,182	20,587
BlackRock MuniYield California Quality Fund, Inc.	1,466	20,333
Eaton Vance Municipal Income Trust	1,623	20,271
BlackRock MuniHoldings New York Quality Fund, Inc.	1,517	20,146
Nuveen New York AMT-Free Quality Municipal Income Fund	1,554	20,016
Invesco Value Municipal Income Trust	1,384	19,999
BlackRock MuniHoldings Quality Fund, Inc.	1,647	19,995
Invesco Advantage Municipal Income Trust II	1,911	19,989
Nuveen Pennsylvania Quality Municipal Income Fund	1,472	19,975
Nuveen New York Quality Municipal Income Fund	1,478	19,938
Nuveen AMT-Free Quality Municipal Income Fund	1,433	19,919
Tri-Continental Corp.	805	19,892
BlackRock MuniYield New York Quality Fund, Inc.	1,586	19,888
BlackRock New York Municipal Income Quality Trust	1,501	19,813
Nuveen California Quality Municipal Income Fund	1,387	19,793
Pioneer Municipal High Income Trust	1,741	19,656
China Fund, Inc.	847	18,914
Gabelli Global Small and Mid Capital Value Trust	1,929	17,129
Miller/Howard High Dividend Fund	2,775	16,928
GDL Fund	2,047	16,847
Voya Asia Pacific High Dividend Equity Income Fund	2,126	16,296
Templeton Dragon Fund, Inc.	791	15,962
Templeton Emerging Markets Fund/United States	1,158	15,841
Aberdeen Japan Equity Fund, Inc.	2,042	15,826
BlackRock MuniYield Michigan Quality Fund, Inc.	1,165	15,797
Nuveen Municipal Credit Income Fund	1,065	15,719
Aberdeen Income Credit Strategies Fund	1,743	15,600
Eaton Vance California Municipal Bond Fund	1,401	15,593
Aberdeen Australia Equity Fund, Inc.	3,477	15,542
Wells Fargo Multi-Sector Income Fund	1,405	15,469
Invesco High Income Trust II	1,293	15,451
Royce Micro-Capital Trust, Inc.	2,143	15,430
Nuveen Maryland Quality Municipal Income Fund	1,197	15,417
Eaton Vance Municipal Bond Fund	1,212	15,417
Lazard Global Total Return and Income Fund, Inc.	1,094	15,414
Credit Suisse Asset Management Income Fund, Inc.	5,679	15,390
Nuveen Massachusetts Quality Municipal Income Fund	1,119	15,375
Neuberger Berman New York Municipal Fund, Inc.	1,325	15,344
Credit Suisse High Yield Bond Fund	7,669	15,338
Aberdeen Global Premier Properties Fund	3,291	15,336
First Trust Aberdeen Emerging Opportunity Fund	1,297	15,318
Voya Emerging Markets High Income Dividend Equity Fund	2,456	15,252
Source Capital, Inc.	461	15,251
Wells Fargo Global Dividend Opportunity Fund	3,521	15,246
Neuberger Berman California Municipal Fund, Inc.	1,185	15,245
Clough Global Opportunities Fund	1,748	15,225
AllianzGI Equity & Convertible Income Fund	677	15,219
First Trust MLP and Energy Income Fund	2,709	15,198
Western Asset Inflation - Linked Securities & Income Fund	1,290	15,196
BlackRock Resources & Commodities Strategy Trust	2,476	15,178
Goldman Sachs MLP Income Opportunities Fund	1,583	15,165
Voya Infrastructure Industrials and Materials Fund	1,680	15,154
Royce Value Trust, Inc.	1,208	15,148
Nuveen Diversified Dividend & Income Fund	1,959	15,143
PGIM Global High Yield Fund, Inc.	1,190	15,137
CBRE Clarion Global Real Estate Income Fund	2,535	15,134
BlackRock MuniYield California Fund, Inc.	1,083	15,086
BlackRock MuniYield Quality Fund II, Inc.	1,181	15,081
New Germany Fund, Inc.	993	15,074

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
BlackRock Limited Duration Income Trust	1,080	$15,045
Virtus Global Multi-Sector Income Fund	1,351	15,037
Clough Global Equity Fund	1,409	15,006
Western Asset Global High Income Fund, Inc.	1,622	15,004
Western Asset Emerging Markets Debt Fund, Inc.	1,217	14,993
Western Asset Inflation-Linked Opportunities & Income Fund	1,368	14,993
Cohen & Steers Quality Income Realty Fund, Inc.	1,370	14,974
Neuberger Berman Real Estate Securities Income Fund, Inc.	4,125	14,974
Nuveen New Jersey Quality Municipal Income Fund	1,130	14,973
Delaware Enhanced Global Dividend & Income Fund	1,851	14,956
Ivy High Income Opportunities Fund	1,329	14,938
PGIM High Yield Bond Fund, Inc.	1,129	14,937
Nuveen Real Estate Income Fund[4]	1,996	14,910
Ellsworth Growth and Income Fund Ltd.	1,296	14,891
General American Investors Company, Inc.	468	14,890
BNY Mellon High Yield Strategies Fund	5,810	14,874
BlackRock Corporate High Yield Fund, Inc.	1,462	14,869
Morgan Stanley Emerging Markets Debt Fund, Inc.	1,747	14,832
Sprott Focus Trust, Inc.	2,510	14,809
BlackRock MuniYield Quality Fund III, Inc.	1,137	14,804
Western Asset Municipal Partners Fund, Inc.	1,045	14,787
First Trust Aberdeen Global Opportunity Income Fund	1,489	14,771
BlackRock Municipal 2030 Target Term Trust	621	14,755
European Equity Fund, Inc.	1,770	14,726
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	1,276	14,725
Swiss Helvetia Fund, Inc.	1,878	14,724
BlackRock Multi-Sector Income Trust	1,021	14,713
Gabelli Healthcare & WellnessRx Trust	1,460	14,658
Voya International High Dividend Equity Income Fund	3,536	14,604
Nuveen Senior Income Fund	3,105	14,594
Gabelli Dividend & Income Trust	828	14,573
Bancroft Fund Ltd.	611	14,572
Nuveen Real Asset Income and Growth Fund	1,246	14,553
Nuveen Floating Rate Income Fund	1,842	14,552
Clough Global Dividend and Income Fund	1,694	14,551
Nuveen Global High Income Fund	1,098	14,548
Invesco Trust for Investment Grade New York Municipals	1,193	14,531
Western Asset High Yield Defined Opportunity Fund, Inc.	1,040	14,529
AllianceBernstein Global High Income Fund, Inc.	1,436	14,504
LMP Capital and Income Fund, Inc.	1,448	14,495
Western Asset High Income Opportunity Fund, Inc.	3,136	14,488
Wells Fargo Income Opportunities Fund	2,063	14,482
MFS Multimarket Income Trust	2,594	14,475
Invesco Senior Income Trust	4,173	14,438
Mexico Fund, Inc.	1,472	14,435
Nuveen Tax-Advantaged Total Return Strategy Fund	1,789	14,419
Western Asset High Income Fund II, Inc.	2,323	14,403
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	1,805	14,386
Tekla Healthcare Investors	674	14,376
BlackRock Floating Rate Income Trust	1,309	14,373
Nuveen Floating Rate Income Opportunity Fund	1,830	14,365
BlackRock Credit Allocation Income Trust	1,087	14,348
Franklin Universal Trust	2,151	14,326
BlackRock Floating Rate Income Strategies Fund, Inc.	1,279	14,299
Nuveen Short Duration Credit Opportunities Fund	1,212	14,289
Duff & Phelps Utility and Infrastructure Fund, Inc.	1,298	14,252
John Hancock Tax-Advantaged Global Shareholder Yield Fund	2,719	14,248
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	2,520	14,238
First Trust High Income Long/Short Fund	1,061	14,080
Dividend and Income Fund	1,377	14,018
First Trust Senior Floating Rate Income Fund II	1,287	14,015
Nuveen Credit Strategies Income Fund	2,397	13,999
John Hancock Investors Trust	900	13,959
BlackRock Debt Strategies Fund, Inc.	1,482	13,827
Macquarie Global Infrastructure Total Return Fund, Inc.	783	13,789
Tekla Healthcare Opportunities Fund	774	13,777
BlackRock MuniYield Arizona Fund, Inc.	974	13,694
Aberdeen Global Income Fund, Inc.	2,175	13,442
Calamos Convertible Opportunities and Income Fund	1,261	13,417
AllianzGI Convertible & Income Fund II	3,420	13,372
BlackRock MuniYield Investment Quality Fund	1,030	13,359
BlackRock Municipal Income Investment Trust	1,047	13,328
Eaton Vance Tax-Advantaged Global Dividend Income Fund	923	13,180
BlackRock MuniYield Fund, Inc.	969	13,169
BlackRock Strategic Municipal Trust	1,001	13,123
Royce Global Value Trust, Inc.	1,133	13,109
MFS High Income Municipal Trust	2,802	13,057
Nuveen AMT-Free Municipal Value Fund	834	13,052
Franklin Limited Duration Income Trust	1,542	13,045

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
BlackRock MuniEnhanced Fund, Inc.	1,190	$13,042
AllianzGI Convertible & Income Fund	2,972	13,017
First Trust Energy Infrastructure Fund	1,298	13,006
BlackRock MuniHoldings Fund II, Inc.	907	12,997
Liberty All-Star Equity Fund	2,272	12,996
Nuveen AMT-Free Municipal Credit Income Fund	850	12,988
BlackRock MuniVest Fund II, Inc.	957	12,977
Insight Select Income Fund	659	12,949
Voya Prime Rate Trust	3,180	12,943
Western Asset Municipal High Income Fund, Inc.	1,812	12,901
GAMCO Global Gold Natural Resources & Income Trust	3,742	12,872
Invesco Municipal Opportunity Trust	1,084	12,856
BNY Mellon Strategic Municipal Bond Fund, Inc.	1,774	12,844
Invesco Municipal Trust	1,089	12,807
BlackRock MuniVest Fund, Inc.	1,522	12,785
BlackRock MuniHoldings Fund, Inc.	856	12,772
Western Asset Managed Municipals Fund, Inc.	1,058	12,707
Invesco Trust for Investment Grade Municipals	1,055	12,702
Invesco Quality Municipal Income Trust	1,065	12,695
BlackRock Energy and Resources Trust	1,745	12,616
Nuveen Core Equity Alpha Fund	1,029	12,554
Nuveen Tax-Advantaged Dividend Growth Fund	981	12,527
Nuveen New York Select Tax-Free Income Portfolio	973	12,484
John Hancock Tax-Advantaged Dividend Income Fund	642	12,365
Herzfeld Caribbean Basin Fund, Inc.	3,305	12,229
Duff & Phelps Select MLP and Midstream Energy Fund, Inc.	22,315	12,050
First Trust Energy Income and Growth Fund	1,099	11,891
Goldman Sachs MLP Energy and Renaissance Fund	1,502	11,378
ClearBridge Energy Midstream Opportunity Fund, Inc.	4,783	11,288
Tortoise Energy Infrastructure Corp.	680	10,900
ClearBridge MLP & Midstream Fund, Inc.	3,411	10,881
Center Coast Brookfield MLP & Energy Infrastructure Fund	10,781	10,007
Total Closed-End Funds
(Cost $4,016,664)		3,930,369

	Face Amount	Value
U.S. TREASURY BILLS†† - 11.7%
U.S. Treasury Bills
0.16% due 10/01/20[1,5,6]	$4,000,000	3,998,416
0.15% due 07/23/20[6,7]	1,104,000	1,103,917
Total U.S. Treasury Bills
(Cost $5,102,249)		5,102,333

REPURCHASE AGREEMENTS††,8 - 24.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	5,962,102	5,962,102
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	2,469,176	2,469,176
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	2,321,026	2,321,026
Total Repurchase Agreements
(Cost $10,752,304)		10,752,304

	Shares
SECURITIES LENDING COLLATERAL†,9 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[10]	28,850	28,850
Total Securities Lending Collateral
(Cost $28,850)		28,850

Total Investments - 95.8%
(Cost $42,312,901)		$41,819,497

COMMON STOCKS SOLD SHORT† - (6.4)%
Consumer, Cyclical - (2.3)%
Eldorado Resorts, Inc.*	6,812	(272,888)
BorgWarner, Inc.	19,949	(704,200)
Total Consumer, Cyclical		(977,088)

Financial - (4.1)%
FB Financial Corp.	7,334	(181,663)
First Horizon National Corp.	24,864	(247,646)
Aon plc — Class A	1,356	(261,165)
Charles Schwab Corp.	15,847	(534,678)
Morgan Stanley	11,686	(564,434)
Total Financial		(1,789,586)

Total Common Stocks Sold Short
(Proceeds $2,686,527)		(2,766,674)

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
EXCHANGE-TRADED FUNDS SOLD SHORT† - (9.7)%
iShares Mortgage Real Estate ETF	245	$(6,091)
iShares Preferred & Income Securities ETF	294	(10,184)
iShares 3-7 Year Treasury Bond ETF	86	(11,496)
iShares MBS ETF	104	(11,513)
Materials Select Sector SPDR Fund	222	(12,510)
iShares MSCI Japan ETF	294	(16,147)
iShares MSCI Brazil ETF	585	(16,824)
Financial Select Sector SPDR Fund	883	(20,433)
Industrial Select Sector SPDR Fund	311	(21,366)
Consumer Discretionary Select Sector SPDR Fund	170	(21,711)
iShares MSCI South Korea ETF	401	(22,909)
iShares MSCI Hong Kong ETF	1,403	(29,982)
Technology Select Sector SPDR Fund	329	(34,377)
iShares Core U.S. Aggregate Bond ETF	338	(39,955)
iShares iBoxx $ Investment Grade Corporate Bond ETF	419	(56,356)
iShares MSCI Emerging Markets ETF	1,486	(59,425)
Health Care Select Sector SPDR Fund	641	(64,145)
SPDR Gold Shares — Class D*	398	(66,613)
iShares MSCI Mexico ETF	2,157	(68,765)
iShares Silver Trust*	4,701	(79,964)
SPDR S&P 500 ETF Trust	312	(96,208)
Utilities Select Sector SPDR Fund	1,765	(99,599)
iShares S&P GSCI Commodity Indexed Trust	9,757	(101,180)
Consumer Staples Select Sector SPDR Fund	1,900	(111,416)
iShares Russell 2000 Index ETF	873	(124,996)
iShares MSCI EAFE ETF	2,340	(142,436)
iShares JP Morgan USD Emerging Markets Bond ETF	1,569	(171,366)
iShares U.S. Real Estate ETF	2,265	(178,505)
iShares 7-10 Year Treasury Bond ETF	1,659	(202,182)
Energy Select Sector SPDR Fund	10,893	(412,300)
iShares iBoxx High Yield Corporate Bond ETF	7,920	(646,430)
iShares National Muni Bond ETF	11,141	(1,285,671)
Total Exchange-Traded Funds Sold Short
(Proceeds $4,360,008)		(4,243,055)

Total Securities Sold Short - (16.1)%
(Proceeds $7,046,535)		$(7,009,729)
Other Assets & Liabilities, net - 20.3%		8,889,921
Total Net Assets - 100.0%		$43,699,689

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
Australian Government 10 Year Bond Futures Contracts	102	Sep 2020	$10,441,483	$41,211
U.S. Treasury 10 Year Note Futures Contracts	27	Sep 2020	3,757,219	15,912
Canadian Government 10 Year Bond Futures Contracts	37	Sep 2020	4,192,959	14,103
U.S. Treasury Long Bond Futures Contracts	4	Sep 2020	714,000	5,237
Euro - BTP Italian Government Bond Futures Contracts††	2	Sep 2020	322,670	3,211
U.S. Treasury Ultra Long Bond Futures Contracts	2	Sep 2020	436,187	3,141
Long Gilt Futures Contracts††	6	Sep 2020	1,021,672	(1,657)
Euro - 30 year Bond Futures Contracts	1	Sep 2020	245,431	(2,467)
			$21,131,621	$78,691
Equity Futures Contracts Purchased†
CBOE Volatility Index Futures Contracts	23	Dec 2020	$668,150	$27,325
NASDAQ-100 Index Mini Futures Contracts	1	Sep 2020	202,675	(192)
CBOE Volatility Index Futures Contracts	5	Nov 2020	152,750	(1,026)
			$1,023,575	$26,107
Commodity Futures Contracts Purchased†
Corn Futures Contracts	42	Sep 2020	$715,575	$24,549
Gold 100 oz. Futures Contracts	2	Aug 2020	359,580	6,984
Natural Gas Futures Contracts	20	Jul 2020	350,800	1,736
Natural Gas Futures Contracts	7	Aug 2020	125,370	1,082
Live Cattle Futures Contracts	12	Aug 2020	463,320	(42)
Soybean Oil Futures Contracts	6	Dec 2020	103,356	(492)
Gasoline RBOB Futures Contracts	10	Sep 2020	466,452	(8,812)
Sugar #11 Futures Contracts	89	Apr 2021	1,225,067	(9,225)
			$3,809,520	$15,780

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
New Zealand Dollar Futures Contracts	2	Sep 2020	$129,040	$696
Euro FX Futures Contracts	4	Sep 2020	562,625	(85)
Canadian Dollar Futures Contracts	23	Sep 2020	1,694,410	(7,168)
Japanese Yen Futures Contracts	36	Sep 2020	4,171,500	(16,899)
British Pound Futures Contracts	31	Sep 2020	2,401,531	(34,072)
			$8,959,106	$(57,528)
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	17	Oct 2020	$562,020	$24,469
CBOE Volatility Index Futures Contracts	3	Aug 2020	95,100	7,522
Tokyo Stock Price Index Futures Contracts	1	Sep 2020	144,200	5,396
Hang Seng Index Futures Contracts††	1	Jul 2020	155,772	4,343
FTSE 100 Index Futures Contracts	2	Sep 2020	152,250	3,107
S&P 500 Index Mini Futures Contracts	1	Sep 2020	154,213	1,323
Euro STOXX 50 Index Futures Contracts	3	Sep 2020	108,879	1,004
IBEX 35 Index Futures Contracts††	1	Jul 2020	81,304	400
Russell 2000 Index Mini Futures Contracts	1	Sep 2020	71,820	(112)
S&P/TSX 60 IX Index Futures Contracts	1	Sep 2020	136,592	(164)
SPI 200 Index Futures Contracts	1	Sep 2020	101,463	(825)
CAC 40 10 Euro Index Futures Contracts	2	Jul 2020	110,936	(1,110)
OMX Stockholm 30 Index Futures Contracts††	5	Jul 2020	89,859	(1,714)
FTSE MIB Index Futures Contracts	1	Sep 2020	108,857	(2,823)
DAX Index Futures Contracts	1	Sep 2020	346,774	(3,453)
			$2,420,039	$37,363
Commodity Futures Contracts Sold Short†
Sugar #11 Futures Contracts	76	Feb 2021	$1,069,107	$15,650
Hard Red Winter Wheat Futures Contracts	15	Sep 2020	330,375	11,648
Wheat Futures Contracts	12	Sep 2020	295,350	6,585
Gasoline RBOB Futures Contracts	9	Jul 2020	456,359	5,605
Natural Gas Futures Contracts	42	Sep 2020	792,540	5,353
Cocoa Futures Contracts	8	Sep 2020	174,800	4,675
Lean Hogs Futures Contracts	5	Aug 2020	97,700	3,471
Sugar #11 Futures Contracts	14	Sep 2020	187,690	3,387
LME Nickel Futures Contracts	1	Aug 2020	76,689	1,224
Brent Crude Futures Contracts	2	Jul 2020	82,700	1,077
LME Primary Aluminum Futures Contracts	7	Aug 2020	281,444	685
Live Cattle Futures Contracts	17	Dec 2020	705,840	458
WTI Crude Futures Contracts	1	Jul 2020	39,350	427
NY Harbor ULSD Futures Contracts	1	Jul 2020	49,946	(3)
Low Sulphur Gas Oil Futures Contracts	2	Aug 2020	71,050	(170)
LME Lead Futures Contracts	4	Aug 2020	176,925	(212)
Soybean Meal Futures Contracts	8	Dec 2020	236,960	(264)
Cotton #2 Futures Contracts	3	Dec 2020	91,500	(469)
LME Zinc Futures Contracts	2	Aug 2020	102,100	(631)
Soybean Futures Contracts	12	Nov 2020	529,200	(2,856)
Coffee ‘C’ Futures Contracts	8	Sep 2020	303,450	(5,036)
Cattle Feeder Futures Contracts	4	Aug 2020	266,500	(6,555)
Corn Futures Contracts	86	Mar 2021	1,551,225	(24,983)
			$7,968,800	$19,066
Interest Rate Futures Contracts Sold Short†
Euro - OATS Futures Contracts††	12	Sep 2020	$2,256,086	$4,987
Euro - Bund Futures Contracts	16	Sep 2020	3,168,169	(3,369)
			$5,424,255	$1,618

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Australian Dollar Futures Contracts	14	Sep 2020	$966,280	$2,130
Swiss Franc Futures Contracts	53	Sep 2020	7,007,262	(19,106)
			$7,973,542	$(16,976)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	0.48% (Federal Funds Effective Rate + 0.40%)	At Maturity	08/31/23	$3,094,596	$283,351
Goldman Sachs International	GS Equity Market Neutral Custom Basket	0.53% (Federal Funds Effective Rate + 0.45%)	At Maturity	05/06/24	3,094,596	163,768
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	0.48% (Federal Funds Effective Rate + 0.40%)	At Maturity	08/31/23	5,500,575	(99,552)
Goldman Sachs International	GS Long/Short Equity Custom Basket	0.53% (Federal Funds Effective Rate + 0.45%)	At Maturity	05/06/24	5,500,576	(135,883)
					$17,190,343	$211,684
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Long/Short Equity Custom Basket	(0.12%) (Federal Funds Effective Rate - 0.20%)	At Maturity	05/06/24	$3,341,617	$(74,111)
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	(0.22%) (Federal Funds Effective Rate - 0.30%)	At Maturity	08/31/23	3,388,145	(71,768)
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	(0.22%) (Federal Funds Effective Rate - 0.30%)	At Maturity	08/31/23	3,265,004	80,435
Goldman Sachs International	GS Equity Market Neutral Custom Basket	(0.12%) (Federal Funds Effective Rate - 0.20%)	At Maturity	05/06/24	3,290,057	83,486
					$13,284,823	$18,042

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Safehold, Inc.	4,333	8.05%	$123,364
Sun Communities, Inc.	1,092	4.79%	32,825
Equity LifeStyle Properties, Inc.	2,283	4.61%	32,605
VEREIT, Inc.	19,527	4.06%	32,428
Invitation Homes, Inc.	5,519	4.91%	31,044
Terreno Realty Corp.	2,326	3.96%	26,425
Rexford Industrial Realty, Inc.	2,966	3.97%	24,524
Regency Centers Corp.	2,613	3.87%	15,196
Innovative Industrial Properties, Inc.	1,757	5.00%	15,045
Healthcare Trust of America, Inc. — Class A	5,429	4.65%	11,910
AGNC Investment Corp.	12,389	5.16%	4,392

			Value and Unrealized Appreciation (Depreciation)
Healthpeak Properties, Inc.	3,709	3.30%	3,900
Cousins Properties, Inc.	4,297	4.14%	1,152
Weingarten Realty Investors	6,635	4.06%	897
Equinix, Inc.	132	3.00%	886
Mid-America Apartment Communities, Inc.	1,090	4.04%	730
Life Storage, Inc.	1,303	4.00%	(144)
Sunstone Hotel Investors, Inc.	7,091	1.87%	(259)
American Homes 4 Rent — Class A	5,535	4.81%	(1,720)
MGM Growth Properties LLC — Class A	4,166	3.66%	(6,392)
Federal Realty Investment Trust	1,486	4.09%	(12,914)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Highwoods Properties, Inc.	2,957	3.57%	$(15,391)
Ventas, Inc.	2,046	2.42%	(17,497)
Sabra Health Care REIT, Inc.	8,602	4.01%	(19,655)
Total MS Equity Market Neutral Long Custom Basket			$283,351

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Kimco Realty Corp.	12,951	(5.11)%	55,051
RLJ Lodging Trust	9,056	(2.62)%	35,046
Piedmont Office Realty Trust, Inc. — Class A	8,756	(4.45)%	32,513
Industrial Logistics Properties Trust	5,468	(3.44)%	6,520
CBRE Group, Inc. — Class A	1,221	(1.69)%	4,168
Jones Lang LaSalle, Inc.	548	(1.74)%	3,678
Paramount Group, Inc.	19,957	(4.71)%	1,879
Service Properties Trust	5,704	(1.24)%	1,872
Park Hotels & Resorts, Inc.	8,443	(2.56)%	1,155
American Campus Communities, Inc.	3,543	(3.79)%	127
Public Storage	476	(2.80)%	(243)
Digital Realty Trust, Inc.	658	(2.86)%	(325)
Welltower, Inc.	2,388	(3.78)%	(350)
Saul Centers, Inc.	967	(0.96)%	(397)
Retail Opportunity Investments Corp.	8,309	(2.88)%	(464)
Investors Real Estate Trust	3,392	(7.32)%	(517)
UDR, Inc.	3,316	(3.80)%	(592)
STAG Industrial, Inc.	4,195	(3.77)%	(596)
Hersha Hospitality Trust	8,068	(1.42)%	(1,343)
Cushman & Wakefield plc	5,104	(1.95)%	(2,235)
Monmouth Real Estate Investment Corp.	11,958	(5.31)%	(3,319)
Brandywine Realty Trust	11,810	(3.94)%	(4,716)
Physicians Realty Trust	7,704	(4.13)%	(5,012)
Retail Properties of America, Inc. — Class A	18,167	(4.07)%	(9,239)
Brixmor Property Group, Inc.	7,596	(2.98)%	(13,558)
Kennedy-Wilson Holdings, Inc.	10,263	(4.78)%	(18,963)
Four Corners Property Trust, Inc.	3,441	(2.57)%	(21,199)
STORE Capital Corp.	4,968	(3.62)%	(23,174)
Total Financial			35,767

Exchange Traded Funds
Vanguard Real Estate ETF	2,372	(5.71)%	44,668
Total MS Equity Market Neutral Short Custom Basket			$80,435

GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Safehold, Inc.	4,333	8.05%	123,153
VEREIT, Inc.	19,527	4.06%	32,382
Invitation Homes, Inc.	5,519	4.91%	18,885
Innovative Industrial Properties, Inc.	1,757	5.00%	17,161
Regency Centers Corp.	2,613	3.87%	15,173
Terreno Realty Corp.	2,326	3.96%	12,191
Healthcare Trust of America, Inc. — Class A	5,429	4.65%	11,087
Sun Communities, Inc.	1,092	4.79%	6,097
Rexford Industrial Realty, Inc.	2,966	3.97%	5,116
AGNC Investment Corp.	12,389	5.16%	4,506
Equity LifeStyle Properties, Inc.	2,283	4.61%	2,772
Cousins Properties, Inc.	4,297	4.14%	1,566
Weingarten Realty Investors	6,635	4.06%	936
Equinix, Inc.	132	3.00%	902
Mid-America Apartment Communities, Inc.	1,090	4.04%	541
Life Storage, Inc.	1,303	4.00%	45
Sunstone Hotel Investors, Inc.	7,091	1.87%	(241)
American Homes 4 Rent — Class A	5,535	4.81%	(1,796)
MGM Growth Properties LLC — Class A	4,166	3.66%	(6,534)
Federal Realty Investment Trust	1,486	4.09%	(12,893)
Healthpeak Properties, Inc.	3,709	3.30%	(14,051)
Highwoods Properties, Inc.	2,957	3.57%	(15,471)
Ventas, Inc.	2,046	2.42%	(17,798)
Sabra Health Care REIT, Inc.	8,602	4.01%	(19,961)
Total GS Equity Market Neutral Long Custom Basket			$163,768

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Kimco Realty Corp.	12,951	(5.04)%	$54,439
Piedmont Office Realty Trust, Inc. — Class A	8,756	(4.42)%	36,129
RLJ Lodging Trust	9,056	(2.60)%	34,807
Industrial Logistics Properties Trust	5,468	(3.42)%	6,582
CBRE Group, Inc. — Class A	1,221	(1.68)%	4,093
Jones Lang LaSalle, Inc.	548	(1.72)%	3,655
Paramount Group, Inc.	19,957	(4.68)%	2,021
Service Properties Trust	5,704	(1.23)%	1,910
Park Hotels & Resorts, Inc.	8,443	(2.54)%	1,092
American Campus Communities, Inc.	3,543	(3.76)%	359
Welltower, Inc.	2,388	(3.76)%	162
Public Storage	476	(2.78)%	(254)
Digital Realty Trust, Inc.	658	(2.84)%	(331)
Retail Opportunity Investments Corp.	8,309	(2.86)%	(356)
UDR, Inc.	3,316	(3.77)%	(573)
STAG Industrial, Inc.	4,195	(3.74)%	(623)
Investors Real Estate Trust	3,421	(7.33)%	(711)
Saul Centers, Inc.	1,680	(1.65)%	(814)
Hersha Hospitality Trust	8,068	(1.41)%	(1,306)
Cushman & Wakefield plc	5,104	(1.93)%	(2,135)
Monmouth Real Estate Investment Corp.	11,958	(5.27)%	(3,284)
Physicians Realty Trust	7,704	(4.10)%	(5,129)
Brandywine Realty Trust	11,810	(3.91)%	(5,547)
Retail Properties of America, Inc. — Class A	18,167	(4.04)%	(8,730)
Brixmor Property Group, Inc.	7,596	(2.96)%	(13,625)
Kennedy-Wilson Holdings, Inc.	10,263	(4.75)%	(19,066)
Four Corners Property Trust, Inc.	3,441	(2.55)%	(20,950)
STORE Capital Corp.	4,968	(3.60)%	(23,026)
Total Financial			38,789

Exchange Traded Funds
Vanguard Real Estate ETF	2,372	(5.66)%	44,697
Total GS Equity Market Neutral Short Custom Basket			$83,486

MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Eli Lilly & Co.	326	0.94%	15,731
McKesson Corp.	365	1.02%	11,655
Kimberly-Clark Corp.	464	1.19%	9,059
Rent-A-Center, Inc.	822	0.42%	7,858
Amgen, Inc.	213	0.91%	6,975
Laboratory Corporation of America Holdings	127	0.38%	4,875
United Therapeutics Corp.	156	0.34%	4,848
CVS Health Corp.	379	0.45%	4,222
United Rentals, Inc.	135	0.37%	3,864
Herbalife Nutrition Ltd.	667	0.55%	3,199
Kellogg Co.	547	0.66%	3,192
General Mills, Inc.	627	0.70%	3,047
Gilead Sciences, Inc.	415	0.58%	2,078
Cardinal Health, Inc.	928	0.88%	1,999
Johnson & Johnson	400	1.02%	1,392
Alexion Pharmaceuticals, Inc.	125	0.26%	1,159
Incyte Corp.	226	0.43%	1,145
Molina Healthcare, Inc.	190	0.61%	912
JM Smucker Co.	289	0.56%	666
PepsiCo, Inc.	162	0.39%	154
Colgate-Palmolive Co.	570	0.76%	103
Campbell Soup Co.	873	0.79%	46
Abbott Laboratories	162	0.27%	35
Monster Beverage Corp.	211	0.27%	(279)
Procter & Gamble Co.	496	1.08%	(425)
Quest Diagnostics, Inc.	187	0.39%	(475)
UnitedHealth Group, Inc.	55	0.29%	(854)
Mondelez International, Inc. — Class A	600	0.56%	(1,091)
Innoviva, Inc.	1,422	0.36%	(1,102)
Kraft Heinz Co.	1,002	0.58%	(1,242)
DaVita, Inc.	236	0.34%	(1,459)
Post Holdings, Inc.	268	0.43%	(1,522)
Dentsply Sirona, Inc.	374	0.30%	(1,767)
Archer-Daniels-Midland Co.	753	0.55%	(1,859)
TreeHouse Foods, Inc.	423	0.34%	(1,919)
Tyson Foods, Inc. — Class A	309	0.34%	(2,086)
Universal Health Services, Inc. — Class B	155	0.26%	(2,437)
John B Sanfilippo & Son, Inc.	327	0.51%	(2,511)
Altria Group, Inc.	1,166	0.83%	(2,603)
Philip Morris International, Inc.	649	0.83%	(2,654)
Henry Schein, Inc.	830	0.88%	(3,426)
Cigna Corp.	131	0.45%	(3,688)
Biogen, Inc.	74	0.36%	(3,848)
Ingredion, Inc.	690	1.04%	(4,162)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
HCA Healthcare, Inc.	242	0.43%	$(4,196)
Jazz Pharmaceuticals plc	309	0.62%	(4,369)
Medtronic plc	607	1.01%	(4,731)
Pfizer, Inc.	1,042	0.62%	(5,284)
Molson Coors Beverage Co. — Class B	1,370	0.86%	(23,707)
Total Consumer, Non-cyclical			4,518

Communications
eBay, Inc.	542	0.52%	8,567
Alphabet, Inc. — Class C	28	0.72%	7,366
Cisco Systems, Inc.	1,242	1.05%	4,660
Facebook, Inc. — Class A	61	0.25%	4,046
Interpublic Group of Companies, Inc.	750	0.23%	1,578
Verizon Communications, Inc.	1,116	1.12%	887
Viavi Solutions, Inc.	1,356	0.31%	620
Juniper Networks, Inc.	2,162	0.90%	89
AT&T, Inc.	1,319	0.72%	49
Ciena Corp.	367	0.36%	(152)
Sirius XM Holdings, Inc.	3,180	0.34%	(1,540)
Yelp, Inc. — Class A	568	0.24%	(1,748)
Booking Holdings, Inc.	25	0.72%	(1,922)
Comcast Corp. — Class A	1,319	0.93%	(2,664)
Fox Corp. — Class A	664	0.32%	(2,744)
Omnicom Group, Inc.	855	0.85%	(12,295)
Total Communications			4,797

Industrial
Snap-on, Inc.	351	0.88%	7,266
Werner Enterprises, Inc.	680	0.54%	6,790
Garmin Ltd.	294	0.52%	4,250
Regal Beloit Corp.	245	0.39%	4,201
Union Pacific Corp.	333	1.02%	4,111
Schneider National, Inc. — Class B	885	0.40%	3,719
CSX Corp.	566	0.72%	3,606
Norfolk Southern Corp.	298	0.95%	3,291
Owens Corning	376	0.38%	3,057
TE Connectivity Ltd.	176	0.26%	2,451
Westrock Co.	613	0.31%	1,932
Landstar System, Inc.	254	0.52%	1,926
J.B. Hunt Transport Services, Inc.	334	0.73%	1,355
Caterpillar, Inc.	476	1.09%	1,259
FedEx Corp.	257	0.66%	1,254
National Instruments Corp.	379	0.27%	573
Oshkosh Corp.	217	0.28%	374
Lincoln Electric Holdings, Inc.	245	0.38%	373
Expeditors International of Washington, Inc.	632	0.87%	365
Old Dominion Freight Line, Inc.	1	0.00%	37
Illinois Tool Works, Inc.	82	0.26%	(216)
Timken Co.	463	0.38%	(1,316)
Arrow Electronics, Inc.	263	0.33%	(1,538)
Gentex Corp.	2,340	1.10%	(1,901)
Hubbell, Inc.	200	0.46%	(2,010)
Eaton Corporation plc	368	0.59%	(2,694)
Honeywell International, Inc.	193	0.51%	(4,109)
Emerson Electric Co.	322	0.36%	(4,462)
Terex Corp.	1,042	0.36%	(5,975)
AGCO Corp.	386	0.39%	(6,221)
Waters Corp.	261	0.86%	(7,366)
Total Industrial			14,382

Utilities
FirstEnergy Corp.	808	0.57%	1,172
CenterPoint Energy, Inc.	932	0.32%	(65)
OGE Energy Corp.	762	0.42%	(718)
Southwest Gas Holdings, Inc.	198	0.25%	(1,143)
Ameren Corp.	407	0.52%	(1,881)
NorthWestern Corp.	345	0.34%	(2,512)
IDACORP, Inc.	406	0.64%	(2,636)
Avista Corp.	385	0.25%	(3,006)
Evergy, Inc.	789	0.85%	(3,087)
NiSource, Inc.	1,365	0.56%	(3,538)
ONE Gas, Inc.	530	0.74%	(3,659)
NRG Energy, Inc.	778	0.46%	(3,773)
Pinnacle West Capital Corp.	696	0.93%	(3,863)
Portland General Electric Co.	953	0.72%	(5,424)
Southern Co.	1,009	0.95%	(6,923)
Consolidated Edison, Inc.	787	1.03%	(7,476)
National Fuel Gas Co.	733	0.56%	(7,643)
PPL Corp.	2,085	0.98%	(8,321)
Public Service Enterprise Group, Inc.	1,092	0.98%	(8,380)
Exelon Corp.	1,708	1.13%	(10,038)
Total Utilities			(82,914)

Financial
Waddell & Reed Financial, Inc. — Class A	1,920	0.54%	5,214
Western Union Co.	1,471	0.58%	1,103
Piedmont Office Realty Trust, Inc. — Class A	2,468	0.75%	137
Host Hotels & Resorts, Inc.	1,579	0.31%	(820)
M&T Bank Corp.	239	0.45%	(1,385)

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Ameriprise Financial, Inc.	150	0.41%	$(1,520)
Travelers Companies, Inc.	184	0.38%	(2,088)
Synchrony Financial	564	0.23%	(2,105)
Vornado Realty Trust	763	0.53%	(2,555)
Bank of America Corp.	708	0.31%	(3,092)
Wells Fargo & Co.	463	0.22%	(3,211)
Weingarten Realty Investors	691	0.24%	(3,270)
Allstate Corp.	556	0.98%	(3,564)
Highwoods Properties, Inc.	578	0.39%	(3,856)
Boston Properties, Inc.	384	0.63%	(5,257)
Kennedy-Wilson Holdings, Inc.	1,828	0.51%	(5,883)
Equity Residential	919	0.98%	(6,472)
MetLife, Inc.	1,633	1.08%	(8,154)
Total Financial			(46,778)

Consumer, Cyclical
DR Horton, Inc.	354	0.36%	5,608
Polaris, Inc.	201	0.34%	4,790
Cummins, Inc.	352	1.11%	4,193
Lowe’s Companies, Inc.	203	0.50%	3,908
Best Buy Company, Inc.	306	0.49%	3,289
Hanesbrands, Inc.	1,508	0.31%	2,978
MSC Industrial Direct Company, Inc. — Class A	304	0.40%	2,330
Brunswick Corp.	368	0.43%	1,893
Gentherm, Inc.	980	0.69%	1,541
Lear Corp.	252	0.50%	1,114
Autoliv, Inc.	932	1.09%	(777)
PACCAR, Inc.	217	0.30%	(909)
Whirlpool Corp.	205	0.48%	(3,014)
Mohawk Industries, Inc.	131	0.24%	(4,393)
Allison Transmission Holdings, Inc.	911	0.61%	(6,596)
General Motors Co.	1,092	0.50%	(9,174)
Southwest Airlines Co.	583	0.36%	(11,739)
Total Consumer, Cyclical			(4,958)

Technology
Skyworks Solutions, Inc.	189	0.44%	6,052
QUALCOMM, Inc.	507	0.84%	4,979
Maxim Integrated Products, Inc.	746	0.82%	4,826
CDK Global, Inc.	609	0.46%	3,657
Cognizant Technology Solutions Corp. — Class A	518	0.54%	3,145
Oracle Corp.	955	0.96%	2,574
Applied Materials, Inc.	332	0.36%	2,442
Apple, Inc.	101	0.67%	1,984
Paychex, Inc.	189	0.26%	1,700
HP, Inc.	941	0.30%	1,684
Texas Instruments, Inc.	337	0.78%	1,680
Xilinx, Inc.	153	0.27%	1,179
NetApp, Inc.	818	0.66%	1,159
Lam Research Corp.	48	0.28%	881
KLA Corp.	114	0.40%	316
Synaptics, Inc.	278	0.30%	145
Micron Technology, Inc.	286	0.27%	(439)
Intel Corp.	676	0.74%	(490)
Zebra Technologies Corp. — Class A	56	0.26%	(966)
Cerner Corp.	883	1.10%	(1,902)
International Business Machines Corp.	318	0.70%	(3,353)
Seagate Technology plc	1,113	0.98%	(3,998)
Teradata Corp.	867	0.33%	(5,241)
Total Technology			22,014

Energy
Chevron Corp.	144	0.23%	(3,308)
Exxon Mobil Corp.	321	0.26%	(7,305)
Total Energy			(10,613)
Total MS Long/Short Equity Long Custom Basket			$(99,552)

MS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Basic Materials
Balchem Corp.	532	(1.49)%	6,671
PPG Industries, Inc.	547	(1.71)%	3,112
DuPont de Nemours, Inc.	323	(0.51)%	1,074
Nucor Corp.	332	(0.41)%	771
Livent Corp.	1	0.00%	5
Royal Gold, Inc.	121	(0.44)%	(215)
Linde plc	343	(2.15)%	(1,990)
Air Products & Chemicals, Inc.	298	(2.12)%	(2,871)
Ashland Global Holdings, Inc.	880	(1.79)%	(2,916)
RPM International, Inc.	682	(1.51)%	(3,545)
Albemarle Corp.	293	(0.67)%	(4,549)
Ecolab, Inc.	237	(1.39)%	(5,193)
Freeport-McMoRan, Inc.	2,192	(0.75)%	(5,461)
Newmont Corp.	651	(1.19)%	(9,829)
Quaker Chemical Corp.	269	(1.47)%	(13,071)
Total Basic Materials			(38,007)

Financial
People’s United Financial, Inc.	1,635	(0.56)%	10,930
Realty Income Corp.	737	(1.29)%	9,560
Ameris Bancorp	811	(0.56)%	8,254
Valley National Bancorp	5,158	(1.19)%	7,900
Alleghany Corp.	100	(1.44)%	7,403
Markel Corp.	62	(1.69)%	6,814
Old National Bancorp	1,321	(0.54)%	6,681
UDR, Inc.	865	(0.95)%	6,534
Acadia Realty Trust	1,777	(0.68)%	4,598

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Glacier Bancorp, Inc.	451	(0.47)%	$4,511
Kilroy Realty Corp.	579	(1.00)%	4,008
JBG SMITH Properties	984	(0.86)%	3,497
First Financial Bankshares, Inc.	876	(0.75)%	3,357
First Midwest Bancorp, Inc.	1,368	(0.54)%	2,770
Fulton Financial Corp.	2,603	(0.81)%	2,496
Loews Corp.	593	(0.60)%	2,373
TFS Financial Corp.	1,237	(0.52)%	2,302
Healthcare Realty Trust, Inc.	1,328	(1.15)%	2,149
Americold Realty Trust	1,702	(1.82)%	1,828
Global Net Lease, Inc.	1,295	(0.64)%	1,709
Prologis, Inc.	380	(1.05)%	1,621
Southside Bancshares, Inc.	816	(0.67)%	1,607
RLI Corp.	238	(0.58)%	1,388
Brookline Bancorp, Inc.	3,071	(0.91)%	1,361
Medical Properties Trust, Inc.	1,744	(0.97)%	1,154
QTS Realty Trust, Inc. — Class A	573	(1.08)%	309
New York Community Bancorp, Inc.	1,327	(0.40)%	296
Agree Realty Corp.	890	(1.73)%	(139)
EastGroup Properties, Inc.	225	(0.79)%	(329)
American Assets Trust, Inc.	555	(0.46)%	(556)
CyrusOne, Inc.	199	(0.43)%	(898)
Easterly Government Properties, Inc.	1,314	(0.90)%	(909)
Northfield Bancorp, Inc.	1,048	(0.36)%	(970)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	731	(0.61)%	(1,219)
James River Group Holdings Ltd.	493	(0.65)%	(1,578)
Healthcare Trust of America, Inc. — Class A	1,099	(0.86)%	(1,820)
STAG Industrial, Inc.	615	(0.53)%	(1,891)
American Tower Corp. — Class A	57	(0.43)%	(1,914)
BOK Financial Corp.	230	(0.38)%	(2,040)
Sun Communities, Inc.	286	(1.15)%	(2,127)
Crown Castle International Corp.	86	(0.42)%	(2,905)
Alexandria Real Estate Equities, Inc.	318	(1.52)%	(3,164)
SBA Communications Corp.	50	(0.44)%	(3,466)
Flagstar Bancorp, Inc.	569	(0.49)%	(4,490)
Equinix, Inc.	22	(0.46)%	(4,534)
Rexford Industrial Realty, Inc.	1,328	(1.62)%	(6,496)
Terreno Realty Corp.	697	(1.08)%	(8,481)
Total Financial			57,484

Communications
Liberty Broadband Corp. — Class C	330	(1.21)%	2,942
FactSet Research Systems, Inc.	50	(0.48)%	(1,766)
Zendesk, Inc.	117	(0.31)%	(1,807)
Anaplan, Inc.	322	(0.43)%	(1,980)
Okta, Inc.	54	(0.32)%	(3,161)
Q2 Holdings, Inc.	353	(0.89)%	(4,544)
Total Communications			(10,316)

Industrial
L3Harris Technologies, Inc.	113	(0.57)%	3,519
Tetra Tech, Inc.	480	(1.12)%	2,703
TransDigm Group, Inc.	77	(1.00)%	2,582
Eagle Materials, Inc.	478	(0.99)%	1,996
Sonoco Products Co.	341	(0.53)%	1,228
Louisiana-Pacific Corp.	1,360	(1.03)%	768
Silgan Holdings, Inc.	722	(0.69)%	409
Crown Holdings, Inc.	244	(0.47)%	(542)
Vulcan Materials Co.	242	(0.83)%	(889)
Martin Marietta Materials, Inc.	167	(1.02)%	(1,053)
AptarGroup, Inc.	218	(0.72)%	(1,080)
GATX Corp.	263	(0.47)%	(1,116)
Exponent, Inc.	192	(0.46)%	(1,125)
Ball Corp.	484	(0.99)%	(1,154)
ESCO Technologies, Inc.	219	(0.55)%	(1,639)
Amcor plc	2,389	(0.72)%	(3,407)
Casella Waste Systems, Inc. — Class A	587	(0.90)%	(3,643)
Worthington Industries, Inc.	435	(0.48)%	(5,310)
Total Industrial			(7,753)

Consumer, Non-cyclical
Hormel Foods Corp.	310	(0.44)%	312
McCormick & Company, Inc.	59	(0.31)%	(461)
Avery Dennison Corp.	231	(0.78)%	(1,201)
Seattle Genetics, Inc.	66	(0.33)%	(2,236)
Equifax, Inc.	114	(0.58)%	(2,615)
Verisk Analytics, Inc. — Class A	225	(1.13)%	(3,328)
Global Payments, Inc.	208	(1.04)%	(3,830)
Paylocity Holding Corp.	109	(0.47)%	(5,349)
PayPal Holdings, Inc.	95	(0.49)%	(5,596)
Avalara, Inc.	147	(0.58)%	(8,301)
Total Consumer, Non-cyclical			(32,605)

Consumer, Cyclical
Copart, Inc.	168	(0.41)%	1,915

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Scotts Miracle-Gro Co. — Class A	152	(0.60)%	$(1,899)
Total Consumer, Cyclical			16

Energy
Phillips 66	230	(0.49)%	3,094
Kinder Morgan, Inc.	1,141	(0.51)%	2,455
Delek US Holdings, Inc.	704	(0.36)%	2,059
Williams Companies, Inc.	796	(0.45)%	1,318
Pioneer Natural Resources Co.	141	(0.41)%	1,073
ONEOK, Inc.	458	(0.45)%	(44)
Concho Resources, Inc.	300	(0.46)%	(343)
National Oilwell Varco, Inc.	2,225	(0.80)%	(1,761)
Baker Hughes Co.	809	(0.37)%	(2,088)
Noble Energy, Inc.	1,232	(0.33)%	(2,690)
Schlumberger Ltd.	877	(0.48)%	(2,892)
Halliburton Co.	960	(0.37)%	(5,339)
Total Energy			(5,158)

Utilities
American States Water Co.	252	(0.58)%	2,843
California Water Service Group	666	(0.94)%	2,070
WEC Energy Group, Inc.	165	(0.43)%	842
American Water Works Company, Inc.	153	(0.58)%	229
NextEra Energy, Inc.	81	(0.57)%	(738)
Total Utilities			5,246

Technology
Fiserv, Inc.	609	(1.75)%	1,507
Parsons Corp.	831	(0.89)%	381
Tyler Technologies, Inc.	28	(0.29)%	(135)
RealPage, Inc.	147	(0.28)%	(160)
Appfolio, Inc. — Class A	61	(0.29)%	(950)
Autodesk, Inc.	43	(0.30)%	(1,931)
salesforce.com, Inc.	114	(0.63)%	(2,198)
HubSpot, Inc.	47	(0.31)%	(2,346)
Smartsheet, Inc. — Class A	323	(0.49)%	(2,509)
Fidelity National Information Services, Inc.	522	(2.07)%	(2,795)
Coupa Software, Inc.	44	(0.36)%	(2,936)
Zscaler, Inc.	95	(0.31)%	(3,081)
Envestnet, Inc.	281	(0.61)%	(3,961)
Veeva Systems, Inc. — Class A	69	(0.48)%	(4,173)
Workiva, Inc.	347	(0.55)%	(5,023)
Alteryx, Inc. — Class A	105	(0.51)%	(5,118)
Twilio, Inc. — Class A	51	(0.33)%	(5,247)
Total Technology			(40,675)
Total MS Long/Short Equity Short Custom Basket			$(71,768)

GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Industrial
Werner Enterprises, Inc.	680	0.51%	9,217
Snap-on, Inc.	351	0.88%	7,107
Schneider National, Inc. — Class B	885	0.40%	5,653
Garmin Ltd.	294	0.52%	4,198
Regal Beloit Corp.	245	0.39%	4,091
Union Pacific Corp.	333	1.02%	3,924
Owens Corning	376	0.38%	3,089
Landstar System, Inc.	254	0.52%	2,612
TE Connectivity Ltd.	176	0.26%	2,444
Westrock Co.	613	0.31%	1,958
FedEx Corp.	257	0.66%	1,690
J.B. Hunt Transport Services, Inc.	334	0.73%	1,410
Caterpillar, Inc.	476	1.09%	925
National Instruments Corp.	379	0.27%	589
CSX Corp.	566	0.72%	415
Expeditors International of Washington, Inc.	632	0.87%	351
Lincoln Electric Holdings, Inc.	245	0.38%	287
Old Dominion Freight Line, Inc.	1	0.00%	38
Illinois Tool Works, Inc.	82	0.26%	(233)
Oshkosh Corp.	217	0.28%	(1,009)
Timken Co.	463	0.38%	(1,296)
Arrow Electronics, Inc.	263	0.33%	(1,647)
Gentex Corp.	2,340	1.10%	(1,904)
Hubbell, Inc.	200	0.46%	(2,010)
Norfolk Southern Corp.	298	0.95%	(2,177)
Eaton Corporation plc	368	0.59%	(2,691)
Honeywell International, Inc.	193	0.51%	(4,209)
Emerson Electric Co.	322	0.36%	(4,487)
Terex Corp.	1,042	0.36%	(5,985)
AGCO Corp.	386	0.39%	(6,231)
Waters Corp.	261	0.86%	(6,585)
Total Industrial			9,534

Financial
Waddell & Reed Financial, Inc. — Class A	1,920	0.54%	5,257
Western Union Co.	1,471	0.58%	1,050
Piedmont Office Realty Trust, Inc. — Class A	2,468	0.75%	250
Host Hotels & Resorts, Inc.	1,579	0.31%	(805)
M&T Bank Corp.	239	0.45%	(1,319)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Ameriprise Financial, Inc.	150	0.41%	$(1,540)
Synchrony Financial	564	0.23%	(2,100)
Travelers Companies, Inc.	184	0.38%	(2,119)
Vornado Realty Trust	763	0.53%	(2,506)
Bank of America Corp.	708	0.31%	(3,183)
Wells Fargo & Co.	463	0.22%	(3,183)
Weingarten Realty Investors	691	0.24%	(3,264)
Allstate Corp.	556	0.98%	(3,575)
Highwoods Properties, Inc.	578	0.39%	(3,903)
Boston Properties, Inc.	384	0.63%	(5,297)
Kennedy-Wilson Holdings, Inc.	1,828	0.51%	(5,861)
Equity Residential	919	0.98%	(6,534)
MetLife, Inc.	1,633	1.08%	(8,109)
Total Financial			(46,741)

Utilities
CenterPoint Energy, Inc.	932	0.32%	(43)
OGE Energy Corp.	762	0.42%	(701)
Southwest Gas Holdings, Inc.	198	0.25%	(1,124)
Ameren Corp.	407	0.52%	(1,933)
NorthWestern Corp.	345	0.34%	(2,505)
IDACORP, Inc.	406	0.64%	(2,648)
Avista Corp.	385	0.25%	(2,975)
FirstEnergy Corp.	808	0.57%	(3,093)
Evergy, Inc.	789	0.85%	(3,171)
NiSource, Inc.	1,365	0.56%	(3,533)
ONE Gas, Inc.	530	0.74%	(3,581)
NRG Energy, Inc.	778	0.46%	(3,866)
National Fuel Gas Co.	733	0.56%	(6,277)
Southern Co.	1,009	0.95%	(7,113)
Pinnacle West Capital Corp.	696	0.93%	(7,194)
Consolidated Edison, Inc.	787	1.03%	(7,464)
PPL Corp.	2,085	0.98%	(7,538)
Public Service Enterprise Group, Inc.	1,092	0.98%	(8,569)
Portland General Electric Co.	953	0.72%	(9,902)
Exelon Corp.	1,708	1.13%	(11,136)
Total Utilities			(94,366)

Technology
Skyworks Solutions, Inc.	189	0.44%	6,060
QUALCOMM, Inc.	507	0.84%	4,970
Maxim Integrated Products, Inc.	746	0.82%	4,841
CDK Global, Inc.	609	0.46%	3,640
Cognizant Technology Solutions Corp. — Class A	518	0.54%	3,135
Applied Materials, Inc.	332	0.36%	2,467
Apple, Inc.	101	0.67%	1,920
Paychex, Inc.	189	0.26%	1,725
HP, Inc.	941	0.30%	1,716
Texas Instruments, Inc.	337	0.78%	1,642
NetApp, Inc.	818	0.66%	1,204
Xilinx, Inc.	153	0.27%	1,165
Oracle Corp.	955	0.96%	1,065
Lam Research Corp.	48	0.28%	867
KLA Corp.	114	0.40%	279
Synaptics, Inc.	278	0.30%	263
Intel Corp.	676	0.74%	(470)
Micron Technology, Inc.	286	0.27%	(507)
Zebra Technologies Corp. — Class A	56	0.26%	(927)
Cerner Corp.	883	1.10%	(1,950)
International Business Machines Corp.	318	0.70%	(3,484)
Seagate Technology plc	1,113	0.98%	(4,012)
Teradata Corp.	867	0.33%	(5,027)
Total Technology			20,582

Consumer, Cyclical
DR Horton, Inc.	354	0.36%	5,586
Polaris, Inc.	201	0.34%	4,811
Cummins, Inc.	352	1.11%	4,095
Lowe’s Companies, Inc.	203	0.50%	3,948
Best Buy Company, Inc.	306	0.49%	3,283
Hanesbrands, Inc.	1,508	0.31%	2,947
MSC Industrial Direct Company, Inc. — Class A	304	0.40%	2,301
Brunswick Corp.	368	0.43%	1,937
Gentherm, Inc.	980	0.69%	1,525
Lear Corp.	252	0.50%	1,058
Autoliv, Inc.	932	1.09%	(770)
PACCAR, Inc.	217	0.30%	(920)
Whirlpool Corp.	205	0.48%	(3,025)
Mohawk Industries, Inc.	131	0.24%	(4,333)
Allison Transmission Holdings, Inc.	911	0.61%	(5,987)
General Motors Co.	1,092	0.50%	(9,215)
Southwest Airlines Co.	583	0.36%	(11,743)
Total Consumer, Cyclical			(4,502)

Consumer, Non-cyclical
Eli Lilly & Co.	326	0.97%	15,544
Amgen, Inc.	213	0.91%	8,066
Rent-A-Center, Inc.	822	0.42%	7,912
McKesson Corp.	365	1.02%	7,329
Herbalife Nutrition Ltd.	667	0.55%	5,275
Laboratory Corporation of America Holdings	127	0.38%	4,886
United Therapeutics Corp.	156	0.34%	4,740
Cardinal Health, Inc.	928	0.88%	4,614
CVS Health Corp.	379	0.45%	3,899
United Rentals, Inc.	135	0.37%	3,887

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Kellogg Co.	547	0.66%	$2,983
Kimberly-Clark Corp.	464	1.19%	2,585
General Mills, Inc.	627	0.70%	2,427
Gilead Sciences, Inc.	415	0.58%	1,836
Alexion Pharmaceuticals, Inc.	125	0.26%	1,170
Incyte Corp.	226	0.43%	1,117
Johnson & Johnson	400	1.02%	948
Molina Healthcare, Inc.	190	0.61%	862
Innoviva, Inc.	1,422	0.36%	257
Campbell Soup Co.	873	0.79%	39
Abbott Laboratories	162	0.27%	32
Colgate-Palmolive Co.	570	0.76%	16
JM Smucker Co.	289	0.56%	(8)
PepsiCo, Inc.	162	0.39%	(219)
Monster Beverage Corp.	211	0.27%	(279)
Procter & Gamble Co.	496	1.08%	(366)
Quest Diagnostics, Inc.	187	0.39%	(535)
UnitedHealth Group, Inc.	55	0.29%	(833)
Mondelez International, Inc. — Class A	600	0.56%	(1,106)
Kraft Heinz Co.	1,002	0.58%	(1,244)
Ingredion, Inc.	690	1.04%	(1,343)
DaVita, Inc.	236	0.34%	(1,461)
Post Holdings, Inc.	268	0.43%	(1,639)
Dentsply Sirona, Inc.	374	0.30%	(1,817)
Archer-Daniels-Midland Co.	753	0.55%	(1,887)
TreeHouse Foods, Inc.	423	0.34%	(1,938)
Tyson Foods, Inc. — Class A	309	0.34%	(2,150)
Universal Health Services, Inc. — Class B	155	0.26%	(2,430)
John B Sanfilippo & Son, Inc.	327	0.51%	(2,484)
Altria Group, Inc.	1,166	0.83%	(2,656)
Henry Schein, Inc.	830	0.88%	(3,520)
Cigna Corp.	131	0.45%	(3,614)
Biogen, Inc.	74	0.36%	(3,836)
HCA Healthcare, Inc.	242	0.43%	(4,178)
Jazz Pharmaceuticals plc	309	0.62%	(4,296)
Philip Morris International, Inc.	649	0.83%	(4,445)
Medtronic plc	607	1.01%	(6,632)
Pfizer, Inc.	1,042	0.62%	(8,298)
Molson Coors Beverage Co. — Class B	1,370	0.86%	(22,843)
Total Consumer, Non-cyclical			(5,633)

Communications
eBay, Inc.	542	0.52%	8,578
Alphabet, Inc. — Class C	28	0.72%	7,369
Cisco Systems, Inc.	1,242	1.05%	4,644
Facebook, Inc. — Class A	61	0.25%	4,045
Interpublic Group of Companies, Inc.	750	0.23%	1,571
Viavi Solutions, Inc.	1,356	0.31%	631
Juniper Networks, Inc.	2,162	0.90%	111
Ciena Corp.	367	0.36%	(207)
Sirius XM Holdings, Inc.	3,180	0.34%	(1,575)
Yelp, Inc. — Class A	568	0.24%	(1,693)
Verizon Communications, Inc.	1,116	1.12%	(1,857)
Booking Holdings, Inc.	25	0.72%	(2,016)
Comcast Corp. — Class A	1,319	0.93%	(2,672)
Fox Corp. — Class A	664	0.32%	(2,717)
AT&T, Inc.	1,319	0.72%	(3,007)
Omnicom Group, Inc.	855	0.85%	(14,192)
Total Communications			(2,987)

Energy
Chevron Corp.	144	0.23%	(4,439)
Exxon Mobil Corp.	321	0.26%	(7,331)
Total Energy			(11,770)
Total GS Long/Short Equity Long Custom Basket			$(135,883)

GS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Basic Materials
PPG Industries, Inc.	547	(1.73)%	3,631
Balchem Corp.	532	(1.51)%	1,118
DuPont de Nemours, Inc.	323	(0.51)%	1,094
Nucor Corp.	332	(0.41)%	784
Royal Gold, Inc.	121	(0.45)%	(198)
Linde plc	343	(2.18)%	(1,688)
Ashland Global Holdings, Inc.	880	(1.82)%	(2,608)
Air Products & Chemicals, Inc.	298	(2.15)%	(3,008)
Albemarle Corp.	293	(0.68)%	(4,589)
Ecolab, Inc.	237	(1.41)%	(5,346)
Freeport-McMoRan, Inc.	2,192	(0.76)%	(5,497)
RPM International, Inc.	682	(1.53)%	(6,031)
Newmont Corp.	651	(1.20)%	(9,843)
Quaker Chemical Corp.	269	(1.49)%	(13,217)
Total Basic Materials			(45,398)

Financial
Realty Income Corp.	737	(1.31)%	9,163
Ameris Bancorp	811	(0.57)%	8,300
Alleghany Corp.	100	(1.46)%	7,572
People’s United Financial, Inc.	1,635	(0.57)%	7,556
UDR, Inc.	865	(0.97)%	7,552
Markel Corp.	62	(1.71)%	7,030
Valley National Bancorp	5,158	(1.21)%	5,600
First Midwest Bancorp, Inc.	2,337	(0.93)%	4,866
Acadia Realty Trust	1,777	(0.69)%	4,518

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Kilroy Realty Corp.	579	(1.02)%	$3,929
Old National Bancorp	1,321	(0.54)%	3,498
JBG SMITH Properties	984	(0.87)%	3,488
First Financial Bankshares, Inc.	876	(0.76)%	3,359
Glacier Bancorp, Inc.	451	(0.48)%	2,518
Loews Corp.	593	(0.61)%	2,383
Fulton Financial Corp.	2,603	(0.82)%	2,365
TFS Financial Corp.	1,237	(0.53)%	2,285
Healthcare Realty Trust, Inc.	1,328	(1.16)%	2,225
Global Net Lease, Inc.	1,295	(0.65)%	1,705
Prologis, Inc.	380	(1.06)%	1,690
Southside Bancshares, Inc.	816	(0.68)%	1,532
RLI Corp.	238	(0.58)%	1,484
Brookline Bancorp, Inc.	3,071	(0.93)%	1,343
Medical Properties Trust, Inc.	1,744	(0.98)%	1,150
EastGroup Properties, Inc.	225	(0.80)%	447
New York Community Bancorp, Inc.	1,327	(0.41)%	228
Americold Realty Trust	64	(0.07)%	(3)
Agree Realty Corp.	890	(1.75)%	(111)
American Assets Trust, Inc.	555	(0.46)%	(568)
CyrusOne, Inc.	199	(0.43)%	(918)
Easterly Government Properties, Inc.	1,314	(0.91)%	(942)
Northfield Bancorp, Inc.	1,048	(0.36)%	(989)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	731	(0.62)%	(1,224)
James River Group Holdings Ltd.	493	(0.66)%	(1,594)
Sun Communities, Inc.	286	(1.16)%	(1,659)
Rexford Industrial Realty, Inc.	1,328	(1.65)%	(1,761)
Healthcare Trust of America, Inc. — Class A	1,099	(0.87)%	(1,854)
American Tower Corp. — Class A	57	(0.44)%	(1,905)
STAG Industrial, Inc.	615	(0.54)%	(1,947)
BOK Financial Corp.	230	(0.39)%	(2,122)
Crown Castle International Corp.	86	(0.43)%	(2,473)
Alexandria Real Estate Equities, Inc.	318	(1.54)%	(2,605)
SBA Communications Corp.	50	(0.45)%	(3,126)
Terreno Realty Corp.	697	(1.10)%	(3,498)
Equinix, Inc.	22	(0.46)%	(3,747)
Flagstar Bancorp, Inc.	569	(0.50)%	(4,522)
QTS Realty Trust, Inc. — Class A	573	(1.10)%	(6,174)
Total Financial			54,044

Energy
ONEOK, Inc.	458	(0.46)%	4,918
Phillips 66	230	(0.49)%	3,116
Kinder Morgan, Inc.	1,141	(0.52)%	2,482
Delek US Holdings, Inc.	704	(0.37)%	2,151
Williams Companies, Inc.	796	(0.45)%	1,341
Pioneer Natural Resources Co.	141	(0.41)%	1,275
Concho Resources, Inc.	300	(0.46)%	(363)
National Oilwell Varco, Inc.	2,225	(0.82)%	(1,778)
Baker Hughes Co.	809	(0.37)%	(2,092)
Noble Energy, Inc.	1,232	(0.33)%	(2,701)
Schlumberger Ltd.	877	(0.48)%	(2,897)
Halliburton Co.	960	(0.37)%	(5,324)
Total Energy			128

Technology
Fiserv, Inc.	609	(1.78)%	1,414
Parsons Corp.	831	(0.90)%	229
Tyler Technologies, Inc.	28	(0.29)%	(140)
RealPage, Inc.	147	(0.29)%	(156)
Appfolio, Inc. — Class A	61	(0.30)%	(952)
Autodesk, Inc.	43	(0.31)%	(1,933)
HubSpot, Inc.	47	(0.32)%	(2,051)
Smartsheet, Inc. — Class A	323	(0.49)%	(2,495)
salesforce.com, Inc.	114	(0.64)%	(2,665)
Fidelity National Information Services, Inc.	522	(2.09)%	(2,857)
Coupa Software, Inc.	44	(0.36)%	(2,923)
Zscaler, Inc.	95	(0.31)%	(3,077)
Veeva Systems, Inc. — Class A	69	(0.48)%	(3,741)
Envestnet, Inc.	281	(0.62)%	(3,985)
Alteryx, Inc. — Class A	105	(0.52)%	(4,560)
Workiva, Inc.	347	(0.56)%	(5,057)
Twilio, Inc. — Class A	51	(0.33)%	(5,222)
Total Technology			(40,171)

Industrial
L3Harris Technologies, Inc.	113	(0.57)%	3,511
TransDigm Group, Inc.	77	(1.02)%	3,002
Tetra Tech, Inc.	480	(1.14)%	2,611
Eagle Materials, Inc.	478	(1.00)%	2,008
Sonoco Products Co.	341	(0.53)%	1,278
Louisiana-Pacific Corp.	1,360	(1.04)%	994
Silgan Holdings, Inc.	722	(0.70)%	383
Ball Corp.	484	(1.01)%	(158)
Crown Holdings, Inc.	244	(0.48)%	(569)
Vulcan Materials Co.	242	(0.84)%	(926)
Martin Marietta Materials, Inc.	167	(1.03)%	(1,063)
AptarGroup, Inc.	218	(0.73)%	(1,079)
Exponent, Inc.	192	(0.47)%	(1,115)

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GATX Corp.	263	(0.48)%	$(1,178)
ESCO Technologies, Inc.	219	(0.55)%	(1,694)
Amcor plc	2,389	(0.73)%	(3,568)
Casella Waste Systems, Inc. — Class A	587	(0.92)%	(3,656)
Worthington Industries, Inc.	435	(0.49)%	(5,329)
Total Industrial			(6,548)

Communications
Liberty Broadband Corp. — Class C	330	(1.22)%	2,976
FactSet Research Systems, Inc.	50	(0.49)%	(1,786)
Zendesk, Inc.	117	(0.31)%	(1,814)
Anaplan, Inc.	322	(0.44)%	(2,040)
Okta, Inc.	54	(0.32)%	(2,959)
Q2 Holdings, Inc.	353	(0.91)%	(3,999)
Total Communications			(9,622)

Consumer, Non-cyclical
Hormel Foods Corp.	310	(0.45)%	302
McCormick & Company, Inc.	59	(0.32)%	(446)
Avery Dennison Corp.	231	(0.79)%	(1,254)
Seattle Genetics, Inc.	66	(0.34)%	(2,258)
Equifax, Inc.	114	(0.59)%	(2,613)
Verisk Analytics, Inc. — Class A	225	(1.15)%	(3,345)
Global Payments, Inc.	208	(1.06)%	(3,894)
Paylocity Holding Corp.	109	(0.48)%	(5,343)
PayPal Holdings, Inc.	95	(0.50)%	(5,508)
Avalara, Inc.	147	(0.59)%	(7,623)
Total Consumer, Non-cyclical			(31,982)

Utilities
American States Water Co.	252	(0.59)%	2,839
California Water Service Group	666	(0.95)%	2,107
WEC Energy Group, Inc.	165	(0.43)%	850
American Water Works Company, Inc.	153	(0.59)%	232
NextEra Energy, Inc.	81	(0.58)%	(621)
Total Utilities			5,407

Consumer, Cyclical
Copart, Inc.	168	(0.42)%	1,925
Scotts Miracle-Gro Co. — Class A	152	(0.61)%	(1,894)
Total Consumer, Cyclical			31
Total GS Long/Short Equity Short Custom Basket			$(74,111)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at June 30, 2020.
[2]	Security was fair valued by the Valuation Committee at June 30, 2020. The total market value of fair valued securities amounts to $0, (cost $0) or less than 0.1% of total net assets.
[3]	Affiliated issuer.
[4]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[5]	All or a portion of this security is pledged as equity custom basket swap collateral at June 30, 2020.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[8]	Repurchase Agreements — See Note 6.
[9]	Securities lending collateral — See Note 7.
[10]	Rate indicated is the 7-day yield as of June 30, 2020.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Consolidated Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$10,273,290	$—	$—		$10,273,290
Rights	20,961	—	—	*	20,961
Mutual Funds	11,711,390	—	—		11,711,390
Closed-End Funds	3,930,369	—	—		3,930,369
U.S. Treasury Bills	—	5,102,333	—		5,102,333
Repurchase Agreements	—	10,752,304	—		10,752,304
Securities Lending Collateral	28,850	—	—		28,850
Interest Rate Futures Contracts**	79,604	8,198	—		87,802
Equity Futures Contracts**	70,146	4,743	—		74,889
Commodity Futures Contracts**	94,596	—	—		94,596
Currency Futures Contracts**	2,826	—	—		2,826
Equity Custom Basket Swap Agreements**	—	611,040	—		611,040
Total Assets	$26,212,032	$16,478,618	$—		$42,690,650

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,766,674	$—	$—	$2,766,674
Exchange-Traded Funds	4,243,055	—	—	4,243,055
Interest Rate Futures Contracts**	5,836	1,657	—	7,493
Equity Futures Contracts**	9,705	1,714	—	11,419
Commodity Futures Contracts**	59,750	—	—	59,750
Currency Futures Contracts**	77,330	—	—	77,330
Equity Custom Basket Swap Agreements**	—	381,314	—	381,314
Total Liabilities	$7,162,350	$384,685	$—	$7,547,035

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,223,473	$25,293	$(1,100,000)	$(25,631)	$4,314	$2,127,449	86,027	$25,475
Guggenheim Strategy Fund III	2,969,422	23,985	(600,000)	(7,279)	15,424	2,401,552	96,837	24,131
Guggenheim Ultra Short Duration Fund — Institutional Class	3,557,751	3,323,948	(1,800,000)	4,647	3,858	5,090,204	513,125	24,115
Guggenheim Variable Insurance Strategy Fund III	3,372,100	21,070	(1,300,000)	(16,270)	15,285	2,092,185	84,567	21,260
	$13,122,746	$3,394,296	$(4,800,000)	$(44,533)	$38,881	$11,711,390		$94,981

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value - including $27,658 of securities loaned (cost $19,795,425)	$19,355,803
Investments in affiliated issuers, at value (cost $11,765,172)	11,711,390
Repurchase agreements, at value (cost $10,752,304)	10,752,304
Foreign currency, at value (cost $1,698)	1,843
Cash	8,164,471
Segregated cash with broker	842,502
Unrealized appreciation on OTC swap agreements	611,040
Receivables:
Securities sold	47,493
Dividends	36,614
Fund shares sold	29,780
Securities lending income	536
Foreign tax reclaims	476
Interest	21
Total assets	51,554,273

Liabilities:
Securities sold short, at value (proceeds $7,046,535)	7,009,729
Unrealized depreciation on OTC swap agreements	381,314
Payable for:
Variation margin on futures contracts	220,166
Securities purchased	91,415
Swap Settlement	63,156
Management fees	40,428
Return of securities lending collateral	28,850
Fund shares redeemed	3,376
Trustees’ fees*	657
Miscellaneous	15,493
Total liabilities	7,854,584
Commitments and contingent liabilities (Note 11)	—
Net assets	$43,699,689

Net assets consist of:
Paid in capital	$43,587,030
Total distributable earnings (loss)	112,659
Net assets	$43,699,689
Capital shares outstanding	1,736,739
Net asset value per share	$25.16

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$155,179
Dividends from securities of affiliated issuers	94,981
Interest	38,192
Income from securities lending, net	2,017
Total investment income	290,369

Expenses:
Management fees	225,489
Short sales dividend expense	78,305
Interest expense	13,719
Miscellaneous	702
Total expenses	318,215
Less:
Expenses waived by Adviser	(9,634)
Net expenses	308,581
Net investment loss	(18,212)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	161,472
Investments in affiliated issuers	(44,533)
Investments sold short	(22,434)
Swap agreements	1,742,692
Futures contracts	936,351
Options written	4,024
Foreign currency transactions	(897)
Net realized gain	2,776,675
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,086,798)
Investments in affiliated issuers	38,881
Investments sold short	252,019
Swap agreements	(915,898)
Futures contracts	243,323
Foreign currency translations	137
Net change in unrealized appreciation (depreciation)	(1,468,336)
Net realized and unrealized gain	1,308,339
Net increase in net assets resulting from operations	$1,290,127

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(18,212)	$349,972
Net realized gain on investments	2,776,675	442,773
Net change in unrealized appreciation (depreciation) on investments	(1,468,336)	1,172,534
Net increase in net assets resulting from operations	1,290,127	1,965,279

Distributions to shareholders	—	(875,142)

Capital share transactions:
Proceeds from sale of shares	14,992,423	3,288,700
Distributions reinvested	—	875,142
Cost of shares redeemed	(7,192,867)	(10,979,155)
Net increase (decrease) from capital share transactions	7,799,556	(6,815,313)
Net increase (decrease) in net assets	9,089,683	(5,725,176)

Net assets:
Beginning of period	34,610,006	40,335,182
End of period	$43,699,689	$34,610,006

Capital share activity:
Shares sold	589,950	135,737
Shares issued from reinvestment of distributions	—	36,771
Shares redeemed	(285,055)	(453,659)
Net increase (decrease) in shares	304,895	(281,151)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$24.17	$23.55	$24.83	$23.95	$24.09	$23.82
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	.23	.20	(.09)	(.16)	(.15)
Net gain (loss) on investments (realized and unrealized)	1.00	.97	(1.48)	.97	.04	.58
Total from investment operations	.99	1.20	(1.28)	.88	(.12)	.43
Less distributions from:
Net investment income	—	(.58)	—	—	(.02)	(.16)
Total distributions	—	(.58)	—	—	(.02)	(.16)
Net asset value, end of period	$25.16	$24.17	$23.55	$24.83	$23.95	$24.09

Total Return[c]	4.10%	5.15%	(5.16%)	3.67%	(0.48%)	1.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,700	$34,610	$40,335	$43,695	$47,953	$52,281
Ratios to average net assets:
Net investment income (loss)	(0.10%)	0.94%	0.85%	(0.39%)	(0.66%)	(0.62%)
Total expenses[d]	1.67%	1.72%	1.54%	1.88%	2.27%	2.38%
Net expenses[e]	1.62%	1.69%	1.52%	1.85%	2.23%	2.34%
Portfolio turnover rate	103%	163%	162%	158%	119%	160%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]

Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense related to short sales. Excluding interest and dividend expense related to short sales, net expense ratios for the periods presented would be:

06/30/20[a]	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
1.14%	1.16%	1.16%	1.16%	1.17%	1.18%

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	13.2%
Guggenheim Strategy Fund II	10.2%
Total	23.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Commodities Strategy Fund	(35.10%)	(32.84%)	(13.35%)	(9.96%)
S&P Goldman Sachs Commodity Index	(36.31%)	(33.90%)	(12.54%)	(8.53%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 23.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	42,584	$422,432
Guggenheim Strategy Fund II1	13,184	326,034
Total Mutual Funds
(Cost $748,772)		748,466

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 3.1%
Federal Home Loan Bank
0.25% due 07/01/20[2]	$100,000	100,000
Total Federal Agency Discount Notes
(Cost $100,000)		100,000

U.S. TREASURY BILLS†† - 3.1%
U.S. Treasury Bills
0.15% due 07/23/20[2,3]	100,000	99,993
Total U.S. Treasury Bills
(Cost $99,991)		99,993

REPURCHASE AGREEMENTS††,4 - 60.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	1,074,778	1,074,778
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	445,114	445,114
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	418,408	418,408
Total Repurchase Agreements
(Cost $1,938,300)		1,938,300

Total Investments - 90.2%
(Cost $2,887,063)		$2,886,759
Other Assets & Liabilities, net - 9.8%		312,628
Total Net Assets - 100.0%		$3,199,387

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	39	Jul 2020	$3,175,331	$9,334

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$748,466	$—	$—	$748,466
Federal Agency Discount Notes	—	100,000	—	100,000
U.S. Treasury Bills	—	99,993	—	99,993
Repurchase Agreements	—	1,938,300	—	1,938,300
Commodity Futures Contracts**	9,334	—	—	9,334
Total Assets	$757,800	$2,138,293	$—	$2,896,093

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$750,731	$54,798	$(475,000)	$(4,944)	$449	$326,034	13,184	$4,840
Guggenheim Ultra Short Duration Fund — Institutional Class	789,733	430,257	(795,000)	(1,478)	(1,080)	422,432	42,584	5,295
	$1,540,464	$485,055	$(1,270,000)	$(6,422)	$(631)	$748,466		$10,135

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $199,991)	$199,993
Investments in affiliated issuers, at value (cost $748,772)	748,466
Repurchase agreements, at value (cost $1,938,300)	1,938,300
Segregated cash with broker	310,006
Receivables:
Variation margin on futures contracts	11,456
Dividends	647
Interest	4
Total assets	3,208,872

Liabilities:
Payable for:
Professional fees	1,777
Management fees	1,589
Printing fees	1,152
Fund shares redeemed	1,142
Securities purchased	648
Transfer agent and administrative fees	590
Investor service fees	548
Portfolio accounting fees	219
Trustees’ fees*	42
Miscellaneous	1,778
Total liabilities	9,485
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,199,387

Net assets consist of:
Paid in capital	$6,028,677
Total distributable earnings (loss)	(2,829,290)
Net assets	$3,199,387
Capital shares outstanding	60,583
Net asset value per share	$52.81

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$10,135
Interest	3,312
Total investment income	13,447

Expenses:
Management fees	9,408
Investor service fees	2,667
Transfer agent and administrative fees	2,869
Professional fees	3,500
Portfolio accounting fees	1,067
Trustees’ fees*	344
Custodian fees	188
Total expenses	20,043
Less:
Expenses waived by Adviser	(2,126)
Net expenses	17,917
Net investment loss	(4,470)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	712
Investments in affiliated issuers	(6,422)
Futures contracts	(859,662)
Net realized loss	(865,372)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5
Investments in affiliated issuers	(631)
Futures contracts	(91,546)
Net change in unrealized appreciation (depreciation)	(92,172)
Net realized and unrealized loss	(957,544)
Net decrease in net assets resulting from operations	$(962,014)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(4,470)	$25,602
Net realized loss on investments	(865,372)	(13,365)
Net change in unrealized appreciation (depreciation) on investments	(92,172)	382,283
Net increase (decrease) in net assets resulting from operations	(962,014)	394,520

Distributions to shareholders	—	(45,134)

Capital share transactions:
Proceeds from sale of shares	2,768,560	7,665,863
Distributions reinvested	—	45,134
Cost of shares redeemed	(1,800,080)	(7,966,181)
Net increase (decrease) from capital share transactions	968,480	(255,184)
Net increase in net assets	6,466	94,202

Net assets:
Beginning of period	3,192,921	3,098,719
End of period	$3,199,387	$3,192,921

Capital share activity:
Shares sold	53,225	97,122
Shares issued from reinvestment of distributions	—	581
Shares redeemed	(31,880)	(101,688)
Net increase (decrease) in shares	21,345	(3,985)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[g]	Year Ended December 31, 2015[g]
Per Share Data
Net asset value, beginning of period	$81.37	$71.69	$87.44	$83.74	$75.82	$114.64
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	.61	.67	— [c]	(.03)	(1.12)
Net gain (loss) on investments (realized and unrealized)	(28.44)	10.26	(13.34)	3.70	7.95	(37.70)
Total from investment operations	(28.56)	10.87	(12.67)	3.70	7.92	(38.82)
Less distributions from:
Net investment income	—	(1.19)	(3.08)	—	—	—
Total distributions	—	(1.19)	(3.08)	—	—	—
Net asset value, end of period	$52.81	$81.37	$71.69	$87.44	$83.74	$75.82

Total Return[d]	(35.10%)	15.25%	(15.12%)	4.43%	10.40%	(33.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,199	$3,193	$3,099	$4,731	$4,498	$2,671
Ratios to average net assets:
Net investment income (loss)	(0.42%)	0.77%	0.75%	— [h]	(0.48%)	(1.16%)
Total expenses[e]	1.88%	1.98%	1.81%	1.82%	1.80%	1.75%
Net expenses[f]	1.68%	1.78%	1.69%	1.72%	1.67%	1.63%
Portfolio turnover rate	45%	128%	187%	107%	231%	198%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:16 reverse share split effective December 1, 2016.
[h]	Less than 0.01%.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary, and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At June 30, 2020, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Long Short Equity Fund	Non-diversified
Global Managed Futures Strategy Fund	Diversified
Multi-Hedge Strategies Fund	Non-diversified
Commodities Strategy Fund	Non-diversified

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2020	% of Net Assets of the Fund at June 30, 2020
Global Managed Futures Strategy Fund	11/07/08	$831,620	5.0%
Multi-Hedge Strategies Fund	04/15/09	1,094,758	2.5%
Commodities Strategy Fund	07/21/09	528,561	16.5%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(e) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

investments. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(j) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at June 30, 2020.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

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Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for over-the-counter (“OTC”) options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Multi-Hedge Strategies Fund	Hedge, Income	$68,748	$—

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	$33,101,131	$24,206,151
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	37,556,351	30,490,367
Commodities Strategy Fund	Index exposure, Liquidity	2,093,622	—

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$11,974,475	$19,694,092
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	21,216,554	17,558,983

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of June 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2020
Global Managed Futures Strategy Fund	$58,672	$—	$20,988	$114,287	$83,070	$277,017
Multi-Hedge Strategies Fund	74,889	611,040	2,826	87,802	94,596	871,153
Commodities Strategy Fund	—	—	—	—	9,334	9,334

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Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2020
Long Short Equity Fund	$—	$448,572	$—	$—	$—	$448,572
Global Managed Futures Strategy Fund	24,231	—	19,201	7,691	93,855	144,978
Multi-Hedge Strategies Fund	11,419	381,314	77,330	7,493	59,750	537,306

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the period ended June 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Net realized gain (loss) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the period ended June 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Options Written Equity Risk	Total
Long Short Equity Fund	$—	$576,923	$—	$—	$—	$—	$576,923
Global Managed Futures Strategy Fund	(287,133)	—	(573,522)	614,261	253,521	—	7,127
Multi-Hedge Strategies Fund	364,602	1,742,692	(548,844)	567,103	553,490	4,024	2,683,067
Commodities Strategy Fund	—	—	—	—	(859,662)	—	(859,662)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Options Written Equity Risk	Total
Long Short Equity Fund	$—	$272,804	$—	$—	$—	$—	$272,804
Global Managed Futures Strategy Fund	61,812	—	15,033	142,069	(40,839)	—	178,075
Multi-Hedge Strategies Fund	212,233	(915,898)	(39,872)	87,212	(16,250)	—	(672,575)
Commodities Strategy Fund	—	—	—	—	(91,546)	—	(91,546)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$611,040	$—	$611,040	$(381,314)	$—	$229,726

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					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$448,572	$—	$448,572	$(448,572)	$—	$—
Multi-Hedge Strategies Fund	Custom basket swap agreements	381,314	—	381,314	(381,314)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Global Managed Futures Strategy Fund	Goldman Sachs International	Futures contracts	$126,126	$—
Multi-Hedge Strategies Fund	Goldman Sachs International	Futures contracts	842,502	—
Commodities Strategy Fund	Goldman Sachs International	Futures contracts	310,006	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2020, the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $4,478, $6,107 and $1,408, respectively, related to advisory fees in the Subsidiary .

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Global Managed Futures Strategy Fund	$1,881
Multi-Hedge Strategies Fund	3,527
Commodities Strategy Fund	718

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

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Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BofA Securities, Inc.			U.S. Treasury Note
0.07%			1.88%
Due 07/01/20	$19,255,227	$19,255,265	07/31/22	$18,827,600	$19,640,334

Barclays Capital, Inc.			U.S. Treasury Note
0.07%			1.63%
Due 07/01/20	18,099,914	18,099,949	10/31/26	17,130,200	18,461,912

J.P. Morgan Securities LLC			U.S. Treasury Notes
0.07%			1.88% - 2.75%
Due 07/01/20	46,493,897	46,493,987	12/15/20 - 05/31/23	44,039,600	47,423,795

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At June 30, 2020, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Multi-Hedge Strategies Fund	$27,658	$(27,658)	$—	$28,850	$—	$28,850

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

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In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund intend to invest up to 25% of their assets in the respective Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

At June 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Long Short Equity Fund	$24,745,134	$1,682,919	$(1,834,213)	$(151,294)
Global Managed Futures Strategy Fund	17,368,318	276,288	(679,399)	(403,111)
Multi-Hedge Strategies Fund	35,635,630	1,599,104	(2,091,119)	(492,015)
Commodities Strategy Fund	4,004,044	2,083	(1,110,034)	(1,107,951)

Note 9 – Securities Transactions

For the period ended June 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$24,720,239	$28,800,746
Global Managed Futures Strategy Fund	99,602	4,365,000
Multi-Hedge Strategies Fund	31,243,456	31,655,017
Commodities Strategy Fund	485,056	1,270,000

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The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2020, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired on June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.84% for the period ended June 30, 2020. The Funds did not have any borrowings outstanding under this agreement at June 30, 2020.

The average daily balances borrowed for the period ended June 30, 2020, were as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$284

Note 11 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. On June 22, 2020, the Court scheduled oral argument to occur on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased

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volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Variable Trust Contracts Review Committee

Rydex Variable Trust (the “Trust”) was organized as a Delaware statutory trust on June 11, 1998, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow 2x Strategy Fund
●	Electronics Fund*	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Global Managed Futures Strategy Fund**
●	Government Long Bond 1.2x Strategy Fund	●	Health Care Fund*
●	High Yield Strategy Fund	●	Internet Fund*
●	Inverse Dow 2x Strategy Fund	●	Inverse Government Long Bond Strategy Fund
●	Inverse High Yield Strategy Fund***	●	Inverse Mid-Cap Strategy Fund
●	Inverse NASDAQ-100 2x Strategy Fund***	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 2x Strategy Fund***	●	Inverse Russell 2000 Strategy Fund
●	Inverse S&P 500 2x Strategy Fund***	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Long Short Equity Fund**	●	Mid-Cap 1.5x Strategy Fund
●	Multi-Hedge Strategies Fund**	●	NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 2x Strategy Fund	●	Russell 2000 Fund***
●	S&P 500 Fund***	●	S&P 500 Pure Growth Fund

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OTHER INFORMATION (Unaudited)(continued)

●	S&P 500 Pure Value Fund	●	S&P MidCap 400 Pure Growth Fund
●	S&P MidCap 400 Pure Value Fund	●	S&P SmallCap 600 Pure Growth Fund
●	S&P SmallCap 600 Pure Value Fund	●	Strengthening Dollar 2x Strategy Fund
●	Technology Fund*	●	Telecommunications Fund*
●	Transportation Fund*	●	Utilities Fund*
●	U.S. Government Money Market Fund	●	Weakening Dollar 2x Strategy Fund

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.”
***

The Fund has been organized as a series of the Trust but has not commenced operations, and shares of the Fund are not currently offered to investors. Consequently, all references to “the Funds” or similar references hereafter should be understood as excluding such Fund.

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose1. At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

[1]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 18, 2020.

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OTHER INFORMATION (Unaudited)(continued)

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Fund (other than the Alternative Funds) (each, a “Tradable Fund” and collectively, the “Tradable Funds”)2 is designed to provide tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct objective performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing objective performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, with respect to the Tradable Funds (other than U.S. Government Money Market Fund), in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for other similar funds in the Guggenheim fund complex.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, and the leveraged and inverse strategies offered. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges and noted the magnitude of changes in each Fund’s assets during 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing objective performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

[2]	Note that the Tradable Funds include the Sector Funds and the Real Estate Fund.

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OTHER INFORMATION (Unaudited)(continued)

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2019, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for other similar funds in the Guggenheim fund complex. The Committee also received certain updated performance information as of March 31, 2020.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining such Funds’ underperformance, as applicable, over the five-year, three-year and/or one-year periods ended December 31, 2019, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to the Commodities Strategy Fund and considered a comparison to a peer group identified in the FUSE report consisting of both actively-managed and index-based commodities funds, noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year and three-year periods ended December 31, 2019, although its performance ranked in the fourth quartile of the broader peer group over the same time periods.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Sector Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds with similar strategies that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining such Funds’ underperformance, as applicable, over the five-year, three-year and one-year periods ended December 31, 2019, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. The Committee observed that the Global Managed Futures Strategy Fund’s returns ranked in the first quartile of its performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Long Short Equity Fund: The Fund’s returns ranked in the 100th percentile of its performance universe for the five-year and three-year periods ended December 31, 2019. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily a result of the Fund’s fundamental factor tilts and the underperformance of the Fund’s prior investment strategy. The Committee noted management’s statement that the Fund’s high positive allocation to value and short on growth, as well as negative sector exposures to well-performing sectors, have detracted from investment performance. The Committee also noted management’s statement that the Fund employed a momentum-based investment strategy prior to May 31, 2017 that demonstrated bouts of volatility and inconsistencies, which affected long-term performance. The Committee took into account management’s statement that, since 2018, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and adding a macro overlay to better incorporate Guggenheim’s market views. The Committee also took note of improving performance, noting that one-year performance as of March 31, 2020 ranked in the 63rd percentile.

Multi-Hedge Strategies Fund: The Fund’s returns ranked in the 80th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the underperformance of its long short equity sleeve and its overall lower volatility and equity market beta relative to its peers. With respect to the Fund’s long short equity sleeve, the Committee noted management’s statement that the sleeve’s high positive allocation to value and short on growth have detracted from investment performance. The Committee took into account management’s statement that the Fund changed its underlying investment strategies to improve diversification amongst the strategies, target a higher and more stable risk profile and enhance risk-adjusted returns while providing continuity for shareholders. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings improved to the 14th and 9th percentiles, respectively, and that one-year performance ranked in the 4th percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted that Guggenheim generally does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than retail fund counterparts to certain Funds, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing such Funds’ advisory fees. For those Tradable Funds with a peer fund from the directly comparable product suite, the Committee noted that each Fund’s contractual advisory fee was equal to or lower than the contractual advisory fee charged to the peer fund. The Committee also considered each such Fund’s net effective management fee and total net expense ratio as compared to the peer fund.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, although the Fund’s total net expense ratio is higher than that of the comparable peer fund, the Fund’s contractual advisory fee and net effective management fee are lower than those of the peer fund and the Fund’s total net expense ratio is similar to that of the peer fund. The Committee noted the Adviser’s statement that, given the current low interest rate environment, it is currently waiving its fees to the extent necessary to maintain the Fund’s stable net asset value.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Sector Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds with similar investment strategies, but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee made the following observations:

Global Managed Futures Strategy Fund: The Fund’s contractual advisory fee ranks in the second quartile (50th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (100th percentile) of its peer group. The Committee considered that the peer group is limited in size and is comprised of only three funds. The Committee noted the Adviser’s statement that the Fund’s total net expense ratio ranks more competitively when compared to the broader universe of funds.

Long Short Equity Fund: The Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank in the fourth quartile (80th, 80th and 100th percentiles, respectively) of its peer group. The Committee considered that the peer group is limited in size and is comprised of only six funds. The Committee noted that the Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank more competitively when compared to the broader universe of funds.

Multi-Hedge Strategies Fund: The Fund’s contractual advisory fee ranks in the fourth quartile (86th percentile) of its peer group. The Fund’s net effective management fee ranks in the third quartile (71st percentile) of its peer group. The Committee considered that the Fund’s total net expense ratio ranks in the third quartile (57th percentile) of its peer group. The Committee considered that the peer group is limited in size and is comprised of only eight funds. The Committee noted that the Fund’s contractual advisory fee ranks more competitively when compared to the broader universe of funds.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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OTHER INFORMATION (Unaudited)(concluded)

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

With respect to the Tradable Funds, the Committee noted that the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Variable Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

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6.30.2020

Rydex Variable Trust Funds Semi-Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	RVASECF-SEMI-0620x1220

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	7
BASIC MATERIALS FUND	13
BIOTECHNOLOGY FUND	19
CONSUMER PRODUCTS FUND	25
ELECTRONICS FUND	31
ENERGY FUND	37
ENERGY SERVICES FUND	43
FINANCIAL SERVICES FUND	49
HEALTH CARE FUND	56
INTERNET FUND	62
LEISURE FUND	68
PRECIOUS METALS FUND	75
REAL ESTATE FUND	81
RETAILING FUND	88
TECHNOLOGY FUND	94
TELECOMMUNICATIONS FUND	101
TRANSPORTATION FUND	107
UTILITIES FUND	113
NOTES TO FINANCIAL STATEMENTS	119
OTHER INFORMATION	129
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	136
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	141
LIQUIDITY RISK MANAGEMENT PROGRAM	144

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2020

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for 18 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the semi-annual period ended June 30, 2020.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2020

The six-month period ended June 30, 2020, was an unprecedented time for markets. It was marked by extreme volatility, resulting from the COVID-19 pandemic, tempered by a swift and aggressive monetary policy response by the U.S. Federal Reserve (the “Fed”) and sweeping fiscal support that cushioned downside risk for the economy and especially for markets.

The mere announcement of the Fed’s Primary and Secondary Market Corporate Credit Facilities on March 23, 2020 and June 15, 2020, respectively, caused credit spreads, which had blown out dramatically, to stabilize and then tighten as the market interpreted the move as a backstop against defaults, with most credits trading in their 80th percentile since. With credit markets shored up, equity markets have regained almost all of their lost ground. The Standard & Poor’s 500® (“S&P 500®”) index, which began the year at 3,230, peaked at 3,386 on February 19, 2020 before plummeting to 2,237 on March 23, 2020, the day of the Fed’s first announced facility. By June 30, 2020, the index had recovered to 3,100. The total return for the six-months ended June 30, 2020 was -3.08%.

The U.S. budget deficit is approaching 25% of Gross Domestic Product (“GDP”), the highest since World War II, and the Fed has promised to use all available tools, including powerful new emergency credit market facilities, to support the recovery. But even this policy response cannot force consumers to spend, or businesses to invest, amid staggering uncertainty. Moreover, future rounds of fiscal stimulus may be needed to avoid a series of fiscal cliffs as temporary measures expire. Future stimulus could also be more politically contentious, especially with the November election approaching, social unrest increasing and markets cheering sequential improvement in the economic data. And as the events of the global financial crisis and the ensuing European debt crisis illustrated, the persistence of macro stress means the risk of a systemic credit event is elevated. As fragility builds, we are watching developments in emerging markets particularly closely as a potential catalyst for a broader, systemic shock.

Meanwhile, joblessness has surged, with the fall in U.S. employment in April 2020 alone representing a 40 standard deviation shock, erasing jobs gained during the preceding 21 years. Rehiring activity turned the labor market tide in May and June 2020, but as personal, small business and corporate bankruptcies mount, permanent damage is being done to the productive capacity of the economy, which may stunt a recovery.

Overshadowing everything is the COVID-19 pandemic, which caused a steeper plunge in U.S. output and employment in two months (in both cases roughly 16% un-annualized) than during the first two years of the Great Depression. Real GDP leads core inflation by about 18 months, suggesting that inflation may also fall sharply in coming quarters. Reopening measures have supported a strong uptick in economic activity since April, but we do not expect a genuine recovery will be possible until a vaccine has been developed, tested, approved, produced and administered across the globe. In the meantime, keeping the infection rate in check will require social distancing measures that stymie economic activity. Indeed, the premature easing of lockdowns and a lax adherence to social distancing guidelines are resulting in a resurgence of new infections in the United States, reflecting the combination of millions of cases and limited testing and tracing capabilities. Recent trends do not bode well for the fall, when the start of the school year could boost social interactions and the return of flu season might strain healthcare capacity.

For the six months ended June 30, 2020, the S&P 500® Index* returned -3.08%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -11.34%. The return of the MSCI Emerging Markets Index* was -9.78%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.14% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -3.80%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.60% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2020

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500®. The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500®. The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500®. The Energy index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500®. The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500®. The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500®. The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500®. The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500®. The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500®. The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500®. The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2019 and ending June 30, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2019	Ending Account Value June 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.83%	(31.53%)	$ 1,000.00	$ 684.70	$ 7.67
Basic Materials Fund	1.83%	(9.26%)	1,000.00	907.40	8.68
Biotechnology Fund	1.83%	9.14%	1,000.00	1,091.40	9.52
Consumer Products Fund	1.83%	(7.39%)	1,000.00	926.10	8.76
Electronics Fund	1.83%	8.54%	1,000.00	1,085.40	9.49
Energy Fund	1.83%	(39.63%)	1,000.00	603.70	7.30
Energy Services Fund	1.83%	(52.23%)	1,000.00	477.70	6.72
Financial Services Fund	1.83%	(18.82%)	1,000.00	811.80	8.24
Health Care Fund	1.83%	2.00%	1,000.00	1,020.00	9.19
Internet Fund	1.83%	23.27%	1,000.00	1,232.70	10.16
Leisure Fund	1.83%	(12.93%)	1,000.00	870.70	8.51
Precious Metals Fund	1.73%	20.68%	1,000.00	1,206.80	9.49
Real Estate Fund	1.83%	(18.59%)	1,000.00	814.10	8.25
Retailing Fund	1.83%	9.18%	1,000.00	1,091.80	9.52
Technology Fund	1.83%	13.23%	1,000.00	1,132.30	9.70
Telecommunications Fund	1.83%	(2.22%)	1,000.00	977.80	9.00
Transportation Fund	1.83%	(8.19%)	1,000.00	918.10	8.73
Utilities Fund	1.83%	(14.37%)	1,000.00	856.30	8.45

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.83%	5.00%	$ 1,000.00	$ 1,015.76	$ 9.17
Basic Materials Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Biotechnology Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Consumer Products Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Electronics Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Energy Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Energy Services Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Financial Services Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Health Care Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Internet Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Leisure Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Precious Metals Fund	1.73%	5.00%	1,000.00	1,016.26	8.67
Real Estate Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Retailing Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Technology Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Telecommunications Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Transportation Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
Utilities Fund	1.83%	5.00%	1,000.00	1,015.76	9.17

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2019 to June 30, 2020.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Citigroup, Inc.	4.0%
JPMorgan Chase & Co.	3.9%
Bank of America Corp.	3.9%
Wells Fargo & Co.	3.9%
U.S. Bancorp	3.5%
Truist Financial Corp.	3.3%
PNC Financial Services Group, Inc.	3.2%
Capital One Financial Corp.	2.5%
State Street Corp.	2.3%
First Republic Bank	2.0%
Top Ten Total	32.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Banking Fund	(31.53%)	(23.40%)	(1.51%)	3.51%
S&P 500 Financials Index	(23.62%)	(13.92%)	5.41%	9.68%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
BANKING FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Banks - 90.1%
Citigroup, Inc.	2,483	$126,881
JPMorgan Chase & Co.	1,331	125,194
Bank of America Corp.	5,260	124,925
Wells Fargo & Co.	4,781	122,394
U.S. Bancorp	3,035	111,749
Truist Financial Corp.	2,796	104,990
PNC Financial Services Group, Inc.	956	100,581
State Street Corp.	1,144	72,701
First Republic Bank	603	63,912
Northern Trust Corp.	777	61,647
M&T Bank Corp.	523	54,376
Fifth Third Bancorp	2,784	53,675
SVB Financial Group*	234	50,434
KeyCorp	4,104	49,987
Citizens Financial Group, Inc.	1,971	49,748
Regions Financial Corp.	4,283	47,627
Huntington Bancshares, Inc.	4,844	43,766
HDFC Bank Ltd. ADR	885	40,232
Commerce Bancshares, Inc.	655	38,953
ICICI Bank Ltd. ADR	4,020	37,346
HSBC Holdings plc ADR[1]	1,576	36,768
Signature Bank	343	36,674
Toronto-Dominion Bank	798	35,599
Prosperity Bancshares, Inc.	593	35,212
Zions Bancorp North America	1,032	35,088
Royal Bank of Canada	517	35,053
UBS Group AG	3,016	34,805
Comerica, Inc.	904	34,442
East West Bancorp, Inc.	936	33,921
Credit Suisse Group AG ADR	3,277	33,786
Bank of Nova Scotia	810	33,404
Popular, Inc.	888	33,007
Canadian Imperial Bank of Commerce	486	32,547
Cullen/Frost Bankers, Inc.	432	32,275
Bank of Montreal	595	31,565
TCF Financial Corp.	1,063	31,273
First Financial Bankshares, Inc.	1,025	29,612
Western Alliance Bancorporation	777	29,425
United Bankshares, Inc.	1,042	28,822
Valley National Bancorp	3,489	27,284
Glacier Bancorp, Inc.	771	27,209
Pinnacle Financial Partners, Inc.	640	26,874
South State Corp.	563	26,833
Community Bank System, Inc.	470	26,799
First Horizon National Corp.	2,668	26,573
Bank OZK	1,111	26,075
Synovus Financial Corp.	1,254	25,745
CVB Financial Corp.	1,294	24,250
Webster Financial Corp.	846	24,204
Home BancShares, Inc.	1,564	24,054
UMB Financial Corp.	460	23,713
Wintrust Financial Corp.	538	23,468
IBERIABANK Corp.	512	23,316
Old National Bancorp	1,675	23,048
PacWest Bancorp	1,167	23,002
Independent Bank Corp.	341	22,878
First Hawaiian, Inc.	1,306	22,515
Umpqua Holdings Corp.	2,106	22,408
Cathay General Bancorp	828	21,776
Associated Banc-Corp.	1,577	21,573
Columbia Banking System, Inc.	761	21,571
Simmons First National Corp. — Class A	1,213	20,754
CIT Group, Inc.	991	20,543
Hancock Whitney Corp.	941	19,949
Fulton Financial Corp.	1,867	19,659
United Community Banks, Inc.	957	19,255
Ameris Bancorp	811	19,131
Independent Bank Group, Inc.	462	18,720
First Midwest Bancorp, Inc.	1,387	18,516
Texas Capital Bancshares, Inc.*	591	18,244
First Financial Bancorp	1,292	17,946
Cadence BanCorp	1,796	15,913
Total Banks		2,858,194

Savings & Loans - 4.2%
People’s United Financial, Inc.	2,907	33,634
New York Community Bancorp, Inc.	3,198	32,620
Investors Bancorp, Inc.	2,669	22,686
Sterling Bancorp	1,927	22,584
Pacific Premier Bancorp, Inc.	1,010	21,897
Total Savings & Loans		133,421

Insurance - 2.6%
Equitable Holdings, Inc.	2,316	44,676
Voya Financial, Inc.	794	37,040
Total Insurance		81,716

Diversified Financial Services - 2.5%
Capital One Financial Corp.	1,253	78,425

Total Common Stocks
(Cost $2,369,661)		3,151,756

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$11,728	11,728
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	4,857	4,857
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	4,565	4,565
Total Repurchase Agreements
(Cost $21,150)		21,150

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
BANKING FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	18,091	$18,091
Total Securities Lending Collateral
(Cost $18,091)		18,091

Total Investments - 100.6%
(Cost $2,408,902)		$3,190,997
Other Assets & Liabilities, net - (0.6)%		(20,041)
Total Net Assets - 100.0%		$3,170,956

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,151,756	$—	$—	$3,151,756
Repurchase Agreements	—	21,150	—	21,150
Securities Lending Collateral	18,091	—	—	18,091
Total Assets	$3,169,847	$21,150	$—	$3,190,997

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $17,404 of securities loaned (cost $2,387,752)	$3,169,847
Repurchase agreements, at value (cost $21,150)	21,150
Receivables:
Dividends	7,166
Foreign tax reclaims	259
Total assets	3,198,422

Liabilities:
Payable for:
Return of securities lending collateral	18,091
Management fees	1,890
Transfer agent and administrative fees	598
Investor service fees	556
Portfolio accounting fees	222
Fund shares redeemed	196
Trustees’ fees*	58
Miscellaneous	5,855
Total liabilities	27,466
Commitments and contingent liabilities (Note 9)	—
Net assets	$3,170,956

Net assets consist of:
Paid in capital	$3,678,200
Total distributable earnings (loss)	(507,244)
Net assets	$3,170,956
Capital shares outstanding	47,648
Net asset value per share	$66.55

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $912)	$52,025
Interest	92
Income from securities lending, net	13
Total investment income	52,130

Expenses:
Management fees	13,362
Investor service fees	3,930
Transfer agent and administrative fees	4,229
Professional fees	3,341
Portfolio accounting fees	1,572
Trustees’ fees*	500
Custodian fees	263
Line of credit fees	13
Miscellaneous	1,488
Total expenses	28,698
Net investment income	23,432

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(193,420)
Net realized loss	(193,420)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,302,300)
Net change in unrealized appreciation (depreciation)	(1,302,300)
Net realized and unrealized loss	(1,495,720)
Net decrease in net assets resulting from operations	$(1,472,288)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$23,432	$50,080
Net realized gain (loss) on investments	(193,420)	396,840
Net change in unrealized appreciation (depreciation) on investments	(1,302,300)	851,331
Net increase (decrease) in net assets resulting from operations	(1,472,288)	1,298,251

Distributions to shareholders	—	(40,316)

Capital share transactions:
Proceeds from sale of shares	8,685,425	13,610,333
Distributions reinvested	—	40,316
Cost of shares redeemed	(9,880,213)	(14,618,756)
Net decrease from capital share transactions	(1,194,788)	(968,107)
Net increase (decrease) in net assets	(2,667,076)	289,828

Net assets:
Beginning of period	5,838,032	5,548,204
End of period	$3,170,956	$5,838,032

Capital share activity:
Shares sold	126,084	155,138
Shares issued from reinvestment of distributions	—	458
Shares redeemed	(138,495)	(168,105)
Net decrease in shares	(12,411)	(12,509)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$97.20	$76.46	$95.19	$84.90	$67.87	$71.43
Income (loss) from investment operations:
Net investment income (loss)[b]	.56	.94	.56	.28	.10	.42
Net gain (loss) on investments (realized and unrealized)	(31.21)	20.67	(18.70)	10.28	17.11	(3.86)
Total from investment operations	(30.65)	21.61	(18.14)	10.56	17.21	(3.44)
Less distributions from:
Net investment income	—	(.87)	(.56)	(.27)	(.18)	(.12)
Net realized gains	—	—	(.03)	—	—	—
Total distributions	—	(.87)	(.59)	(.27)	(.18)	(.12)
Net asset value, end of period	$66.55	$97.20	$76.46	$95.19	$84.90	$67.87

Total Return[c]	(31.53%)	28.39%	(19.19%)	12.48%	27.25%	(4.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,171	$5,838	$5,548	$9,692	$16,076	$5,611
Ratios to average net assets:
Net investment income (loss)	1.49%	1.07%	0.59%	0.33%	0.69%	0.62%
Total expenses	1.83%	1.82%	1.71%	1.70%	1.67%	1.59%
Portfolio turnover rate	271%	246%	320%	273%	417%	388%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Ecolab, Inc.	3.3%
Newmont Corp.	3.3%
Air Products & Chemicals, Inc.	3.2%
Sherwin-Williams Co.	3.1%
DuPont de Nemours, Inc.	2.8%
Dow, Inc.	2.4%
PPG Industries, Inc.	2.2%
Ball Corp.	2.1%
LyondellBasell Industries N.V. — Class A	2.0%
Corteva, Inc.	1.9%
Top Ten Total	26.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Basic Materials Fund	(9.26%)	(4.89%)	4.02%	4.31%
S&P 500 Materials Index	(6.92%)	(1.11%)	5.44%	9.85%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 98.4%

Chemicals - 44.0%
Ecolab, Inc.	859	$170,898
Air Products & Chemicals, Inc.	699	168,780
Sherwin-Williams Co.	283	163,531
DuPont de Nemours, Inc.	2,724	144,726
Dow, Inc.	3,057	124,603
PPG Industries, Inc.	1,097	116,348
LyondellBasell Industries N.V. — Class A	1,623	106,664
Linde plc	418	88,662
FMC Corp.	838	83,482
International Flavors & Fragrances, Inc.[1]	661	80,946
Celanese Corp. — Class A	845	72,957
RPM International, Inc.	955	71,682
Eastman Chemical Co.	1,013	70,545
Albemarle Corp.	846	65,320
Westlake Chemical Corp.	1,121	60,142
CF Industries Holdings, Inc.	1,953	54,957
Axalta Coating Systems Ltd.*	2,385	53,782
Mosaic Co.	3,953	49,452
Ashland Global Holdings, Inc.	677	46,781
Huntsman Corp.	2,551	45,841
Nutrien Ltd.[1]	1,415	45,421
Quaker Chemical Corp.	240	44,556
W R Grace & Co.	842	42,782
Valvoline, Inc.	2,193	42,391
Balchem Corp.	433	41,074
Element Solutions, Inc.*	3,474	37,693
PolyOne Corp.	1,391	36,486
Chemours Co.	2,376	36,472
Sensient Technologies Corp.	660	34,426
Ingevity Corp.*	649	34,118
Innospec, Inc.	419	32,368
Olin Corp.	2,593	29,794
Total Chemicals		2,297,680

Mining - 20.4%
Newmont Corp.	2,768	170,896
Freeport-McMoRan, Inc.	8,586	99,340
Barrick Gold Corp.	3,047	82,086
Royal Gold, Inc.	561	69,744
AngloGold Ashanti Ltd. ADR	2,114	62,342
Wheaton Precious Metals Corp.	1,387	61,097
Pan American Silver Corp.	1,997	60,689
Agnico Eagle Mines Ltd.	945	60,537
Franco-Nevada Corp.	430	60,045
SSR Mining, Inc.*	2,710	57,804
Kirkland Lake Gold Ltd.	1,389	57,282
BHP Group Ltd. ADR	1,127	56,046
Rio Tinto plc ADR	968	54,382
Teck Resources Ltd. — Class B	5,040	52,517
Alcoa Corp.*	2,891	32,495
Kaiser Aluminum Corp.	335	24,663
Total Mining		1,061,965

Packaging & Containers - 12.4%
Ball Corp.	1,559	108,335
Packaging Corporation of America	721	71,956
Crown Holdings, Inc.*	1,045	68,061
Westrock Co.	2,221	62,766
Amcor plc	5,515	56,308
Berry Global Group, Inc.*	1,266	56,109
Sonoco Products Co.	1,017	53,179
Sealed Air Corp.	1,605	52,724
Graphic Packaging Holding Co.	3,269	45,733
Silgan Holdings, Inc.	1,372	44,439
O-I Glass, Inc.	3,078	27,640
Total Packaging & Containers		647,250

Iron & Steel - 8.0%
Nucor Corp.	1,920	79,507
Vale S.A. ADR	6,243	64,365
Reliance Steel & Aluminum Co.	599	56,863
Steel Dynamics, Inc.	2,064	53,850
ArcelorMittal S.A.*	4,670	50,109
Commercial Metals Co.	1,703	34,741
Allegheny Technologies, Inc.*	2,558	26,066
United States Steel Corp.[1]	3,570	25,776
Carpenter Technology Corp.	1,006	24,426
Total Iron & Steel		415,703

Building Materials - 5.4%
Vulcan Materials Co.	755	87,467
Martin Marietta Materials, Inc.	398	82,215
Louisiana-Pacific Corp.	1,582	40,578
Eagle Materials, Inc.	554	38,902
Summit Materials, Inc. — Class A*	1,918	30,841
Total Building Materials		280,003

Forest Products & Paper - 2.1%
International Paper Co.	2,438	85,842
Domtar Corp.	1,165	24,593
Total Forest Products & Paper		110,435

Biotechnology - 1.9%
Corteva, Inc.	3,787	101,454

Household Products & Housewares - 1.3%
Avery Dennison Corp.	612	69,823

Housewares - 1.3%
Scotts Miracle-Gro Co. — Class A	484	65,083

Miscellaneous Manufacturing - 1.2%
AptarGroup, Inc.	560	62,709

Coal - 0.4%
Warrior Met Coal, Inc.	1,369	21,069

Total Common Stocks
(Cost $2,782,929)		5,133,174

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
BASIC MATERIALS FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 1.1%
VanEck Vectors Junior Gold Miners ETF	1,145	$56,769
Total Exchange-Traded Funds
(Cost $47,921)		56,769

SECURITIES LENDING COLLATERAL†,2 - 2.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[3]	122,467	122,467
Total Securities Lending Collateral
(Cost $122,467)		122,467

Total Investments - 101.8%
(Cost $2,953,317)		$5,312,410
Other Assets & Liabilities, net - (1.8)%		(95,385)
Total Net Assets - 100.0%		$5,217,025

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Securities lending collateral — See Note 7.
[3]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,133,174	$—	$—	$5,133,174
Exchange-Traded Funds	56,769	—	—	56,769
Securities Lending Collateral	122,467	—	—	122,467
Total Assets	$5,312,410	$—	$—	$5,312,410

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $119,081 of securities loaned (cost $2,953,317)	$5,312,410
Cash	269
Receivables:
Securities sold	222,186
Dividends	9,672
Securities lending income	71
Total assets	5,544,608

Liabilities:
Line of credit	169,000
Payable for:
Return of securities lending collateral	122,467
Deferred foreign capital gain taxes	19,017
Management fees	4,011
Transfer agent and administrative fees	1,269
Investor service fees	1,180
Fund shares redeemed	789
Portfolio accounting fees	472
Trustees’ fees*	92
Miscellaneous	9,286
Total liabilities	327,583
Commitments and contingent liabilities (Note 9)	—
Net assets	$5,217,025

Net assets consist of:
Paid in capital	$3,478,631
Total distributable earnings (loss)	1,738,394
Net assets	$5,217,025
Capital shares outstanding	75,659
Net asset value per share	$68.95

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $576)	$56,993
Interest	200
Income from securities lending, net	357
Total investment income	57,550

Expenses:
Management fees	21,671
Investor service fees	6,374
Transfer agent and administrative fees	6,858
Professional fees	4,943
Portfolio accounting fees	2,549
Trustees’ fees*	664
Custodian fees	409
Miscellaneous	3,191
Total expenses	46,659
Net investment income	10,891

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	87,825
Net realized gain	87,825
Net change in unrealized appreciation (depreciation) on:
Investments	(724,202)
Net change in unrealized appreciation (depreciation)	(724,202)
Net realized and unrealized loss	(636,377)
Net decrease in net assets resulting from operations	$(625,486)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,891	$31,109
Net realized gain on investments	87,825	374,167
Net change in unrealized appreciation (depreciation) on investments	(724,202)	758,223
Net increase (decrease) in net assets resulting from operations	(625,486)	1,163,499

Distributions to shareholders	—	(299,363)

Capital share transactions:
Proceeds from sale of shares	2,228,062	6,035,444
Distributions reinvested	—	299,363
Cost of shares redeemed	(2,935,118)	(6,817,453)
Net decrease from capital share transactions	(707,056)	(482,646)
Net increase (decrease) in net assets	(1,332,542)	381,490

Net assets:
Beginning of period	6,549,567	6,168,077
End of period	$5,217,025	$6,549,567

Capital share activity:
Shares sold	34,224	82,680
Shares issued from reinvestment of distributions	—	4,086
Shares redeemed	(44,750)	(94,867)
Net decrease in shares	(10,526)	(8,101)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$75.99	$65.42	$81.27	$67.61	$52.52	$63.47
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.35	.05	(.07)	.02	.18
Net gain (loss) on investments (realized and unrealized)	(7.18)	13.55	(13.91)	14.47	15.43	(11.13)
Total from investment operations	(7.04)	13.90	(13.86)	14.40	15.45	(10.95)
Less distributions from:
Net investment income	—	—	(.42)	(.50)	—	—
Net realized gains	—	(3.33)	(1.57)	(.24)	(.36)	—
Total distributions	—	(3.33)	(1.99)	(.74)	(.36)	—
Net asset value, end of period	$68.95	$75.99	$65.42	$81.27	$67.61	$52.52

Total Return[c]	(9.26%)	21.43%	(17.44%)	21.43%	30.86%	(17.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,217	$6,550	$6,168	$17,067	$15,229	$5,084
Ratios to average net assets:
Net investment income (loss)	0.43%	0.49%	0.06%	(0.10%)	0.08%	0.27%
Total expenses[d]	1.83%	1.82%	1.73%	1.70%	1.66%	1.59%
Portfolio turnover rate	59%	88%	83%	181%	266%	228%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	7.3%
Amgen, Inc.	6.5%
Gilead Sciences, Inc.	5.5%
Vertex Pharmaceuticals, Inc.	4.9%
Regeneron Pharmaceuticals, Inc.	4.5%
Illumina, Inc.	4.1%
Biogen, Inc.	3.9%
Seattle Genetics, Inc.	3.1%
Moderna, Inc.	2.7%
Incyte Corp.	2.7%
Top Ten Total	45.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Biotechnology Fund	9.14%	19.31%	2.59%	17.73%
S&P 500 Health Care Index	(0.81%)	10.90%	8.14%	15.72%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Biotechnology - 73.9%
Amgen, Inc.	6,869	$1,620,122
Gilead Sciences, Inc.	17,833	1,372,071
Vertex Pharmaceuticals, Inc.*	4,189	1,216,109
Regeneron Pharmaceuticals, Inc.*	1,806	1,126,312
Illumina, Inc.*	2,754	1,019,944
Biogen, Inc.*	3,574	956,224
Seattle Genetics, Inc.*	4,493	763,451
Moderna, Inc.*	10,496	673,948
Incyte Corp.*	6,447	670,295
Alexion Pharmaceuticals, Inc.*	5,961	669,063
BioMarin Pharmaceutical, Inc.*	5,409	667,146
Corteva, Inc.	22,612	605,775
Alnylam Pharmaceuticals, Inc.*	3,828	566,965
Exact Sciences Corp.*	5,763	501,035
Immunomedics, Inc.*	11,313	400,933
Ionis Pharmaceuticals, Inc.*	6,685	394,148
Guardant Health, Inc.*	4,801	389,505
Exelixis, Inc.*	16,075	381,620
ACADIA Pharmaceuticals, Inc.*	7,543	365,609
United Therapeutics Corp.*	2,701	326,821
Mirati Therapeutics, Inc.*	2,707	309,058
Arrowhead Pharmaceuticals, Inc.*	7,105	306,865
Ultragenyx Pharmaceutical, Inc.*	3,913	306,075
Acceleron Pharma, Inc.*	3,171	302,101
Amarin Corporation plc ADR*,1	43,468	300,798
BeiGene Ltd. ADR*	1,549	291,832
Nektar Therapeutics*	12,278	284,358
Bluebird Bio, Inc.*	4,421	269,858
FibroGen, Inc.*	6,506	263,688
Iovance Biotherapeutics, Inc.*	9,548	262,093
PTC Therapeutics, Inc.*	4,886	247,916
Ligand Pharmaceuticals, Inc. — Class B*,1	1,680	187,908
Intercept Pharmaceuticals, Inc.*	2,878	137,885
Myriad Genetics, Inc.*	10,135	114,931
Sage Therapeutics, Inc.*	2,204	91,642
Total Biotechnology		18,364,104

Pharmaceuticals - 21.5%
AbbVie, Inc.	18,529	1,819,177
Horizon Therapeutics plc*	8,590	477,432
Sarepta Therapeutics, Inc.*	2,966	475,568
Neurocrine Biosciences, Inc.*	3,777	460,794
Mylan N.V.*	24,151	388,348
Jazz Pharmaceuticals plc*	3,197	352,757
PRA Health Sciences, Inc.*	3,488	339,348
Alkermes plc*	16,263	315,584
Agios Pharmaceuticals, Inc.*	5,202	278,203
Global Blood Therapeutics, Inc.*	4,249	268,239
Portola Pharmaceuticals, Inc.*	9,078	163,313
Total Pharmaceuticals		5,338,763

Healthcare-Products - 3.1%
Bio-Techne Corp.	1,689	446,014
Novocure Ltd.*	5,398	320,102
Total Healthcare-Products		766,116

Healthcare-Services - 1.4%
Syneos Health, Inc.*	6,001	349,558

Total Common Stocks
(Cost $11,156,811)		24,818,541

RIGHTS††† - 0.0%
Biotechnology - 0.0%
Clinical Data, Inc.*,2	4,730	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,3 - 0.3%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$34,797	34,797
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	14,411	14,411
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	13,546	13,546
Total Repurchase Agreements
(Cost $62,754)		62,754

	Shares
SECURITIES LENDING COLLATERAL†,4 - 1.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[5]	362,607	362,607
Total Securities Lending Collateral
(Cost $362,607)		362,607

Total Investments - 101.7%
(Cost $11,582,172)		$25,243,902
Other Assets & Liabilities, net - (1.7)%		(412,983)
Total Net Assets - 100.0%		$24,830,919

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at June 30, 2020. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$24,818,541	$—	$—		$24,818,541
Rights	—	—	—	*	—
Repurchase Agreements	—	62,754	—		62,754
Securities Lending Collateral	362,607	—	—		362,607
Total Assets	$25,181,148	$62,754	$—		$25,243,902

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $355,527 of securities loaned (cost $11,519,418)	$25,181,148
Repurchase agreements, at value (cost $62,754)	62,754
Receivables:
Fund shares sold	19,255
Securities lending income	56
Total assets	25,263,213

Liabilities:
Payable for:
Return of securities lending collateral	362,607
Management fees	17,316
Transfer agent and administrative fees	5,480
Investor service fees	5,093
Fund shares redeemed	2,278
Portfolio accounting fees	2,037
Trustees’ fees*	368
Miscellaneous	37,115
Total liabilities	432,294
Commitments and contingent liabilities (Note 9)	—
Net assets	$24,830,919

Net assets consist of:
Paid in capital	$10,266,022
Total distributable earnings (loss)	14,564,897
Net assets	$24,830,919
Capital shares outstanding	239,890
Net asset value per share	$103.51

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $30)	$92,880
Interest	454
Income from securities lending, net	240
Total investment income	93,574

Expenses:
Management fees	89,612
Investor service fees	26,356
Transfer agent and administrative fees	28,359
Professional fees	20,571
Portfolio accounting fees	10,543
Trustees’ fees*	2,338
Custodian fees	1,649
Line of credit fees	29
Miscellaneous	13,856
Total expenses	193,313
Net investment loss	(99,739)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	859,288
Net realized gain	859,288
Net change in unrealized appreciation (depreciation) on:
Investments	1,340,597
Net change in unrealized appreciation (depreciation)	1,340,597
Net realized and unrealized gain	2,199,885
Net increase in net assets resulting from operations	$2,100,146

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(99,739)	$(206,746)
Net realized gain on investments	859,288	3,097,358
Net change in unrealized appreciation (depreciation) on investments	1,340,597	1,789,927
Net increase in net assets resulting from operations	2,100,146	4,680,539

Distributions to shareholders	—	(553,949)

Capital share transactions:
Proceeds from sale of shares	18,519,797	21,705,706
Distributions reinvested	—	553,949
Cost of shares redeemed	(17,475,730)	(25,699,255)
Net increase (decrease) from capital share transactions	1,044,067	(3,439,600)
Net increase in net assets	3,144,213	686,990

Net assets:
Beginning of period	21,686,706	20,999,716
End of period	$24,830,919	$21,686,706

Capital share activity:
Shares sold	198,136	246,464
Shares issued from reinvestment of distributions	—	6,606
Shares redeemed	(186,906)	(293,073)
Net increase (decrease) in shares	11,230	(40,003)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$94.84	$78.16	$86.53	$66.86	$83.22	$76.71
Income (loss) from investment operations:
Net investment income (loss)[b]	(.44)	(.83)	(.96)	(.79)	(.80)	(1.02)
Net gain (loss) on investments (realized and unrealized)	9.11	19.81	(7.17)	20.46	(15.56)	7.53
Total from investment operations	8.67	18.98	(8.13)	19.67	(16.36)	6.51
Less distributions from:
Net realized gains	—	(2.30)	(.24)	—	—	—
Total distributions	—	(2.30)	(.24)	—	—	—
Net asset value, end of period	$103.51	$94.84	$78.16	$86.53	$66.86	$83.22

Total Return[c]	9.14%	24.67%	(9.44%)	29.44%	(19.66%)	8.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,831	$21,687	$21,000	$29,272	$22,231	$42,005
Ratios to average net assets:
Net investment income (loss)	(0.95%)	(0.95%)	(1.08%)	(0.99%)	(1.16%)	(1.17%)
Total expenses	1.83%	1.82%	1.72%	1.70%	1.66%	1.60%
Portfolio turnover rate	87%	105%	109%	137%	127%	161%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.8%
PepsiCo, Inc.	5.3%
Coca-Cola Co.	5.3%
Philip Morris International, Inc.	4.0%
Mondelez International, Inc. — Class A	3.3%
Altria Group, Inc.	3.3%
Estee Lauder Companies, Inc. — Class A	3.2%
Colgate-Palmolive Co.	3.1%
Kimberly-Clark Corp.	2.7%
Keurig Dr Pepper, Inc.	2.5%
Top Ten Total	39.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Consumer Products Fund	(7.39%)	0.21%	4.11%	10.11%
S&P 500 Consumer Staples Index	(5.66%)	3.62%	7.22%	11.79%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Food - 38.6%
Mondelez International, Inc. — Class A	9,507	$486,093
General Mills, Inc.	5,767	355,536
Kraft Heinz Co.	11,102	354,043
Kroger Co.	9,291	314,500
Sysco Corp.	5,471	299,045
Hershey Co.	2,304	298,644
Hormel Foods Corp.	6,147	296,716
McCormick & Company, Inc.	1,610	288,850
Kellogg Co.	4,118	272,035
Tyson Foods, Inc. — Class A	4,372	261,052
Conagra Brands, Inc.	6,947	244,326
Campbell Soup Co.	4,583	227,454
JM Smucker Co.	1,890	199,981
Lamb Weston Holdings, Inc.	2,702	172,739
Beyond Meat, Inc.*	1,147	153,675
Post Holdings, Inc.*	1,611	141,156
Ingredion, Inc.	1,619	134,377
Flowers Foods, Inc.	5,604	125,305
Grocery Outlet Holding Corp.*	3,002	122,482
Lancaster Colony Corp.	779	120,737
US Foods Holding Corp.*	6,096	120,213
Performance Food Group Co.*	4,079	118,862
Pilgrim’s Pride Corp.*	6,786	114,616
Sprouts Farmers Market, Inc.*	4,327	110,728
Hain Celestial Group, Inc.*	3,373	106,283
Sanderson Farms, Inc.	780	90,394
Simply Good Foods Co.*	4,331	80,470
Hostess Brands, Inc.*	6,029	73,674
Total Food		5,683,986

Beverages - 25.9%
PepsiCo, Inc.	5,925	783,641
Coca-Cola Co.	17,515	782,570
Keurig Dr Pepper, Inc.	12,734	361,646
Monster Beverage Corp.*	5,050	350,066
Constellation Brands, Inc. — Class A	1,853	324,182
Brown-Forman Corp. — Class B	4,856	309,133
Molson Coors Beverage Co. — Class B	4,373	150,256
Boston Beer Company, Inc. — Class A*	279	149,725
Coca-Cola European Partners plc	3,884	146,660
Anheuser-Busch InBev S.A. ADR	2,707	133,455
Fomento Economico Mexicano SAB de CV ADR	1,884	116,827
Diageo plc ADR	867	116,516
National Beverage Corp.*	1,596	97,388
Total Beverages		3,822,065

Cosmetics & Personal Care - 14.0%
Procter & Gamble Co.	8,336	996,736
Estee Lauder Companies, Inc. — Class A	2,487	469,247
Colgate-Palmolive Co.	6,286	460,512
Unilever N.V. — Class Y	2,563	136,531
Total Cosmetics & Personal Care		2,063,026

Agriculture - 10.9%
Philip Morris International, Inc.	8,378	586,963
Altria Group, Inc.	12,227	479,910
Archer-Daniels-Midland Co.	6,799	271,280
Bunge Ltd.	3,384	139,184
British American Tobacco plc ADR	3,381	131,250
Total Agriculture		1,608,587

Household Products & Housewares - 6.5%
Kimberly-Clark Corp.	2,842	401,717
Clorox Co.	1,401	307,337
Church & Dwight Company, Inc.	3,220	248,906
Total Household Products & Housewares		957,960

Retail - 1.6%
Casey’s General Stores, Inc.	898	134,269
Freshpet, Inc.*	1,259	105,328
Total Retail		239,597

Pharmaceuticals - 1.0%
Herbalife Nutrition Ltd.*	3,351	150,728

Electrical Components & Equipment - 0.7%
Energizer Holdings, Inc.	2,247	106,710

Total Common Stocks
(Cost $8,992,938)		14,632,659

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.5%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$36,838	36,838
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	15,257	15,257
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	14,341	14,341
Total Repurchase Agreements
(Cost $66,436)		66,436

Total Investments - 99.7%
(Cost $9,059,374)		$14,699,095
Other Assets & Liabilities, net - 0.3%		48,165
Total Net Assets - 100.0%		$14,747,260

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,632,659	$—	$—	$14,632,659
Repurchase Agreements	—	66,436	—	66,436
Total Assets	$14,632,659	$66,436	$—	$14,699,095

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value (cost $8,992,938)	$14,632,659
Repurchase agreements, at value (cost $66,436)	66,436
Receivables:
Fund shares sold	54,932
Dividends	34,519
Securities lending income	75
Total assets	14,788,621

Liabilities:
Payable for:
Professional fees	11,384
Management fees	9,410
Printing fees	7,376
Transfer agent and administrative fees	2,978
Investor service fees	2,768
Portfolio accounting fees	1,107
Fund shares redeemed	260
Trustees’ fees*	245
Miscellaneous	5,833
Total liabilities	41,361
Commitments and contingent liabilities (Note 9)	—
Net assets	$14,747,260

Net assets consist of:
Paid in capital	$10,015,723
Total distributable earnings (loss)	4,731,537
Net assets	$14,747,260
Capital shares outstanding	236,149
Net asset value per share	$62.45

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $76)	$174,070
Interest	344
Income from securities lending, net	729
Total investment income	175,143

Expenses:
Management fees	58,078
Investor service fees	17,082
Transfer agent and administrative fees	18,380
Professional fees	13,816
Portfolio accounting fees	6,833
Trustees’ fees*	1,805
Custodian fees	1,098
Line of credit fees	35
Miscellaneous	7,936
Total expenses	125,063
Net investment income	50,080

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	190,363
Net realized gain	190,363
Net change in unrealized appreciation (depreciation) on:
Investments	(1,559,026)
Net change in unrealized appreciation (depreciation)	(1,559,026)
Net realized and unrealized loss	(1,368,663)
Net decrease in net assets resulting from operations	$(1,318,583)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$50,080	$146,706
Net realized gain (loss) on investments	190,363	(171,518)
Net change in unrealized appreciation (depreciation) on investments	(1,559,026)	3,086,914
Net increase (decrease) in net assets resulting from operations	(1,318,583)	3,062,102

Distributions to shareholders	—	(191,931)

Capital share transactions:
Proceeds from sale of shares	9,213,662	31,752,552
Distributions reinvested	—	191,931
Cost of shares redeemed	(11,753,673)	(29,329,889)
Net increase (decrease) from capital share transactions	(2,540,011)	2,614,594
Net increase (decrease) in net assets	(3,858,594)	5,484,765

Net assets:
Beginning of period	18,605,854	13,121,089
End of period	$14,747,260	$18,605,854

Capital share activity:
Shares sold	148,634	505,783
Shares issued from reinvestment of distributions	—	3,006
Shares redeemed	(188,400)	(468,116)
Net increase (decrease) in shares	(39,766)	40,673

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$67.43	$55.78	$66.30	$61.79	$61.56	$60.19
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.56	.70	.17	.44	.58
Net gain (loss) on investments (realized and unrealized)	(5.21)	11.84	(8.51)	6.79	3.10	3.14
Total from investment operations	(4.98)	12.40	(7.81)	6.96	3.54	3.72
Less distributions from:
Net investment income	—	(.60)	(.45)	(.64)	(.42)	(.34)
Net realized gains	—	(.15)	(2.26)	(1.81)	(2.89)	(2.01)
Total distributions	—	(.75)	(2.71)	(2.45)	(3.31)	(2.35)
Net asset value, end of period	$62.45	$67.43	$55.78	$66.30	$61.79	$61.56

Total Return[c]	(7.39%)	22.33%	(12.12%)	11.53%	5.42%	6.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,747	$18,606	$13,121	$16,024	$18,410	$32,481
Ratios to average net assets:
Net investment income (loss)	0.73%	0.88%	1.14%	0.27%	0.68%	0.95%
Total expenses	1.83%	1.82%	1.72%	1.70%	1.65%	1.61%
Portfolio turnover rate	63%	177%	176%	133%	161%	225%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	7.9%
NVIDIA Corp.	7.7%
Broadcom, Inc.	5.5%
Texas Instruments, Inc.	5.4%
QUALCOMM, Inc.	5.0%
Advanced Micro Devices, Inc.	3.8%
Micron Technology, Inc.	3.8%
Applied Materials, Inc.	3.7%
Lam Research Corp.	3.4%
Analog Devices, Inc.	3.3%
Top Ten Total	49.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Electronics Fund	8.54%	36.30%	19.06%	15.94%
S&P 500 Information Technology Index	14.95%	35.90%	23.41%	20.48%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Semiconductors - 93.7%
Intel Corp.	11,354	$679,310
NVIDIA Corp.	1,742	661,803
Broadcom, Inc.	1,502	474,046
Texas Instruments, Inc.	3,641	462,298
QUALCOMM, Inc.	4,768	434,889
Advanced Micro Devices, Inc.*	6,304	331,653
Micron Technology, Inc.*	6,356	327,461
Applied Materials, Inc.	5,235	316,456
Lam Research Corp.	913	295,319
Analog Devices, Inc.	2,332	285,996
KLA Corp.	1,206	234,543
Microchip Technology, Inc.	2,070	217,992
Xilinx, Inc.	2,174	213,900
Marvell Technology Group Ltd.	5,961	208,993
Skyworks Solutions, Inc.	1,542	197,160
NXP Semiconductor N.V.	1,724	196,605
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3,456	196,197
Maxim Integrated Products, Inc.	2,823	171,102
Teradyne, Inc.	1,930	163,104
ASML Holding N.V. — Class G	438	161,197
Qorvo, Inc.*	1,377	152,200
Monolithic Power Systems, Inc.	607	143,859
ON Semiconductor Corp.*	6,188	122,646
Entegris, Inc.	1,998	117,982
STMicroelectronics N.V. — Class Y1	4,012	109,969
MKS Instruments, Inc.	960	108,710
Cree, Inc.*	1,828	108,199
Inphi Corp.*	893	104,928
Silicon Laboratories, Inc.*	899	90,143
Cabot Microelectronics Corp.	617	86,096
Lattice Semiconductor Corp.*	2,986	84,773
Power Integrations, Inc.	681	80,447
Semtech Corp.*	1,527	79,740
Cirrus Logic, Inc.*	1,289	79,634
Brooks Automation, Inc.	1,764	78,039
Diodes, Inc.*	1,367	69,307
MACOM Technology Solutions Holdings, Inc.*	1,932	66,364
FormFactor, Inc.*	2,172	63,705
Synaptics, Inc.*	1,005	60,421
Ambarella, Inc.*	1,136	52,029
Total Semiconductors		8,089,215

Energy-Alternate Sources - 3.6%
SolarEdge Technologies, Inc.*	826	114,632
Enphase Energy, Inc.*	2,061	98,042
First Solar, Inc.*	1,941	96,079
Total Energy-Alternate Sources		308,753

Electrical Components & Equipment - 1.3%
Universal Display Corp.	747	111,766

Electronics - 0.8%
Advanced Energy Industries, Inc.*	1,018	69,010

Total Common Stocks
(Cost $3,163,183)		8,578,744

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$42,376	42,376
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	17,550	17,550
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	16,497	16,497
Total Repurchase Agreements
(Cost $76,423)		76,423

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	82,748	82,748
Total Securities Lending Collateral
(Cost $82,748)		82,748

Total Investments - 101.2%
(Cost $3,322,354)		$8,737,915
Other Assets & Liabilities, net - (1.2)%		(105,895)
Total Net Assets - 100.0%		$8,632,020

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
ELECTRONICS FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,578,744	$—	$—	$8,578,744
Repurchase Agreements	—	76,423	—	76,423
Securities Lending Collateral	82,748	—	—	82,748
Total Assets	$8,661,492	$76,423	$—	$8,737,915

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $82,477 of securities loaned (cost $3,245,931)	$8,661,492
Repurchase agreements, at value (cost $76,423)	76,423
Cash	142
Receivables:
Dividends	3,154
Securities lending income	2
Total assets	8,741,213

Liabilities:
Payable for:
Return of securities lending collateral	82,748
Management fees	5,726
Fund shares redeemed	2,658
Transfer agent and administrative fees	1,812
Investor service fees	1,684
Portfolio accounting fees	674
Trustees’ fees*	137
Miscellaneous	13,754
Total liabilities	109,193
Commitments and contingent liabilities (Note 9)	—
Net assets	$8,632,020

Net assets consist of:
Paid in capital	$3,477,173
Total distributable earnings (loss)	5,154,847
Net assets	$8,632,020
Capital shares outstanding	75,141
Net asset value per share	$114.88

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $195)	$56,773
Interest	234
Income from securities lending, net	118
Total investment income	57,125

Expenses:
Management fees	36,492
Investor service fees	10,733
Transfer agent and administrative fees	11,549
Professional fees	9,234
Portfolio accounting fees	4,293
Trustees’ fees*	908
Custodian fees	660
Line of credit fees	46
Miscellaneous	4,628
Total expenses	78,543
Net investment loss	(21,418)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	616,816
Net realized gain	616,816
Net change in unrealized appreciation (depreciation) on:
Investments	(167,255)
Net change in unrealized appreciation (depreciation)	(167,255)
Net realized and unrealized gain	449,561
Net increase in net assets resulting from operations	$428,143

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(21,418)	$(17,256)
Net realized gain on investments	616,816	118,036
Net change in unrealized appreciation (depreciation) on investments	(167,255)	3,133,221
Net increase in net assets resulting from operations	428,143	3,234,001

Distributions to shareholders	—	(94,380)

Capital share transactions:
Proceeds from sale of shares	6,858,800	19,375,763
Distributions reinvested	—	94,380
Cost of shares redeemed	(9,948,264)	(16,176,082)
Net increase (decrease) from capital share transactions	(3,089,464)	3,294,061
Net increase (decrease) in net assets	(2,661,321)	6,433,682

Net assets:
Beginning of period	11,293,341	4,859,659
End of period	$8,632,020	$11,293,341

Capital share activity:
Shares sold	68,311	218,456
Shares issued from reinvestment of distributions	—	1,043
Shares redeemed	(99,870)	(185,011)
Net increase (decrease) in shares	(31,559)	34,488

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$105.84	$67.30	$79.89	$60.95	$49.03	$48.01
Income (loss) from investment operations:
Net investment income (loss)[b]	(.26)	(.20)	(.07)	(.34)	(.07)	(.15)
Net gain (loss) on investments (realized and unrealized)	9.30	39.89	(9.54)	19.28	11.99	1.17
Total from investment operations	9.04	39.69	(9.61)	18.94	11.92	1.02
Less distributions from:
Net realized gains	—	(1.15)	(2.98)	—	—	—
Total distributions	—	(1.15)	(2.98)	—	—	—
Net asset value, end of period	$114.88	$105.84	$67.30	$79.89	$60.95	$49.03

Total Return[c]	8.54%	59.28%	(12.71%)	31.06%	24.34%	2.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,632	$11,293	$4,860	$11,236	$8,709	$5,374
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.23%)	(0.09%)	(0.48%)	(0.14%)	(0.31%)
Total expenses	1.83%	1.82%	1.71%	1.70%	1.66%	1.59%
Portfolio turnover rate	73%	208%	248%	327%	362%	351%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	8.6%
Chevron Corp.	8.2%
ConocoPhillips	4.2%
Kinder Morgan, Inc.	3.7%
Phillips 66	3.4%
EOG Resources, Inc.	3.4%
Schlumberger Ltd.	3.1%
Marathon Petroleum Corp.	3.1%
Williams Companies, Inc.	3.1%
Valero Energy Corp.	3.0%
Top Ten Total	43.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Energy Fund	(39.63%)	(41.59%)	(15.72%)	(5.80%)
S&P 500 Energy Index	(35.34%)	(36.09%)	(9.18%)	0.21%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Oil & Gas - 69.7%
Exxon Mobil Corp.	15,200	$679,744
Chevron Corp.	7,221	644,330
ConocoPhillips	7,852	329,941
Phillips 66	3,761	270,416
EOG Resources, Inc.	5,308	268,903
Marathon Petroleum Corp.	6,488	242,521
Valero Energy Corp.	3,964	233,162
Pioneer Natural Resources Co.	2,117	206,831
Hess Corp.	3,874	200,712
Occidental Petroleum Corp.	10,687	195,572
BP plc ADR	7,742	180,543
Petroleo Brasileiro S.A. ADR	19,358	160,091
Concho Resources, Inc.	2,983	153,625
Cabot Oil & Gas Corp. — Class A	7,429	127,630
Continental Resources, Inc.[1]	7,278	127,583
Diamondback Energy, Inc.	2,958	123,704
Apache Corp.	8,177	110,389
Royal Dutch Shell plc — Class A ADR	3,360	109,838
Parsley Energy, Inc. — Class A	9,678	103,361
HollyFrontier Corp.	3,494	102,025
Noble Energy, Inc.	10,939	98,013
Devon Energy Corp.	8,629	97,853
Suncor Energy, Inc.	5,214	87,908
Equities Corp.	7,025	83,598
Cimarex Energy Co.	2,998	82,415
Murphy Oil Corp.[1]	5,106	70,463
Helmerich & Payne, Inc.	3,594	70,119
Canadian Natural Resources Ltd.	3,812	66,443
CVR Energy, Inc.	3,296	66,283
PDC Energy, Inc.*	4,273	53,156
Delek US Holdings, Inc.	3,029	52,735
PBF Energy, Inc. — Class A	4,715	48,282
Equinor ASA ADR[1]	3,195	46,264
Chesapeake Energy Corp.*,1	1,410	6,909
Total Oil & Gas		5,501,362

Pipelines - 16.7%
Kinder Morgan, Inc.	19,238	291,840
Williams Companies, Inc.	12,692	241,402
ONEOK, Inc.	5,611	186,397
Cheniere Energy, Inc.*	3,657	176,706
Targa Resources Corp.	5,267	105,709
Enbridge, Inc.	3,450	104,949
TC Energy Corp.	1,875	80,363
Equitrans Midstream Corp.[1]	7,597	63,131
Plains GP Holdings, LP — Class A*	6,956	61,908
Total Pipelines		1,312,405

Oil & Gas Services - 11.4%
Schlumberger Ltd.	13,204	242,822
Baker Hughes Co.	12,856	197,854
Halliburton Co.	12,991	168,623
National Oilwell Varco, Inc.	9,031	110,630
ChampionX Corp.*	7,470	72,907
TechnipFMC plc	9,888	67,634
Core Laboratories N.V.	1,861	37,815
Total Oil & Gas Services		898,285

Transportation - 0.8%
Scorpio Tankers, Inc.	2,810	35,996
Golar LNG Ltd.*	4,009	29,025
Total Transportation		65,021

Energy-Alternate Sources - 0.6%
Renewable Energy Group, Inc.*	1,860	46,091

Metal Fabricate & Hardware - 0.5%
Tenaris S.A. ADR	3,015	38,984

Total Common Stocks
(Cost $5,571,019)		7,862,148

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$26,718	26,718
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	11,065	11,065
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	10,402	10,402
Total Repurchase Agreements
(Cost $48,185)		48,185

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	196,797	196,797
Total Securities Lending Collateral
(Cost $196,797)		196,797

Total Investments - 102.8%
(Cost $5,816,001)		$8,107,130
Other Assets & Liabilities, net - (2.8)%		(217,437)
Total Net Assets - 100.0%		$7,889,693

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
ENERGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,862,148	$—	$—	$7,862,148
Repurchase Agreements	—	48,185	—	48,185
Securities Lending Collateral	196,797	—	—	196,797
Total Assets	$8,058,945	$48,185	$—	$8,107,130

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $196,849 of securities loaned (cost $5,767,816)	$8,058,945
Repurchase agreements, at value (cost $48,185)	48,185
Receivables:
Fund shares sold	14,042
Dividends	4,626
Securities lending income	847
Total assets	8,126,645

Liabilities:
Payable for:
Return of securities lending collateral	196,797
Fund shares redeemed	18,128
Management fees	5,325
Transfer agent and administrative fees	1,685
Investor service fees	1,566
Portfolio accounting fees	626
Trustees’ fees*	126
Miscellaneous	12,699
Total liabilities	236,952
Commitments and contingent liabilities (Note 9)	—
Net assets	$7,889,693

Net assets consist of:
Paid in capital	$16,025,199
Total distributable earnings (loss)	(8,135,506)
Net assets	$7,889,693
Capital shares outstanding	221,594
Net asset value per share	$35.60

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $1,237)	$150,485
Interest	172
Income from securities lending, net	1,856
Total investment income	152,513

Expenses:
Management fees	29,180
Investor service fees	8,582
Transfer agent and administrative fees	9,235
Professional fees	6,742
Portfolio accounting fees	3,433
Trustees’ fees*	909
Custodian fees	554
Line of credit fees	33
Miscellaneous	4,241
Total expenses	62,909
Net investment income	89,604

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,116,306)
Net realized loss	(1,116,306)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,720,411)
Net change in unrealized appreciation (depreciation)	(1,720,411)
Net realized and unrealized loss	(2,836,717)
Net decrease in net assets resulting from operations	$(2,747,113)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$89,604	$86,442
Net realized gain (loss) on investments	(1,116,306)	556,001
Net change in unrealized appreciation (depreciation) on investments	(1,720,411)	158,152
Net increase (decrease) in net assets resulting from operations	(2,747,113)	800,595

Distributions to shareholders	—	(18,218)

Capital share transactions:
Proceeds from sale of shares	12,680,225	10,611,542
Distributions reinvested	—	18,218
Cost of shares redeemed	(11,808,967)	(11,318,712)
Net increase (decrease) from capital share transactions	871,258	(688,952)
Net increase (decrease) in net assets	(1,875,855)	93,425

Net assets:
Beginning of period	9,765,548	9,672,123
End of period	$7,889,693	$9,765,548

Capital share activity:
Shares sold	368,163	180,869
Shares issued from reinvestment of distributions	—	307
Shares redeemed	(312,183)	(190,397)
Net increase (decrease) in shares	55,980	(9,221)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$58.97	$55.32	$74.58	$80.09	$61.43	$90.41
Income (loss) from investment operations:
Net investment income (loss)[b]	.51	.57	.04	.53	.08	.76
Net gain (loss) on investments (realized and unrealized)	(23.88)	3.21	(18.95)	(5.61)	18.72	(27.58)
Total from investment operations	(23.37)	3.78	(18.91)	(5.08)	18.80	(26.82)
Less distributions from:
Net investment income	—	(.13)	(.35)	(.43)	(.14)	(.36)
Net realized gains	—	—	—	—	—	(1.80)
Total distributions	—	(.13)	(.35)	(.43)	(.14)	(2.16)
Net asset value, end of period	$35.60	$58.97	$55.32	$74.58	$80.09	$61.43

Total Return[c]	(39.63%)	6.81%	(25.49%)	(6.26%)	31.37%	(30.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,890	$9,766	$9,672	$17,318	$28,117	$19,682
Ratios to average net assets:
Net investment income (loss)	2.61%	0.97%	0.06%	0.75%	0.42%	0.91%
Total expenses	1.83%	1.83%	1.72%	1.70%	1.66%	1.60%
Portfolio turnover rate	173%	114%	490%	573%	293%	121%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	14.2%
Baker Hughes Co.	11.5%
Halliburton Co.	9.8%
National Oilwell Varco, Inc.	6.5%
ChampionX Corp.	4.7%
Cactus, Inc. — Class A	4.5%
Helmerich & Payne, Inc.	4.3%
TechnipFMC plc	4.1%
Archrock, Inc.	3.7%
Dril-Quip, Inc.	3.6%
Top Ten Total	66.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Energy Services Fund	(52.23%)	(56.34%)	(28.49%)	(14.45%)
S&P 500 Energy Index	(35.34%)	(36.09%)	(9.18%)	0.21%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Oil & Gas Services - 77.0%
Schlumberger Ltd.	22,773	$418,795
Baker Hughes Co.	22,170	341,196
Halliburton Co.	22,394	290,674
National Oilwell Varco, Inc.	15,570	190,732
ChampionX Corp.*	14,318	139,744
TechnipFMC plc	17,893	122,388
Archrock, Inc.	16,712	108,461
Dril-Quip, Inc.*	3,614	107,661
Core Laboratories N.V.	4,346	88,311
RPC, Inc.*,1	26,367	81,210
Oceaneering International, Inc.*	12,535	80,099
Liberty Oilfield Services, Inc. — Class A	13,823	75,750
DMC Global, Inc.	2,286	63,094
Solaris Oilfield Infrastructure, Inc. — Class A	8,178	60,681
Oil States International, Inc.*	11,402	54,159
Matrix Service Co.*	5,440	52,877
Total Oil & Gas Services		2,275,832

Oil & Gas - 10.8%
Helmerich & Payne, Inc.	6,474	126,308
Patterson-UTI Energy, Inc.	20,996	72,856
ProPetro Holding Corp.*	13,901	71,451
Nabors Industries Ltd.	1,287	47,645
Total Oil & Gas		318,260

Machinery-Diversified - 4.5%
Cactus, Inc. — Class A	6,498	134,054

Transportation - 4.3%
SEACOR Holdings, Inc.*	2,733	77,398
Tidewater, Inc.*	8,713	48,706
Total Transportation		126,104

Metal Fabricate & Hardware - 3.0%
Tenaris S.A. ADR	6,844	88,493

Total Common Stocks
(Cost $2,374,268)		2,942,743

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$11,544	11,544
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	4,781	4,781
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	4,494	4,494
Total Repurchase Agreements
(Cost $20,819)		20,819

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	8,340	8,340
Total Securities Lending Collateral
(Cost $8,340)		8,340

Total Investments - 100.5%
(Cost $2,403,427)		$2,971,902
Other Assets & Liabilities, net - (0.6)%		(16,186)
Total Net Assets - 100.0%		$2,955,716

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,942,743	$—	$—	$2,942,743
Repurchase Agreements	—	20,819	—	20,819
Securities Lending Collateral	8,340	—	—	8,340
Total Assets	$2,951,083	$20,819	$—	$2,971,902

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $7,903 of securities loaned (cost $2,382,608)	$2,951,083
Repurchase agreements, at value (cost $20,819)	20,819
Receivables:
Fund shares sold	590,374
Dividends	3,486
Securities lending income	119
Total assets	3,565,881

Liabilities:
Payable for:
Securities purchased	591,856
Return of securities lending collateral	8,340
Management fees	2,555
Transfer agent and administrative fees	809
Investor service fees	752
Portfolio accounting fees	300
Fund shares redeemed	100
Trustees’ fees*	54
Miscellaneous	5,399
Total liabilities	610,165
Commitments and contingent liabilities (Note 9)	—
Net assets	$2,955,716

Net assets consist of:
Paid in capital	$13,656,306
Total distributable earnings (loss)	(10,700,590)
Net assets	$2,955,716
Capital shares outstanding	204,234
Net asset value per share	$14.47

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $78)	$40,094
Interest	72
Income from securities lending, net	562
Total investment income	40,728

Expenses:
Management fees	11,965
Investor service fees	3,519
Transfer agent and administrative fees	3,786
Professional fees	2,617
Portfolio accounting fees	1,408
Trustees’ fees*	386
Custodian fees	228
Miscellaneous	1,870
Total expenses	25,779
Net investment income	14,949

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,179,017)
Net realized loss	(1,179,017)
Net change in unrealized appreciation (depreciation) on:
Investments	(400,139)
Net change in unrealized appreciation (depreciation)	(400,139)
Net realized and unrealized loss	(1,579,156)
Net decrease in net assets resulting from operations	$(1,564,207)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,949	$17,503
Net realized loss on investments	(1,179,017)	(684,717)
Net change in unrealized appreciation (depreciation) on investments	(400,139)	617,252
Net decrease in net assets resulting from operations	(1,564,207)	(49,962)

Capital share transactions:
Proceeds from sale of shares	13,553,154	17,158,557
Cost of shares redeemed	(12,278,573)	(17,355,257)
Net increase (decrease) from capital share transactions	1,274,581	(196,700)
Net decrease in net assets	(289,626)	(246,662)

Net assets:
Beginning of period	3,245,342	3,492,004
End of period	$2,955,716	$3,245,342

Capital share activity:
Shares sold	866,183	551,564
Shares redeemed	(769,083)	(559,637)
Net increase (decrease) in shares	97,100	(8,073)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$30.29	$30.31	$57.60	$70.80	$58.00	$85.24
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.15	(.07)	1.11	(.03)	.66
Net gain (loss) on investments (realized and unrealized)	(15.91)	(.17)	(25.46)	(14.31)	12.92	(27.60)
Total from investment operations	(15.82)	(.02)	(25.53)	(13.20)	12.89	(26.94)
Less distributions from:
Net investment income	—	—	(1.76)	—	(.09)	(.30)
Total distributions	—	—	(1.76)	—	(.09)	(.30)
Net asset value, end of period	$14.47	$30.29	$30.31	$57.60	$70.80	$58.00

Total Return[c]	(52.23%)	(0.07%)	(45.65%)	(18.64%)	23.15%	(31.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,956	$3,245	$3,492	$9,047	$13,770	$11,475
Ratios to average net assets:
Net investment income (loss)	1.06%	0.45%	(0.13%)	1.92%	(0.26%)	0.85%
Total expenses	1.83%	1.83%	1.71%	1.70%	1.66%	1.60%
Portfolio turnover rate	485%	423%	331%	338%	291%	175%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse Share Split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:6 share split effective December 1, 2016.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.1%
JPMorgan Chase & Co.	2.5%
Bank of America Corp.	2.1%
American Tower Corp. — Class A	1.7%
Citigroup, Inc.	1.5%
Wells Fargo & Co.	1.5%
BlackRock, Inc. — Class A	1.4%
S&P Global, Inc.	1.3%
Morgan Stanley	1.3%
American Express Co.	1.3%
Top Ten Total	17.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Financial Services Fund	(18.82%)	(12.04%)	3.40%	7.70%
S&P 500 Financials Index	(23.62%)	(13.92%)	5.41%	9.68%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.9%

REITs - 30.1%
American Tower Corp. — Class A	474	$122,548
Crown Castle International Corp.	566	94,720
Prologis, Inc.	998	93,143
Equinix, Inc.	126	88,490
Digital Realty Trust, Inc.	496	70,487
SBA Communications Corp.	225	67,032
Public Storage	339	65,051
AvalonBay Communities, Inc.	334	51,650
Equity Residential	875	51,468
Simon Property Group, Inc.	743	50,806
Welltower, Inc.	975	50,456
Alexandria Real Estate Equities, Inc.	307	49,811
Realty Income Corp.	823	48,968
Weyerhaeuser Co.	2,045	45,931
Invitation Homes, Inc.	1,574	43,332
Essex Property Trust, Inc.	187	42,855
Healthpeak Properties, Inc.	1,547	42,635
Boston Properties, Inc.	464	41,936
Mid-America Apartment Communities, Inc.	350	40,134
Ventas, Inc.	1,094	40,062
Duke Realty Corp.	1,127	39,885
Sun Communities, Inc.	292	39,619
Extra Space Storage, Inc.	410	37,872
WP Carey, Inc.	557	37,681
Equity LifeStyle Properties, Inc.	600	37,488
UDR, Inc.	997	37,268
VICI Properties, Inc.	1,777	35,878
Medical Properties Trust, Inc.	1,842	34,630
Camden Property Trust	365	33,295
CyrusOne, Inc.	446	32,446
American Homes 4 Rent — Class A	1,183	31,823
Regency Centers Corp.	675	30,976
Iron Mountain, Inc.	1,170	30,537
Americold Realty Trust	838	30,419
AGNC Investment Corp.	2,319	29,915
Gaming and Leisure Properties, Inc.	861	29,789
Vornado Realty Trust	775	29,613
Host Hotels & Resorts, Inc.	2,707	29,209
Federal Realty Investment Trust	330	28,119
Omega Healthcare Investors, Inc.	937	27,857
Kilroy Realty Corp.	470	27,589
Lamar Advertising Co. — Class A	413	27,572
National Retail Properties, Inc.	760	26,965
STORE Capital Corp.	1,104	26,286
Douglas Emmett, Inc.	852	26,122
Apartment Investment & Management Co. — Class A	691	26,009
Kimco Realty Corp.	2,018	25,911
CubeSmart	936	25,263
STAG Industrial, Inc.	800	23,456
Cousins Properties, Inc.	783	23,357
Brixmor Property Group, Inc.	1,693	21,704
SL Green Realty Corp.	421	20,751
Sabra Health Care REIT, Inc.	1,284	18,528
Taubman Centers, Inc.	450	16,992
Park Hotels & Resorts, Inc.	1,650	16,318
Macerich Co.[1]	1,374	12,325
Total REITs		2,230,982

Banks - 25.4%
JPMorgan Chase & Co.	1,968	185,110
Bank of America Corp.	6,585	156,394
Citigroup, Inc.	2,218	113,340
Wells Fargo & Co.	4,313	110,413
Morgan Stanley	2,038	98,435
Goldman Sachs Group, Inc.	477	94,265
U.S. Bancorp	2,210	81,372
Truist Financial Corp.	2,040	76,602
PNC Financial Services Group, Inc.	695	73,121
Bank of New York Mellon Corp.	1,695	65,512
State Street Corp.	833	52,937
First Republic Bank	440	46,636
Northern Trust Corp.	564	44,748
HDFC Bank Ltd. ADR	931	42,323
M&T Bank Corp.	386	40,132
Fifth Third Bancorp	2,023	39,004
ICICI Bank Ltd. ADR	4,141	38,470
HSBC Holdings plc ADR[1]	1,624	37,888
SVB Financial Group*	172	37,071
KeyCorp	2,983	36,333
Citizens Financial Group, Inc.	1,438	36,295
Toronto-Dominion Bank	810	36,134
Regions Financial Corp.	3,119	34,683
Popular, Inc.	882	32,784
Huntington Bancshares, Inc.	3,524	31,839
Commerce Bancshares, Inc.	478	28,427
Signature Bank	246	26,302
Zions Bancorp North America	755	25,670
Comerica, Inc.	656	24,994
East West Bancorp, Inc.	677	24,535
TCF Financial Corp.	772	22,712
First Horizon National Corp.	1,940	19,322
Synovus Financial Corp.	910	18,682
Wintrust Financial Corp.	396	17,274
PacWest Bancorp	851	16,773
Texas Capital Bancshares, Inc.*	431	13,305
Total Banks		1,879,837

Insurance - 21.6%
Berkshire Hathaway, Inc. — Class B*	1,302	232,420
Marsh & McLennan Companies, Inc.	772	82,890
Progressive Corp.	945	75,704
Chubb Ltd.	566	71,667
Willis Towers Watson plc	329	64,797
MetLife, Inc.	1,724	62,960
Allstate Corp.	629	61,007
Travelers Companies, Inc.	521	59,420
American International Group, Inc.	1,817	56,654
Aflac, Inc.	1,546	55,702
Prudential Financial, Inc.	879	53,531
Aon plc — Class A	270	52,002

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
FINANCIAL SERVICES FUND

	Shares	Value
Arthur J Gallagher & Co.	487	$47,478
Arch Capital Group Ltd.*	1,410	40,396
Hartford Financial Services Group, Inc.	1,042	40,169
Principal Financial Group, Inc.	913	37,926
Erie Indemnity Co. — Class A	196	37,612
Brown & Brown, Inc.	921	37,540
Markel Corp.*	40	36,927
Everest Re Group Ltd.	178	36,704
Cincinnati Financial Corp.	564	36,113
Loews Corp.	1,017	34,873
RenaissanceRe Holdings Ltd.	200	34,206
Equitable Holdings, Inc.	1,688	32,562
Athene Holding Ltd. — Class A*	1,039	32,406
Lincoln National Corp.	771	28,365
Fidelity National Financial, Inc.	905	27,747
Assurant, Inc.	268	27,682
Voya Financial, Inc.	578	26,964
Reinsurance Group of America, Inc. — Class A	320	25,101
Unum Group	1,214	20,140
eHealth, Inc.*	177	17,388
Brighthouse Financial, Inc.*	616	17,137
Total Insurance		1,604,190

Diversified Financial Services - 13.0%
BlackRock, Inc. — Class A	190	103,377
American Express Co.	1,002	95,390
CME Group, Inc. — Class A	505	82,083
Intercontinental Exchange, Inc.	857	78,501
Charles Schwab Corp.	2,089	70,483
T. Rowe Price Group, Inc.	475	58,663
Capital One Financial Corp.	912	57,082
Nasdaq, Inc.	410	48,983
Ameriprise Financial, Inc.	315	47,263
Discover Financial Services	851	42,627
Synchrony Financial	1,759	38,979
Franklin Resources, Inc.	1,657	34,747
Cboe Global Markets, Inc.	371	34,607
Raymond James Financial, Inc.	486	33,451
SEI Investments Co.	580	31,888
Ally Financial, Inc.	1,539	30,518
LPL Financial Holdings, Inc.	355	27,832
Invesco Ltd.	2,244	24,145
Legg Mason, Inc.	470	23,383
Total Diversified Financial Services		964,002

Private Equity - 3.6%
Blackstone Group, Inc. — Class A	1,602	90,769
KKR & Company, Inc. — Class A	1,804	55,708
Apollo Global Management, Inc.	988	49,321
Brookfield Asset Management, Inc. — Class A	1,042	34,282
Carlyle Group, Inc.	1,180	32,922
Total Private Equity		263,002

Commercial Services - 3.1%
S&P Global, Inc.	302	99,503
Moody’s Corp.	291	79,946
MarketAxess Holdings, Inc.	103	51,595
Total Commercial Services		231,044

Internet - 1.1%
TD Ameritrade Holding Corp.	1,305	47,476
E*TRADE Financial Corp.	753	37,446
Total Internet		84,922

Software - 0.8%
MSCI, Inc. — Class A	176	58,752

Savings & Loans - 0.7%
People’s United Financial, Inc.	2,116	24,482
New York Community Bancorp, Inc.	2,331	23,776
Total Savings & Loans		48,258

Media - 0.5%
FactSet Research Systems, Inc.	119	39,088

Total Common Stocks
(Cost $4,690,677)		7,404,077

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$22,452	22,452
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	9,298	9,298
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	8,740	8,740
Total Repurchase Agreements
(Cost $40,490)		40,490

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	38,807	38,807
Total Securities Lending Collateral
(Cost $38,807)		38,807

Total Investments - 100.9%
(Cost $4,769,974)		$7,483,374
Other Assets & Liabilities, net - (0.9)%		(68,153)
Total Net Assets - 100.0%		$7,415,221

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,404,077	$—	$—	$7,404,077
Repurchase Agreements	—	40,490	—	40,490
Securities Lending Collateral	38,807	—	—	38,807
Total Assets	$7,442,884	$40,490	$—	$7,483,374

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $37,655 of securities loaned (cost $4,729,484)	$7,442,884
Repurchase agreements, at value (cost $40,490)	40,490
Cash	85
Receivables:
Dividends	14,028
Securities lending income	17
Fund shares sold	3
Total assets	7,497,507

Liabilities:
Payable for:
Return of securities lending collateral	38,807
Fund shares redeemed	22,466
Management fees	4,531
Transfer agent and administrative fees	1,434
Investor service fees	1,333
Portfolio accounting fees	533
Trustees’ fees*	130
Miscellaneous	13,052
Total liabilities	82,286
Commitments and contingent liabilities (Note 9)	—
Net assets	$7,415,221

Net assets consist of:
Paid in capital	$5,664,081
Total distributable earnings (loss)	1,751,140
Net assets	$7,415,221
Capital shares outstanding	101,725
Net asset value per share	$72.89

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $91)	$99,393
Interest	188
Income from securities lending, net	26
Total investment income	99,607

Expenses:
Management fees	30,223
Investor service fees	8,889
Transfer agent and administrative fees	9,565
Professional fees	7,353
Portfolio accounting fees	3,556
Trustees’ fees*	1,060
Custodian fees	583
Miscellaneous	3,710
Total expenses	64,939
Net investment income	34,668

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	201,237
Net realized gain	201,237
Net change in unrealized appreciation (depreciation) on:
Investments	(2,085,280)
Net change in unrealized appreciation (depreciation)	(2,085,280)
Net realized and unrealized loss	(1,884,043)
Net decrease in net assets resulting from operations	$(1,849,375)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$34,668	$81,315
Net realized gain on investments	201,237	348,506
Net change in unrealized appreciation (depreciation) on investments	(2,085,280)	1,713,291
Net increase (decrease) in net assets resulting from operations	(1,849,375)	2,143,112

Distributions to shareholders	—	(507,612)

Capital share transactions:
Proceeds from sale of shares	13,281,154	25,665,558
Distributions reinvested	—	507,612
Cost of shares redeemed	(15,343,493)	(23,580,143)
Net increase (decrease) from capital share transactions	(2,062,339)	2,593,027
Net increase (decrease) in net assets	(3,911,714)	4,228,527

Net assets:
Beginning of period	11,326,935	7,098,408
End of period	$7,415,221	$11,326,935

Capital share activity:
Shares sold	177,396	302,628
Shares issued from reinvestment of distributions	—	6,012
Shares redeemed	(201,819)	(279,122)
Net increase (decrease) in shares	(24,423)	29,518

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$89.79	$73.46	$84.47	$73.42	$64.46	$67.34
Income (loss) from investment operations:
Net investment income (loss)[b]	.38	.70	.45	.77	— [c]	.72
Net gain (loss) on investments (realized and unrealized)	(17.28)	19.67	(10.74)	10.63	9.32	(3.36)
Total from investment operations	(16.90)	20.37	(10.29)	11.40	9.32	(2.64)
Less distributions from:
Net investment income	—	(.71)	(.72)	(.35)	(.36)	(.24)
Net realized gains	—	(3.33)	—	—	—	—
Total distributions	—	(4.04)	(.72)	(.35)	(.36)	(.24)
Net asset value, end of period	$72.89	$89.79	$73.46	$84.47	$73.42	$64.46

Total Return[d]	(18.82%)	28.08%	(12.28%)	15.57%	15.83%	(3.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,415	$11,327	$7,098	$16,357	$16,230	$13,963
Ratios to average net assets:
Net investment income (loss)	0.98%	0.83%	0.54%	1.00%	— [f]	1.09%
Total expenses	1.83%	1.82%	1.72%	1.70%	1.66%	1.60%
Portfolio turnover rate	161%	218%	403%	364%	329%	213%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[e]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[f]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.3%
UnitedHealth Group, Inc.	2.9%
Merck & Company, Inc.	2.4%
Pfizer, Inc.	2.3%
AbbVie, Inc.	2.3%
Abbott Laboratories	2.2%
Eli Lilly & Co.	2.2%
Thermo Fisher Scientific, Inc.	2.1%
Bristol-Myers Squibb Co.	2.1%
Amgen, Inc.	2.0%
Top Ten Total	23.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Health Care Fund	2.00%	11.06%	5.09%	13.71%
S&P 500 Health Care Index	(0.81%)	10.90%	8.14%	15.72%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Pharmaceuticals - 32.6%
Johnson & Johnson	4,227	$594,443
Merck & Company, Inc.	5,667	438,229
Pfizer, Inc.	12,783	418,004
AbbVie, Inc.	4,200	412,356
Eli Lilly & Co.	2,390	392,390
Bristol-Myers Squibb Co.	6,310	371,028
CVS Health Corp.	4,447	288,921
Becton Dickinson and Co.	1,092	261,283
Cigna Corp.	1,378	258,582
Zoetis, Inc.	1,825	250,098
DexCom, Inc.*	472	191,349
McKesson Corp.	1,014	155,568
AmerisourceBergen Corp. — Class A	1,401	141,179
AstraZeneca plc ADR	2,299	121,594
Cardinal Health, Inc.	2,319	121,029
GlaxoSmithKline plc ADR	2,816	114,865
Jazz Pharmaceuticals plc*	1,034	114,091
Novartis AG ADR	1,260	110,048
Horizon Therapeutics plc*	1,947	108,214
Sarepta Therapeutics, Inc.*	673	107,909
Alkermes plc*	5,539	107,484
Neurocrine Biosciences, Inc.*	856	104,432
Novo Nordisk A/S ADR	1,550	101,494
Canopy Growth Corp.*,1	5,598	90,464
Elanco Animal Health, Inc.*	4,174	89,532
Mylan N.V.*	5,475	88,038
GW Pharmaceuticals plc ADR*,1	714	87,622
PRA Health Sciences, Inc.*	790	76,859
Bausch Health Companies, Inc.*	4,109	75,154
Global Blood Therapeutics, Inc.*	962	60,731
Total Pharmaceuticals		5,852,990

Healthcare-Products - 28.2%
Abbott Laboratories	4,371	399,641
Thermo Fisher Scientific, Inc.	1,053	381,544
Danaher Corp.	1,976	349,416
Medtronic plc	2,782	255,109
Stryker Corp.	1,381	248,842
Intuitive Surgical, Inc.*	436	248,446
Boston Scientific Corp.*	6,159	216,243
Baxter International, Inc.	2,438	209,912
Edwards Lifesciences Corp.*	2,926	202,216
ResMed, Inc.	895	171,840
IDEXX Laboratories, Inc.*	515	170,032
Zimmer Biomet Holdings, Inc.	1,257	150,036
Align Technology, Inc.*	534	146,551
West Pharmaceutical Services, Inc.	577	131,077
Teleflex, Inc.	352	128,121
Hologic, Inc.*	2,162	123,234
Cooper Companies, Inc.	415	117,711
Insulet Corp.*	586	113,836
STERIS plc	737	113,085
Masimo Corp.*	490	111,715
Wright Medical Group N.V.*	3,568	106,041
Novocure Ltd.*	1,765	104,665
Varian Medical Systems, Inc.*	854	104,632
Bio-Techne Corp.	383	101,139
ABIOMED, Inc.*	417	100,731
Quidel Corp.*	442	98,893
Dentsply Sirona, Inc.	2,207	97,240
Henry Schein, Inc.*	1,530	89,337
Repligen Corp.*	676	83,560
Tandem Diabetes Care, Inc.*	810	80,125
Envista Holdings Corp.*	2,705	57,048
NuVasive, Inc.*	936	52,098
Total Healthcare-Products		5,064,116

Biotechnology - 21.1%
Amgen, Inc.	1,557	367,234
Gilead Sciences, Inc.	4,043	311,068
Vertex Pharmaceuticals, Inc.*	950	275,795
Regeneron Pharmaceuticals, Inc.*	410	255,697
Illumina, Inc.*	625	231,469
Biogen, Inc.*	810	216,716
Seattle Genetics, Inc.*	1,018	172,979
Moderna, Inc.*	2,377	152,627
Incyte Corp.*	1,463	152,108
Alexion Pharmaceuticals, Inc.*	1,351	151,636
BioMarin Pharmaceutical, Inc.*	1,227	151,338
Alnylam Pharmaceuticals, Inc.*	868	128,559
Bio-Rad Laboratories, Inc. — Class A*	252	113,775
Exact Sciences Corp.*	1,306	113,544
Amarin Corporation plc ADR*,1	14,723	101,883
Immunomedics, Inc.*	2,564	90,868
Ionis Pharmaceuticals, Inc.*	1,516	89,383
Guardant Health, Inc.*	1,087	88,188
Exelixis, Inc.*	3,636	86,319
ACADIA Pharmaceuticals, Inc.*	1,710	82,884
United Therapeutics Corp.*	612	74,052
Mirati Therapeutics, Inc.*	612	69,872
Arrowhead Pharmaceuticals, Inc.*	1,610	69,536
Nektar Therapeutics*	2,784	64,477
Bluebird Bio, Inc.*	1,002	61,162
Iovance Biotherapeutics, Inc.*	2,164	59,402
Intercept Pharmaceuticals, Inc.*	653	31,285
Sage Therapeutics, Inc.*	534	22,204
Total Biotechnology		3,786,060

Healthcare-Services - 13.0%
UnitedHealth Group, Inc.	1,777	524,126
Anthem, Inc.	959	252,198
Humana, Inc.	582	225,670
Centene Corp.*	2,952	187,600
HCA Healthcare, Inc.	1,797	174,417
IQVIA Holdings, Inc.*	1,161	164,723
Laboratory Corporation of America Holdings*	751	124,749
Quest Diagnostics, Inc.	1,092	124,444
Teladoc Health, Inc.*	612	116,794
Molina Healthcare, Inc.*	575	102,338
DaVita, Inc.*	1,230	97,342

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
HEALTH CARE FUND

	Shares	Value
Universal Health Services, Inc. — Class B	913	$84,809
Amedisys, Inc.*	397	78,820
LHC Group, Inc.*	428	74,609
Total Healthcare-Services		2,332,639

Electronics - 2.8%
Agilent Technologies, Inc.	1,838	162,424
Mettler-Toledo International, Inc.*	172	138,555
PerkinElmer, Inc.	1,051	103,092
Waters Corp.*	550	99,220
Total Electronics		503,291

Software - 1.8%
Veeva Systems, Inc. — Class A*	801	187,770
Cerner Corp.	2,054	140,802
Total Software		328,572

Commercial Services - 0.3%
HealthEquity, Inc.*	1,062	62,308

Total Common Stocks
(Cost $7,411,522)		17,929,976

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$67,640	67,640
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	28,013	28,013
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	26,332	26,332
Total Repurchase Agreements
(Cost $121,985)		121,985

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	196,954	196,954
Total Securities Lending Collateral
(Cost $196,954)		196,954

Total Investments - 101.6%
(Cost $7,730,461)		$18,248,915
Other Assets & Liabilities, net - (1.6)%		(292,731)
Total Net Assets - 100.0%		$17,956,184

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,929,976	$—	$—	$17,929,976
Repurchase Agreements	—	121,985	—	121,985
Securities Lending Collateral	196,954	—	—	196,954
Total Assets	$18,126,930	$121,985	$—	$18,248,915

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $192,715 of securities loaned (cost $7,608,476)	$18,126,930
Repurchase agreements, at value (cost $121,985)	121,985
Receivables:
Dividends	12,458
Fund shares sold	6,281
Securities lending income	1,524
Foreign tax reclaims	1,306
Total assets	18,270,484

Liabilities:
Payable for:
Return of securities lending collateral	196,954
Fund shares redeemed	61,639
Management fees	13,778
Transfer agent and administrative fees	4,360
Investor service fees	4,052
Portfolio accounting fees	1,621
Trustees’ fees*	313
Miscellaneous	31,583
Total liabilities	314,300
Commitments and contingent liabilities (Note 9)	—
Net assets	$17,956,184

Net assets consist of:
Paid in capital	$7,397,077
Total distributable earnings (loss)	10,559,107
Net assets	$17,956,184
Capital shares outstanding	235,082
Net asset value per share	$76.38

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $549)	$103,517
Interest	395
Income from securities lending, net	9,627
Total investment income	113,539

Expenses:
Management fees	76,269
Investor service fees	22,432
Transfer agent and administrative fees	24,137
Professional fees	17,320
Portfolio accounting fees	8,973
Trustees’ fees*	2,064
Custodian fees	1,411
Miscellaneous	11,816
Total expenses	164,422
Net investment loss	(50,883)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,027,721
Net realized gain	1,027,721
Net change in unrealized appreciation (depreciation) on:
Investments	(840,697)
Net change in unrealized appreciation (depreciation)	(840,697)
Net realized and unrealized gain	187,024
Net increase in net assets resulting from operations	$136,141

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(50,883)	$(112,565)
Net realized gain on investments	1,027,721	2,731,701
Net change in unrealized appreciation (depreciation) on investments	(840,697)	1,229,445
Net increase in net assets resulting from operations	136,141	3,848,581

Distributions to shareholders	—	(408,723)

Capital share transactions:
Proceeds from sale of shares	16,038,286	29,242,516
Distributions reinvested	—	408,723
Cost of shares redeemed	(17,260,614)	(34,485,945)
Net decrease from capital share transactions	(1,222,328)	(4,834,706)
Net decrease in net assets	(1,086,187)	(1,394,848)

Net assets:
Beginning of period	19,042,371	20,437,219
End of period	$17,956,184	$19,042,371

Capital share activity:
Shares sold	218,491	427,219
Shares issued from reinvestment of distributions	—	5,979
Shares redeemed	(237,729)	(506,488)
Net decrease in shares	(19,238)	(73,290)

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$74.88	$62.38	$62.43	$52.62	$60.47	$58.82
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.40)	(.48)	(.44)	(.37)	(.30)
Net gain (loss) on investments (realized and unrealized)	1.71	14.35	1.33 [d]	12.39	(5.36)	3.11
Total from investment operations	1.50	13.95	.85	11.95	(5.73)	2.81
Less distributions from:
Net realized gains	—	(1.45)	(.90)	(2.14)	(2.12)	(1.16)
Total distributions	—	(1.45)	(.90)	(2.14)	(2.12)	(1.16)
Net asset value, end of period	$76.38	$74.88	$62.38	$62.43	$52.62	$60.47

Total Return[c]	2.00%	22.57%	1.25%	22.86%	(9.70%)	4.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,956	$19,042	$20,437	$22,657	$18,778	$36,849
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.58%)	(0.72%)	(0.73%)	(0.67%)	(0.47%)
Total expenses	1.83%	1.82%	1.72%	1.70%	1.66%	1.59%
Portfolio turnover rate	87%	150%	194%	156%	146%	154%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	8.1%
Alphabet, Inc. — Class A	6.7%
Facebook, Inc. — Class A	5.3%
PayPal Holdings, Inc.	3.4%
Cisco Systems, Inc.	3.3%
Netflix, Inc.	3.3%
salesforce.com, Inc.	3.0%
Alibaba Group Holding Ltd. ADR	2.8%
Booking Holdings, Inc.	1.9%
Activision Blizzard, Inc.	1.8%
Top Ten Total	39.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Internet Fund	23.27%	25.19%	16.64%	17.35%
S&P 500 Information Technology Index	14.95%	35.90%	23.41%	20.48%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Internet - 61.7%
Amazon.com, Inc.*	377	$1,040,075
Alphabet, Inc. — Class A*	606	859,338
Facebook, Inc. — Class A*	3,033	688,703
Netflix, Inc.*	947	430,923
Alibaba Group Holding Ltd. ADR*	1,663	358,709
Booking Holdings, Inc.*	152	242,036
Uber Technologies, Inc.*	6,912	214,825
eBay, Inc.	3,575	187,509
Snap, Inc. — Class A*	7,761	182,306
JD.com, Inc. ADR*	2,935	176,628
Shopify, Inc. — Class A*	184	174,653
Match Group, Inc.*,1	1,604	171,708
IAC/InterActiveCorp*	497	160,730
Baidu, Inc. ADR*	1,328	159,214
Okta, Inc.*	762	152,575
VeriSign, Inc.*	720	148,918
Twitter, Inc.*	4,636	138,106
MercadoLibre, Inc.*	137	135,050
Wayfair, Inc. — Class A*	663	131,015
TD Ameritrade Holding Corp.	3,534	128,567
Chewy, Inc. — Class A*	2,812	125,668
Pinduoduo, Inc. ADR*	1,440	123,610
Etsy, Inc.*	1,117	118,659
Trip.com Group Ltd. ADR*	4,476	116,018
Wix.com Ltd.*	422	108,125
Pinterest, Inc. — Class A*	4,776	105,884
Zillow Group, Inc. — Class C*,1	1,817	104,677
Expedia Group, Inc.	1,245	102,339
E*TRADE Financial Corp.	2,044	101,648
GoDaddy, Inc. — Class A*	1,384	101,489
F5 Networks, Inc.*	640	89,267
Vipshop Holdings Ltd. ADR*	4,475	89,097
Weibo Corp. ADR*,1	2,624	88,166
Momo, Inc. ADR	4,989	87,208
Baozun, Inc. ADR*,1	2,257	86,782
JOYY, Inc. ADR*	968	85,716
Grubhub, Inc.*	1,162	81,689
Autohome, Inc. ADR	1,065	80,408
Anaplan, Inc.*	1,624	73,583
Stamps.com, Inc.*	298	54,740
Stitch Fix, Inc. — Class A*,1	1,995	49,755
Cargurus, Inc.*	1,940	49,179
TripAdvisor, Inc.	2,556	48,590
Total Internet		7,953,885

Software - 23.3%
salesforce.com, Inc.*	2,071	387,960
Activision Blizzard, Inc.	3,050	231,495
Electronic Arts, Inc.*	1,429	188,700
Veeva Systems, Inc. — Class A*	781	183,082
DocuSign, Inc.*	1,020	175,654
Twilio, Inc. — Class A*	767	168,295
NetEase, Inc. ADR	317	136,114
Coupa Software, Inc.*	481	133,256
Akamai Technologies, Inc.*	1,223	130,971
Citrix Systems, Inc.	877	129,717
Take-Two Interactive Software, Inc.*	855	119,332
MongoDB, Inc.*	505	114,302
Bilibili, Inc. ADR*	2,253	104,359
Sea Ltd. ADR*	946	101,449
HubSpot, Inc.*	435	97,592
Dropbox, Inc. — Class A*	4,048	88,125
HUYA, Inc. ADR*	4,461	83,287
Five9, Inc.*	747	82,671
Smartsheet, Inc. — Class A*	1,461	74,394
Nutanix, Inc. — Class A*	2,846	67,464
New Relic, Inc.*	902	62,148
J2 Global, Inc.*	795	50,252
Pluralsight, Inc. — Class A*	2,770	49,999
Cornerstone OnDemand, Inc.*	1,249	48,161
Total Software		3,008,779

Telecommunications - 9.1%
Cisco Systems, Inc.	9,258	431,793
Motorola Solutions, Inc.	1,048	146,856
Arista Networks, Inc.*	573	120,347
GDS Holdings Ltd. ADR*	1,288	102,602
Ciena Corp.*	1,635	88,552
Juniper Networks, Inc.	3,601	82,319
LogMeIn, Inc.	719	60,950
Viavi Solutions, Inc.*	4,080	51,979
ViaSat, Inc.*	1,186	45,507
CommScope Holding Company, Inc.*	4,339	36,144
Total Telecommunications		1,167,049

Commercial Services - 5.0%
PayPal Holdings, Inc.*	2,508	436,969
CoStar Group, Inc.*	226	160,612
2U, Inc.*	1,290	48,968
Total Commercial Services		646,549

Computers - 0.6%
Lumentum Holdings, Inc.*	978	79,638

Total Common Stocks
(Cost $5,947,321)		12,855,900

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
INTERNET FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$41,478	$41,478
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	17,178	17,178
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	16,147	16,147
Total Repurchase Agreements
(Cost $74,803)		74,803

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	313,310	$313,310
Total Securities Lending Collateral
(Cost $313,310)		313,310

Total Investments - 102.7%
(Cost $6,335,434)		$13,244,013
Other Assets & Liabilities, net - (2.7)%		(348,131)
Total Net Assets - 100.0%		$12,895,882

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,855,900	$—	$—	$12,855,900
Repurchase Agreements	—	74,803	—	74,803
Securities Lending Collateral	313,310	—	—	313,310
Total Assets	$13,169,210	$74,803	$—	$13,244,013

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $308,636 of securities loaned (cost $6,260,631)	$13,169,210
Repurchase agreements, at value (cost $74,803)	74,803
Receivables:
Securities lending income	1,350
Dividends	643
Total assets	13,246,006

Liabilities:
Payable for:
Return of securities lending collateral	313,310
Management fees	9,036
Fund shares redeemed	3,995
Transfer agent and administrative fees	2,860
Investor service fees	2,658
Portfolio accounting fees	1,063
Trustees’ fees*	168
Miscellaneous	17,034
Total liabilities	350,124
Commitments and contingent liabilities (Note 9)	—
Net assets	$12,895,882

Net assets consist of:
Paid in capital	$6,408,473
Total distributable earnings (loss)	6,487,409
Net assets	$12,895,882
Capital shares outstanding	100,571
Net asset value per share	$128.23

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $339)	$14,758
Interest	233
Income from securities lending, net	3,995
Total investment income	18,986

Expenses:
Management fees	41,158
Investor service fees	12,105
Transfer agent and administrative fees	13,025
Professional fees	9,185
Portfolio accounting fees	4,842
Trustees’ fees*	1,021
Custodian fees	752
Miscellaneous	6,688
Total expenses	88,776
Net investment loss	(69,790)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	245,174
Net realized gain	245,174
Net change in unrealized appreciation (depreciation) on:
Investments	2,235,364
Net change in unrealized appreciation (depreciation)	2,235,364
Net realized and unrealized gain	2,480,538
Net increase in net assets resulting from operations	$2,410,748

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(69,790)	$(136,787)
Net realized gain on investments	245,174	905,118
Net change in unrealized appreciation (depreciation) on investments	2,235,364	1,132,812
Net increase in net assets resulting from operations	2,410,748	1,901,143

Capital share transactions:
Proceeds from sale of shares	11,799,097	32,250,493
Cost of shares redeemed	(9,660,939)	(33,904,028)
Net increase (decrease) from capital share transactions	2,138,158	(1,653,535)
Net increase in net assets	4,548,906	247,608

Net assets:
Beginning of period	8,346,976	8,099,368
End of period	$12,895,882	$8,346,976

Capital share activity:
Shares sold	109,002	323,776
Shares redeemed	(88,678)	(341,225)
Net increase (decrease) in shares	20,324	(17,449)

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$104.02	$82.90	$86.84	$65.13	$70.60	$79.11
Income (loss) from investment operations:
Net investment income (loss)[b]	(.78)	(1.41)	(1.25)	(.79)	(.14)	(.76)
Net gain (loss) on investments (realized and unrealized)	24.99	22.53	(1.23)	22.88	(3.30)	7.29
Total from investment operations	24.21	21.12	(2.48)	22.09	(3.44)	6.53
Less distributions from:
Net realized gains	—	—	(1.46)	(.38)	(2.03)	(15.04)
Total distributions	—	—	(1.46)	(.38)	(2.03)	(15.04)
Net asset value, end of period	$128.23	$104.02	$82.90	$86.84	$65.13	$70.60

Total Return[c]	23.27%	25.48%	(3.20%)	33.96%	4.44%	8.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,896	$8,347	$8,099	$8,943	$8,485	$13,036
Ratios to average net assets:
Net investment income (loss)	(1.44%)	(1.42%)	(1.29%)	(1.01%)	(0.78%)	(1.03%)
Total expenses	1.83%	1.82%	1.72%	1.71%	1.66%	1.61%
Portfolio turnover rate	95%	319%	485%	365%	384%	363%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Netflix, Inc.	4.4%
Walt Disney Co.	4.3%
Comcast Corp. — Class A	4.1%
McDonald’s Corp.	3.6%
Charter Communications, Inc. — Class A	3.3%
Philip Morris International, Inc.	3.1%
Starbucks Corp.	2.8%
Altria Group, Inc.	2.6%
Activision Blizzard, Inc.	2.4%
Electronic Arts, Inc.	1.9%
Top Ten Total	32.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Leisure Fund	(12.93%)	(7.37%)	4.28%	12.20%
S&P 500 Consumer Discretionary Index	7.23%	12.59%	13.21%	18.19%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Media - 22.9%
Walt Disney Co.	1,306	$145,632
Comcast Corp. — Class A	3,598	140,250
Charter Communications, Inc. — Class A*	224	114,249
Liberty Broadband Corp. — Class C*	395	48,964
DISH Network Corp. — Class A*	1,237	42,689
Fox Corp. — Class A	1,502	40,284
Discovery, Inc. — Class A*,1	1,836	38,739
ViacomCBS, Inc. — Class B	1,648	38,431
Altice USA, Inc. — Class A*	1,645	37,078
News Corp. — Class A	2,395	28,405
New York Times Co. — Class A	666	27,992
Nexstar Media Group, Inc. — Class A	238	19,918
World Wrestling Entertainment, Inc. — Class A	437	18,988
TEGNA, Inc.	1,474	16,420
Sinclair Broadcast Group, Inc. — Class A	669	12,350
AMC Networks, Inc. — Class A*	461	10,783
Total Media		781,172

Retail - 19.3%
McDonald’s Corp.	667	123,041
Starbucks Corp.	1,319	97,065
Chipotle Mexican Grill, Inc. — Class A*	55	57,880
Yum! Brands, Inc.	617	53,623
Domino’s Pizza, Inc.	109	40,269
Darden Restaurants, Inc.	444	33,642
Restaurant Brands International, Inc.	588	32,122
Yum China Holdings, Inc.	631	30,332
Dunkin’ Brands Group, Inc.	382	24,918
Wingstop, Inc.	169	23,486
Wendy’s Co.	1,061	23,109
Texas Roadhouse, Inc. — Class A	381	20,029
Cracker Barrel Old Country Store, Inc.	153	16,969
Papa John’s International, Inc.	211	16,756
Shake Shack, Inc. — Class A*	286	15,152
Jack in the Box, Inc.	187	13,855
Brinker International, Inc.	442	10,608
Cheesecake Factory, Inc.[1]	453	10,383
Bloomin’ Brands, Inc.	907	9,669
Dave & Buster’s Entertainment, Inc.[1]	557	7,425
Total Retail		660,333

Lodging - 12.0%
Las Vegas Sands Corp.	1,345	61,251
Marriott International, Inc. — Class A	622	53,324
Hilton Worldwide Holdings, Inc.	625	45,906
Caesars Entertainment Corp.*	2,541	30,822
MGM Resorts International	1,746	29,333
Wynn Resorts Ltd.	371	27,636
Huazhu Group Ltd. ADR	750	26,288
Melco Resorts & Entertainment Ltd. ADR	1,609	24,972
Hyatt Hotels Corp. — Class A	449	22,580
Choice Hotels International, Inc.	267	21,066
Wyndham Hotels & Resorts, Inc.	468	19,946
Boyd Gaming Corp.	768	16,051
Wyndham Destinations, Inc.	565	15,922
Hilton Grand Vacations, Inc.*	671	13,118
Total Lodging		408,215

Software - 9.5%
Activision Blizzard, Inc.	1,065	80,834
Electronic Arts, Inc.*	499	65,893
NetEase, Inc. ADR	111	47,661
Take-Two Interactive Software, Inc.*	299	41,731
Bilibili, Inc. ADR*	691	32,007
Sea Ltd. ADR*	298	31,958
HUYA, Inc. ADR*	1,291	24,103
Total Software		324,187

Leisure Time - 7.6%
Peloton Interactive, Inc. — Class A*	775	44,772
Carnival Corp.[1]	2,105	34,564
Royal Caribbean Cruises Ltd.[1]	623	31,337
Polaris, Inc.	274	25,359
Brunswick Corp.	388	24,836
Planet Fitness, Inc. — Class A*	385	23,320
YETI Holdings, Inc.*	500	21,365
Norwegian Cruise Line Holdings Ltd.*,1	1,219	20,028
Harley-Davidson, Inc.	834	19,824
Callaway Golf Co.	791	13,850
Total Leisure Time		259,255

Internet - 7.5%
Netflix, Inc.*	331	150,618
Spotify Technology S.A.*	156	40,278
Roku, Inc.*	312	36,357
iQIYI, Inc. ADR*	1,299	30,124
Total Internet		257,377

Agriculture - 6.5%
Philip Morris International, Inc.	1,527	106,982
Altria Group, Inc.	2,229	87,488
British American Tobacco plc ADR	671	26,048
Total Agriculture		220,518

Entertainment - 6.0%
Live Nation Entertainment, Inc.*	706	31,297
Vail Resorts, Inc.	158	28,780
Churchill Downs, Inc.	181	24,100
Eldorado Resorts, Inc.*,1	537	21,512
Penn National Gaming, Inc.*	702	21,439
Marriott Vacations Worldwide Corp.	231	18,991
International Game Technology plc	1,619	14,409
Six Flags Entertainment Corp.	641	12,314
Scientific Games Corp. — Class A*	788	12,183
SeaWorld Entertainment, Inc.*	719	10,648
Cinemark Holdings, Inc.	908	10,487
Total Entertainment		206,160

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
LEISURE FUND

	Shares	Value
Beverages - 5.7%
Constellation Brands, Inc. — Class A	338	$59,133
Brown-Forman Corp. — Class B	885	56,339
Molson Coors Beverage Co. — Class B	797	27,385
Boston Beer Company, Inc. — Class A*	51	27,369
Anheuser-Busch InBev S.A. ADR	526	25,932
Total Beverages		196,158

Toys, Games & Hobbies - 1.6%
Hasbro, Inc.	457	34,252
Mattel, Inc.*	1,999	19,330
Total Toys, Games & Hobbies		53,582

Food Service - 0.7%
Aramark	1,049	23,676

Total Common Stocks
(Cost $1,940,394)		3,390,633

RIGHTS††† - 0.0%
Media - 0.0%
Nexstar Media Group, Inc.*,2	1,910	—
Total Rights
(Cost $—)		—

	Face Amount	Value
REPURCHASE AGREEMENTS††,3 - 0.8%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$15,525	15,525
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	6,430	6,430
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	6,044	6,044
Total Repurchase Agreements
(Cost $27,999)		27,999

	Shares
SECURITIES LENDING COLLATERAL†,4 - 3.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[5]	121,790	121,790
Total Securities Lending Collateral
(Cost $121,790)		121,790

Total Investments - 103.7%
(Cost $2,090,183)		$3,540,422
Other Assets & Liabilities, net - (3.7)%		(127,577)
Total Net Assets - 100.0%		$3,412,845

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$3,390,633	$—	$—		$3,390,633
Rights	—	—	—	*	—
Repurchase Agreements	—	27,999	—		27,999
Securities Lending Collateral	121,790	—	—		121,790
Total Assets	$3,512,423	$27,999	$—		$3,540,422

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $118,271 of securities loaned (cost $2,062,184)	$3,512,423
Repurchase agreements, at value (cost $27,999)	27,999
Cash	312
Receivables:
Dividends	5,893
Foreign tax reclaims	453
Securities lending income	199
Total assets	3,547,279

Liabilities:
Payable for:
Return of securities lending collateral	121,790
Management fees	2,599
Transfer agent and administrative fees	823
Investor service fees	764
Fund shares redeemed	762
Portfolio accounting fees	306
Trustees’ fees*	73
Miscellaneous	7,317
Total liabilities	134,434
Commitments and contingent liabilities (Note 9)	—
Net assets	$3,412,845

Net assets consist of:
Paid in capital	$2,037,959
Total distributable earnings (loss)	1,374,886
Net assets	$3,412,845
Capital shares outstanding	36,969
Net asset value per share	$92.32

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $253)	$27,078
Interest	114
Income from securities lending, net	423
Total investment income	27,615

Expenses:
Management fees	16,223
Investor service fees	4,771
Transfer agent and administrative fees	5,134
Professional fees	3,729
Portfolio accounting fees	1,909
Trustees’ fees*	608
Custodian fees	319
Line of credit fees	68
Miscellaneous	2,173
Total expenses	34,934
Net investment loss	(7,319)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	128,461
Net realized gain	128,461
Net change in unrealized appreciation (depreciation) on:
Investments	(773,819)
Net change in unrealized appreciation (depreciation)	(773,819)
Net realized and unrealized loss	(645,358)
Net decrease in net assets resulting from operations	$(652,677)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(7,319)	$(5,480)
Net realized gain on investments	128,461	694,051
Net change in unrealized appreciation (depreciation) on investments	(773,819)	789,745
Net increase (decrease) in net assets resulting from operations	(652,677)	1,478,316

Distributions to shareholders	—	(66,975)

Capital share transactions:
Proceeds from sale of shares	3,721,732	14,129,615
Distributions reinvested	—	66,975
Cost of shares redeemed	(6,191,780)	(12,636,946)
Net increase (decrease) from capital share transactions	(2,470,048)	1,559,644
Net increase (decrease) in net assets	(3,122,725)	2,970,985

Net assets:
Beginning of period	6,535,570	3,564,585
End of period	$3,412,845	$6,535,570

Capital share activity:
Shares sold	40,856	145,839
Shares issued from reinvestment of distributions	—	664
Shares redeemed	(65,523)	(127,808)
Net increase (decrease) in shares	(24,667)	18,695

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$106.03	$83.01	$98.33	$82.21	$76.44	$87.81
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.09)	.23	.24	.18	.28
Net gain (loss) on investments (realized and unrealized)	(13.53)	24.33	(13.07)	16.28	7.07	.87
Total from investment operations	(13.71)	24.24	(12.84)	16.52	7.25	1.15
Less distributions from:
Net investment income	—	(.24)	(.26)	(.22)	(.37)	(.07)
Net realized gains	—	(.98)	(2.22)	(.18)	(1.11)	(12.45)
Total distributions	—	(1.22)	(2.48)	(.40)	(1.48)	(12.52)
Net asset value, end of period	$92.32	$106.03	$83.01	$98.33	$82.21	$76.44

Total Return[c]	(12.93%)	29.28%	(13.44%)	20.11%	9.56%	0.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,413	$6,536	$3,565	$9,427	$8,791	$13,764
Ratios to average net assets:
Net investment income (loss)	(0.38%)	(0.09%)	0.24%	0.26%	0.23%	0.34%
Total expenses	1.83%	1.83%	1.71%	1.70%	1.66%	1.60%
Portfolio turnover rate	118%	224%	239%	303%	530%	288%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Newmont Corp.	8.0%
Barrick Gold Corp.	7.9%
Franco-Nevada Corp.	5.9%
Wheaton Precious Metals Corp.	5.1%
Freeport-McMoRan, Inc.	4.7%
Agnico Eagle Mines Ltd.	4.6%
AngloGold Ashanti Ltd. ADR	4.2%
VanEck Vectors Junior Gold Miners ETF	4.0%
Kirkland Lake Gold Ltd.	3.9%
Kinross Gold Corp.	3.5%
Top Ten Total	51.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Precious Metals Fund	20.68%	52.93%	15.46%	(1.86%)
S&P 500 Materials Index	(6.92%)	(1.11%)	5.44%	9.85%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 95.5%

Mining - 95.5%
Newmont Corp.	29,936	$1,848,249
Barrick Gold Corp.	67,773	1,825,805
Franco-Nevada Corp.	9,648	1,347,247
Wheaton Precious Metals Corp.	26,705	1,176,355
Freeport-McMoRan, Inc.	92,565	1,070,977
Agnico Eagle Mines Ltd.	16,398	1,050,456
AngloGold Ashanti Ltd. ADR	32,701	964,352
Kirkland Lake Gold Ltd.	21,668	893,588
Kinross Gold Corp.*	111,122	802,301
Gold Fields Ltd. ADR	84,597	795,212
Royal Gold, Inc.	6,103	758,725
Pan American Silver Corp.	22,663	688,728
B2Gold Corp.	115,094	654,885
Sibanye Stillwater Ltd. ADR*	72,341	625,750
Yamana Gold, Inc.	110,653	604,165
Alamos Gold, Inc. — Class A	57,171	536,264
Novagold Resources, Inc.*	50,495	463,544
SSR Mining, Inc.*	20,856	444,858
Harmony Gold Mining Company Ltd. ADR*	104,082	434,022
Equinox Gold Corp.*	37,821	424,352
First Majestic Silver Corp.*,1	39,417	392,199
IAMGOLD Corp.*	96,822	382,447
Hecla Mining Co.	110,728	362,080
Sandstorm Gold Ltd.*	37,584	361,558
Eldorado Gold Corp.*	35,548	344,816
Osisko Gold Royalties Ltd.	34,098	340,980
Pretium Resources, Inc.*	38,884	326,626
MAG Silver Corp.*	22,036	310,708
Coeur Mining, Inc.*	59,487	302,194
SilverCrest Metals, Inc.*,1	31,574	289,218
Seabridge Gold, Inc.*,1	16,437	288,305
Fortuna Silver Mines, Inc.*,1	52,192	265,657
Silvercorp Metals, Inc.[1]	48,227	258,979
Endeavour Silver Corp.*	70,128	159,892
Gold Resource Corp.	34,487	141,741
Total Mining		21,937,235

Total Common Stocks
(Cost $8,724,199)		21,937,235

EXCHANGE-TRADED FUNDS† - 4.0%
VanEck Vectors Junior Gold Miners ETF	18,408	912,668
Total Exchange-Traded Funds
(Cost $403,795)		912,668

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$81,042	81,042
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	33,563	33,563
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	31,549	31,549
Total Repurchase Agreements
(Cost $146,154)		146,154

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	740,254	740,254
Total Securities Lending Collateral
(Cost $740,254)		740,254

Total Investments - 103.3%
(Cost $10,014,402)		$23,736,311
Other Assets & Liabilities, net - (3.3)%		(754,103)
Total Net Assets - 100.0%		$22,982,208

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$21,937,235	$—	$—	$21,937,235
Exchange-Traded Funds	912,668	—	—	912,668
Repurchase Agreements	—	146,154	—	146,154
Securities Lending Collateral	740,254	—	—	740,254
Total Assets	$23,590,157	$146,154	$—	$23,736,311

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $755,512 of securities loaned (cost $9,868,248)	$23,590,157
Repurchase agreements, at value (cost $146,154)	146,154
Cash	696
Receivables:
Fund shares sold	684,934
Dividends	6,642
Foreign tax reclaims	1,045
Securities lending income	145
Total assets	24,429,773

Liabilities:
Payable for:
Return of securities lending collateral	740,254
Securities purchased	491,729
Deferred foreign capital gain taxes	86,192
Fund shares redeemed	71,845
Management fees	12,645
Transfer agent and administrative fees	4,535
Investor service fees	4,215
Portfolio accounting fees	1,686
Trustees’ fees*	339
Miscellaneous	34, 125
Total liabilities	1,447,565
Commitments and contingent liabilities (Note 9)	—
Net assets	$22,982,208

Net assets consist of:
Paid in capital	$31,135,031
Total distributable earnings (loss)	(8,152,823)
Net assets	$22,982,208
Capital shares outstanding	518,205
Net asset value per share	$44.35

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $9,934)	$76,713
Interest	854
Income from securities lending, net	4,581
Total investment income	82,148

Expenses:
Management fees	78,606
Investor service fees	26,202
Transfer agent and administrative fees	28,193
Professional fees	21,481
Portfolio accounting fees	10,481
Trustees’ fees*	2,164
Custodian fees	1,609
Line of credit fees	23
Miscellaneous	12,593
Total expenses	181,352
Net investment loss	(99,204)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,282,206
Net realized gain	1,282,206
Net change in unrealized appreciation (depreciation) on:
Investments	483,884
Net change in unrealized appreciation (depreciation)	483,884
Net realized and unrealized gain	1,766,090
Net increase in net assets resulting from operations	$1,666,886

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(99,204)	$(127,420)
Net realized gain on investments	1,282,206	1,970,211
Net change in unrealized appreciation (depreciation) on investments	483,884	6,254,702
Net increase in net assets resulting from operations	1,666,886	8,097,493

Capital share transactions:
Proceeds from sale of shares	27,671,548	40,583,255
Cost of shares redeemed	(31,238,329)	(40,430,808)
Net increase (decrease) from capital share transactions	(3,566,781)	152,447
Net increase (decrease) in net assets	(1,899,895)	8,249,940

Net assets:
Beginning of period	24,882,103	16,632,163
End of period	$22,982,208	$24,882,103

Capital share activity:
Shares sold	762,159	1,383,313
Shares redeemed	(921,097)	(1,395,240)
Net decrease in shares	(158,938)	(11,927)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$36.75	$24.14	$30.30	$29.72	$17.95	$27.60
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.20)	(.23)	(.29)	(.29)	(.12)
Net gain (loss) on investments (realized and unrealized)	7.77	12.81	(4.68)	2.29	12.06	(8.01)
Total from investment operations	7.60	12.61	(4.91)	2.00	11.77	(8.13)
Less distributions from:
Net investment income	—	—	(1.25)	(1.42)	—	(1.52)
Total distributions	—	—	(1.25)	(1.42)	—	(1.52)
Net asset value, end of period	$44.35	$36.75	$24.14	$30.30	$29.72	$17.95

Total Return[c]	20.68%	52.24%	(16.61%)	7.08%	65.52%	(30.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,982	$24,882	$16,632	$30,201	$22,672	$16,201
Ratios to average net assets:
Net investment income (loss)	(0.95%)	(0.69%)	(0.87%)	(0.93%)	(0.90%)	(0.50%)
Total expenses[d]	1.73%	1.72%	1.67%	1.61%	1.56%	1.50%
Portfolio turnover rate	107%	180%	639%	691%	298%	203%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	3.9%
Crown Castle International Corp.	3.0%
Prologis, Inc.	3.0%
Equinix, Inc.	2.8%
Digital Realty Trust, Inc.	2.2%
SBA Communications Corp.	2.2%
Public Storage	2.1%
AvalonBay Communities, Inc.	1.7%
Equity Residential	1.6%
Simon Property Group, Inc.	1.6%
Top Ten Total	24.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Real Estate Fund	(18.59%)	(12.59%)	2.64%	7.03%
MSCI U.S. REIT Index	(18.45%)	(12.87%)	4.08%	9.06%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 100.0%

REITs - 96.5%

REITs-Diversified - 24.1%
American Tower Corp. — Class A	1,063	$274,828
Crown Castle International Corp.	1,279	214,041
Equinix, Inc.	286	200,858
Digital Realty Trust, Inc.	1,115	158,453
SBA Communications Corp.	512	152,535
Weyerhaeuser Co.	4,603	103,383
Duke Realty Corp.	2,540	89,891
WP Carey, Inc.	1,266	85,645
VICI Properties, Inc.	4,003	80,821
Gaming and Leisure Properties, Inc.	1,956	67,661
CoreSite Realty Corp.	518	62,709
Lamar Advertising Co. — Class A	936	62,487
PotlatchDeltic Corp.	1,088	41,377
EPR Properties	1,138	37,702
Outfront Media, Inc.	2,468	34,972
New Residential Investment Corp.	4,003	29,742
Total REITs-Diversified		1,697,105

REITs-Apartments - 12.2%
AvalonBay Communities, Inc.	757	117,062
Equity Residential	1,964	115,522
Invitation Homes, Inc.	3,555	97,869
Essex Property Trust, Inc.	417	95,564
Mid-America Apartment Communities, Inc.	794	91,048
UDR, Inc.	2,244	83,881
Camden Property Trust	830	75,713
American Homes 4 Rent — Class A	2,670	71,823
Apartment Investment & Management Co. — Class A	1,562	58,794
American Campus Communities, Inc.	1,536	53,699
Total REITs-Apartments		860,975

REITs-Office Property - 11.1%
Alexandria Real Estate Equities, Inc.	688	111,628
Boston Properties, Inc.	1,031	93,182
Vornado Realty Trust	1,739	66,447
Kilroy Realty Corp.	1,056	61,987
Douglas Emmett, Inc.	1,917	58,775
Cousins Properties, Inc.	1,757	52,411
Equity Commonwealth	1,570	50,554
JBG SMITH Properties	1,686	49,855
Highwoods Properties, Inc.	1,319	49,238
Hudson Pacific Properties, Inc.	1,945	48,936
SL Green Realty Corp.	940	46,333
Brandywine Realty Trust	3,260	35,501
Paramount Group, Inc.	4,237	32,667
Empire State Realty Trust, Inc. — Class A	4,064	28,448
Total REITs-Office Property		785,962

REITs-Health Care - 9.5%
Welltower, Inc.	2,193	113,488
Healthpeak Properties, Inc.	3,500	96,460
Ventas, Inc.	2,467	90,342
Medical Properties Trust, Inc.	4,148	77,982
Omega Healthcare Investors, Inc.	2,113	62,819
Healthcare Trust of America, Inc. — Class A	2,229	59,113
Healthcare Realty Trust, Inc.	1,659	48,592
Physicians Realty Trust	2,647	46,375
Sabra Health Care REIT, Inc.	2,887	41,659
CareTrust REIT, Inc.	1,788	30,682
Total REITs-Health Care		667,512

REITs-Warehouse/Industries - 9.3%
Prologis, Inc.	2,242	209,246
CyrusOne, Inc.	1,008	73,332
Americold Realty Trust	1,886	68,462
Rexford Industrial Realty, Inc.	1,387	57,463
First Industrial Realty Trust, Inc.	1,466	56,353
EastGroup Properties, Inc.	465	55,154
STAG Industrial, Inc.	1,805	52,923
QTS Realty Trust, Inc. — Class A	809	51,849
Innovative Industrial Properties, Inc.[1]	351	30,895
Total REITs-Warehouse/Industries		655,677

REITs-Storage - 5.8%
Public Storage	757	145,261
Extra Space Storage, Inc.	931	85,996
Iron Mountain, Inc.	2,651	69,191
CubeSmart	2,114	57,057
Life Storage, Inc.	563	53,457
Total REITs-Storage		410,962

REITs-Hotels - 5.2%
MGM Growth Properties LLC — Class A	2,705	73,603
Host Hotels & Resorts, Inc.	6,094	65,754
Park Hotels & Resorts, Inc.	3,725	36,840
Apple Hospitality REIT, Inc.	3,730	36,032
Ryman Hospitality Properties, Inc.	989	34,219
Pebblebrook Hotel Trust	2,442	33,358
Sunstone Hotel Investors, Inc.	4,070	33,170
RLJ Lodging Trust	3,215	30,350
Service Properties Trust	3,379	23,957
Total REITs-Hotels		367,283

REITs-Single Tenant - 5.0%
Realty Income Corp.	1,859	110,610
National Retail Properties, Inc.	1,713	60,777
STORE Capital Corp.	2,505	59,644
Spirit Realty Capital, Inc.	1,382	48,177
Agree Realty Corp.	720	47,311
Essential Properties Realty Trust, Inc.	1,856	27,543
Total REITs-Single Tenant		354,062

REITs-Shopping Centers - 4.8%
Regency Centers Corp.	1,531	70,258
Federal Realty Investment Trust	753	64,163
Kimco Realty Corp.	4,547	58,383
Brixmor Property Group, Inc.	3,821	48,985

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
REAL ESTATE FUND

	Shares	Value
Weingarten Realty Investors	2,072	$39,223
Urban Edge Properties	2,619	31,088
Retail Opportunity Investments Corp.	2,536	28,733
Total REITs-Shopping Centers		340,833

REITs-Mortgage - 3.9%
Annaly Capital Management, Inc.	11,473	75,263
AGNC Investment Corp.	5,235	67,531
Starwood Property Trust, Inc.	3,411	51,029
Blackstone Mortgage Trust, Inc. — Class A	1,918	46,205
Chimera Investment Corp.	3,392	32,597
Total REITs-Mortgage		272,625

REITs-Regional Malls - 3.1%
Simon Property Group, Inc.	1,666	113,921
Taubman Centers, Inc.	1,030	38,893
Macerich Co.[1]	3,107	27,870
Tanger Factory Outlet Centers, Inc.[1]	2,852	20,335
Brookfield Property REIT, Inc. — Class A1	1,798	17,908
Total REITs-Regional Malls		218,927

REITs-Manufactured Homes - 2.5%
Sun Communities, Inc.	665	90,227
Equity LifeStyle Properties, Inc.	1,356	84,723
Total REITs-Manufactured Homes		174,950

Total REITs		6,806,873

Real Estate - 3.5%
Real Estate Management/Services - 2.9%
CBRE Group, Inc. — Class A*	2,128	96,228
Jones Lang LaSalle, Inc.	565	58,455
Redfin Corp.*	1,279	53,603
Total Real Estate Management/Services		208,286

Real Estate Operations/Development - 0.6%
Howard Hughes Corp.*	786	40,833
Total Real Estate		249,119

Total Common Stocks
(Cost $3,696,633)		7,055,992

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$29,819	29,819
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	12,349	12,349
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	11,609	11,609
Total Repurchase Agreements
(Cost $53,777)		53,777

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	74,062	74,062
Total Securities Lending Collateral
(Cost $74,062)		74,062

Total Investments - 101.9%
(Cost $3,824,472)		$7,183,831
Other Assets & Liabilities, net - (1.9)%		(132,330)
Total Net Assets - 100.0%		$7,051,501

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,055,992	$—	$—	$7,055,992
Repurchase Agreements	—	53,777	—	53,777
Securities Lending Collateral	74,062	—	—	74,062
Total Assets	$7,130,054	$53,777	$—	$7,183,831

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $71,445 of securities loaned (cost $3,770,695)	$7,130,054
Repurchase agreements, at value (cost $53,777)	53,777
Receivables:
Securities sold	88,620
Dividends	33,867
Securities lending income	156
Total assets	7,306,474

Liabilities:
Payable for:
Fund shares redeemed	154,373
Return of securities lending collateral	74,062
Management fees	5,408
Transfer agent and administrative fees	1,712
Investor service fees	1,591
Portfolio accounting fees	636
Trustees’ fees*	170
Miscellaneous	17,021
Total liabilities	254,973
Commitments and contingent liabilities (Note 9)	—
Net assets	$7,051,501

Net assets consist of:
Paid in capital	$5,067,837
Total distributable earnings (loss)	1,983,664
Net assets	$7,051,501
Capital shares outstanding	199,288
Net asset value per share	$35.38

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends	$116,820
Interest	210
Income from securities lending, net	918
Total investment income	117,948

Expenses:
Management fees	35,450
Investor service fees	10,426
Transfer agent and administrative fees	11,219
Professional fees	8,021
Portfolio accounting fees	4,170
Trustees’ fees*	1,465
Custodian fees	713
Miscellaneous	4,791
Total expenses	76,255
Net investment income	41,693

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	364,043
Net realized gain	364,043
Net change in unrealized appreciation (depreciation) on:
Investments	(2,435,490)
Net change in unrealized appreciation (depreciation)	(2,435,490)
Net realized and unrealized loss	(2,071,447)
Net decrease in net assets resulting from operations	$(2,029,754)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$41,693	$233,633
Net realized gain on investments	364,043	364,242
Net change in unrealized appreciation (depreciation) on investments	(2,435,490)	2,250,263
Net increase (decrease) in net assets resulting from operations	(2,029,754)	2,848,138

Distributions to shareholders	—	(392,655)

Capital share transactions:
Proceeds from sale of shares	7,448,276	36,309,780
Distributions reinvested	—	392,655
Cost of shares redeemed	(10,615,963)	(39,616,537)
Net decrease from capital share transactions	(3,167,687)	(2,914,102)
Net decrease in net assets	(5,197,441)	(458,619)

Net assets:
Beginning of period	12,248,942	12,707,561
End of period	$7,051,501	$12,248,942

Capital share activity:
Shares sold	194,239	875,959
Shares issued from reinvestment of distributions	—	9,631
Shares redeemed	(276,806)	(956,810)
Net decrease in shares	(82,567)	(71,220)

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$43.46	$35.99	$39.22	$37.72	$34.50	$36.41
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	.68	.64	.36	.63	.53
Net gain (loss) on investments (realized and unrealized)	(8.27)	8.03	(3.48)	2.11	2.88	(1.44)
Total from investment operations	(8.08)	8.71	(2.84)	2.47	3.51	(.91)
Less distributions from:
Net investment income	—	(.83)	(.39)	(.97)	(.29)	(1.00)
Net realized gains	—	(.41)	—	—	—	—
Total distributions	—	(1.24)	(.39)	(.97)	(.29)	(1.00)
Net asset value, end of period	$35.38	$43.46	$35.99	$39.22	$37.72	$34.50

Total Return[c]	(18.59%)	24.43%	(7.33%)	6.65%	10.15%	(2.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,052	$12,249	$12,708	$10,261	$11,509	$16,324
Ratios to average net assets:
Net investment income (loss)	1.00%	1.62%	1.67%	0.93%	1.73%	1.46%
Total expenses	1.83%	1.82%	1.73%	1.70%	1.65%	1.60%
Portfolio turnover rate	78%	225%	313%	331%	279%	259%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	11.2%
Walmart, Inc.	5.6%
Home Depot, Inc.	4.9%
Costco Wholesale Corp.	4.2%
Alibaba Group Holding Ltd. ADR	3.8%
Lowe’s Companies, Inc.	3.6%
Booking Holdings, Inc.	2.9%
Target Corp.	2.8%
TJX Companies, Inc.	2.7%
Dollar General Corp.	2.5%
Top Ten Total	44.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Retailing Fund	9.18%	16.83%	6.99%	13.30%
S&P 500 Consumer Discretionary Index	7.23%	12.59%	13.21%	18.19%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Retail - 58.9%
Walmart, Inc.	2,290	$274,296
Home Depot, Inc.	969	242,744
Costco Wholesale Corp.	678	205,576
Lowe’s Companies, Inc.	1,328	179,439
Target Corp.	1,157	138,759
TJX Companies, Inc.	2,671	135,046
Dollar General Corp.	638	121,545
Walgreens Boots Alliance, Inc.	2,559	108,476
O’Reilly Automotive, Inc.*	233	98,249
Ross Stores, Inc.	1,121	95,554
AutoZone, Inc.*	81	91,378
Best Buy Company, Inc.	996	86,921
Dollar Tree, Inc.*	895	82,949
Tractor Supply Co.	534	70,376
Tiffany & Co.	561	68,408
CarMax, Inc.*	717	64,207
Genuine Parts Co.	716	62,263
Burlington Stores, Inc.*	315	62,033
Ulta Beauty, Inc.*	287	58,382
Advance Auto Parts, Inc.	383	54,558
Carvana Co.*,1	399	47,960
Williams-Sonoma, Inc.	531	43,547
Ollie’s Bargain Outlet Holdings, Inc.*	439	42,868
Five Below, Inc.*	397	42,443
Floor & Decor Holdings, Inc. — Class A*	736	42,430
BJ’s Wholesale Club Holdings, Inc.*	1,121	41,780
Gap, Inc.	3,245	40,952
RH*	153	38,082
L Brands, Inc.	2,343	35,075
Dick’s Sporting Goods, Inc.	825	34,040
Foot Locker, Inc.	1,051	30,647
Kohl’s Corp.	1,457	30,262
National Vision Holdings, Inc.*	892	27,224
Nordstrom, Inc.[1]	1,648	25,528
American Eagle Outfitters, Inc.	2,014	21,953
Urban Outfitters, Inc.*	1,283	19,527
Abercrombie & Fitch Co. — Class A	1,298	13,811
Children’s Place, Inc.[1]	338	12,648
Signet Jewelers Ltd.	1,176	12,078
Total Retail		2,904,014

Internet - 37.0%
Amazon.com, Inc.*	201	554,523
Alibaba Group Holding Ltd. ADR*	868	187,228
Booking Holdings, Inc.*	90	143,311
eBay, Inc.	2,095	109,883
JD.com, Inc. ADR*	1,557	93,700
Wayfair, Inc. — Class A*	386	76,277
Chewy, Inc. — Class A*	1,636	73,113
MercadoLibre, Inc.*	74	72,947
Etsy, Inc.*	650	69,049
Pinduoduo, Inc. ADR*	775	66,526
Trip.com Group Ltd. ADR*	2,412	62,519
Expedia Group, Inc.	723	59,431
Farfetch Ltd. — Class A*	2,999	51,793
Vipshop Holdings Ltd. ADR*	2,438	48,541
Baozun, Inc. ADR*,1	1,236	47,524
Grubhub, Inc.*	675	47,452
Stamps.com, Inc.*	173	31,778
Stitch Fix, Inc. — Class A*,1	1,160	28,930
Total Internet		1,824,525

Distribution & Wholesale - 2.2%
Pool Corp.	216	58,724
LKQ Corp.*	1,944	50,933
Total Distribution & Wholesale		109,657

Commercial Services - 1.1%
Aaron’s, Inc.	704	31,961
Monro, Inc.	423	23,240
Total Commercial Services		55,201

Oil & Gas - 0.6%
Murphy USA, Inc.*	285	32,088

Total Common Stocks
(Cost $3,448,182)		4,925,485

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.2%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$31,724	31,724
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	13,138	13,138
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	12,350	12,350
Total Repurchase Agreements
(Cost $57,212)		57,212

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	122,413	122,413
Total Securities Lending Collateral
(Cost $122,413)		122,413

Total Investments - 103.5%
(Cost $3,627,807)		$5,105,110
Other Assets & Liabilities, net - (3.5)%		(174,786)
Total Net Assets - 100.0%		$4,930,324

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,925,485	$—	$—	$4,925,485
Repurchase Agreements	—	57,212	—	57,212
Securities Lending Collateral	122,413	—	—	122,413
Total Assets	$5,047,898	$57,212	$—	$5,105,110

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $119,078 of securities loaned (cost $3,570,595)	$5,047,898
Repurchase agreements, at value (cost $57,212)	57,212
Receivables:
Fund shares sold	55,698
Dividends	1,374
Securities lending income	106
Total assets	5,162,288

Liabilities:
Payable for:
Return of securities lending collateral	122,413
Securities purchased	74,394
Fund shares redeemed	22,925
Management fees	3,181
Transfer agent and administrative fees	1,007
Investor service fees	935
Portfolio accounting fees	374
Trustees’ fees*	66
Miscellaneous	6,669
Total liabilities	231,964
Commitments and contingent liabilities (Note 9)	—
Net assets	$4,930,324

Net assets consist of:
Paid in capital	$3,787,544
Total distributable earnings (loss)	1,142,780
Net assets	$4,930,324
Capital shares outstanding	50,415
Net asset value per share	$97.79

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $81)	$16,262
Interest	82
Income from securities lending, net	530
Total investment income	16,874

Expenses:
Management fees	13,903
Investor service fees	4,089
Transfer agent and administrative fees	4,400
Professional fees	2,919
Portfolio accounting fees	1,635
Trustees’ fees*	505
Custodian fees	273
Miscellaneous	2,226
Total expenses	29,950
Net investment loss	(13,076)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	357,963
Net realized gain	357,963
Net change in unrealized appreciation (depreciation) on:
Investments	13,083
Net change in unrealized appreciation (depreciation)	13,083
Net realized and unrealized gain	371,046
Net increase in net assets resulting from operations	$357,970

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(13,076)	$(27,909)
Net realized gain on investments	357,963	739,136
Net change in unrealized appreciation (depreciation) on investments	13,083	364,817
Net increase in net assets resulting from operations	357,970	1,076,044

Capital share transactions:
Proceeds from sale of shares	3,301,601	8,919,934
Cost of shares redeemed	(2,354,439)	(13,159,008)
Net increase (decrease) from capital share transactions	947,162	(4,239,074)
Net increase (decrease) in net assets	1,305,132	(3,163,030)

Net assets:
Beginning of period	3,625,192	6,788,222
End of period	$4,930,324	$3,625,192

Capital share activity:
Shares sold	36,151	105,149
Shares redeemed	(26,211)	(159,017)
Net increase (decrease) in shares	9,940	(53,868)

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$89.57	$71.95	$74.37	$65.91	$69.96	$77.68
Income (loss) from investment operations:
Net investment income (loss)[b]	(.35)	(.45)	(.30)	.02	(.05)	(.16)
Net gain (loss) on investments (realized and unrealized)	8.57	18.07	(2.11)	8.44	(2.93)	(.20)
Total from investment operations	8.22	17.62	(2.41)	8.46	(2.98)	(.36)
Less distributions from:
Net investment income	—	—	(.01)	—	—	—
Net realized gains	—	—	—	—	(1.07)	(7.36)
Total distributions	—	—	(.01)	—	(1.07)	(7.36)
Net asset value, end of period	$97.79	$89.57	$71.95	$74.37	$65.91	$69.96

Total Return[c]	9.18%	24.49%	(3.23%)	12.82%	0.30%	(1.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,930	$3,625	$6,788	$7,849	$5,278	$8,328
Ratios to average net assets:
Net investment income (loss)	(0.80%)	(0.54%)	(0.37%)	0.03%	(0.25%)	(0.19%)
Total expenses	1.83%	1.83%	1.72%	1.70%	1.66%	1.60%
Portfolio turnover rate	82%	173%	260%	447%	668%	225%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the years presented through December 1, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.8%
Microsoft Corp.	4.7%
Alphabet, Inc. — Class A	3.7%
Facebook, Inc. — Class A	3.0%
Visa, Inc. — Class A	2.3%
Mastercard, Inc. — Class A	2.0%
Intel Corp.	1.9%
NVIDIA Corp.	1.8%
Adobe, Inc.	1.7%
PayPal Holdings, Inc.	1.7%
Top Ten Total	27.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Technology Fund	13.23%	25.79%	17.85%	15.93%
S&P 500 Information Technology Index	14.95%	35.90%	23.41%	20.48%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Software - 31.7%
Microsoft Corp.	4,473	$910,300
Adobe, Inc.*	769	334,753
Oracle Corp.	5,432	300,227
salesforce.com, Inc.*	1,558	291,860
Intuit, Inc.	689	204,075
Fidelity National Information Services, Inc.	1,513	202,878
ServiceNow, Inc.*	498	201,720
Zoom Video Communications, Inc. — Class A*	774	196,240
VMware, Inc. — Class A*	1,228	190,168
Fiserv, Inc.*	1,827	178,352
Activision Blizzard, Inc.	2,296	174,266
Autodesk, Inc.*	692	165,519
Workday, Inc. — Class A*	797	149,326
Electronic Arts, Inc.*	1,076	142,086
DocuSign, Inc.*	769	132,430
Splunk, Inc.*	664	131,937
NetEase, Inc. ADR	298	127,955
Twilio, Inc. — Class A*	578	126,825
Synopsys, Inc.*	643	125,385
Paychex, Inc.	1,581	119,761
Cadence Design Systems, Inc.*	1,244	119,374
Atlassian Corporation plc — Class A*	650	117,176
ANSYS, Inc.*	391	114,066
RingCentral, Inc. — Class A*	393	112,009
Sea Ltd. ADR*	980	105,095
Coupa Software, Inc.*	362	100,288
Akamai Technologies, Inc.*	921	98,630
Citrix Systems, Inc.	660	97,621
Paycom Software, Inc.*	307	95,087
Take-Two Interactive Software, Inc.*	645	90,023
Slack Technologies, Inc. — Class A*	2,857	88,824
Jack Henry & Associates, Inc.	469	86,310
MongoDB, Inc.*	381	86,236
SS&C Technologies Holdings, Inc.	1,488	84,042
Alteryx, Inc. — Class A*	448	73,597
PTC, Inc.*	875	68,066
Dropbox, Inc. — Class A*	3,048	66,355
Five9, Inc.*	563	62,307
Nutanix, Inc. — Class A*	2,144	50,824
Total Software		6,121,993

Semiconductors - 19.6%
Intel Corp.	6,096	364,724
NVIDIA Corp.	935	355,216
Broadcom, Inc.	807	254,697
Texas Instruments, Inc.	1,955	248,226
QUALCOMM, Inc.	2,560	233,498
Advanced Micro Devices, Inc.*	3,386	178,137
Micron Technology, Inc.*	3,412	175,786
Applied Materials, Inc.	2,810	169,864
Lam Research Corp.	490	158,495
Analog Devices, Inc.	1,251	153,423
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,375	134,829
NXP Semiconductor N.V.	1,167	133,085
KLA Corp.	649	126,218
ASML Holding N.V. — Class G	326	119,978
Microchip Technology, Inc.	1,112	117,105
Xilinx, Inc.	1,167	114,821
Marvell Technology Group Ltd.	3,201	112,227
Skyworks Solutions, Inc.	828	105,868
Maxim Integrated Products, Inc.	1,516	91,885
Teradyne, Inc.	1,036	87,552
Qorvo, Inc.*	740	81,792
Monolithic Power Systems, Inc.	326	77,262
IPG Photonics Corp.*	414	66,401
ON Semiconductor Corp.*	3,323	65,862
Cree, Inc.*	982	58,125
Total Semiconductors		3,785,076

Internet - 16.3%
Alphabet, Inc. — Class A*	502	711,861
Facebook, Inc. — Class A*	2,512	570,400
Shopify, Inc. — Class A*	162	153,770
Baidu, Inc. ADR*	1,154	138,353
Snap, Inc. — Class A*	5,844	137,276
Match Group, Inc.*,1	1,207	129,209
IAC/InterActiveCorp*	376	121,598
Okta, Inc.*	574	114,932
VeriSign, Inc.*	542	112,102
Palo Alto Networks, Inc.*	467	107,256
Twitter, Inc.*	3,490	103,967
Weibo Corp. ADR*,1	2,825	94,920
CDW Corp.	797	92,595
Momo, Inc. ADR	5,241	91,613
Pinterest, Inc. — Class A*	3,597	79,746
Zillow Group, Inc. — Class C*,1	1,368	78,811
NortonLifeLock, Inc.	3,937	78,071
Zendesk, Inc.*	849	75,162
F5 Networks, Inc.*	483	67,369
Proofpoint, Inc.*	536	59,560
TripAdvisor, Inc.	1,925	36,594
Total Internet		3,155,165

Computers - 13.7%
Apple, Inc.	2,541	926,957
International Business Machines Corp.	1,936	233,811
Accenture plc — Class A	792	170,058
Dell Technologies, Inc. — Class C*	2,863	157,293
Cognizant Technology Solutions Corp. — Class A	2,283	129,720
HP, Inc.	6,632	115,596
Fortinet, Inc.*	790	108,443
Check Point Software Technologies Ltd.*	988	106,141
Crowdstrike Holdings, Inc. — Class A*	1,040	104,302
Western Digital Corp.	1,934	85,386
Zscaler, Inc.*	753	82,453
Leidos Holdings, Inc.	870	81,493
Seagate Technology plc	1,669	80,796

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
TECHNOLOGY FUND

	Shares	Value
Hewlett Packard Enterprise Co.	8,104	$78,852
NetApp, Inc.	1,656	73,477
Lumentum Holdings, Inc.*	736	59,932
DXC Technology Co.	2,926	48,279
Total Computers		2,642,989

Commercial Services - 5.1%
PayPal Holdings, Inc.*	1,888	328,946
Automatic Data Processing, Inc.	1,213	180,604
Square, Inc. — Class A*	1,520	159,509
Global Payments, Inc.	933	158,255
FleetCor Technologies, Inc.*	408	102,624
Euronet Worldwide, Inc.*	523	50,114
Total Commercial Services		980,052

Diversified Financial Services - 4.6%
Visa, Inc. — Class A	2,289	442,166
Mastercard, Inc. — Class A	1,310	387,367
Western Union Co.	3,164	68,406
Total Diversified Financial Services		897,939

Telecommunications - 3.6%
Cisco Systems, Inc.	6,971	325,127
Motorola Solutions, Inc.	790	110,703
Corning, Inc.	3,809	98,653
Arista Networks, Inc.*	431	90,523
Juniper Networks, Inc.	2,712	61,996
Total Telecommunications		687,002

Electronics - 2.4%
Amphenol Corp. — Class A	1,261	120,816
TE Connectivity Ltd.	1,333	108,706
Keysight Technologies, Inc.*	986	99,369
Trimble, Inc.*	1,745	75,367
FLIR Systems, Inc.	1,328	53,877
Total Electronics		458,135

Energy-Alternate Sources - 1.0%
SolarEdge Technologies, Inc.*	679	94,232
Enphase Energy, Inc.*	1,106	52,612
First Solar, Inc.*	1,041	51,530
Total Energy-Alternate Sources		198,374

Advertising - 0.5%
Trade Desk, Inc. — Class A*	244	99,186

Office & Business Equipment - 0.4%
Zebra Technologies Corp. — Class A*	324	82,928

Electrical Components & Equipment - 0.3%
Universal Display Corp.	401	59,998

Total Common Stocks
(Cost 7,663,624)		19,168,837

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$28,030	28,030
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	11,608	11,608
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	10,912	10,912
Total Repurchase Agreements
(Cost $50,550)		50,550

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	210,430	210,430
Total Securities Lending Collateral
(Cost $210,430)		210,430

Total Investments - 100.6%
(Cost $7,924,604)		$19,429,817
Other Assets & Liabilities, net - (0.6)%		(116,589)
Total Net Assets - 100.0%		$19,313,228

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
TECHNOLOGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$19,168,837	$—	$—	$19,168,837
Repurchase Agreements	—	50,550	—	50,550
Securities Lending Collateral	210,430	—	—	210,430
Total Assets	$19,379,267	$50,550	$—	$19,429,817

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $207,829 of securities loaned (cost $7,874,054)	$19,379,267
Repurchase agreements, at value (cost $50,550)	50,550
Cash	51,765
Receivables:
Fund shares sold	469,617
Dividends	7,204
Securities lending income	844
Foreign tax reclaims	496
Total assets	19,959,743

Liabilities:
Payable for:
Return of securities lending collateral	210,430
Securities purchased	195,596
Fund shares redeemed	183,919
Management fees	13,476
Transfer agent and administrative fees	4,265
Investor service fees	3,964
Portfolio accounting fees	1,585
Trustees’ fees*	328
Miscellaneous	32,952
Total liabilities	646,515
Commitments and contingent liabilities (Note 9)	—
Net assets	$19,313,228

Net assets consist of:
Paid in capital	$6,447,643
Total distributable earnings (loss)	12,865,585
Net assets	$19,313,228
Capital shares outstanding	135,491
Net asset value per share	$142.54

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $261)	$144,709
Interest	484
Income from securities lending, net	2,573
Total investment income	147,766

Expenses:
Management fees	79,769
Investor service fees	23,461
Transfer agent and administrative fees	25,244
Professional fees	18,578
Portfolio accounting fees	9,385
Trustees’ fees*	2,365
Custodian fees	1,492
Line of credit fees	28
Miscellaneous	11,312
Total expenses	171,634
Net investment loss	(23,868)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,241,978
Net realized gain	2,241,978
Net change in unrealized appreciation (depreciation) on:
Investments	(975,535)
Net change in unrealized appreciation (depreciation)	(975,535)
Net realized and unrealized gain	1,266,443
Net increase in net assets resulting from operations	$1,242,575

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(23,868)	$(172,906)
Net realized gain on investments	2,241,978	1,446,636
Net change in unrealized appreciation (depreciation) on investments	(975,535)	5,145,477
Net increase in net assets resulting from operations	1,242,575	6,419,207

Distributions to shareholders	—	(782,667)

Capital share transactions:
Proceeds from sale of shares	23,048,537	42,992,140
Distributions reinvested	—	782,667
Cost of shares redeemed	(27,416,677)	(43,033,120)
Net increase (decrease) from capital share transactions	(4,368,140)	741,687
Net increase (decrease) in net assets	(3,125,565)	6,378,227

Net assets:
Beginning of period	22,438,793	16,060,566
End of period	$19,313,228	$22,438,793

Capital share activity:
Shares sold	182,085	379,634
Shares issued from reinvestment of distributions	—	6,598
Shares redeemed	(224,849)	(380,533)
Net increase (decrease) in shares	(42,764)	5,699

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$125.88	$93.07	$96.71	$74.88	$71.70	$71.28
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.90)	(.63)	(.56)	(.21)	(.32)
Net gain (loss) on investments (realized and unrealized)	16.82	37.66	(.43)	24.71	7.78	1.13
Total from investment operations	16.66	36.76	(1.06)	24.15	7.57	.81
Less distributions from:
Net realized gains	—	(3.95)	(2.58)	(2.32)	(4.39)	(.39)
Total distributions	—	(3.95)	(2.58)	(2.32)	(4.39)	(.39)
Net asset value, end of period	$142.54	$125.88	$93.07	$96.71	$74.88	$71.70

Total Return[c]	13.23%	39.75%	(1.49%)	32.63%	11.07%	1.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,313	$22,439	$16,061	$22,940	$18,156	$19,042
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.79%)	(0.60%)	(0.64%)	(0.29%)	(0.45%)
Total expenses	1.83%	1.82%	1.72%	1.70%	1.66%	1.60%
Portfolio turnover rate	94%	188%	178%	200%	321%	142%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	11.6%
AT&T, Inc.	11.5%
Cisco Systems, Inc.	11.1%
T-Mobile US, Inc.	8.6%
Motorola Solutions, Inc.	4.2%
Arista Networks, Inc.	3.5%
Ubiquiti, Inc.	2.9%
CenturyLink, Inc.	2.9%
F5 Networks, Inc.	2.6%
Ciena Corp.	2.6%
Top Ten Total	61.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Telecommunications Fund	(2.22%)	(0.35%)	4.04%	5.26%
S&P 500 Telecommunication Services Index	(0.31%)	11.08%	7.18%	10.58%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Telecommunications - 87.8%
Verizon Communications, Inc.	5,144	$283,589
AT&T, Inc.	9,247	279,537
Cisco Systems, Inc.	5,822	271,538
T-Mobile US, Inc.*	2,023	210,695
Motorola Solutions, Inc.	739	103,556
Arista Networks, Inc.*	404	84,852
Ubiquiti, Inc.	410	71,570
CenturyLink, Inc.	7,063	70,842
Ciena Corp.*	1,152	62,392
GCI Liberty, Inc. — Class A*	833	59,243
Juniper Networks, Inc.	2,537	57,996
Iridium Communications, Inc.*	1,501	38,185
Viavi Solutions, Inc.*	2,874	36,615
Acacia Communications, Inc.*	529	35,544
America Movil SAB de CV — Class L ADR	2,727	34,606
Vonage Holdings Corp.*	3,403	34,234
EchoStar Corp. — Class A*	1,221	34,139
Vodafone Group plc ADR	2,129	33,936
China Mobile Ltd. ADR	995	33,472
Shenandoah Telecommunications Co.	665	32,778
BCE, Inc.	776	32,414
Telephone & Data Systems, Inc.	1,618	32,166
ViaSat, Inc.*	836	32,077
InterDigital, Inc.	510	28,881
TELUS Corp.	1,718	28,811
Rogers Communications, Inc. — Class B	707	28,414
Telefonica Brasil S.A. ADR	3,183	28,201
CommScope Holding Company, Inc.*	3,056	25,456
NETGEAR, Inc.*	733	18,977
Plantronics, Inc.	1,195	17,543
Total Telecommunications		2,142,259

Internet - 4.9%
F5 Networks, Inc.*	451	62,906
Cogent Communications Holdings, Inc.	525	40,614
Boingo Wireless, Inc.*	1,244	16,570
Total Internet		120,090

Computers - 3.5%
Lumentum Holdings, Inc.*	689	56,105
NetScout Systems, Inc.*	1,164	29,752
Total Computers		85,857

Media - 1.6%
Liberty Global plc — Class C*	1,800	38,718

Software - 1.5%
Bandwidth, Inc. — Class A*	288	36,576

Total Common Stocks
(Cost $1,636,077)		2,423,500

RIGHTS† - 0.0%
Telecommunications - 0.0%
T-Mobile US, Inc.
Expires 07/27/20*	2,027	341
Total Rights
(Cost $—)		341

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$7,564	7,564
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	3,132	3,132
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	2,945	2,945
Total Repurchase Agreements
(Cost $13,641)		13,641

Total Investments - 99.9%
(Cost $1,649,718)		$2,437,482
Other Assets & Liabilities, net - 0.1%		2,228
Total Net Assets - 100.0%		$2,439,710

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
TELECOMMUNICATIONS FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,423,500	$—	$—	$2,423,500
Rights	341	—		341
Repurchase Agreements	—	13,641	—	13,641
Total Assets	$2,423,841	$13,641	$—	$2,437,482

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value (cost $1,636,077)	$2,423,841
Repurchase agreements, at value (cost $13,641)	13,641
Receivables:
Securities sold	59,893
Dividends	6,721
Fund shares sold	1,899
Securities lending income	4
Total assets	2,505,999

Liabilities:
Payable for:
Fund shares redeemed	57,996
Management fees	1,825
Transfer agent and administrative fees	577
Investor service fees	537
Portfolio accounting fees	215
Trustees’ fees*	50
Miscellaneous	5,089
Total liabilities	66,289
Commitments and contingent liabilities (Note 9)	—
Net assets	$2,439,710

Net assets consist of:
Paid in capital	$2,501,938
Total distributable earnings (loss)	(62,228)
Net assets	$2,439,710
Capital shares outstanding	41,003
Net asset value per share	$59.50

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $431)	$40,380
Interest	62
Income from securities lending, net	13
Total investment income	40,455

Expenses:
Management fees	12,300
Investor service fees	3,618
Transfer agent and administrative fees	3,892
Professional fees	2,849
Portfolio accounting fees	1,447
Trustees’ fees*	352
Custodian fees	230
Line of credit fees	19
Miscellaneous	1,820
Total expenses	26,527
Net investment income	13,928

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(196,650)
Net realized loss	(196,650)
Net change in unrealized appreciation (depreciation) on:
Investments	(92,638)
Net change in unrealized appreciation (depreciation)	(92,638)
Net realized and unrealized loss	(289,288)
Net decrease in net assets resulting from operations	$(275,360)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,928	$20,214
Net realized loss on investments	(196,650)	(59,780)
Net change in unrealized appreciation (depreciation) on investments	(92,638)	402,401
Net increase (decrease) in net assets resulting from operations	(275,360)	362,835

Capital share transactions:
Proceeds from sale of shares	2,866,078	8,496,767
Cost of shares redeemed	(3,401,052)	(8,839,102)
Net decrease from capital share transactions	(534,974)	(342,335)
Net increase (decrease) in net assets	(810,334)	20,500

Net assets:
Beginning of period	3,250,044	3,229,544
End of period	$2,439,710	$3,250,044

Capital share activity:
Shares sold	48,792	143,164
Shares redeemed	(61,202)	(149,841)
Net decrease in shares	(12,410)	(6,677)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$60.85	$53.75	$58.48	$57.03	$48.71	$53.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.28	.37	.57	.37	.45	.42
Net gain (loss) on investments (realized and unrealized)	(1.63)	6.73	(3.51)	2.86	8.03	(3.94)
Total from investment operations	(1.35)	7.10	(2.94)	3.23	8.48	(3.52)
Less distributions from:
Net investment income	—	—	(.47)	(.77)	(.16)	(.89)
Net realized gains	—	—	(1.32)	(1.01)	—	—
Total distributions	—	—	(1.79)	(1.78)	(.16)	(.89)
Net asset value, end of period	$59.50	$60.85	$53.75	$58.48	$57.03	$48.71

Total Return[c]	(2.22%)	13.21%	(5.29%)	5.85%	17.40%	(6.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,440	$3,250	$3,230	$3,514	$5,384	$2,329
Ratios to average net assets:
Net investment income (loss)	0.96%	0.63%	0.97%	0.65%	0.86%	0.80%
Total expenses	1.83%	1.82%	1.73%	1.70%	1.66%	1.60%
Portfolio turnover rate	115%	263%	365%	372%	410%	232%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
Tesla, Inc.	8.4%
Union Pacific Corp.	6.1%
United Parcel Service, Inc. — Class B	5.7%
CSX Corp.	4.2%
Uber Technologies, Inc.	4.1%
Norfolk Southern Corp.	3.9%
FedEx Corp.	3.5%
General Motors Co.	3.3%
Old Dominion Freight Line, Inc.	2.6%
Southwest Airlines Co.	2.5%
Top Ten Total	44.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Transportation Fund	(8.19%)	(1.28%)	3.28%	10.16%
S&P 500 Industrials Index	(14.64%)	(9.02%)	6.73%	11.76%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Transportation - 46.5%
Union Pacific Corp.	1,024	$173,128
United Parcel Service, Inc. — Class B	1,450	161,211
CSX Corp.	1,709	119,186
Norfolk Southern Corp.	627	110,082
FedEx Corp.	699	98,014
Old Dominion Freight Line, Inc.	433	73,432
Kansas City Southern	419	62,553
Expeditors International of Washington, Inc.	774	58,855
J.B. Hunt Transport Services, Inc.	484	58,245
CH Robinson Worldwide, Inc.	678	53,603
XPO Logistics, Inc.*	546	42,179
Knight-Swift Transportation Holdings, Inc.	1,010	42,127
Canadian Pacific Railway Ltd.	135	34,471
Landstar System, Inc.	304	34,142
Canadian National Railway Co.	385	34,099
ZTO Express Cayman, Inc. ADR	873	32,048
Kirby Corp.*	540	28,922
Werner Enterprises, Inc.	644	28,033
Saia, Inc.*	250	27,795
Ryder System, Inc.	604	22,656
Hub Group, Inc. — Class A*	427	20,436
Total Transportation		1,315,217

Airlines - 14.5%
Southwest Airlines Co.	2,095	71,607
Delta Air Lines, Inc.	2,333	65,441
United Airlines Holdings, Inc.*	1,394	48,246
American Airlines Group, Inc.[1]	2,638	34,479
Alaska Air Group, Inc.	928	33,649
Copa Holdings S.A. — Class A	615	31,094
Ryanair Holdings plc ADR*	430	28,526
JetBlue Airways Corp.*	2,419	26,367
Allegiant Travel Co. — Class A	194	21,187
SkyWest, Inc.	609	19,866
Spirit Airlines, Inc.*,1	1,068	19,010
Hawaiian Holdings, Inc.	867	12,173
Total Airlines		411,645

Auto Manufacturers - 14.0%
Tesla, Inc.*	220	237,558
General Motors Co.	3,736	94,521
Fiat Chrysler Automobiles N.V.*	3,231	33,085
Ferrari N.V.	184	31,466
Total Auto Manufacturers		396,630

Auto Parts & Equipment - 11.9%
BorgWarner, Inc.	1,284	45,325
Aptiv plc	548	42,700
Lear Corp.	384	41,864
Autoliv, Inc.	495	31,933
Magna International, Inc.	702	31,260
Delphi Technologies plc*	2,198	31,234
Goodyear Tire & Rubber Co.	2,684	24,008
Dorman Products, Inc.*	357	23,944
Dana, Inc.	1,827	22,271
Visteon Corp.*	316	21,646
Adient plc*	1,221	20,049
Total Auto Parts & Equipment		336,234

Internet - 5.8%
Uber Technologies, Inc.*	3,693	114,778
Lyft, Inc. — Class A*	1,492	49,251
Total Internet		164,029

Leisure Time - 2.2%
Fox Factory Holding Corp.*	371	30,649
Harley-Davidson, Inc.	1,277	30,354
Total Leisure Time		61,003

Commercial Services - 2.1%
AMERCO	130	39,285
Avis Budget Group, Inc.*,1	825	18,884
Total Commercial Services		58,169

Electronics - 1.4%
Gentex Corp.	1,558	40,149

Home Builders - 1.3%
Thor Industries, Inc.	355	37,818

Total Common Stocks
(Cost $1,104,702)		2,820,894

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.0%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$390	390
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	161	161
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	152	152
Total Repurchase Agreements
(Cost $703)		703

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
TRANSPORTATION FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 1.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	41,563	$41,563
Total Securities Lending Collateral
(Cost $41,563)		41,563

Total Investments - 101.2%
(Cost $1,146,968)		$2,863,160
Other Assets & Liabilities, net - (1.2)%		(32,965)
Total Net Assets - 100.0%		$2,830,195

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,820,894	$—	$—	$2,820,894
Repurchase Agreements	—	703	—	703
Securities Lending Collateral	41,563	—	—	41,563
Total Assets	$2,862,457	$703	$—	$2,863,160

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $40,015 of securities loaned (cost $1,146,265)	$2,862,457
Repurchase agreements, at value (cost $703)	703
Cash	165
Receivables:
Securities sold	34,828
Dividends	1,127
Securities lending income	242
Foreign tax reclaims	72
Total assets	2,899,594

Liabilities:
Payable for:
Return of securities lending collateral	41,563
Fund shares redeemed	17,480
Management fees	2,478
Transfer agent and administrative fees	784
Investor service fees	729
Portfolio accounting fees	291
Trustees’ fees*	60
Miscellaneous	6,014
Total liabilities	69,399
Commitments and contingent liabilities (Note 9)	—
Net assets	$2,830,195

Net assets consist of:
Paid in capital	$975,161
Total distributable earnings (loss)	1,855,034
Net assets	$2,830,195
Capital shares outstanding	38,215
Net asset value per share	$74.06

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $256)	$24,022
Interest	117
Income from securities lending, net	506
Total investment income	24,645

Expenses:
Management fees	13,880
Investor service fees	4,082
Transfer agent and administrative fees	4,393
Professional fees	3,258
Portfolio accounting fees	1,633
Trustees’ fees*	449
Custodian fees	264
Line of credit fees	28
Miscellaneous	1,907
Total expenses	29,894
Net investment loss	(5,249)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	328,885
Net realized gain	328,885
Net change in unrealized appreciation (depreciation) on:
Investments	(621,077)
Net change in unrealized appreciation (depreciation)	(621,077)
Net realized and unrealized loss	(292,192)
Net decrease in net assets resulting from operations	$(297,441)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(5,249)	$4,820
Net realized gain on investments	328,885	609,353
Net change in unrealized appreciation (depreciation) on investments	(621,077)	55,879
Net increase (decrease) in net assets resulting from operations	(297,441)	670,052

Distributions to shareholders	—	(2,551)

Capital share transactions:
Proceeds from sale of shares	4,191,826	11,677,900
Distributions reinvested	—	2,551
Cost of shares redeemed	(5,787,309)	(11,792,273)
Net decrease from capital share transactions	(1,595,483)	(111,822)
Net increase (decrease) in net assets	(1,892,924)	555,679

Net assets:
Beginning of period	4,723,119	4,167,440
End of period	$2,830,195	$4,723,119

Capital share activity:
Shares sold	56,760	151,678
Shares issued from reinvestment of distributions	—	33
Shares redeemed	(77,095)	(156,293)
Net decrease in shares	(20,335)	(4,582)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$80.67	$66.01	$86.15	$70.81	$100.87	$121.73
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	.09	(.16)	(.43)	.16	(.08)
Net gain (loss) on investments (realized and unrealized)	(6.50)	14.60	(16.55)	15.99	(20.23)	(16.78)
Total from investment operations	(6.61)	14.69	(16.71)	15.56	(20.07)	(16.86)
Less distributions from:
Net investment income	—	—	—	(.22)	—	—
Net realized gains	—	(.03)	(3.43)	—	(9.99)	(4.00)
Total distributions	—	(.03)	(3.43)	(.22)	(9.99)	(4.00)
Net asset value, end of period	$74.06	$80.67	$66.01	$86.15	$70.81	$100.87

Total Return[c]	(8.19%)	22.24%	(20.05%)	22.02%	15.43%	(14.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,830	$4,723	$4,167	$11,739	$12,883	$6,810
Ratios to average net assets:
Net investment income (loss)	(0.32%)	0.11%	(0.19%)	(0.56%)	0.73%	(0.06%)
Total expenses	1.83%	1.83%	1.72%	1.70%	1.66%	1.60%
Portfolio turnover rate	151%	277%	237%	308%	174%	99%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	5.8%
Dominion Energy, Inc.	4.4%
Duke Energy Corp.	4.1%
Southern Co.	3.9%
American Electric Power Company, Inc.	3.4%
Exelon Corp.	3.2%
Sempra Energy	3.1%
Xcel Energy, Inc.	3.1%
Eversource Energy	2.9%
WEC Energy Group, Inc.	2.9%
Top Ten Total	36.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Utilities Fund	(14.37%)	(9.48%)	7.17%	9.01%
S&P 500 Utilities Index	(11.14%)	(2.11%)	10.17%	11.31%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Electric - 81.9%
NextEra Energy, Inc.	3,109	$746,689
Dominion Energy, Inc.	6,961	565,094
Duke Energy Corp.	6,496	518,965
Southern Co.	9,607	498,123
American Electric Power Company, Inc.	5,472	435,790
Exelon Corp.	11,223	407,283
Sempra Energy	3,389	397,292
Xcel Energy, Inc.	6,293	393,313
Eversource Energy	4,459	371,301
WEC Energy Group, Inc.	4,162	364,799
Public Service Enterprise Group, Inc.	7,028	345,497
Consolidated Edison, Inc.	4,689	337,280
DTE Energy Co.	2,946	316,695
FirstEnergy Corp.	8,071	312,993
Edison International	5,661	307,449
PPL Corp.	11,834	305,791
Entergy Corp.	3,167	297,096
Ameren Corp.	4,089	287,702
CMS Energy Corp.	4,884	285,323
Avangrid, Inc.	6,059	254,357
Evergy, Inc.	4,259	252,516
Alliant Energy Corp.	4,987	238,578
AES Corp.	15,567	225,566
CenterPoint Energy, Inc.	11,623	217,001
Vistra Energy Corp.	10,864	202,288
Pinnacle West Capital Corp.	2,675	196,051
NRG Energy, Inc.	5,959	194,025
OGE Energy Corp.	5,630	170,927
IDACORP, Inc.	1,685	147,218
PG&E Corp.*	15,690	139,170
Black Hills Corp.	2,335	132,301
Portland General Electric Co.	3,159	132,078
PNM Resources, Inc.	3,192	122,701
ALLETE, Inc.	2,123	115,937
El Paso Electric Co.	1,730	115,910
NorthWestern Corp.	2,116	115,364
Total Electric		10,466,463

Gas - 10.9%
Atmos Energy Corp.	2,429	241,880
NiSource, Inc.	8,859	201,454
UGI Corp.	5,577	177,349
ONE Gas, Inc.	1,839	141,695
National Fuel Gas Co.	3,272	137,195
Southwest Gas Holdings, Inc.	1,964	135,614
Spire, Inc.	1,950	128,134
New Jersey Resources Corp.	3,852	125,768
South Jersey Industries, Inc.	4,260	106,457
Total Gas		1,395,546

Water - 4.4%
American Water Works Company, Inc.	2,628	338,118
Essential Utilities, Inc.	5,248	221,676
Total Water		559,794

Building Materials - 1.2%
MDU Resources Group, Inc.	6,768	150,114

Energy-Alternate Sources - 1.1%
TerraForm Power, Inc. — Class A	7,730	142,541

Total Common Stocks
(Cost $7,336,550)		12,714,458

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.5%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$38,182	38,182
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	15,813	15,813
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	14,864	14,864
Total Repurchase Agreements
(Cost $68,859)		68,859

Total Investments - 100.0%
(Cost $7,405,409)		$12,783,317
Other Assets & Liabilities, net - 0.0%		(2,257)
Total Net Assets - 100.0%		$12,781,060

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,714,458	$—	$—	$12,714,458
Repurchase Agreements	—	68,859	—	68,859
Total Assets	$12,714,458	$68,859	$—	$12,783,317

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value (cost $7,336,550)	$12,714,458
Repurchase agreements, at value (cost $68,859)	68,859
Receivables:
Securities sold	136,591
Dividends	25,492
Total assets	12,945,400

Liabilities:
Payable for:
Fund shares redeemed	120,008
Management fees	9,197
Transfer agent and administrative fees	2,911
Investor service fees	2,705
Portfolio accounting fees	1,082
Trustees’ fees*	281
Miscellaneous	28,156
Total liabilities	164,340
Commitments and contingent liabilities (Note 9)	—
Net assets	$12,781,060

Net assets consist of:
Paid in capital	$8,730,863
Total distributable earnings (loss)	4,050,197
Net assets	$12,781,060
Capital shares outstanding	442,154
Net asset value per share	$28.91

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $2)	$255,683
Interest	429
Total investment income	256,112

Expenses:
Management fees	64,721
Investor service fees	19,036
Transfer agent and administrative fees	20,482
Professional fees	14,694
Portfolio accounting fees	7,614
Trustees’ fees*	2,218
Custodian fees	1,249
Line of credit fees	27
Miscellaneous	9,212
Total expenses	139,253
Net investment income	116,859

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(485,558)
Net realized loss	(485,558)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,623,292)
Net change in unrealized appreciation (depreciation)	(2,623,292)
Net realized and unrealized loss	(3,108,850)
Net decrease in net assets resulting from operations	$(2,991,991)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$116,859	$252,875
Net realized gain (loss) on investments	(485,558)	700,342
Net change in unrealized appreciation (depreciation) on investments	(2,623,292)	2,213,251
Net increase (decrease) in net assets resulting from operations	(2,991,991)	3,166,468

Distributions to shareholders	—	(49,561)

Capital share transactions:
Proceeds from sale of shares	16,974,247	37,710,438
Distributions reinvested	—	49,561
Cost of shares redeemed	(17,236,125)	(44,162,382)
Net decrease from capital share transactions	(261,878)	(6,402,383)
Net decrease in net assets	(3,253,869)	(3,285,476)

Net assets:
Beginning of period	16,034,929	19,320,405
End of period	$12,781,060	$16,034,929

Capital share activity:
Shares sold	511,248	1,193,047
Shares issued from reinvestment of distributions	—	1,558
Shares redeemed	(544,101)	(1,399,094)
Net decrease in shares	(32,853)	(204,489)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$33.76	$28.43	$27.97	$26.24	$22.86	$25.35
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.39	.43	.42	.36	.39
Net gain (loss) on investments (realized and unrealized)	(5.09)	5.01	.62 [d]	2.42	3.38	(2.24)
Total from investment operations	(4.85)	5.40	1.05	2.84	3.74	(1.85)
Less distributions from:
Net investment income	—	(.07)	(.46)	(.55)	(.17)	(.64)
Net realized gains	—	—	(.13)	(.56)	(.19)	—
Total distributions	—	(.07)	(.59)	(1.11)	(.36)	(.64)
Net asset value, end of period	$28.91	$33.76	$28.43	$27.97	$26.24	$22.86

Total Return[c]	(14.37%)	19.01%	3.78%	11.02%	16.34%	(7.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,781	$16,035	$19,320	$14,670	$15,242	$17,064
Ratios to average net assets:
Net investment income (loss)	1.53%	1.22%	1.54%	1.48%	1.39%	1.66%
Total expenses	1.83%	1.82%	1.73%	1.70%	1.65%	1.61%
Portfolio turnover rate	103%	144%	299%	183%	234%	312%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sale and repurchase of fund shares in relation to fluctuating market value of investments of the Fund.

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At June 30, 2020, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Non-diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the Funds’ Statement of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(e) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at June 30, 2020.

(f) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Banking Fund	$3,225,792	$—	$(34,795)	$(34,795)
Basic Materials Fund	3,827,293	1,524,336	(39,219)	1,485,117
Biotechnology Fund	13,556,099	11,925,378	(237,575)	11,687,803
Consumer Products Fund	10,396,285	4,409,606	(106,796)	4,302,810
Electronics Fund	4,086,289	4,651,626	—	4,651,626
Energy Fund	8,356,657	—	(249,527)	(249,527)
Energy Services Fund	4,769,915	—	(1,798,013)	(1,798,013)
Financial Services Fund	6,442,608	1,060,440	(19,674)	1,040,766
Health Care Fund	9,313,810	9,034,311	(99,206)	8,935,105
Internet Fund	7,359,468	5,917,616	(33,071)	5,884,545
Leisure Fund	2,613,726	945,242	(18,546)	926,696
Precious Metals Fund	15,627,371	8,108,940	—	8,108,940
Real Estate Fund	5,775,932	1,509,223	(101,324)	1,407,899
Retailing Fund	4,112,119	1,012,947	(19,956)	992,991
Technology Fund	9,207,146	10,261,402	(38,731)	10,222,671
Telecommunications Fund	2,297,759	172,999	(33,276)	139,723
Transportation Fund	1,432,783	1,430,377	—	1,430,377
Utilities Fund	9,150,853	3,679,463	(46,999)	3,632,464

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Securities Transactions

For the period ended June 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$8,660,122	$9,819,657
Basic Materials Fund	3,066,769	3,751,790
Biotechnology Fund	19,521,692	18,398,034
Consumer Products Fund	8,820,051	11,234,179
Electronics Fund	6,329,668	9,384,335
Energy Fund	13,167,073	12,166,635
Energy Services Fund	14,372,381	13,077,775
Financial Services Fund	12,216,279	14,181,675
Health Care Fund	15,673,986	16,880,277
Internet Fund	11,329,718	9,256,749
Leisure Fund	4,524,884	6,992,393
Precious Metals Fund	22,495,475	26,184,486
Real Estate Fund	6,780,243	9,697,720
Retailing Fund	3,804,719	2,833,198
Technology Fund	17,697,708	21,955,045
Telecommunications Fund	3,209,102	3,733,359
Transportation Fund	4,971,000	6,557,154
Utilities Fund	15,784,894	15,965,238

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$521,694	$1,030,278	$(2,583)
Basic Materials Fund	169,296	558,666	(3,485)
Biotechnology Fund	1,745,001	3,046,271	38,165
Consumer Products Fund	1,243,959	1,707,025	57,091
Electronics Fund	930,702	1,686,084	94,231
Energy Fund	3,025,894	1,633,286	(298,102)
Energy Services Fund	2,135,291	1,557,635	(107,810)
Financial Services Fund	3,359,732	3,534,181	(44,746)
Health Care Fund	2,767,395	3,127,821	89,537
Internet Fund	1,876,696	1,741,039	(11,893)
Leisure Fund	494,106	626,878	31,492
Precious Metals Fund	5,238,322	6,990,822	1,096,610
Real Estate Fund	1,434,188	1,206,223	77,110
Retailing Fund	556,507	317,934	44,726
Technology Fund	4,778,620	3,602,577	119,180
Telecommunications Fund	645,494	523,060	(30,073)
Transportation Fund	461,316	1,929,616	105,107
Utilities Fund	3,333,103	4,824,030	(202,949)

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Notes
0.07%			1.88% - 2.75%
Due 07/01/20	$46,493,897	$46,493,987	12/15/20 - 05/31/23	$44,039,600	$47,423,795

BofA Securities, Inc.			U.S. Treasury Note
0.07%			1.88%
Due 07/01/20	19,255,227	19,255,265	07/31/22	18,827,600	19,640,334

Barclays Capital, Inc.			U.S. Treasury Note
0.07%			1.63%
Due 07/01/20	18,099,914	18,099,949	10/31/26	17,130,200	18,461,912

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2020, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Banking Fund	$17,404	$(17,404)	$—	$18,091		$—	$18,091
Basic Materials Fund	119,081	(119,081)	—	122,467		—	122,467
Biotechnology Fund	355,527	(355,527)	—	362,607		—	362,607
Electronics Fund	82,477	(82,477)	—	82,748		—	82,748
Energy Fund	196,849	(196,797)	52	196,797	*	—	196,797
Energy Services Fund	7,903	(7,903)	—	8,340		—	8,340
Financial Services Fund	37,655	(37,655)	—	38,807		—	38,807
Health Care Fund	192,715	(192,715)	—	196,954		—	196,954
Internet Fund	308,636	(308,636)	—	313,310		—	313,310
Leisure Fund	118,271	(118,271)	—	121,790		—	121,790
Precious Metals Fund	755,512	(740,254)	15,258	740,254	*	—	740,254
Real Estate Fund	71,445	(71,445)	—	74,062		—	74,062
Retailing Fund	119,078	(119,078)	—	122,413		—	122,413
Technology Fund	207,829	(207,829)	—	210,430		—	210,430
Transportation Fund	40,015	(40,015)	—	41,563		—	41,563

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to June 30, 2020, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired on June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.84% for the period ended June 30, 2020. On June 30, 2020, the Basic Materials Fund borrowed $169,000 under this agreement. The remaining Funds did not have any borrowings outstanding under this agreement at June 30, 2020.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The average daily balances borrowed for the period ended June 30, 2020, were as follows:

Fund	Average Daily Balance
Banking Fund	$21,740
Basic Materials Fund	25
Biotechnology Fund	811
Consumer Products Fund	2,710
Electronics Fund	9,268
Energy Fund	2,385
Energy Services Fund	17,189
Financial Services Fund	186
Health Care Fund	230
Internet Fund	503
Leisure Fund	2,429
Precious Metals Fund	820
Real Estate Fund	142
Retailing Fund	544
Technology Fund	2,131
Telecommunications Fund	735
Transportation Fund	1,101
Utilities Fund	776

Note 9 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor

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to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. On June 22, 2020, the Court scheduled oral argument to occur on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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Note 10 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 11 – Subsequent Events

Share Splits

On May 18, 2020, the Board approved reverse share splits as follows:

Fund	Effective Date	Split Type
Energy Fund	August 21, 2020	One-for-Three Reverse Split
Energy Services Fund	August 21, 2020	One-for-Ten Reverse Split

A reverse share split reduces the total number of the Funds’ outstanding shares and does not alter the rights or total value of a shareholder’s investment in the Funds.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events other than the one disclosed above that would require adjustment to or disclosure in the Funds’ financial statements.

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Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Variable Trust Contracts Review Committee

Rydex Variable Trust (the “Trust”) was organized as a Delaware statutory trust on June 11, 1998, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow 2x Strategy Fund
●	Electronics Fund*	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Global Managed Futures Strategy Fund**
●	Government Long Bond 1.2x Strategy Fund	●	Health Care Fund*
●	High Yield Strategy Fund	●	Internet Fund*
●	Inverse Dow 2x Strategy Fund	●	Inverse Government Long Bond Strategy Fund
●	Inverse High Yield Strategy Fund***	●	Inverse Mid-Cap Strategy Fund
●	Inverse NASDAQ-100 2x Strategy Fund***	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 2x Strategy Fund***	●	Inverse Russell 2000 Strategy Fund
●	Inverse S&P 500 2x Strategy Fund***	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Long Short Equity Fund**	●	Mid-Cap 1.5x Strategy Fund
●	Multi-Hedge Strategies Fund**	●	NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 2x Strategy Fund	●	Russell 2000 Fund***

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●	S&P 500 Fund***	●	S&P 500 Pure Growth Fund
●	S&P 500 Pure Value Fund	●	S&P MidCap 400 Pure Growth Fund
●	S&P MidCap 400 Pure Value Fund	●	S&P SmallCap 600 Pure Growth Fund
●	S&P SmallCap 600 Pure Value Fund	●	Strengthening Dollar 2x Strategy Fund
●	Technology Fund*	●	Telecommunications Fund*
●	Transportation Fund*	●	Utilities Fund*
●	U.S. Government Money Market Fund	●	Weakening Dollar 2x Strategy Fund

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.”
***

The Fund has been organized as a series of the Trust but has not commenced operations, and shares of the Fund are not currently offered to investors. Consequently, all references to “the Funds” or similar references hereafter should be understood as excluding such Fund.

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

[1]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 18, 2020.

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As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Fund (other than the Alternative Funds) (each, a “Tradable Fund” and collectively, the “Tradable Funds”)2 is designed to provide tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct objective performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing objective performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, with respect to the Tradable Funds (other than U.S. Government Money Market Fund), in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for other similar funds in the Guggenheim fund complex.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, and the leveraged and inverse strategies offered. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges and noted the magnitude of changes in each Fund’s assets during 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing objective performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

[2]	Note that the Tradable Funds include the Sector Funds and the Real Estate Fund.

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In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2019, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for other similar funds in the Guggenheim fund complex. The Committee also received certain updated performance information as of March 31, 2020.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining such Funds’ underperformance, as applicable, over the five-year, three-year and/or one-year periods ended December 31, 2019, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to the Commodities Strategy Fund and considered a comparison to a peer group identified in the FUSE report consisting of both actively-managed and index-based commodities funds, noting the limitations in the comparability of such peer group.

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With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year and three-year periods ended December 31, 2019, although its performance ranked in the fourth quartile of the broader peer group over the same time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Sector Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds with similar strategies that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining such Funds’ underperformance, as applicable, over the five-year, three-year and one-year periods ended December 31, 2019, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. The Committee observed that the Global Managed Futures Strategy Fund’s returns ranked in the first quartile of its performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Long Short Equity Fund: The Fund’s returns ranked in the 100th percentile of its performance universe for the five-year and three-year periods ended December 31, 2019. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily a result of the Fund’s fundamental factor tilts and the underperformance of the Fund’s prior investment strategy. The Committee noted management’s statement that the Fund’s high positive allocation to value and short on growth, as well as negative sector exposures to well-performing sectors, have detracted from investment performance. The Committee also noted management’s statement that the Fund employed a momentum-based investment strategy prior to May 31, 2017 that demonstrated bouts of volatility and inconsistencies, which affected long-term performance. The Committee took into account management’s statement that, since 2018, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and adding a macro overlay to better incorporate Guggenheim’s market views. The Committee also took note of improving performance, noting that one-year performance as of March 31, 2020 ranked in the 63rd percentile.

Multi-Hedge Strategies Fund: The Fund’s returns ranked in the 80th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the underperformance of its long short equity sleeve and its overall lower volatility and equity market beta relative to its peers. With respect to the Fund’s long short equity sleeve, the Committee noted management’s statement that the sleeve’s high positive allocation to value and short on growth have detracted from investment performance. The Committee took into account management’s statement that the Fund changed its underlying investment strategies to improve diversification amongst the strategies, target a higher and more stable risk profile and enhance risk-adjusted returns while providing continuity for shareholders. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings improved to the 14th and 9th percentiles, respectively, and that one-year performance ranked in the 4th percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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(e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted that Guggenheim generally does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than retail fund counterparts to certain Funds, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing such Funds’ advisory fees. For those Tradable Funds with a peer fund from the directly comparable product suite, the Committee noted that each Fund’s contractual advisory fee was equal to or lower than the contractual advisory fee charged to the peer fund. The Committee also considered each such Fund’s net effective management fee and total net expense ratio as compared to the peer fund.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, although the Fund’s total net expense ratio is higher than that of the comparable peer fund, the Fund’s contractual advisory fee and net effective management fee are lower than those of the peer fund and the Fund’s total net expense ratio is similar to that of the peer fund. The Committee noted the Adviser’s statement that, given the current low interest rate environment, it is currently waiving its fees to the extent necessary to maintain the Fund’s stable net asset value.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Sector Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds with similar investment strategies, but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee made the following observations:

Global Managed Futures Strategy Fund: The Fund’s contractual advisory fee ranks in the second quartile (50th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (100th percentile) of its peer group. The Committee considered that the peer group is limited in size and is comprised of only three funds. The Committee noted the Adviser’s statement that the Fund’s total net expense ratio ranks more competitively when compared to the broader universe of funds.

Long Short Equity Fund: The Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank in the fourth quartile (80th, 80th and 100th percentiles, respectively) of its peer group. The Committee considered that the peer group is limited in size and is comprised of only six funds. The Committee noted that the Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank more competitively when compared to the broader universe of funds.

Multi-Hedge Strategies Fund: The Fund’s contractual advisory fee ranks in the fourth quartile (86th percentile) of its peer group. The Fund’s net effective management fee ranks in the third quartile (71st percentile) of its peer group. The Committee considered that the Fund’s total net expense ratio ranks in the third quartile (57th percentile) of its peer group. The Committee considered that the peer group is limited in size and is comprised of only eight funds. The Committee noted that the Fund’s contractual advisory fee ranks more competitively when compared to the broader universe of funds.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense

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OTHER INFORMATION (Unaudited)(concluded)

waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

With respect to the Tradable Funds, the Committee noted that the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Variable Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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6.30.2020

Rydex Variable Trust Funds Semi-Annual Report

Domestic Equity Funds
Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	RVATB1-SEMI-0620x1220

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	21
NASDAQ-100® FUND	28
INVERSE NASDAQ-100® STRATEGY FUND	36
S&P 500® 2x STRATEGY FUND	42
NASDAQ-100® 2x STRATEGY FUND	53
MID-CAP 1.5x STRATEGY FUND	61
INVERSE MID-CAP STRATEGY FUND	72
RUSSELL 2000® 2x STRATEGY FUND	78
RUSSELL 2000® 1.5x STRATEGY FUND	85
INVERSE RUSSELL 2000® STRATEGY FUND	92
DOW 2x STRATEGY FUND	98
INVERSE DOW 2x STRATEGY FUND	105
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	112
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	118
HIGH YIELD STRATEGY FUND	125
U.S. GOVERNMENT MONEY MARKET FUND	132
NOTES TO FINANCIAL STATEMENTS	138
OTHER INFORMATION	157
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	164
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	170
LIQUIDITY RISK MANAGEMENT PROGRAM	173

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2020

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for a selection of our Funds (the “Fund” or “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the semi-annual period ended June 30, 2020.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in the Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

June 30, 2020

not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● For more on these and other risks, please read the prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2020

The six-month period ended June 30, 2020, was an unprecedented time for markets. It was marked by extreme volatility, resulting from the COVID-19 pandemic, tempered by a swift and aggressive monetary policy response by the U.S. Federal Reserve (the “Fed”) and sweeping fiscal support that cushioned downside risk for the economy and especially for markets.

The mere announcement of the Fed’s Primary and Secondary Market Corporate Credit Facilities on March 23, 2020 and June 15, 2020, respectively, caused credit spreads, which had blown out dramatically, to stabilize and then tighten as the market interpreted the move as a backstop against defaults, with most credits trading in their 80th percentile since. With credit markets shored up, equity markets have regained almost all of their lost ground. The Standard & Poor’s 500® (“S&P 500®”) index, which began the year at 3,230, peaked at 3,386 on February 19, 2020 before plummeting to 2,237 on March 23, 2020, the day of the Fed’s first announced facility. By June 30, 2020, the index had recovered to 3,100. The total return for the six-months ended June 30, 2020 was -3.08%.

The U.S. budget deficit is approaching 25% of Gross Domestic Product (“GDP”), the highest since World War II, and the Fed has promised to use all available tools, including powerful new emergency credit market facilities, to support the recovery. But even this policy response cannot force consumers to spend, or businesses to invest, amid staggering uncertainty. Moreover, future rounds of fiscal stimulus may be needed to avoid a series of fiscal cliffs as temporary measures expire. Future stimulus could also be more politically contentious, especially with the November election approaching, social unrest increasing and markets cheering sequential improvement in the economic data. And as the events of the global financial crisis and the ensuing European debt crisis illustrated, the persistence of macro stress means the risk of a systemic credit event is elevated. As fragility builds, we are watching developments in emerging markets particularly closely as a potential catalyst for a broader, systemic shock.

Meanwhile, joblessness has surged, with the fall in U.S. employment in April 2020 alone representing a 40 standard deviation shock, erasing jobs gained during the preceding 21 years. Rehiring activity turned the labor market tide in May and June 2020, but as personal, small business and corporate bankruptcies mount, permanent damage is being done to the productive capacity of the economy, which may stunt a recovery.

Overshadowing everything is the COVID-19 pandemic, which caused a steeper plunge in U.S. output and employment in two months (in both cases roughly 16% un-annualized) than during the first two years of the Great Depression. Real GDP leads core inflation by about 18 months, suggesting that inflation may also fall sharply in coming quarters. Reopening measures have supported a strong uptick in economic activity since April, but we do not expect a genuine recovery will be possible until a vaccine has been developed, tested, approved, produced and administered across the globe. In the meantime, keeping the infection rate in check will require social distancing measures that stymie economic activity. Indeed, the premature easing of lockdowns and a lax adherence to social distancing guidelines are resulting in a resurgence of new infections in the United States, reflecting the combination of millions of cases and limited testing and tracing capabilities. Recent trends do not bode well for the fall, when the start of the school year could boost social interactions and the return of flu season might strain healthcare capacity.

For the six months ended June 30, 2020, the S&P 500® Index* returned -3.08%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -11.34%. The return of the MSCI Emerging Markets Index* was -9.78%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.14% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -3.80%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.60% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2020

Bloomberg Barclays U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Dow Jones Industrial Average® (“DJIA”) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2019 and ending June 30, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2019	Ending Account Value June 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.69%	(10.12%)	$ 1,000.00	$ 898.80	$ 7.98
Inverse S&P 500® Strategy Fund	1.84%	(7.20%)	1,000.00	928.00	8.82
NASDAQ-100® Fund	1.73%	14.39%	1,000.00	1,143.90	9.22
Inverse NASDAQ-100® Strategy Fund	1.87%	(22.91%)	1,000.00	770.90	8.23
S&P 500® 2x Strategy Fund	1.83%	(18.77%)	1,000.00	812.30	8.25
NASDAQ-100® 2x Strategy Fund	1.87%	19.95%	1,000.00	1,199.50	10.23
Mid-Cap 1.5x Strategy Fund	1.82%	(24.48%)	1,000.00	755.20	7.94
Inverse Mid-Cap Strategy Fund	1.84%	(0.05%)	1,000.00	999.50	9.15
Russell 2000® 2x Strategy Fund	1.86%	(36.42%)	1,000.00	635.80	7.56
Russell 2000® 1.5x Strategy Fund	1.85%	(24.89%)	1,000.00	751.10	8.05
Inverse Russell 2000® Strategy Fund	1.88%	(1.75%)	1,000.00	982.50	9.27
Dow 2x Strategy Fund	1.85%	(27.77%)	1,000.00	722.30	7.92
Inverse Dow 2x Strategy Fund	1.87%	(18.74%)	1,000.00	812.60	8.43
Government Long Bond 1.2x Strategy Fund	1.41%	29.14%	1,000.00	1,291.40	8.03
Inverse Government Long Bond Strategy Fund	3.00%	(23.74%)	1,000.00	762.60	13.15
High Yield Strategy Fund	1.67%	(9.43%)	1,000.00	905.70	7.91
U.S. Government Money Market Fund	0.67%	0.06%	1,000.00	1,000.60	3.33

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.69%	5.00%	$ 1,000.00	$ 1,016.46	$ 8.47
Inverse S&P 500® Strategy Fund	1.84%	5.00%	1,000.00	1,015.71	9.22
NASDAQ-100® Fund	1.73%	5.00%	1,000.00	1,016.26	8.67
Inverse NASDAQ-100® Strategy Fund	1.87%	5.00%	1,000.00	1,015.56	9.37
S&P 500® 2x Strategy Fund	1.83%	5.00%	1,000.00	1,015.76	9.17
NASDAQ-100® 2x Strategy Fund	1.87%	5.00%	1,000.00	1,015.56	9.37
Mid-Cap 1.5x Strategy Fund	1.82%	5.00%	1,000.00	1,015.81	9.12
Inverse Mid-Cap Strategy Fund	1.84%	5.00%	1,000.00	1,015.71	9.22
Russell 2000® 2x Strategy Fund	1.86%	5.00%	1,000.00	1,015.61	9.32
Russell 2000® 1.5x Strategy Fund	1.85%	5.00%	1,000.00	1,015.66	9.27
Inverse Russell 2000® Strategy Fund	1.88%	5.00%	1,000.00	1,015.51	9.42
Dow 2x Strategy Fund	1.85%	5.00%	1,000.00	1,015.66	9.27
Inverse Dow 2x Strategy Fund	1.87%	5.00%	1,000.00	1,015.56	9.37
Government Long Bond 1.2x Strategy Fund	1.41%	5.00%	1,000.00	1,017.85	7.07
Inverse Government Long Bond Strategy Fund	3.00%	5.00%	1,000.00	1,009.95	14.99
High Yield Strategy Fund	1.67%	5.00%	1,000.00	1,016.56	8.37
U.S. Government Money Market Fund	0.67%	5.00%	1,000.00	1,021.53	3.37

[1]

This ratio represents annualized Net Expenses, which includes interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.84%. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2019 to June 30, 2020.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	21.9%
Guggenheim Strategy Fund II	15.6%
Microsoft Corp.	2.2%
Apple, Inc.	2.2%
Amazon.com, Inc.	1.7%
Facebook, Inc. — Class A	0.8%
Alphabet, Inc. — Class A	0.6%
Alphabet, Inc. — Class C	0.6%
Johnson & Johnson	0.6%
Berkshire Hathaway, Inc. — Class B	0.5%
Top Ten Total	46.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Nova Fund	(10.12%)	3.04%	11.95%	17.69%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
NOVA FUND

	Shares	Value
COMMON STOCKS† - 37.2%

Technology - 8.5%
Microsoft Corp.	3,021	$614,804
Apple, Inc.	1,622	591,706
Intel Corp.	1,686	100,873
NVIDIA Corp.	245	93,078
Adobe, Inc.*	192	83,579
salesforce.com, Inc.*	359	67,251
Accenture plc — Class A	254	54,539
Broadcom, Inc.	159	50,182
Texas Instruments, Inc.	365	46,344
Oracle Corp.	829	45,819
International Business Machines Corp.	354	42,753
QUALCOMM, Inc.	448	40,862
Fidelity National Information Services, Inc.	246	32,986
Intuit, Inc.	104	30,804
ServiceNow, Inc.*	76	30,785
Advanced Micro Devices, Inc.*	466	24,516
Activision Blizzard, Inc.	307	23,301
Micron Technology, Inc.*	443	22,823
Applied Materials, Inc.	365	22,064
Fiserv, Inc.*	224	21,867
Autodesk, Inc.*	87	20,809
Lam Research Corp.	58	18,761
Analog Devices, Inc.	147	18,028
Electronic Arts, Inc.*	115	15,186
Cognizant Technology Solutions Corp. — Class A	215	12,216
KLA Corp.	62	12,058
Synopsys, Inc.*	60	11,700
MSCI, Inc. — Class A	34	11,350
Cadence Design Systems, Inc.*	111	10,652
Microchip Technology, Inc.	98	10,320
ANSYS, Inc.*	34	9,919
HP, Inc.	569	9,918
Paychex, Inc.	127	9,620
Xilinx, Inc.	97	9,544
Skyworks Solutions, Inc.	66	8,439
Cerner Corp.	121	8,294
Fortinet, Inc.*	53	7,275
Akamai Technologies, Inc.*	65	6,961
Citrix Systems, Inc.	46	6,804
Maxim Integrated Products, Inc.	106	6,425
Take-Two Interactive Software, Inc.*	45	6,281
Paycom Software, Inc.*	19	5,885
Broadridge Financial Solutions, Inc.	46	5,805
Jack Henry & Associates, Inc.	31	5,705
Tyler Technologies, Inc.*	16	5,550
Zebra Technologies Corp. — Class A*	21	5,375
Western Digital Corp.	119	5,254
Qorvo, Inc.*	46	5,084
Hewlett Packard Enterprise Co.	512	4,982
Leidos Holdings, Inc.	53	4,964
Seagate Technology plc	90	4,357
NetApp, Inc.	88	3,904
IPG Photonics Corp.*	14	2,246
DXC Technology Co.	101	1,666
Xerox Holdings Corp.	73	1,116
Total Technology		2,333,389

Consumer, Non-cyclical - 8.4%
Johnson & Johnson	1,049	147,521
Procter & Gamble Co.	986	117,896
UnitedHealth Group, Inc.	378	111,491
PayPal Holdings, Inc.*	468	81,540
Merck & Company, Inc.	1,005	77,717
PepsiCo, Inc.	553	73,140
Pfizer, Inc.	2,212	72,332
AbbVie, Inc.	702	68,922
Coca-Cola Co.	1,539	68,762
Abbott Laboratories	704	64,367
Thermo Fisher Scientific, Inc.	157	56,887
Amgen, Inc.	234	55,191
Eli Lilly & Co.	335	55,000
Bristol-Myers Squibb Co.	901	52,979
Medtronic plc	534	48,968
Danaher Corp.	251	44,384
Philip Morris International, Inc.	620	43,437
Gilead Sciences, Inc.	499	38,393
CVS Health Corp.	520	33,784
S&P Global, Inc.	96	31,630
Vertex Pharmaceuticals, Inc.*	103	29,902
Altria Group, Inc.	740	29,045
Mondelez International, Inc. — Class A	568	29,042
Becton Dickinson and Co.	117	27,995
Cigna Corp.	147	27,585
Anthem, Inc.	100	26,298
Intuitive Surgical, Inc.*	46	26,212
Zoetis, Inc.	189	25,901
Automatic Data Processing, Inc.	171	25,460
Colgate-Palmolive Co.	341	24,982
Regeneron Pharmaceuticals, Inc.*	40	24,946
Stryker Corp.	128	23,064
Illumina, Inc.*	59	21,851
Humana, Inc.	53	20,551
Global Payments, Inc.	119	20,185
Boston Scientific Corp.*	569	19,978
Kimberly-Clark Corp.	136	19,224
Moody’s Corp.	64	17,583
Baxter International, Inc.	203	17,478
Biogen, Inc.*	65	17,391
Edwards Lifesciences Corp.*	247	17,070
Estee Lauder Companies, Inc. — Class A	90	16,981
DexCom, Inc.*	37	15,000
General Mills, Inc.	241	14,858
Centene Corp.*	231	14,680
IHS Markit Ltd.	159	12,004
Constellation Brands, Inc. — Class A	67	11,722
IDEXX Laboratories, Inc.*	34	11,225
ResMed, Inc.	58	11,136
Verisk Analytics, Inc. — Class A	65	11,063
Sysco Corp.	202	11,041
Clorox Co.	50	10,969

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
NOVA FUND

	Shares	Value
Kroger Co.	313	$10,595
Monster Beverage Corp.*	149	10,329
HCA Healthcare, Inc.	105	10,191
IQVIA Holdings, Inc.*	71	10,073
Alexion Pharmaceuticals, Inc.*	88	9,877
McKesson Corp.	64	9,819
Zimmer Biomet Holdings, Inc.	82	9,788
Cintas Corp.	34	9,056
Archer-Daniels-Midland Co.	221	8,818
McCormick & Company, Inc.	49	8,791
FleetCor Technologies, Inc.*	33	8,300
Equifax, Inc.	48	8,250
Corteva, Inc.	298	7,983
Align Technology, Inc.*	29	7,959
Kraft Heinz Co.	248	7,909
Hershey Co.	59	7,648
Church & Dwight Company, Inc.	98	7,575
MarketAxess Holdings, Inc.	15	7,514
Incyte Corp.*	72	7,486
Tyson Foods, Inc. — Class A	117	6,986
Conagra Brands, Inc.	194	6,823
Kellogg Co.	100	6,606
West Pharmaceutical Services, Inc.	29	6,588
Teleflex, Inc.	18	6,552
Laboratory Corporation of America Holdings*	39	6,478
Cardinal Health, Inc.	116	6,054
Quest Diagnostics, Inc.	53	6,040
AmerisourceBergen Corp. — Class A	59	5,945
Hologic, Inc.*	103	5,871
Cooper Companies, Inc.	20	5,673
Hormel Foods Corp.	112	5,406
STERIS plc	34	5,217
JM Smucker Co.	45	4,761
Brown-Forman Corp. — Class B	73	4,647
Varian Medical Systems, Inc.*	36	4,411
Gartner, Inc.*	36	4,368
ABIOMED, Inc.*	18	4,348
United Rentals, Inc.*	29	4,322
Bio-Rad Laboratories, Inc. — Class A*	9	4,063
Dentsply Sirona, Inc.	87	3,833
Avery Dennison Corp.	33	3,765
Lamb Weston Holdings, Inc.	58	3,708
Henry Schein, Inc.*	57	3,328
Campbell Soup Co.	67	3,325
Mylan N.V.*	206	3,312
Perrigo Company plc	54	2,985
Universal Health Services, Inc. — Class B	31	2,880
DaVita, Inc.*	34	2,691
Molson Coors Beverage Co. — Class B	75	2,577
Robert Half International, Inc.	46	2,430
Rollins, Inc.	56	2,374
Quanta Services, Inc.	55	2,158
Nielsen Holdings plc	142	2,110
H&R Block, Inc.	77	1,100
Coty, Inc. — Class A	119	532
Total Consumer, Non-cyclical		2,298,991

Communications - 6.1%
Amazon.com, Inc.*	167	460,723
Facebook, Inc. — Class A*	958	217,533
Alphabet, Inc. — Class A*	119	168,748
Alphabet, Inc. — Class C*	116	163,979
Verizon Communications, Inc.	1,648	90,854
AT&T, Inc.	2,838	85,793
Walt Disney Co.	719	80,176
Netflix, Inc.*	175	79,632
Cisco Systems, Inc.	1,689	78,775
Comcast Corp. — Class A	1,814	70,710
Charter Communications, Inc. — Class A*	60	30,602
Booking Holdings, Inc.*	16	25,477
T-Mobile US, Inc.*	227	23,642
eBay, Inc.	263	13,794
Motorola Solutions, Inc.	68	9,529
Twitter, Inc.*	312	9,295
VeriSign, Inc.*	40	8,273
Corning, Inc.	302	7,822
CDW Corp.	57	6,622
ViacomCBS, Inc. — Class B	215	5,014
Omnicom Group, Inc.	85	4,641
Expedia Group, Inc.	54	4,439
Arista Networks, Inc.*	21	4,411
E*TRADE Financial Corp.	88	4,376
NortonLifeLock, Inc.	216	4,283
CenturyLink, Inc.	393	3,942
Fox Corp. — Class A	136	3,647
DISH Network Corp. — Class A*	102	3,520
F5 Networks, Inc.*	24	3,348
Juniper Networks, Inc.	132	3,017
Interpublic Group of Companies, Inc.	155	2,660
Discovery, Inc. — Class C*	126	2,427
News Corp. — Class A	155	1,838
Fox Corp. — Class B	63	1,691
Discovery, Inc. — Class A*,1	64	1,350
News Corp. — Class B	48	574
Total Communications		1,687,157

Financial - 5.4%
Berkshire Hathaway, Inc. — Class B*	774	138,167
Visa, Inc. — Class A	672	129,810
JPMorgan Chase & Co.	1,213	114,095
Mastercard, Inc. — Class A	352	104,086
Bank of America Corp.	3,110	73,863
American Tower Corp. — Class A REIT	177	45,762
Citigroup, Inc.	829	42,362
Wells Fargo & Co.	1,486	38,042
BlackRock, Inc. — Class A	61	33,189
Crown Castle International Corp. REIT	166	27,780
Prologis, Inc. REIT	294	27,439
American Express Co.	263	25,038
Equinix, Inc. REIT	35	24,581
Goldman Sachs Group, Inc.	123	24,307

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
NOVA FUND

	Shares	Value
CME Group, Inc. — Class A	143	$23,243
Morgan Stanley	477	23,039
Chubb Ltd.	180	22,792
Marsh & McLennan Companies, Inc.	203	21,796
Truist Financial Corp.	537	20,164
U.S. Bancorp	546	20,104
Intercontinental Exchange, Inc.	218	19,969
Progressive Corp.	233	18,666
PNC Financial Services Group, Inc.	169	17,780
Aon plc — Class A	92	17,719
Charles Schwab Corp.	456	15,385
Digital Realty Trust, Inc. REIT	107	15,206
SBA Communications Corp. REIT	44	13,108
Bank of New York Mellon Corp.	321	12,407
Allstate Corp.	125	12,124
Travelers Companies, Inc.	101	11,519
Public Storage REIT	60	11,513
Capital One Financial Corp.	181	11,329
T. Rowe Price Group, Inc.	91	11,239
MetLife, Inc.	307	11,212
American International Group, Inc.	343	10,695
Aflac, Inc.	286	10,304
Willis Towers Watson plc	51	10,044
Prudential Financial, Inc.	157	9,561
State Street Corp.	140	8,897
AvalonBay Communities, Inc. REIT	56	8,660
Welltower, Inc. REIT	166	8,590
Simon Property Group, Inc. REIT	122	8,342
Equity Residential REIT	139	8,176
Realty Income Corp. REIT	137	8,151
Alexandria Real Estate Equities, Inc. REIT	50	8,113
Arthur J Gallagher & Co.	76	7,409
Ameriprise Financial, Inc.	49	7,352
First Republic Bank	68	7,207
Weyerhaeuser Co. REIT	297	6,671
Northern Trust Corp.	83	6,585
Discover Financial Services	122	6,111
CBRE Group, Inc. — Class A*	133	6,014
Essex Property Trust, Inc. REIT	26	5,958
Healthpeak Properties, Inc. REIT	214	5,898
Hartford Financial Services Group, Inc.	143	5,513
Nasdaq, Inc.	46	5,496
Ventas, Inc. REIT	149	5,456
Fifth Third Bancorp	283	5,456
M&T Bank Corp.	51	5,302
Mid-America Apartment Communities, Inc. REIT	46	5,275
Boston Properties, Inc. REIT	58	5,242
Duke Realty Corp. REIT	147	5,202
Synchrony Financial	214	4,742
KeyCorp	388	4,726
Extra Space Storage, Inc. REIT	51	4,711
SVB Financial Group*	21	4,526
UDR, Inc. REIT	117	4,373
Citizens Financial Group, Inc.	170	4,291
Regions Financial Corp.	381	4,237
Principal Financial Group, Inc.	101	4,195
Cboe Global Markets, Inc.	44	4,104
Cincinnati Financial Corp.	60	3,842
Huntington Bancshares, Inc.	404	3,650
Western Union Co.	164	3,546
Raymond James Financial, Inc.	49	3,373
Everest Re Group Ltd.	16	3,299
Loews Corp.	96	3,292
W R Berkley Corp.	56	3,208
Regency Centers Corp. REIT	68	3,121
Host Hotels & Resorts, Inc. REIT	281	3,032
Iron Mountain, Inc. REIT	115	3,002
Globe Life, Inc.	39	2,895
Lincoln National Corp.	77	2,833
Assurant, Inc.	24	2,479
Vornado Realty Trust REIT	63	2,407
Federal Realty Investment Trust REIT	28	2,386
Franklin Resources, Inc.	110	2,307
Apartment Investment & Management Co. — Class A REIT	59	2,221
Zions Bancorp North America	65	2,210
Kimco Realty Corp. REIT	172	2,208
Comerica, Inc.	55	2,096
People’s United Financial, Inc.	169	1,955
Invesco Ltd.	150	1,614
SL Green Realty Corp. REIT	30	1,479
Unum Group	81	1,344
Total Financial		1,484,219

Industrial - 2.9%
Union Pacific Corp.	270	45,649
Honeywell International, Inc.	279	40,341
Boeing Co.	213	39,043
Raytheon Technologies Corp.	586	36,109
Lockheed Martin Corp.	98	35,762
3M Co.	229	35,722
United Parcel Service, Inc. — Class B	280	31,130
Caterpillar, Inc.	216	27,324
General Electric Co.	3,484	23,796
CSX Corp.	305	21,271
Illinois Tool Works, Inc.	114	19,933
Deere & Co.	125	19,644
Northrop Grumman Corp.	62	19,061
Norfolk Southern Corp.	102	17,908
Waste Management, Inc.	155	16,416
Roper Technologies, Inc.	42	16,307
Emerson Electric Co.	238	14,763
L3Harris Technologies, Inc.	86	14,592
Eaton Corporation plc	159	13,909
General Dynamics Corp.	93	13,900
FedEx Corp.	96	13,461
Amphenol Corp. — Class A	118	11,305
Agilent Technologies, Inc.	123	10,869
TE Connectivity Ltd.	131	10,683
Johnson Controls International plc	296	10,106
Rockwell Automation, Inc.	46	9,798
Parker-Hannifin Corp.	51	9,347

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
NOVA FUND

	Shares	Value
Otis Worldwide Corp.	162	$9,211
Ball Corp.	130	9,034
TransDigm Group, Inc.	20	8,841
Stanley Black & Decker, Inc.	61	8,502
Trane Technologies plc	95	8,453
AMETEK, Inc.	91	8,133
Mettler-Toledo International, Inc.*	10	8,055
Fortive Corp.	118	7,984
Keysight Technologies, Inc.*	74	7,458
Carrier Global Corp.	324	7,199
Republic Services, Inc. — Class A	84	6,892
Old Dominion Freight Line, Inc.	38	6,444
Amcor plc	627	6,401
Vulcan Materials Co.	53	6,140
Kansas City Southern	38	5,673
Garmin Ltd.	58	5,655
Dover Corp.	57	5,504
Masco Corp.	105	5,272
Martin Marietta Materials, Inc.	25	5,164
Expeditors International of Washington, Inc.	66	5,019
IDEX Corp.	30	4,741
Xylem, Inc.	72	4,677
Teledyne Technologies, Inc.*	15	4,664
Waters Corp.*	25	4,510
Jacobs Engineering Group, Inc.	52	4,410
PerkinElmer, Inc.	44	4,316
CH Robinson Worldwide, Inc.	54	4,269
Westinghouse Air Brake Technologies Corp.	72	4,145
J.B. Hunt Transport Services, Inc.	34	4,092
Ingersoll Rand, Inc.*	138	3,881
Packaging Corporation of America	38	3,792
Allegion plc	37	3,782
Fortune Brands Home & Security, Inc.	56	3,580
Snap-on, Inc.	22	3,047
Textron, Inc.	91	2,995
Westrock Co.	103	2,911
Huntington Ingalls Industries, Inc.	16	2,792
A O Smith Corp.	54	2,544
Pentair plc	66	2,508
Howmet Aerospace, Inc.	153	2,425
FLIR Systems, Inc.	52	2,110
Sealed Air Corp.	62	2,037
Flowserve Corp.	52	1,483
Total Industrial		798,894

Consumer, Cyclical - 2.9%
Home Depot, Inc.	428	107,218
Walmart, Inc.	564	67,556
McDonald’s Corp.	296	54,603
Costco Wholesale Corp.	176	53,365
NIKE, Inc. — Class B	494	48,437
Lowe’s Companies, Inc.	301	40,671
Starbucks Corp.	465	34,219
TJX Companies, Inc.	477	24,117
Target Corp.	199	23,866
Dollar General Corp.	100	19,051
General Motors Co.	501	12,675
O’Reilly Automotive, Inc.*	30	12,650
Walgreens Boots Alliance, Inc.	293	12,420
Ross Stores, Inc.	142	12,104
Chipotle Mexican Grill, Inc. — Class A*	10	10,524
Yum! Brands, Inc.	120	10,429
PACCAR, Inc.	138	10,329
Cummins, Inc.	59	10,222
AutoZone, Inc.*	9	10,153
Fastenal Co.	228	9,768
Ford Motor Co.	1,555	9,455
Marriott International, Inc. — Class A	107	9,173
Dollar Tree, Inc.*	94	8,712
Aptiv plc	107	8,337
Hilton Worldwide Holdings, Inc.	110	8,080
Best Buy Company, Inc.	91	7,942
VF Corp.	127	7,739
DR Horton, Inc.	132	7,319
Southwest Airlines Co.	214	7,314
Copart, Inc.*	82	6,828
Lennar Corp. — Class A	109	6,717
Delta Air Lines, Inc.	226	6,339
Las Vegas Sands Corp.	134	6,102
Tractor Supply Co.	46	6,062
Domino’s Pizza, Inc.	16	5,911
CarMax, Inc.*	65	5,821
WW Grainger, Inc.	17	5,341
Tiffany & Co.	43	5,243
Genuine Parts Co.	57	4,957
Ulta Beauty, Inc.*	22	4,475
Advance Auto Parts, Inc.	28	3,989
Darden Restaurants, Inc.	52	3,940
Hasbro, Inc.	51	3,822
United Airlines Holdings, Inc.*	101	3,496
Royal Caribbean Cruises Ltd.[1]	68	3,421
PulteGroup, Inc.	100	3,403
MGM Resorts International	196	3,293
NVR, Inc.*	1	3,259
Whirlpool Corp.	25	3,238
LKQ Corp.*	121	3,170
Carnival Corp.[1]	189	3,103
BorgWarner, Inc.	83	2,930
Wynn Resorts Ltd.	39	2,905
American Airlines Group, Inc.[1]	198	2,588
Live Nation Entertainment, Inc.*	57	2,527
Mohawk Industries, Inc.*	24	2,442
Newell Brands, Inc.	152	2,414
Leggett & Platt, Inc.	53	1,863
Alaska Air Group, Inc.	49	1,777
Norwegian Cruise Line Holdings Ltd.*,1	102	1,676
Hanesbrands, Inc.	139	1,569
Tapestry, Inc.	110	1,461
L Brands, Inc.	93	1,392
Ralph Lauren Corp. — Class A	19	1,378
PVH Corp.	28	1,345
Kohl’s Corp.	63	1,309

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
NOVA FUND

	Shares	Value
Gap, Inc.	85	$1,073
Under Armour, Inc. — Class A*	75	731
Under Armour, Inc. — Class C*	78	690
Total Consumer, Cyclical		792,448

Utilities - 1.1%
NextEra Energy, Inc.	195	46,833
Dominion Energy, Inc.	334	27,114
Duke Energy Corp.	293	23,408
Southern Co.	420	21,777
American Electric Power Company, Inc.	197	15,689
Exelon Corp.	388	14,081
Sempra Energy	116	13,599
Xcel Energy, Inc.	209	13,063
Eversource Energy	134	11,158
WEC Energy Group, Inc.	126	11,044
Public Service Enterprise Group, Inc.	201	9,881
Consolidated Edison, Inc.	133	9,567
American Water Works Company, Inc.	72	9,263
FirstEnergy Corp.	216	8,376
DTE Energy Co.	77	8,277
Edison International	150	8,147
PPL Corp.	306	7,907
Entergy Corp.	80	7,505
Ameren Corp.	98	6,895
CMS Energy Corp.	114	6,660
Evergy, Inc.	90	5,336
Atmos Energy Corp.	49	4,879
Alliant Energy Corp.	99	4,736
CenterPoint Energy, Inc.	217	4,051
AES Corp.	265	3,840
NiSource, Inc.	152	3,457
Pinnacle West Capital Corp.	45	3,298
NRG Energy, Inc.	97	3,158
Total Utilities		312,999

Energy - 1.1%
Exxon Mobil Corp.	1,684	75,308
Chevron Corp.	743	66,298
ConocoPhillips	427	17,943
Phillips 66	174	12,511
EOG Resources, Inc.	232	11,753
Kinder Morgan, Inc.	774	11,742
Schlumberger Ltd.	553	10,169
Marathon Petroleum Corp.	259	9,681
Valero Energy Corp.	162	9,529
Williams Companies, Inc.	483	9,187
Occidental Petroleum Corp.	358	6,551
Pioneer Natural Resources Co.	66	6,448
ONEOK, Inc.	175	5,813
Hess Corp.	104	5,388
Halliburton Co.	349	4,530
Concho Resources, Inc.	78	4,017
Baker Hughes Co.	261	4,017
Cabot Oil & Gas Corp. — Class A	159	2,732
Diamondback Energy, Inc.	63	2,635
Apache Corp.	150	2,025
Marathon Oil Corp.	315	1,928
National Oilwell Varco, Inc.	155	1,899
Devon Energy Corp.	152	1,724
HollyFrontier Corp.	59	1,723
Noble Energy, Inc.	191	1,711
TechnipFMC plc	167	1,142
Total Energy		288,404

Basic Materials - 0.8%
Linde plc	209	44,331
Air Products & Chemicals, Inc.	88	21,248
Newmont Corp.	320	19,757
Ecolab, Inc.	98	19,497
Sherwin-Williams Co.	32	18,491
DuPont de Nemours, Inc.	292	15,514
Dow, Inc.	295	12,024
PPG Industries, Inc.	94	9,970
LyondellBasell Industries N.V. — Class A	102	6,703
Freeport-McMoRan, Inc.	578	6,688
International Paper Co.	157	5,528
International Flavors & Fragrances, Inc.[1]	43	5,266
FMC Corp.	52	5,180
Nucor Corp.	120	4,969
Celanese Corp. — Class A	47	4,058
Eastman Chemical Co.	54	3,761
Albemarle Corp.	42	3,243
CF Industries Holdings, Inc.	85	2,392
Mosaic Co.	139	1,739
Total Basic Materials		210,359

Total Common Stocks
(Cost $8,972,258)		10,206,860

RIGHTS† - 0.0%
Communications - 0.0%
T-Mobile US, Inc.
Expires 07/27/20*	167	28
Total Rights
(Cost $—)		28

MUTUAL FUNDS† - 37.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	606,776	6,019,221
Guggenheim Strategy Fund II2	173,348	4,286,895
Total Mutual Funds
(Cost $10,257,889)		10,306,116

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
NOVA FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 9.2%
U.S. Treasury Bills
0.15% due 09/17/20[3,4]	$2,500,000	$2,499,215
0.15% due 07/23/20[4,5]	25,000	24,998
Total U.S. Treasury Bills
(Cost $2,524,158)		2,524,213

REPURCHASE AGREEMENTS††,6 - 14.7%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[3]	2,231,552	2,231,552
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[3]	924,186	924,186
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[3]	868,735	868,735
Total Repurchase Agreements
(Cost $4,024,473)		4,024,473

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[8]	7,788	7,788
Total Securities Lending Collateral
(Cost $7,788)		7,788

Total Investments - 98.6%
(Cost $25,786,566)		$27,069,478
Other Assets & Liabilities, net - 1.4%		372,261
Total Net Assets - 100.0%		$27,441,739

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	35	Sep 2020	$5,397,438	$(52,189)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	0.56% (1 Week USD LIBOR + 0.45%)	At Maturity	07/28/20	4,872	$15,103,260	$444,481
BNP Paribas	S&P 500 Index	0.73% (1 Month USD LIBOR + 0.55%)	At Maturity	07/29/20	1,835	5,690,318	91,698
Barclays Bank plc	S&P 500 Index	0.56% (1 Week USD LIBOR + 0.45%)	At Maturity	07/30/20	1,552	4,810,300	25,647
						$25,603,878	$561,826

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
NOVA FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of June 30, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,206,860	$—	$—	$10,206,860
Rights	28	—	—	28
Mutual Funds	10,306,116	—	—	10,306,116
U.S. Treasury Bills	—	2,524,213	—	2,524,213
Repurchase Agreements	—	4,024,473	—	4,024,473
Securities Lending Collateral	7,788	—	—	7,788
Total Return Swap Agreements**	—	561,826	—	561,826
Total Assets	$20,520,792	$7,110,512	$—	$27,631,304

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Futures Contracts**	$52,189	$—	$—	$52,189

**	This derivative is reported as unrealized appreciation/depreciation at period end.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
NOVA FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$11,694,627	$1,102,302	$(8,500,000)	$(40,261)	$30,227	$4,286,895	173,348	$52,906
Guggenheim Ultra Short Duration Fund — Institutional Class	9,690,414	12,952,426	(16,700,000)	34,825	41,556	6,019,221	606,776	52,879
	$21,385,041	$14,054,728	$(25,200,000)	$(5,436)	$71,783	$10,306,116		$105,785

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value - including $7,544 of securities loaned (cost $11,504,204)	$12,738,889
Investments in affiliated issuers, at value (cost $10,257,889)	10,306,116
Repurchase agreements, at value (cost $4,024,473)	4,024,473
Cash	125
Segregated cash with broker	395,126
Unrealized appreciation on OTC swap agreements	561,826
Receivables:
Securities sold	5,029,910
Variation margin on futures contracts	63,963
Swap settlement	47,769
Dividends	21,175
Fund shares sold	24
Securities lending income	23
Interest	8
Total assets	33,189,427

Liabilities:
Payable for:
Fund shares redeemed	3,636,261
Securities purchased	2,012,749
Management fees	18,524
Return of securities lending collateral	7,788
Transfer agent and administrative fees	7,186
Investor service fees	6,678
Portfolio accounting fees	2,671
Trustees’ fees*	538
Miscellaneous	55,293
Total liabilities	5,747,688
Commitments and contingent liabilities (Note 11)	—
Net assets	$27,441,739

Net assets consist of:
Paid in capital	$28,145,385
Total distributable earnings (loss)	(703,646)
Net assets	$27,441,739
Capital shares outstanding	225,016
Net asset value per share	$121.95

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$123,833
Dividends from securities of affiliated issuers	105,785
Interest	25,596
Income from securities lending, net	70
Total investment income	255.284

Expenses:
Management fees	116,644
Investor service fees	38,881
Transfer agent and administrative fees	41,836
Professional fees	32,060
Portfolio accounting fees	15,552
Trustees’ fees*	4,008
Custodian fees	3,897
Line of credit fees	458
Miscellaneous	17,681
Total expenses	271,017
Less:
Expenses waived by Adviser	(7,856)
Net expenses	263,161
Net investment loss	(7,877)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,168,761)
Investments in affiliated issuers	(5,436)
Swap agreements	(1,960,525)
Futures contracts	(459,765)
Net realized loss	(5,594,487)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	623,402
Investments in affiliated issuers	71,783
Swap agreements	636,343
Futures contracts	(52,189)
Net change in unrealized appreciation (depreciation)	1,279,339
Net realized and unrealized loss	(4,315,148)
Net decrease in net assets resulting from operations	$(4,323,025)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(7,877)	$282,333
Net realized gain (loss) on investments	(5,594,487)	11,022,256
Net change in unrealized appreciation (depreciation) on investments	1,279,339	(439,154)
Net increase (decrease) in net assets resulting from operations	(4,323,025)	10,865,435

Distributions to shareholders	—	(297,044)

Capital share transactions:
Proceeds from sale of shares	77,850,125	152,990,650
Distributions reinvested	—	297,044
Cost of shares redeemed	(82,630,792)	(159,619,797)
Net decrease from capital share transactions	(4,780,667)	(6,332,103)
Net increase (decrease) in net assets	(9,103,692)	4,236,288

Net assets:
Beginning of period	36,545,431	32,309,143
End of period	$27,441,739	$36,545,431

Capital share activity:
Shares sold	654,999	1,310,221
Shares issued from reinvestment of distributions	—	2,415
Shares redeemed	(699,333)	(1,384,986)
Net decrease in shares	(44,334)	(72,350)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$135.68	$94.55	$113.00	$89.58	$77.42	$77.97
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	.90	.83	.22	.06	(.12)
Net gain (loss) on investments (realized and unrealized)	(13.70)	41.55	(11.15)	27.62	12.10	(.43)
Total from investment operations	(13.73)	42.45	(10.32)	27.84	12.16	(.55)
Less distributions from:
Net investment income	—	(1.32)	(.21)	(.05)	—	—
Net realized gains	—	—	(7.92)	(4.37)	—	—
Total distributions	—	(1.32)	(8.13)	(4.42)	—	—
Net asset value, end of period	$121.95	$135.68	$94.55	$113.00	$89.58	$77.42

Total Return[c]	(10.12)%	45.04%	(10.32%)	31.78%	15.72%	(0.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,442	$36,545	$32,309	$51,725	$38,768	$30,483
Ratios to average net assets:
Net investment income (loss)	(0.05%)	0.77%	0.73%	0.22%	0.04%	(0.15%)
Total expenses[d]	1.74%	1.72%	1.62%	1.61%	1.56%	1.51%
Net expenses[e]	1.69%	1.66%	1.61%	1.61%	1.56%	1.51%
Portfolio turnover rate	411%	336%	604%	412%	636%	342%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 2:1 share split effective December 1, 2016.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	28.4%
Guggenheim Strategy Fund II	18.5%
Total	46.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	(7.20%)	(15.87%)	(11.95%)	(15.08%)
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 46.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	101,903	$1,010,881
Guggenheim Strategy Fund II1	26,686	659,950
Total Mutual Funds
(Cost $1,658,953)		1,670,831

	Face Amount
FEDERAL AGENCY NOTES†† - 2.8%
Farmer Mac
0.23% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$100,000	100,000
Total Federal Agency Notes
(Cost $100,000)		100,000

FEDERAL AGENCY DISCOUNT NOTES†† - 2.8%
Federal Home Loan Bank
1.56% due 07/02/20[3]	100,000	99,996
Total Federal Agency Discount Notes
(Cost $99,996)		99,996

REPURCHASE AGREEMENTS††,4 - 50.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[5]	1,001,702	1,001,702
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[5]	414,850	414,850
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[5]	389,959	389,959
Total Repurchase Agreements
(Cost $1,806,511)		1,806,511

Total Investments - 103.1%
(Cost $3,665,460)		$3,677,338
Other Assets & Liabilities, net - (3.1)%		(109,941)
Total Net Assets - 100.0%		$3,567,397

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	1	Sep 2020	$154,213	$(2,279)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P 500 Index	(0.41)% (1 Week USD LIBOR + 0.30%)	At Maturity	07/30/20	67	$206,627	$(1,102)
BNP Paribas	S&P 500 Index	(0.23)% (1 Month USD LIBOR + 0.05%)	At Maturity	07/29/20	161	499,538	(8,923)
Goldman Sachs International	S&P 500 Index	(0.46)% (1 Week USD LIBOR + 0.35%)	At Maturity	07/28/20	869	2,695,414	(79,326)
						$3,401,579	$(89,351)

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,670,831	$—	$—	$1,670,831
Federal Agency Notes	—	100,000	—	100,000
Federal Agency Discount Notes	—	99,996	—	99,996
Repurchase Agreements	—	1,806,511	—	1,806,511
Total Assets	$1,670,831	$2,006,507	$—	$3,677,338

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Futures Contracts**	$2,279	$—	$—	$2,279
Total Return Swap Agreements**	—	89,351	—	89,351
Total Liabilities	$2,279	$89,351	$—	$91,630

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$404,003	$8,311,477	$(8,050,000)	$(5,956)	$426	$659,950	26,686	$11,500
Guggenheim Ultra Short Duration Fund — Institutional Class	454,324	10,861,189	(10,302,000)	(13,196)	10,564	1,010,881	101,903	11,210
	$858,327	$19,172,666	$(18,352,000)	$(19,152)	$10,990	$1,670,831		$22,710

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $199,996)	$199,996
Investments in affiliated issuers, at value (cost $1,658,953)	1,670,831
Repurchase agreements, at value (cost $1,806,511)	1,806,511
Segregated cash with broker	12,000
Receivables:
Dividends	2,099
Interest	23
Total assets	3,691,460

Liabilities:
Unrealized depreciation on OTC swap agreements	89,351
Payable for:
Fund shares redeemed	8,269
Swap settlement	8,226
Management fees	2,897
Securities purchased	2,099
Variation margin on futures contracts	1,828
Transfer agent and administrative fees	933
Investor service fees	867
Portfolio accounting fees	347
Trustees’ fees*	89
Miscellaneous	9,157
Total liabilities	124,063
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,567,397

Net assets consist of:
Paid in capital	$20,033,631
Total distributable earnings (loss)	(16,466,234)
Net assets	$3,567,397
Capital shares outstanding	69,527
Net asset value per share	$51.31

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$22,710
Interest	12,664
Total investment income	35,374

Expenses:
Management fees	27,800
Investor service fees	7,722
Transfer agent and administrative fees	8,309
Professional fees	6,358
Portfolio accounting fees	3,089
Custodian fees	458
Trustees’ fees*	456
Miscellaneous	4,161
Total expenses	58,353
Less:
Expenses waived by Adviser	(1,616)
Net expenses	56,737
Net investment loss	(21,363)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(19,152)
Swap agreements	(1,644,007)
Futures contracts	12,842
Net realized loss	(1,650,317)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5)
Investments in affiliated issuers	10,990
Swap agreements	(89,808)
Futures contracts	(2,279)
Net change in unrealized appreciation (depreciation)	(81,102)
Net realized and unrealized loss	(1,731,419)
Net decrease in net assets resulting from operations	$(1,752,782)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(21,363)	$25,204
Net realized loss on investments	(1,650,317)	(883,052)
Net change in unrealized appreciation (depreciation) on investments	(81,102)	47,214
Net decrease in net assets resulting from operations	(1,752,782)	(810,634)

Distributions to shareholders	—	(23,392)

Capital share transactions:
Proceeds from sale of shares	152,143,156	111,588,598
Distributions reinvested	—	23,392
Cost of shares redeemed	(148,581,912)	(113,432,091)
Net increase (decrease) from capital share transactions	3,561,244	(1,820,101)
Net increase (decrease) in net assets	1,808,462	(2,654,127)

Net assets:
Beginning of period	1,758,935	4,413,062
End of period	$3,567,397	$1,758,935

Capital share activity:
Shares sold	2,733,498	1,815,183
Shares issued from reinvestment of distributions	—	394
Shares redeemed	(2,695,785)	(1,844,755)
Net increase (decrease) in shares	37,713	(29,178)

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$55.29	$72.35	$69.60	$84.21	$95.71	$100.13
Income (loss) from investment operations:
Net investment income (loss)[b]	(.19)	.44	.41	(.11)	(.11)	(1.32)
Net gain (loss) on investments (realized and unrealized)	(3.79)	(16.97)	2.34	(14.50)	(11.39)	(3.10)
Total from investment operations	(3.98)	(16.53)	2.75	(14.61)	(11.50)	(4.42)
Less distributions from:
Net investment income	—	(.53)	—	—	—	—
Total distributions	—	(.53)	—	—	—	—
Net asset value, end of period	$51.31	$55.29	$72.35	$69.60	$84.21	$95.71

Total Return[c]	(7.20%)	(22.91%)	3.95%	(17.35%)	(12.01%)	(4.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,567	$1,759	$4,413	$2,573	$4,584	$9,497
Ratios to average net assets:
Net investment income (loss)	(0.69%)	0.71%	0.61%	(0.15%)	(0.69%)	(1.38%)
Total expenses[d]	1.89%	1.88%	1.77%	1.76%	1.71%	1.66%
Net expenses[e]	1.84%	1.82%	1.76%	1.76%	1.71%	1.66%
Portfolio turnover rate	839%	442%	540%	100%	311%	137%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	14.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	13.6%
Apple, Inc.	7.8%
Microsoft Corp.	7.7%
Amazon.com, Inc.	6.8%
Facebook, Inc. — Class A	2.7%
Alphabet, Inc. — Class A	2.4%
Alphabet, Inc. — Class C	2.4%
Intel Corp.	1.6%
NVIDIA Corp.	1.5%
Top Ten Total	61.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
NASDAQ-100® Fund	14.39%	29.61%	17.40%	18.67%
NASDAQ-100 Index	16.89%	33.78%	19.58%	20.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 65.0%

Technology - 29.3%
Apple, Inc.	21,050	$7,679,040
Microsoft Corp.	36,829	7,495,070
Intel Corp.	26,230	1,569,341
NVIDIA Corp.	3,810	1,447,457
Adobe, Inc.*	2,985	1,299,400
Broadcom, Inc.	2,477	781,766
Texas Instruments, Inc.	5,686	721,952
QUALCOMM, Inc.	6,969	635,643
Intuit, Inc.	1,616	478,643
Fiserv, Inc.*	4,148	404,928
Advanced Micro Devices, Inc.*	7,256	381,738
Activision Blizzard, Inc.	4,773	362,271
Micron Technology, Inc.*	6,890	354,973
Applied Materials, Inc.	5,678	343,235
Autodesk, Inc.*	1,358	324,820
Lam Research Corp.	899	290,791
Analog Devices, Inc.	2,283	279,987
Zoom Video Communications, Inc. — Class A*	1,038	263,175
Electronic Arts, Inc.*	1,788	236,105
Workday, Inc. — Class A*	1,078	201,974
NetEase, Inc. ADR	459	197,085
NXP Semiconductor N.V.	1,728	197,061
Splunk, Inc.*	983	195,322
DocuSign, Inc.*	1,131	194,770
Cognizant Technology Solutions Corp. — Class A	3,349	190,290
KLA Corp.	961	186,895
Synopsys, Inc.*	933	181,935
ASML Holding N.V. — Class G	476	175,182
Paychex, Inc.	2,222	168,317
Cadence Design Systems, Inc.*	1,729	165,915
Microchip Technology, Inc.	1,520	160,071
ANSYS, Inc.*	530	154,617
Xilinx, Inc.	1,506	148,175
Skyworks Solutions, Inc.	1,034	132,207
Cerner Corp.	1,886	129,285
Citrix Systems, Inc.	765	113,151
Maxim Integrated Products, Inc.	1,652	100,128
Take-Two Interactive Software, Inc.*	706	98,536
Check Point Software Technologies Ltd.*	886	95,183
Western Digital Corp.	1,857	81,986
NetApp, Inc.	1,370	60,787
Total Technology		28,679,207

Communications - 21.7%
Amazon.com, Inc.*	2,422	6,681,862
Facebook, Inc. — Class A*	11,678	2,651,723
Alphabet, Inc. — Class A*	1,672	2,370,980
Alphabet, Inc. — Class C*	1,633	2,308,425
Netflix, Inc.*	2,725	1,239,984
Cisco Systems, Inc.	26,158	1,220,009
Comcast Corp. — Class A	28,217	1,099,899
T-Mobile US, Inc.*	7,656	797,373
Charter Communications, Inc. — Class A*	1,279	652,341
Booking Holdings, Inc.*	254	404,454
JD.com, Inc. ADR*	5,751	346,095
MercadoLibre, Inc.*	308	303,617
eBay, Inc.	4,353	228,315
Baidu, Inc. ADR*	1,703	204,173
Sirius XM Holdings, Inc.	27,129	159,247
VeriSign, Inc.*	715	147,883
CDW Corp.	881	102,355
Trip.com Group Ltd. ADR*	3,240	83,981
Expedia Group, Inc.	839	68,966
Fox Corp. — Class A	2,123	56,939
Liberty Global plc — Class C*	2,549	54,829
Fox Corp. — Class B	1,617	43,400
Liberty Global plc — Class A*	1,129	24,680
Total Communications		21,251,530

Consumer, Non-cyclical - 8.9%
PayPal Holdings, Inc.*	7,274	1,267,349
PepsiCo, Inc.	8,596	1,136,907
Amgen, Inc.	3,644	859,474
Gilead Sciences, Inc.	7,771	597,901
Vertex Pharmaceuticals, Inc.*	1,606	466,238
Mondelez International, Inc. — Class A	8,843	452,143
Intuitive Surgical, Inc.*	722	411,417
Automatic Data Processing, Inc.	2,663	396,494
Regeneron Pharmaceuticals, Inc.*	624	389,157
Illumina, Inc.*	911	337,389
Biogen, Inc.*	1,011	270,493
Kraft Heinz Co.	7,570	241,407
DexCom, Inc.*	572	231,889
Monster Beverage Corp.*	3,262	226,122
Seattle Genetics, Inc.*	1,072	182,154
IDEXX Laboratories, Inc.*	526	173,664
CoStar Group, Inc.*	242	171,982
Cintas Corp.	644	171,536
Verisk Analytics, Inc. — Class A	1,005	171,051
Alexion Pharmaceuticals, Inc.*	1,368	153,544
Incyte Corp.*	1,346	139,944
BioMarin Pharmaceutical, Inc.*	1,120	138,141
Align Technology, Inc.*	488	133,927
Total Consumer, Non-cyclical		8,720,323

Consumer, Cyclical - 4.4%
Tesla, Inc.*	1,148	1,239,622
Costco Wholesale Corp.	2,735	829,279
Starbucks Corp.	7,238	532,644
Lululemon Athletica, Inc.*	770	240,248
Walgreens Boots Alliance, Inc.	5,435	230,390
O’Reilly Automotive, Inc.*	460	193,968
Ross Stores, Inc.	2,201	187,613
Marriott International, Inc. — Class A	2,009	172,231
PACCAR, Inc.	2,142	160,329
Fastenal Co.	3,549	152,039
Dollar Tree, Inc.*	1,469	136,147
Copart, Inc.*	1,454	121,075

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
NASDAQ-100® FUND

	Shares	Value
Ulta Beauty, Inc.*	349	$70,994
Total Consumer, Cyclical		4,266,579

Utilities - 0.4%
Exelon Corp.	6,037	219,083
Xcel Energy, Inc.	3,253	203,312
Total Utilities		422,395

Industrial - 0.3%
CSX Corp.	4,742	330,707

Total Common Stocks
(Cost $46,745,009)		63,670,741

RIGHTS† - 0.0%
Communications - 0.0%
T-Mobile US, Inc.
Expires 07/27/20*	7,656	1,286
Total Rights
(Cost $—)		1,286

MUTUAL FUNDS† - 28.4%
Guggenheim Strategy Fund II1	587,684	14,533,414
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,342,036	13,312,997
Total Mutual Funds
(Cost $27,922,691)		27,846,411

	Face Amount
U.S. TREASURY BILLS†† - 2.8%
U.S. Treasury Bills
0.15% due 07/23/20[2,3]	$2,111,000	2,110,842
0.15% due 09/17/20[3,4]	600,000	599,811
Total U.S. Treasury Bills
(Cost $2,710,597)		2,710,653

REPURCHASE AGREEMENTS††,5 - 3.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[4]	1,947,438	1,947,438
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[4]	806,522	806,522
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[4]	758,131	758,131
Total Repurchase Agreements
(Cost $3,512,091)		3,512,091

Total Investments - 99.8%
(Cost $80,890,388)		$97,741,182
Other Assets & Liabilities, net - 0.2%		197,131
Total Net Assets - 100.0%		$97,938,313

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	132	Sep 2020	$26,753,100	$1,384,898

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	0.66% (1 Week USD LIBOR + 0.55%)	At Maturity	07/28/20	280	$2,846,957	$83,943
Barclays Bank plc	NASDAQ-100 Index	0.61% (1 Week USD LIBOR + 0.50%)	At Maturity	07/30/20	366	3,715,693	20,128
BNP Paribas	NASDAQ-100 Index	0.83% (1 Month USD LIBOR + 0.65%)	At Maturity	07/29/20	102	1,035,747	15,720
						$7,598,397	$119,791

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
[5]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$63,670,741	$—	$—	$63,670,741
Rights	1,286	—	—	1,286
Mutual Funds	27,846,411	—	—	27,846,411
U.S. Treasury Bills	—	2,710,653	—	2,710,653
Repurchase Agreements	—	3,512,091	—	3,512,091
Futures Contracts**	1,384,898	—	—	1,384,898
Total Return Swap Agreements**	—	119,791	—	119,791
Total Assets	$92,903,336	$6,342,535	$—	$99,245,871

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$25,485,051	$800,900	$(11,550,000)	$(344,448)	$141,911	$14,533,414	587,684	$202,341
Guggenheim Ultra Short Duration Fund — Institutional Class	23,136,219	3,203,927	(12,800,000)	(237,322)	10,173	13,312,997	1,342,036	155,008
	$48,621,270	$4,004,827	$(24,350,000)	$(581,770)	$152,084	$27,846,411		$357,349

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $49,455,606)	$66,382,680
Investments in affiliated issuers, at value (cost $27,922,691)	27,846,411
Repurchase agreements, at value (cost $3,512,091)	3,512,091
Unrealized appreciation on OTC swap agreements	119,791
Receivables:
Variation margin on futures contracts	422,400
Dividends	46,218
Swap settlement	437
Fund shares sold	28
Interest	7
Securities lending income	3
Total assets	98,330,066

Liabilities:
Payable for:
Fund shares redeemed	102,034
Management fees	54,112
Securities purchased	31,896
Transfer agent and administrative fees	20,331
Investor service fees	18,895
Portfolio accounting fees	7,558
Trustees’ fees*	1,448
Miscellaneous	155,479
Total liabilities	391,753
Commitments and contingent liabilities (Note 11)	—
Net assets	$97,938,313

Net assets consist of:
Paid in capital	$57,979,087
Total distributable earnings (loss)	39,959,226
Net assets	$97,938,313
Capital shares outstanding	1,752,323
Net asset value per share	$55.89

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $130)	$205,505
Dividends from securities of affiliated issuers	357,349
Interest	40,381
Income from securities lending, net	35
Total investment income	603,270

Expenses:
Management fees	331,674
Investor service fees	110,558
Transfer agent and administrative fees	118,960
Professional fees	88,122
Portfolio accounting fees	44,223
Trustees’ fees*	8,530
Custodian fees	6,796
Interest expense	7
Miscellaneous	75,978
Total expenses	784,848
Less:
Expenses waived by Adviser	(21,506)
Net expenses	763,342
Net investment loss	(160,072)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,475,870
Investments in affiliated issuers	(581,770)
Swap agreements	1,453,973
Futures contracts	3,772,856
Net realized gain	10,120,929
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,165,283
Investments in affiliated issuers	152,084
Swap agreements	127,713
Futures contracts	832,865
Net change in unrealized appreciation (depreciation)	4,277,945
Net realized and unrealized gain	14,398,874
Net increase in net assets resulting from operations	$14,238,802

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(160,072)	$308,926
Net realized gain on investments	10,120,929	21,372,288
Net change in unrealized appreciation (depreciation) on investments	4,277,945	710,012
Net increase in net assets resulting from operations	14,238,802	22,391,226

Distributions to shareholders	—	(1,783,685)

Capital share transactions:
Proceeds from sale of shares	133,985,767	168,074,241
Distributions reinvested	—	1,783,685
Cost of shares redeemed	(136,909,465)	(164,457,984)
Net increase (decrease) from capital share transactions	(2,923,698)	5,399,942
Net increase in net assets	11,315,104	26,007,483

Net assets:
Beginning of period	86,623,209	60,615,726
End of period	$97,938,313	$86,623,209

Capital share activity:
Shares sold	2,789,101	3,917,054
Shares issued from reinvestment of distributions	—	39,646
Shares redeemed	(2,809,489)	(3,842,054)
Net increase (decrease) in shares	(20,388)	114,646

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$48.86	$36.56	$38.70	$31.89	$34.16	$33.70
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	.18	.04	(.11)	(.11)	(.16)
Net gain (loss) on investments (realized and unrealized)	7.12	13.20	(.49)	9.73	1.92	2.90
Total from investment operations	7.03	13.38	(.45)	9.62	1.81	2.74
Less distributions from:
Net investment income	—	(.05)	—	—	—	—
Net realized gains	—	(1.03)	(1.69)	(2.81)	(4.08)	(2.28)
Total distributions	—	(1.08)	(1.69)	(2.81)	(4.08)	(2.28)
Net asset value, end of period	$55.89	$48.86	$36.56	$38.70	$31.89	$34.16

Total Return[c]	14.39%	36.86%	(1.81%)	31.12%	5.98%	8.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$97,938	$86,623	$60,616	$76,862	$61,516	$98,543
Ratios to average net assets:
Net investment income (loss)	(0.36%)	0.41%	0.11%	(0.30%)	(0.34%)	(0.47%)
Total expenses[d]	1.77%	1.76%	1.66%	1.64%	1.60%	1.54%
Net expenses[e]	1.73%	1.70%	1.66%	1.64%	1.60%	1.54%
Portfolio turnover rate	98%	61%	80%	101%	284%	241%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	20.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	20.3%
Total	41.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	(22.91%)	(32.51%)	(19.48%)	(20.29%)
NASDAQ-100 Index	16.89%	33.78%	19.58%	20.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 41.2%
Guggenheim Strategy Fund II1	4,505	$111,417
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	10,864	107,775
Total Mutual Funds
(Cost $218,502)		219,192

	Face Amount
FEDERAL AGENCY NOTES†† - 9.4%
Farmer Mac
0.23% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$50,000	50,000
Total Federal Agency Notes
(Cost $50,000)		50,000

REPURCHASE AGREEMENTS††,3 - 51.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[4]	152,564	152,564
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[4]	63,183	63,183
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[4]	59,392	59,392
Total Repurchase Agreements
(Cost $275,139)		275,139

Total Investments - 102.2%
(Cost $543,641)		$544,331
Other Assets & Liabilities, net - (2.2)%		(11,528)
Total Net Assets - 100.0%		$532,803

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	NASDAQ-100 Index	(0.46)% (1 Week USD LIBOR + 0.35%)	At Maturity	07/30/20	19	$195,771	$(1,060)
BNP Paribas	NASDAQ-100 Index	(0.33)% (1 Month USD LIBOR + 0.15%)	At Maturity	07/29/20	21	213,750	(3,242)
Goldman Sachs International	NASDAQ-100 Index	(0.36)% (1 Week USD LIBOR + 0.25%)	At Maturity	07/28/20	12	117,623	(3,560)
						$527,144	$(7,862)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$219,192	$—	$—	$219,192
Federal Agency Notes	—	50,000	—	50,000
Repurchase Agreements	—	275,139	—	275,139
Total Assets	$219,192	$325,139	$—	$544,331

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Total Return Swap Agreements**	$—	$7,862	$—	$7,862

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$142,166	$1,404,114	$(1,410,000)	$(25,214)	$351	$111,417	4,505	$4,124
Guggenheim Ultra Short Duration Fund — Institutional Class	137,548	1,628,759	(1,640,000)	(18,555)	23	107,775	10,864	3,769
	$279,714	$3,032,873	$(3,050,000)	$(43,769)	$374	$219,192		$7,893

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $50,000)	$50,000
Investments in affiliated issuers, at value (cost $218,502)	219,192
Repurchase agreements, at value (cost $275,139)	275,139
Receivables:
Swap settlement	976
Dividends	363
Interest	10
Total assets	545,680

Liabilities:
Unrealized depreciation on OTC swap agreements	7,862
Payable for:
Management fees	590
Securities purchased	358
Transfer agent and administrative fees	186
Investor service fees	173
Portfolio accounting fees	69
Fund shares redeemed	56
Trustees’ fees*	34
Miscellaneous	3,549
Total liabilities	12,877
Commitments and contingent liabilities (Note 11)	—
Net assets	$532,803

Net assets consist of:
Paid in capital	$8,302,727
Total distributable earnings (loss)	(7,769,924)
Net assets	$532,803
Capital shares outstanding	16,768
Net asset value per share	$31.77

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$7,893
Interest	3,265
Total investment income	11,158

Expenses:
Management fees	9,318
Investor service fees	2,588
Transfer agent and administrative fees	2,785
Professional fees	1,948
Portfolio accounting fees	1,035
Trustees’ fees*	222
Custodian fees	167
Miscellaneous	1,853
Total expenses	19,916
Less:
Expenses waived by Adviser	(508)
Net expenses	19,408
Net investment loss	(8,250)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(43,769)
Swap agreements	(788,065)
Futures contracts	59,207
Net realized loss	(772,627)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	374
Swap agreements	(10,030)
Net change in unrealized appreciation (depreciation)	(9,656)
Net realized and unrealized loss	(782,283)
Net decrease in net assets resulting from operations	$(790,533)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(8,250)	$12,149
Net realized loss on investments	(772,627)	(980,799)
Net change in unrealized appreciation (depreciation) on investments	(9,656)	77,618
Net decrease in net assets resulting from operations	(790,533)	(891,032)

Distributions to shareholders	—	(7,340)

Capital share transactions:
Proceeds from sale of shares	18,651,749	20,383,557
Distributions reinvested	—	7,340
Cost of shares redeemed	(17,920,655)	(26,715,526)
Net increase (decrease) from capital share transactions	731,094	(6,324,629)
Net decrease in net assets	(59,439)	(7,223,001)

Net assets:
Beginning of period	592,242	7,815,243
End of period	$532,803	$592,242

Capital share activity:
Shares sold	473,237	417,235
Shares issued from reinvestment of distributions	—	162
Shares redeemed	(470,839)	(538,614)
Net increase (decrease) in shares	2,398	(121,217)

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$41.21	$57.64	$59.28	$78.68	$86.94	$99.74
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	.34	.32	(.11)	(.18)	(1.36)
Net gain (loss) on investments (realized and unrealized)	(9.28)	(16.47)	(1.96)[g]	(19.29)	(8.08)	(11.44)
Total from investment operations	(9.44)	(16.13)	(1.64)	(19.40)	(8.26)	(12.80)
Less distributions from:
Net investment income	—	(.30)	—	—	—	—
Total distributions	—	(.30)	—	—	—	—
Net asset value, end of period	$31.77	$41.21	$57.64	$59.28	$78.68	$86.94

Total Return[c]	(22.91%)	(28.01%)	(2.77%)	(24.66%)	(9.48%)	(12.87%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$533	$592	$7,815	$772	$2,652	$1,527
Ratios to average net assets:
Net investment income (loss)	(0.80%)	0.70%	0.58%	(0.17%)	(0.78%)	(1.47%)
Total expenses[d]	1.92%	1.92%	1.83%	1.79%	1.74%	1.70%
Net expenses[e]	1.87%	1.84%	1.83%	1.79%	1.74%	1.70%
Portfolio turnover rate	472%	418%	136%	119%	382%	406%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.
[g]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	20.9%
Guggenheim Strategy Fund II	15.0%
Microsoft Corp.	2.7%
Apple, Inc.	2.6%
Amazon.com, Inc.	2.1%
Facebook, Inc. — Class A	1.0%
Alphabet, Inc. — Class A	0.8%
Alphabet, Inc. — Class C	0.7%
Johnson & Johnson	0.7%
Berkshire Hathaway, Inc. — Class B	0.6%
Top Ten Total	47.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	(18.77%)	(3.06%)	13.53%	22.06%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 45.4%

Technology - 10.4%
Microsoft Corp.	2,177	$443,041
Apple, Inc.	1,170	426,816
Intel Corp.	1,215	72,693
NVIDIA Corp.	177	67,244
Adobe, Inc.*	138	60,073
salesforce.com, Inc.*	258	48,331
Accenture plc — Class A	182	39,079
Broadcom, Inc.	115	36,295
Texas Instruments, Inc.	263	33,393
Oracle Corp.	598	33,051
International Business Machines Corp.	255	30,796
QUALCOMM, Inc.	323	29,461
Fidelity National Information Services, Inc.	177	23,734
ServiceNow, Inc.*	55	22,278
Intuit, Inc.	75	22,214
Advanced Micro Devices, Inc.*	336	17,677
Activision Blizzard, Inc.	220	16,698
Micron Technology, Inc.*	319	16,435
Applied Materials, Inc.	263	15,898
Fiserv, Inc.*	161	15,717
Autodesk, Inc.*	63	15,069
Lam Research Corp.	42	13,585
Analog Devices, Inc.	105	12,877
Electronic Arts, Inc.*	82	10,828
Cognizant Technology Solutions Corp. — Class A	155	8,807
KLA Corp.	45	8,752
Synopsys, Inc.*	43	8,385
MSCI, Inc. — Class A	24	8,012
Cadence Design Systems, Inc.*	80	7,677
Microchip Technology, Inc.	70	7,372
ANSYS, Inc.*	25	7,293
HP, Inc.	411	7,164
Paychex, Inc.	91	6,893
Xilinx, Inc.	69	6,789
Skyworks Solutions, Inc.	48	6,137
Cerner Corp.	87	5,964
Fortinet, Inc.*	39	5,354
Akamai Technologies, Inc.*	47	5,033
Citrix Systems, Inc.	33	4,881
Maxim Integrated Products, Inc.	77	4,667
Take-Two Interactive Software, Inc.*	33	4,606
Broadridge Financial Solutions, Inc.	33	4,164
Jack Henry & Associates, Inc.	22	4,049
Paycom Software, Inc.*	13	4,027
Zebra Technologies Corp. — Class A*	15	3,839
Tyler Technologies, Inc.*	11	3,816
Western Digital Corp.	86	3,797
Qorvo, Inc.*	33	3,648
Hewlett Packard Enterprise Co.	369	3,590
Leidos Holdings, Inc.	38	3,559
Seagate Technology plc	65	3,147
NetApp, Inc.	63	2,795
IPG Photonics Corp.*	10	1,604
DXC Technology Co.	73	1,205
Xerox Holdings Corp.	53	811
Total Technology		1,681,120

Consumer, Non-cyclical - 10.2%
Johnson & Johnson	756	106,316
Procter & Gamble Co.	710	84,895
UnitedHealth Group, Inc.	272	80,226
PayPal Holdings, Inc.*	337	58,716
Merck & Company, Inc.	725	56,064
PepsiCo, Inc.	398	52,639
Pfizer, Inc.	1,595	52,157
AbbVie, Inc.	506	49,679
Coca-Cola Co.	1,110	49,595
Abbott Laboratories	508	46,446
Thermo Fisher Scientific, Inc.	112	40,582
Eli Lilly & Co.	242	39,732
Amgen, Inc.	168	39,625
Bristol-Myers Squibb Co.	650	38,220
Medtronic plc	385	35,304
Danaher Corp.	181	32,006
Philip Morris International, Inc.	446	31,247
Gilead Sciences, Inc.	360	27,698
CVS Health Corp.	375	24,364
S&P Global, Inc.	69	22,734
Vertex Pharmaceuticals, Inc.*	74	21,483
Mondelez International, Inc. — Class A	410	20,963
Altria Group, Inc.	534	20,959
Becton Dickinson and Co.	85	20,338
Cigna Corp.	106	19,891
Anthem, Inc.	72	18,935
Intuitive Surgical, Inc.*	33	18,804
Zoetis, Inc.	136	18,637
Automatic Data Processing, Inc.	123	18,313
Regeneron Pharmaceuticals, Inc.*	29	18,086
Colgate-Palmolive Co.	246	18,022
Stryker Corp.	93	16,758
Illumina, Inc.*	42	15,555
Global Payments, Inc.	85	14,418
Boston Scientific Corp.*	410	14,395
Humana, Inc.	37	14,347
Kimberly-Clark Corp.	98	13,852
Moody’s Corp.	46	12,638
Biogen, Inc.*	47	12,575
Baxter International, Inc.	146	12,571
Edwards Lifesciences Corp.*	178	12,302
Estee Lauder Companies, Inc. — Class A	64	12,075
General Mills, Inc.	173	10,666
Centene Corp.*	166	10,549
DexCom, Inc.*	26	10,540
IHS Markit Ltd.	115	8,683
Constellation Brands, Inc. — Class A	48	8,398
Verisk Analytics, Inc. — Class A	47	7,999
Sysco Corp.	146	7,980
IDEXX Laboratories, Inc.*	24	7,924
Clorox Co.	36	7,898
ResMed, Inc.	41	7,872

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
Kroger Co.	226	$7,650
Monster Beverage Corp.*	107	7,417
HCA Healthcare, Inc.	76	7,377
IQVIA Holdings, Inc.*	51	7,236
Alexion Pharmaceuticals, Inc.*	63	7,071
McKesson Corp.	46	7,057
Zimmer Biomet Holdings, Inc.	59	7,042
Cintas Corp.	24	6,393
Archer-Daniels-Midland Co.	159	6,344
McCormick & Company, Inc.	35	6,279
FleetCor Technologies, Inc.*	24	6,037
Equifax, Inc.	34	5,844
Corteva, Inc.	215	5,760
Kraft Heinz Co.	179	5,708
MarketAxess Holdings, Inc.	11	5,510
Align Technology, Inc.*	20	5,489
Hershey Co.	42	5,444
Church & Dwight Company, Inc.	70	5,411
Incyte Corp.*	52	5,406
Tyson Foods, Inc. — Class A	83	4,956
Conagra Brands, Inc.	140	4,924
West Pharmaceutical Services, Inc.	21	4,771
Kellogg Co.	72	4,756
Teleflex, Inc.	13	4,732
Laboratory Corporation of America Holdings*	27	4,485
AmerisourceBergen Corp. — Class A	43	4,333
Cardinal Health, Inc.	83	4,332
Quest Diagnostics, Inc.	38	4,330
Hologic, Inc.*	74	4,218
Cooper Companies, Inc.	14	3,971
Hormel Foods Corp.	80	3,862
STERIS plc	23	3,529
JM Smucker Co.	33	3,492
Brown-Forman Corp. — Class B	52	3,310
ABIOMED, Inc.*	13	3,140
United Rentals, Inc.*	21	3,130
Varian Medical Systems, Inc.*	25	3,063
Gartner, Inc.*	25	3,033
Dentsply Sirona, Inc.	63	2,776
Avery Dennison Corp.	24	2,738
Bio-Rad Laboratories, Inc. — Class A*	6	2,709
Lamb Weston Holdings, Inc.	42	2,685
Campbell Soup Co.	49	2,432
Henry Schein, Inc.*	41	2,394
Mylan N.V.*	148	2,380
Perrigo Company plc	39	2,156
Universal Health Services, Inc. — Class B	22	2,044
DaVita, Inc.*	24	1,899
Molson Coors Beverage Co. — Class B	53	1,821
Robert Half International, Inc.	33	1,743
Rollins, Inc.	39	1,653
Quanta Services, Inc.	40	1,569
Nielsen Holdings plc	102	1,516
H&R Block, Inc.	55	785
Coty, Inc. — Class A	85	380
Total Consumer, Non-cyclical		1,653,193

Communications - 7.5%
Amazon.com, Inc.*	120	331,059
Facebook, Inc. — Class A*	690	156,678
Alphabet, Inc. — Class A*	86	121,952
Alphabet, Inc. — Class C*	84	118,743
Verizon Communications, Inc.	1,188	65,494
AT&T, Inc.	2,045	61,820
Walt Disney Co.	519	57,874
Netflix, Inc.*	126	57,335
Cisco Systems, Inc.	1,217	56,761
Comcast Corp. — Class A	1,308	50,986
Charter Communications, Inc. — Class A*	43	21,932
Booking Holdings, Inc.*	12	19,108
T-Mobile US, Inc.*	163	16,976
eBay, Inc.	189	9,913
Motorola Solutions, Inc.	49	6,866
Twitter, Inc.*	225	6,703
VeriSign, Inc.*	29	5,998
Corning, Inc.	218	5,646
CDW Corp.	41	4,763
ViacomCBS, Inc. — Class B	155	3,615
Omnicom Group, Inc.	61	3,331
Arista Networks, Inc.*	15	3,151
E*TRADE Financial Corp.	63	3,133
Expedia Group, Inc.	38	3,124
NortonLifeLock, Inc.	156	3,094
CenturyLink, Inc.	283	2,839
Fox Corp. — Class A	98	2,628
DISH Network Corp. — Class A*	74	2,554
F5 Networks, Inc.*	17	2,371
Juniper Networks, Inc.	94	2,149
Interpublic Group of Companies, Inc.	112	1,922
Discovery, Inc. — Class C*	90	1,733
News Corp. — Class A	112	1,328
Fox Corp. — Class B	45	1,208
Discovery, Inc. — Class A*	46	970
News Corp. — Class B	35	418
Total Communications		1,216,175

Financial - 6.6%
Berkshire Hathaway, Inc. — Class B*	558	99,609
Visa, Inc. — Class A	484	93,494
JPMorgan Chase & Co.	875	82,303
Mastercard, Inc. — Class A	254	75,108
Bank of America Corp.	2,242	53,247
American Tower Corp. — Class A REIT	126	32,576
Citigroup, Inc.	598	30,558
Wells Fargo & Co.	1,071	27,418
BlackRock, Inc. — Class A	43	23,396
Crown Castle International Corp. REIT	119	19,915
Prologis, Inc. REIT	212	19,786
American Express Co.	189	17,993
Goldman Sachs Group, Inc.	89	17,588
Equinix, Inc. REIT	25	17,557

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
CME Group, Inc. — Class A	103	$16,742
Morgan Stanley	344	16,615
Chubb Ltd.	130	16,461
Marsh & McLennan Companies, Inc.	146	15,676
Truist Financial Corp.	386	14,494
U.S. Bancorp	393	14,470
Intercontinental Exchange, Inc.	157	14,381
Progressive Corp.	168	13,459
PNC Financial Services Group, Inc.	122	12,836
Aon plc — Class A	66	12,712
Charles Schwab Corp.	329	11,100
Digital Realty Trust, Inc. REIT	77	10,942
SBA Communications Corp. REIT	32	9,533
Bank of New York Mellon Corp.	231	8,928
Allstate Corp.	89	8,632
Travelers Companies, Inc.	73	8,326
Public Storage REIT	43	8,251
Capital One Financial Corp.	131	8,199
MetLife, Inc.	221	8,071
T. Rowe Price Group, Inc.	65	8,027
American International Group, Inc.	247	7,701
Aflac, Inc.	206	7,422
Willis Towers Watson plc	37	7,287
Prudential Financial, Inc.	113	6,882
State Street Corp.	101	6,419
Welltower, Inc. REIT	120	6,210
AvalonBay Communities, Inc. REIT	40	6,186
Simon Property Group, Inc. REIT	88	6,017
Realty Income Corp. REIT	99	5,891
Equity Residential REIT	100	5,882
Alexandria Real Estate Equities, Inc. REIT	36	5,841
Arthur J Gallagher & Co.	54	5,264
Ameriprise Financial, Inc.	35	5,251
First Republic Bank	49	5,194
Weyerhaeuser Co. REIT	213	4,784
Northern Trust Corp.	60	4,760
Discover Financial Services	87	4,358
CBRE Group, Inc. — Class A*	96	4,341
Healthpeak Properties, Inc. REIT	155	4,272
Essex Property Trust, Inc. REIT	18	4,125
Hartford Financial Services Group, Inc.	103	3,971
Nasdaq, Inc.	33	3,943
Fifth Third Bancorp	204	3,933
Ventas, Inc. REIT	107	3,918
M&T Bank Corp.	37	3,847
Mid-America Apartment Communities, Inc. REIT	33	3,784
Duke Realty Corp. REIT	106	3,751
Boston Properties, Inc. REIT	41	3,706
Extra Space Storage, Inc. REIT	37	3,418
Synchrony Financial	154	3,413
KeyCorp	279	3,398
SVB Financial Group*	15	3,233
UDR, Inc. REIT	85	3,177
Citizens Financial Group, Inc.	122	3,079
Regions Financial Corp.	275	3,058
Principal Financial Group, Inc.	72	2,991
Cboe Global Markets, Inc.	31	2,892
Cincinnati Financial Corp.	43	2,753
Huntington Bancshares, Inc.	291	2,629
Western Union Co.	118	2,551
Raymond James Financial, Inc.	35	2,409
Loews Corp.	69	2,366
W R Berkley Corp.	40	2,292
Everest Re Group Ltd.	11	2,268
Regency Centers Corp. REIT	48	2,203
Host Hotels & Resorts, Inc. REIT	202	2,180
Iron Mountain, Inc. REIT	83	2,166
Globe Life, Inc.	28	2,078
Lincoln National Corp.	55	2,023
Vornado Realty Trust REIT	46	1,758
Assurant, Inc.	17	1,756
Franklin Resources, Inc.	79	1,657
Federal Realty Investment Trust REIT	19	1,619
Apartment Investment & Management Co. — Class A REIT	43	1,619
Zions Bancorp North America	47	1,598
Kimco Realty Corp. REIT	124	1,592
Comerica, Inc.	40	1,524
People’s United Financial, Inc.	122	1,412
Invesco Ltd.	108	1,162
SL Green Realty Corp. REIT	22	1,084
Unum Group	58	962
Total Financial		1,067,663

Industrial - 3.6%
Union Pacific Corp.	195	32,969
Honeywell International, Inc.	201	29,062
Boeing Co.	153	28,045
Raytheon Technologies Corp.	422	26,004
Lockheed Martin Corp.	71	25,909
3M Co.	165	25,738
United Parcel Service, Inc. — Class B	202	22,458
Caterpillar, Inc.	154	19,481
General Electric Co.	2,511	17,150
CSX Corp.	220	15,343
Illinois Tool Works, Inc.	82	14,338
Deere & Co.	90	14,143
Northrop Grumman Corp.	45	13,835
Norfolk Southern Corp.	73	12,817
Waste Management, Inc.	111	11,756
Roper Technologies, Inc.	30	11,648
Emerson Electric Co.	171	10,607
L3Harris Technologies, Inc.	62	10,520
Eaton Corporation plc	115	10,060
General Dynamics Corp.	67	10,014
FedEx Corp.	69	9,675
Amphenol Corp. — Class A	84	8,048
Agilent Technologies, Inc.	88	7,776
TE Connectivity Ltd.	94	7,666
Johnson Controls International plc	214	7,306
Rockwell Automation, Inc.	33	7,029
Parker-Hannifin Corp.	37	6,781

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
Otis Worldwide Corp.	117	$6,653
Ball Corp.	93	6,463
TransDigm Group, Inc.	14	6,189
Trane Technologies plc	69	6,140
Stanley Black & Decker, Inc.	43	5,993
AMETEK, Inc.	66	5,898
Fortive Corp.	85	5,751
Mettler-Toledo International, Inc.*	7	5,639
Keysight Technologies, Inc.*	54	5,442
Carrier Global Corp.	234	5,200
Republic Services, Inc. — Class A	60	4,923
Amcor plc	452	4,615
Old Dominion Freight Line, Inc.	27	4,579
Vulcan Materials Co.	37	4,286
Garmin Ltd.	42	4,095
Kansas City Southern	27	4,031
Dover Corp.	41	3,959
Masco Corp.	75	3,766
Martin Marietta Materials, Inc.	18	3,718
Expeditors International of Washington, Inc.	48	3,650
IDEX Corp.	22	3,477
Teledyne Technologies, Inc.*	11	3,420
Xylem, Inc.	52	3,378
Waters Corp.*	18	3,247
PerkinElmer, Inc.	32	3,139
Jacobs Engineering Group, Inc.	37	3,138
CH Robinson Worldwide, Inc.	39	3,083
Westinghouse Air Brake Technologies Corp.	52	2,994
J.B. Hunt Transport Services, Inc.	24	2,888
Ingersoll Rand, Inc.*	99	2,784
Packaging Corporation of America	27	2,695
Allegion plc	26	2,658
Fortune Brands Home & Security, Inc.	40	2,557
Snap-on, Inc.	16	2,216
Textron, Inc.	65	2,139
Westrock Co.	74	2,091
Huntington Ingalls Industries, Inc.	11	1,919
A O Smith Corp.	39	1,838
Pentair plc	47	1,785
Howmet Aerospace, Inc.	110	1,743
FLIR Systems, Inc.	38	1,542
Sealed Air Corp.	45	1,478
Flowserve Corp.	37	1,055
Total Industrial		574,432

Consumer, Cyclical - 3.5%
Home Depot, Inc.	309	77,408
Walmart, Inc.	406	48,631
McDonald’s Corp.	213	39,292
Costco Wholesale Corp.	127	38,508
NIKE, Inc. — Class B	356	34,906
Lowe’s Companies, Inc.	217	29,321
Starbucks Corp.	335	24,653
TJX Companies, Inc.	343	17,342
Target Corp.	143	17,150
Dollar General Corp.	72	13,717
General Motors Co.	362	9,158
Walgreens Boots Alliance, Inc.	212	8,987
O’Reilly Automotive, Inc.*	21	8,855
Ross Stores, Inc.	101	8,609
AutoZone, Inc.*	7	7,897
Yum! Brands, Inc.	86	7,474
PACCAR, Inc.	99	7,410
Chipotle Mexican Grill, Inc. — Class A*	7	7,366
Cummins, Inc.	42	7,277
Fastenal Co.	164	7,026
Ford Motor Co.	1,121	6,816
Marriott International, Inc. — Class A	77	6,601
Dollar Tree, Inc.*	68	6,302
Hilton Worldwide Holdings, Inc.	79	5,802
Best Buy Company, Inc.	65	5,672
VF Corp.	91	5,546
Southwest Airlines Co.	154	5,264
DR Horton, Inc.	94	5,212
Copart, Inc.*	59	4,913
Lennar Corp. — Class A	78	4,807
Delta Air Lines, Inc.	163	4,572
Las Vegas Sands Corp.	96	4,372
Aptiv plc	55	4,285
Tractor Supply Co.	32	4,217
CarMax, Inc.*	46	4,119
Domino’s Pizza, Inc.	11	4,064
Tiffany & Co.	31	3,780
WW Grainger, Inc.	12	3,770
Genuine Parts Co.	41	3,565
NVR, Inc.*	1	3,259
Ulta Beauty, Inc.*	16	3,255
Darden Restaurants, Inc.	37	2,803
Advance Auto Parts, Inc.	19	2,707
Hasbro, Inc.	36	2,698
United Airlines Holdings, Inc.*	72	2,492
Royal Caribbean Cruises Ltd.[1]	49	2,465
PulteGroup, Inc.	72	2,450
MGM Resorts International	142	2,386
Whirlpool Corp.	18	2,331
LKQ Corp.*	87	2,279
Carnival Corp.	136	2,233
Wynn Resorts Ltd.	28	2,086
BorgWarner, Inc.	59	2,083
American Airlines Group, Inc.	143	1,869
Live Nation Entertainment, Inc.*	41	1,817
Newell Brands, Inc.	109	1,731
Mohawk Industries, Inc.*	17	1,730
Leggett & Platt, Inc.	37	1,301
Alaska Air Group, Inc.	35	1,269
Norwegian Cruise Line Holdings Ltd.*	74	1,216
Hanesbrands, Inc.	100	1,129
Tapestry, Inc.	79	1,049
Ralph Lauren Corp. — Class A	14	1,015
L Brands, Inc.	66	988
PVH Corp.	20	961
Kohl’s Corp.	45	935

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
Gap, Inc.	60	$757
Under Armour, Inc. — Class A*	54	526
Under Armour, Inc. — Class C*	56	495
Total Consumer, Cyclical		568,981

Utilities - 1.4%
NextEra Energy, Inc.	141	33,864
Dominion Energy, Inc.	241	19,564
Duke Energy Corp.	211	16,857
Southern Co.	303	15,711
American Electric Power Company, Inc.	142	11,309
Exelon Corp.	280	10,161
Sempra Energy	83	9,730
Xcel Energy, Inc.	150	9,375
Eversource Energy	97	8,077
WEC Energy Group, Inc.	90	7,888
Public Service Enterprise Group, Inc.	145	7,128
Consolidated Edison, Inc.	96	6,905
American Water Works Company, Inc.	51	6,562
FirstEnergy Corp.	156	6,050
DTE Energy Co.	55	5,912
Edison International	108	5,865
PPL Corp.	220	5,685
Entergy Corp.	57	5,347
Ameren Corp.	71	4,996
CMS Energy Corp.	82	4,790
Evergy, Inc.	65	3,854
Atmos Energy Corp.	35	3,485
Alliant Energy Corp.	71	3,397
CenterPoint Energy, Inc.	156	2,913
AES Corp.	191	2,768
NiSource, Inc.	110	2,502
NRG Energy, Inc.	70	2,279
Pinnacle West Capital Corp.	31	2,272
Total Utilities		225,246

Energy - 1.3%
Exxon Mobil Corp.	1,214	54,290
Chevron Corp.	536	47,827
ConocoPhillips	308	12,942
Phillips 66	125	8,988
Kinder Morgan, Inc.	558	8,465
EOG Resources, Inc.	167	8,460
Schlumberger Ltd.	398	7,319
Marathon Petroleum Corp.	187	6,990
Valero Energy Corp.	117	6,882
Williams Companies, Inc.	348	6,619
Occidental Petroleum Corp.	258	4,721
Pioneer Natural Resources Co.	47	4,592
Hess Corp.	75	3,886
Halliburton Co.	252	3,271
Baker Hughes Co.	188	2,893
Concho Resources, Inc.	56	2,884
ONEOK, Inc.	85	2,824
Cabot Oil & Gas Corp. — Class A	114	1,959
Diamondback Energy, Inc.	45	1,882
Apache Corp.	108	1,458
Marathon Oil Corp.	226	1,383
National Oilwell Varco, Inc.	111	1,360
HollyFrontier Corp.	43	1,256
Devon Energy Corp.	110	1,247
Noble Energy, Inc.	138	1,236
TechnipFMC plc	120	821
Total Energy		206,455

Basic Materials - 0.9%
Linde plc	151	32,029
Air Products & Chemicals, Inc.	63	15,212
Newmont Corp.	230	14,200
Ecolab, Inc.	70	13,926
Sherwin-Williams Co.	23	13,291
DuPont de Nemours, Inc.	211	11,210
Dow, Inc.	213	8,682
PPG Industries, Inc.	68	7,212
Freeport-McMoRan, Inc.	417	4,825
LyondellBasell Industries N.V. — Class A	73	4,798
International Paper Co.	112	3,944
International Flavors & Fragrances, Inc.[1]	30	3,674
FMC Corp.	36	3,586
Nucor Corp.	86	3,561
Celanese Corp. — Class A	34	2,936
Eastman Chemical Co.	39	2,716
Albemarle Corp.	31	2,393
CF Industries Holdings, Inc.	61	1,716
Mosaic Co.	100	1,251
Total Basic Materials		151,162

Total Common Stocks
(Cost $6,973,542)		7,344,427

RIGHTS† - 0.0%
Communications - 0.0%
T-Mobile US, Inc. Expires 07/27/20*	95	16
Total Rights
(Cost $—)		16

MUTUAL FUNDS† - 35.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	340,413	3,376,899
Guggenheim Strategy Fund II2	97,962	2,422,611
Total Mutual Funds
(Cost $5,683,340)		5,799,510

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
S&P 500® 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 14.0%
U.S. Treasury Bills
0.16% due 09/17/20[3,4]	$1,300,000	$1,299,592
0.15% due 09/17/20[3,4]	800,000	799,749
0.15% due 07/23/20[4]	121,000	120,991
0.13% due 09/17/20[3,4]	46,000	45,985
Total U.S. Treasury Bills
(Cost $2,266,228)		2,266,317

REPURCHASE AGREEMENTS††,5 - 10.0%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[3]	897,942	897,942
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[3]	371,879	371,879
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[3]	349,566	349,566
Total Repurchase Agreements
(Cost $1,619,387)		1,619,387

	Shares
SECURITIES LENDING COLLATERAL†,6 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[7]	683	683
Total Securities Lending Collateral
(Cost $683)		683

Total Investments - 105.3%
(Cost $16,543,180)		$17,030,340
Other Assets & Liabilities, net - (5.3)%		(854,132)
Total Net Assets - 100.0%		$16,176,208

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	S&P 500 Index	0.73% (1 Month USD LIBOR + 0.55%)	At Maturity	07/29/20	2,455	$7,610,472	$106,115
Barclays Bank plc	S&P 500 Index	0.56% (1 Week USD LIBOR + 0.45%)	At Maturity	07/30/20	5,415	16,788,346	89,511
Goldman Sachs International	S&P 500 Index	0.56% (1 Week USD LIBOR + 0.45%)	At Maturity	07/28/20	189	584,986	17,215
						$24,983,804	$212,841

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of June 30, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,344,427	$—	$—	$7,344,427
Rights	16	—	—	16
Mutual Funds	5,799,510	—	—	5,799,510
U.S. Treasury Bills	—	2,266,317	—	2,266,317
Repurchase Agreements	—	1,619,387	—	1,619,387
Securities Lending Collateral	683	—	—	683
Total ReturnSwap Agreements**	—	212,841	—	212,841
Total Assets	$13,144,636	$4,098,545	$—	$17,243,181

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$13,211,039	$3,490,240	$(14,300,000)	$(79,565)	$100,897	$2,422,611	97,962	$40,930
Guggenheim Ultra Short Duration Fund — Institutional Class	15,212,806	8,577,506	(20,450,000)	(20,814)	57,401	3,376,899	340,413	53,218
	$28,423,845	$12,067,746	$(34,750,000)	$(100,379)	$158,298	$5,799,510		$94,148

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value - including $669 of securities loaned (cost $9,240,453)	$9,611,443
Investments in affiliated issuers, at value (cost $5,683,340)	5,799,510
Repurchase agreements, at value (cost $1,619,387)	1,619,387
Cash	22
Unrealized appreciation on OTC swap agreements	212,841
Receivables:
Fund shares sold	556,663
Dividends	12,651
Securities lending income	9
Interest	3
Total assets	17,812,529

Liabilities:
Payable for:
Securities purchased	1,508,742
Swap settlement	47,255
Management fees	15,280
Transfer agent and administrative fees	4,852
Investor service fees	4,509
Portfolio accounting fees	1,803
Return of securities lending collateral	683
Fund shares redeemed	576
Trustees’ fees*	504
Miscellaneous	52,117
Total liabilities	1,636,321
Commitments and contingent liabilities (Note 11)	—
Net assets	$16,176,208

Net assets consist of:
Paid in capital	$26,206,697
Total distributable earnings (loss)	(10,030,489)
Net assets	$16,176,208
Capital shares outstanding	63,582
Net asset value per share	$254.41

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$100,873
Dividends from securities of affiliated issuers	94,148
Interest	37,307
Income from securities lending, net	80
Total investment income	232,408

Expenses:
Management fees	127,054
Investor service fees	35,293
Transfer agent and administrative fees	37,975
Professional fees	29,933
Portfolio accounting fees	14,117
Trustees’ fees*	4,477
Custodian fees	2,724
Line of credit fees	214
Miscellaneous	13,408
Total expenses	265,195
Less:
Expenses waived by Adviser	(7,484)
Net expenses	257,711
Net investment loss	(25,303)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(5,055,001)
Investments in affiliated issuers	(100,379)
Swap agreements	(6,245,413)
Futures contracts	(5,024,751)
Net realized loss	(16,425,544)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(212,583)
Investments in affiliated issuers	158,298
Swap agreements	320,422
Futures contracts	(436,792)
Net change in unrealized appreciation (depreciation)	(170,655)
Net realized and unrealized loss	(16,596,199)
Net decrease in net assets resulting from operations	$(16,621,502)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(25,303)	$253,532
Net realized gain (loss) on investments	(16,425,544)	18,903,348
Net change in unrealized appreciation (depreciation) on investments	(170,655)	254,229
Net increase (decrease) in net assets resulting from operations	(16,621,502)	19,411,109

Capital share transactions:
Proceeds from sale of shares	231,076,792	197,656,279
Cost of shares redeemed	(252,474,839)	(194,048,996)
Net increase (decrease) from capital share transactions	(21,398,047)	3,607,283
Net increase (decrease) in net assets	(38,019,549)	23,018,392

Net assets:
Beginning of period	54,195,757	31,177,365
End of period	$16,176,208	$54,195,757

Capital share activity:
Shares sold	867,292	764,748
Shares redeemed	(976,745)	(753,476)
Net increase (decrease) in shares	(109,453)	11,272

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$313.21	$192.73	$244.38	$176.52	$165.22	$227.28
Income (loss) from investment operations:
Net investment income (loss)[b]	(.25)	1.59	1.48	.13	(.53)	(1.11)
Net gain (loss) on investments (realized and unrealized)	(58.55)	118.89	(35.10)	75.18	32.62	1.42
Total from investment operations	(58.80)	120.48	(33.62)	75.31	32.09	.31
Less distributions from:
Net investment income	—	—	(.14)	—	—	—
Net realized gains	—	—	(17.89)	(7.45)	(20.79)	(62.37)
Total distributions	—	—	(18.03)	(7.45)	(20.79)	(62.37)
Net asset value, end of period	$254.41	$313.21	$192.73	$244.38	$176.52	$165.22

Total Return[c]	(18.77%)	62.51%	(15.41%)	43.49%	20.40%	(1.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,176	$54,196	$31,177	$36,513	$24,895	$21,167
Ratios to average net assets:
Net investment income (loss)	(0.18%)	0.62%	0.60%	0.06%	(0.32%)	(0.55%)
Total expenses[d]	1.88%	1.87%	1.77%	1.76%	1.71%	1.66%
Net expenses[e]	1.83%	1.80%	1.77%	1.76%	1.71%	1.66%
Portfolio turnover rate	798%	248%	424%	282%	578%	558%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	13.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	12.3%
Apple, Inc.	6.5%
Microsoft Corp.	6.3%
Amazon.com, Inc.	5.6%
Facebook, Inc. — Class A	2.2%
Alphabet, Inc. — Class A	2.0%
Alphabet, Inc. — Class C	1.9%
Intel Corp.	1.3%
NVIDIA Corp.	1.2%
Top Ten Total	52.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	19.95%	51.73%	31.39%	36.16%
NASDAQ-100 Index	16.89%	33.78%	19.58%	20.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 53.5%

Technology - 24.1%
Apple, Inc.	19,602	$7,150,810
Microsoft Corp.	34,296	6,979,579
Intel Corp.	24,425	1,461,348
NVIDIA Corp.	3,548	1,347,921
Adobe, Inc.*	2,779	1,209,727
Broadcom, Inc.	2,306	727,797
Texas Instruments, Inc.	5,295	672,306
QUALCOMM, Inc.	6,490	591,953
Intuit, Inc.	1,504	445,470
Fiserv, Inc.*	3,862	377,008
Advanced Micro Devices, Inc.*	6,756	355,433
Activision Blizzard, Inc.	4,445	337,376
Micron Technology, Inc.*	6,416	330,552
Applied Materials, Inc.	5,287	319,599
Autodesk, Inc.*	1,264	302,336
Lam Research Corp.	837	270,736
Analog Devices, Inc.	2,125	260,610
Zoom Video Communications, Inc. — Class A*	967	245,173
Electronic Arts, Inc.*	1,665	219,863
Workday, Inc. — Class A*	1,004	188,109
NXP Semiconductor N.V.	1,610	183,605
NetEase, Inc. ADR	427	183,345
Splunk, Inc.*	916	182,009
DocuSign, Inc.*	1,056	181,854
Cognizant Technology Solutions Corp. — Class A	3,119	177,221
KLA Corp.	894	173,865
Synopsys, Inc.*	870	169,650
ASML Holding N.V. — Class G	443	163,037
Paychex, Inc.	2,069	156,727
Cadence Design Systems, Inc.*	1,611	154,592
Microchip Technology, Inc.	1,415	149,014
ANSYS, Inc.*	494	144,115
Xilinx, Inc.	1,403	138,041
Skyworks Solutions, Inc.	962	123,001
Cerner Corp.	1,756	120,374
Citrix Systems, Inc.	712	105,312
Maxim Integrated Products, Inc.	1,538	93,218
Take-Two Interactive Software, Inc.*	657	91,697
Check Point Software Technologies Ltd.*	825	88,630
Western Digital Corp.	1,729	76,335
NetApp, Inc.	1,276	56,616
Total Technology		26,705,964

Communications - 17.9%
Amazon.com, Inc.*	2,256	6,223,898
Facebook, Inc. — Class A*	10,874	2,469,159
Alphabet, Inc. — Class A*	1,557	2,207,904
Alphabet, Inc. — Class C*	1,520	2,148,687
Netflix, Inc.*	2,537	1,154,437
Cisco Systems, Inc.	24,358	1,136,057
Comcast Corp. — Class A	26,276	1,024,238
T-Mobile US, Inc.*	7,129	742,485
Charter Communications, Inc. — Class A*	1,191	607,458
Booking Holdings, Inc.*	236	375,792
JD.com, Inc. ADR*	5,355	322,264
MercadoLibre, Inc.*	287	282,916
eBay, Inc.	4,054	212,632
Baidu, Inc. ADR*	1,587	190,265
Sirius XM Holdings, Inc.	25,263	148,294
VeriSign, Inc.*	667	137,956
CDW Corp.	821	95,384
Trip.com Group Ltd. ADR*	3,017	78,201
Expedia Group, Inc.	781	64,198
Fox Corp. — Class A	1,977	53,023
Liberty Global plc — Class C*	2,374	51,065
Fox Corp. — Class B	1,506	40,421
Liberty Global plc — Class A*	1,051	22,975
Total Communications		19,789,709

Consumer, Non-cyclical - 7.3%
PayPal Holdings, Inc.*	6,774	1,180,234
PepsiCo, Inc.	8,004	1,058,609
Amgen, Inc.	3,394	800,509
Gilead Sciences, Inc.	7,236	556,738
Vertex Pharmaceuticals, Inc.*	1,496	434,304
Mondelez International, Inc. — Class A	8,235	421,055
Intuitive Surgical, Inc.*	673	383,496
Automatic Data Processing, Inc.	2,479	369,098
Regeneron Pharmaceuticals, Inc.*	582	362,964
Illumina, Inc.*	848	314,057
Biogen, Inc.*	941	251,764
Kraft Heinz Co.	7,049	224,793
DexCom, Inc.*	533	216,078
Monster Beverage Corp.*	3,038	210,594
Seattle Genetics, Inc.*	999	169,750
IDEXX Laboratories, Inc.*	490	161,778
CoStar Group, Inc.*	225	159,901
Cintas Corp.	600	159,816
Verisk Analytics, Inc. — Class A	936	159,307
Alexion Pharmaceuticals, Inc.*	1,274	142,994
Incyte Corp.*	1,254	130,378
BioMarin Pharmaceutical, Inc.*	1,043	128,644
Align Technology, Inc.*	454	124,596
Total Consumer, Non-cyclical		8,121,457

Consumer, Cyclical - 3.6%
Tesla, Inc.*	1,069	1,154,317
Costco Wholesale Corp.	2,547	772,276
Starbucks Corp.	6,740	495,996
Lululemon Athletica, Inc.*	717	223,711
Walgreens Boots Alliance, Inc.	5,061	214,536
O’Reilly Automotive, Inc.*	428	180,475
Ross Stores, Inc.	2,050	174,742
Marriott International, Inc. — Class A	1,871	160,401
PACCAR, Inc.	1,994	149,251
Fastenal Co.	3,305	141,586
Dollar Tree, Inc.*	1,369	126,879
Copart, Inc.*	1,354	112,748

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Ulta Beauty, Inc.*	325	$66,111
Total Consumer, Cyclical		3,973,029

Utilities - 0.3%
Exelon Corp.	5,621	203,986
Xcel Energy, Inc.	3,030	189,375
Total Utilities		393,361

Industrial - 0.3%
CSX Corp.	4,416	307,972

Total Common Stocks
(Cost $50,100,645)		59,291,492

RIGHTS† - 0.0%
Communications - 0.0%
T-Mobile US, Inc. Expires 07/27/20*	7,617	1,280
Total Rights
(Cost $—)		1,280

MUTUAL FUNDS† - 25.4%
Guggenheim Strategy Fund II1	586,862	14,513,092
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,372,756	13,617,737
Total Mutual Funds
(Cost $27,969,638)		28,130,829

	Face Amount	Value
U.S. TREASURY BILLS†† - 7.2%
U.S. Treasury Bills
0.14% due 09/17/20[2,3]	$5,000,000	4,998,429
0.15% due 07/23/20[3,4]	1,569,000	1,568,883
0.12% due 09/17/20[2,3]	1,400,000	1,399,560
Total U.S. Treasury Bills
(Cost $7,966,964)		7,966,872

REPURCHASE AGREEMENTS††,5 - 10.9%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[2]	6,676,156	6,676,156
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[2]	2,764,898	2,764,898
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[2]	2,599,004	2,599,004
Total Repurchase Agreements
(Cost $12,040,058)		12,040,058

Total Investments - 97.0%
(Cost $98,077,305)		$107,430,531
Other Assets & Liabilities, net - 3.0%		3,358,789
Total Net Assets - 100.0%		$110,789,320

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	173	Sep 2020	$35,062,775	$1,200,634

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	0.66% (1 Week USD LIBOR + 0.55%)	At Maturity	07/28/20	5,420	$55,051,041	$1,584,669
Barclays Bank plc	NASDAQ-100 Index	0.61% (1 Week USD LIBOR + 0.50%)	At Maturity	07/30/20	5,568	56,557,127	306,360
BNP Paribas	NASDAQ-100 Index	0.83% (1 Month USD LIBOR + 0.65%)	At Maturity	07/29/20	1,536	15,602,822	236,810
						$127,210,990	$2,127,839

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[5]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$59,291,492	$—	$—	$59,291,492
Rights	1,280	—	—	1,280
Mutual Funds	28,130,829	—	—	28,130,829
U.S. Treasury Bills	—	7,966,872	—	7,966,872
Repurchase Agreements	—	12,040,058	—	12,040,058
Futures Contracts**	1,200,634	—	—	1,200,634
Total Return Swap Agreements**	—	2,127,839	—	2,127,839
Total Assets	$88,624,235	$22,134,769	$—	$110,759,004

**	This derivative is reported as unrealized appreciation/depreciation at period end.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$28,096,247	$9,661,600	$(23,300,000)	$(196,582)	$251,827	$14,513,092	586,862	$162,962
Guggenheim Ultra Short Duration Fund — Institutional Class	29,240,701	11,151,984	(26,800,000)	(91,388)	116,440	13,617,737	1,372,756	153,350
	$57,336,948	$20,813,584	$(50,100,000)	$(287,970)	$368,267	$28,130,829		$316,312

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $58,067,609)	$67,259,644
Investments in affiliated issuers, at value (cost $27,969,638)	28,130,829
Repurchase agreements, at value (cost $12,040,058)	12,040,058
Segregated cash with broker	964,321
Unrealized appreciation on OTC swap agreements	2,127,839
Receivables:
Variation margin on futures contracts	526,956
Fund shares sold	176,143
Dividends	45,640
Swap settlement	36,260
Interest	23
Securities lending income	2
Total assets	111,307,715

Liabilities:
Payable for:
Fund shares redeemed	205,284
Management fees	73,060
Professional fees	70,917
Printing fees	45,949
Securities purchased	32,831
Transfer agent and administrative fees	22,672
Investor service fees	21,070
Portfolio accounting fees	8,428
Trustees’ fees*	1,441
Miscellaneous	36,743
Total liabilities	518,395
Commitments and contingent liabilities (Note 11)	—
Net assets	$110,789,320

Net assets consist of:
Paid in capital	$73,024,025
Total distributable earnings (loss)	37,765,295
Net assets	$110,789,320
Capital shares outstanding	1,011,209
Net asset value per share	$109.56

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $105)	$139,235
Dividends from securities of affiliated issuers	316,312
Interest	96,187
Income from securities lending, net	15
Total investment income	551,749

Expenses:
Management fees	383,077
Investor service fees	106,410
Transfer agent and administrative fees	114,497
Professional fees	87,197
Portfolio accounting fees	42,563
Trustees’ fees*	9,540
Custodian fees	6,602
Line of credit fees	65
Miscellaneous	67,017
Total expenses	816,968
Less:
Expenses waived by Adviser	(21,257)
Net expenses	795,711
Net investment loss	(243,962)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,993,891)
Investments in affiliated issuers	(287,970)
Swap agreements	12,688,363
Futures contracts	(528,222)
Net realized gain	7,878,280
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,631,171
Investments in affiliated issuers	368,267
Swap agreements	2,082,579
Futures contracts	852,511
Net change in unrealized appreciation (depreciation)	11,934,528
Net realized and unrealized gain	19,812,808
Net increase in net assets resulting from operations	$19,568,846

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(243,962)	$257,861
Net realized gain on investments	7,878,280	44,758,793
Net change in unrealized appreciation (depreciation) on investments	11,934,528	221,731
Net increase in net assets resulting from operations	19,568,846	45,238,385

Distributions to shareholders	—	(152,254)

Capital share transactions:
Proceeds from sale of shares	345,282,666	435,924,619
Distributions reinvested	—	152,254
Cost of shares redeemed	(353,872,932)	(440,031,905)
Net decrease from capital share transactions	(8,590,266)	(3,955,032)
Net increase in net assets	10,978,580	41,131,099

Net assets:
Beginning of period	99,810,740	58,679,641
End of period	$110,789,320	$99,810,740

Capital share activity:
Shares sold	4,103,422	6,163,093
Shares issued from reinvestment of distributions	—	1,940
Shares redeemed	(4,184,986)	(6,230,204)
Net decrease in shares	(81,564)	(65,171)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$91.34	$50.68	$64.95	$38.79	$38.67	$41.60
Income (loss) from investment operations:
Net investment income (loss)[b]	(.26)	.22	.14	(.17)	(.22)	(.31)
Net gain (loss) on investments (realized and unrealized)	18.48	40.55	(2.70)	26.97	3.57	6.26
Total from investment operations	18.22	40.77	(2.56)	26.80	3.35	5.95
Less distributions from:
Net investment income	—	(.11)	—	—	—	—
Net realized gains	—	—	(11.71)	(.64)	(3.23)	(8.88)
Total distributions	—	(.11)	(11.71)	(.64)	(3.23)	(8.88)
Net asset value, end of period	$109.56	$91.34	$50.68	$64.95	$38.79	$38.67

Total Return[c]	19.95%	80.50%	(9.31%)	69.49%	9.60%	14.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$110,789	$99,811	$58,680	$70,853	$41,115	$49,994
Ratios to average net assets:
Net investment income (loss)	(0.57%)	0.30%	0.21%	(0.32%)	(0.62%)	(0.75%)
Total expenses[d]	1.92%	1.91%	1.81%	1.80%	1.75%	1.68%
Net expenses[e]	1.87%	1.84%	1.80%	1.80%	1.75%	1.68%
Portfolio turnover rate	330%	346%	220%	97%	494%	294%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	16.3%
Guggenheim Strategy Fund II	10.3%
Teradyne, Inc.	0.5%
Etsy, Inc.	0.5%
FactSet Research Systems, Inc.	0.5%
Fair Isaac Corp.	0.5%
Catalent, Inc.	0.4%
Masimo Corp.	0.4%
Pool Corp.	0.4%
Trimble, Inc.	0.4%
Top Ten Total	30.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	(24.48%)	(18.17%)	3.36%	13.15%
S&P MidCap 400 Index	(12.78%)	(6.70%)	5.22%	11.34%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 59.2%

Financial - 14.3%
Medical Properties Trust, Inc. REIT	835	$15,698
Brown & Brown, Inc.	372	15,163
Camden Property Trust REIT	154	14,048
RenaissanceRe Holdings Ltd.	79	13,511
CyrusOne, Inc. REIT	182	13,241
Alleghany Corp.	23	11,250
SEI Investments Co.	196	10,776
Omega Healthcare Investors, Inc. REIT	360	10,703
Kilroy Realty Corp. REIT	168	9,862
National Retail Properties, Inc. REIT	272	9,651
Commerce Bancshares, Inc.	159	9,456
Lamar Advertising Co. — Class A REIT	137	9,146
Signature Bank	85	9,088
Prosperity Bancshares, Inc.	147	8,729
First American Financial Corp.	177	8,500
Reinsurance Group of America, Inc. — Class A	108	8,472
STORE Capital Corp. REIT	352	8,381
Jones Lang LaSalle, Inc.	81	8,380
East West Bancorp, Inc.	224	8,118
Douglas Emmett, Inc. REIT	260	7,972
CoreSite Realty Corp. REIT	64	7,748
First Industrial Realty Trust, Inc. REIT	201	7,726
American Campus Communities, Inc. REIT	218	7,621
Primerica, Inc.	65	7,579
American Financial Group, Inc.	118	7,488
New York Community Bancorp, Inc.	732	7,466
Old Republic International Corp.	452	7,372
EastGroup Properties, Inc. REIT	62	7,354
TCF Financial Corp.	241	7,090
Kemper Corp.	97	7,035
Life Storage, Inc. REIT	74	7,026
Cousins Properties, Inc. REIT	235	7,010
Eaton Vance Corp.	180	6,948
Cullen/Frost Bankers, Inc.	90	6,724
Legg Mason, Inc.	132	6,567
First Financial Bankshares, Inc.	225	6,500
Essent Group Ltd.	175	6,347
Healthcare Realty Trust, Inc. REIT	213	6,239
Highwoods Properties, Inc. REIT	164	6,122
Hudson Pacific Properties, Inc. REIT	243	6,114
Hanover Insurance Group, Inc.	60	6,080
Brixmor Property Group, Inc. REIT	468	6,000
Spirit Realty Capital, Inc. REIT	163	5,682
Physicians Realty Trust REIT	320	5,606
Affiliated Managers Group, Inc.	75	5,592
United Bankshares, Inc.	201	5,560
Jefferies Financial Group, Inc.	356	5,536
JBG SMITH Properties REIT	186	5,500
Rayonier, Inc. REIT	219	5,429
RLI Corp.	63	5,172
Janus Henderson Group plc	243	5,142
Stifel Financial Corp.	108	5,123
Interactive Brokers Group, Inc. — Class A	121	5,054
Glacier Bancorp, Inc.	141	4,976
Selective Insurance Group, Inc.	94	4,958
First Horizon National Corp.	492	4,900
Valley National Bancorp	619	4,841
Synovus Financial Corp.	233	4,783
Pinnacle Financial Partners, Inc.	112	4,703
Sabra Health Care REIT, Inc.	324	4,675
Corporate Office Properties Trust REIT	178	4,511
Bank OZK	191	4,483
PS Business Parks, Inc. REIT	32	4,237
SLM Corp.	593	4,169
Brighthouse Financial, Inc.*	148	4,117
EPR Properties REIT	123	4,075
Webster Financial Corp.	142	4,063
PotlatchDeltic Corp. REIT	106	4,031
Wintrust Financial Corp.	91	3,969
Bank of Hawaii Corp.	64	3,930
FNB Corp.	511	3,832
Evercore, Inc. — Class A	64	3,771
Home BancShares, Inc.	243	3,737
Umpqua Holdings Corp.	349	3,713
Taubman Centers, Inc. REIT	98	3,701
Park Hotels & Resorts, Inc. REIT	373	3,689
PacWest Bancorp	184	3,627
Weingarten Realty Investors REIT	191	3,616
Sterling Bancorp	308	3,610
Federated Hermes, Inc. — Class B	152	3,602
CNO Financial Group, Inc.	227	3,534
BancorpSouth Bank	153	3,479
LendingTree, Inc.*,1	12	3,474
UMB Financial Corp.	67	3,454
Associated Banc-Corp.	242	3,311
Washington Federal, Inc.	120	3,221
CIT Group, Inc.	155	3,213
Cathay General Bancorp	119	3,130
Alliance Data Systems Corp.	67	3,023
Hancock Whitney Corp.	136	2,883
International Bancshares Corp.	88	2,818
Pebblebrook Hotel Trust REIT	206	2,814
Fulton Financial Corp.	256	2,696
Texas Capital Bancshares, Inc.*	80	2,470
Trustmark Corp.	100	2,452
GEO Group, Inc. REIT	192	2,271
Mack-Cali Realty Corp. REIT	143	2,186
Urban Edge Properties REIT	175	2,077
Navient Corp.	269	1,891
Service Properties Trust REIT	260	1,843
Genworth Financial, Inc. — Class A*	796	1,839
CoreCivic, Inc. REIT	190	1,778
Mercury General Corp.	43	1,752
Macerich Co. REIT[1]	184	1,650
Total Financial		597,275

Industrial - 11.7%
Trimble, Inc.*	394	17,017
Cognex Corp.	272	16,244
Nordson Corp.	81	15,367

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Lennox International, Inc.	56	$13,047
Graco, Inc.	263	12,621
Generac Holdings, Inc.*	99	12,071
Trex Company, Inc.*	91	11,836
AptarGroup, Inc.	102	11,422
XPO Logistics, Inc.*	144	11,124
Hubbell, Inc.	86	10,781
Carlisle Companies, Inc.	87	10,411
Universal Display Corp.	67	10,025
Gentex Corp.	388	9,999
Axon Enterprise, Inc.*	99	9,715
AECOM*	253	9,508
Owens Corning	170	9,479
Donaldson Company, Inc.	200	9,304
Arrow Electronics, Inc.*	124	8,518
Sonoco Products Co.	158	8,262
Stericycle, Inc.*	145	8,117
Knight-Swift Transportation Holdings, Inc.	194	8,092
ITT, Inc.	137	8,048
Lincoln Electric Holdings, Inc.	94	7,918
SYNNEX Corp.	65	7,785
Oshkosh Corp.	108	7,735
National Instruments Corp.	185	7,161
MDU Resources Group, Inc.	317	7,031
Woodward, Inc.	90	6,979
Middleby Corp.*	88	6,947
Jabil, Inc.	216	6,929
Mercury Systems, Inc.*	88	6,922
Landstar System, Inc.	61	6,851
Tetra Tech, Inc.	86	6,804
II-VI, Inc.*	139	6,564
Littelfuse, Inc.	38	6,484
MSA Safety, Inc.	56	6,409
Acuity Brands, Inc.	63	6,032
TopBuild Corp.*	53	6,030
Hexcel Corp.	132	5,969
Curtiss-Wright Corp.	66	5,892
EMCOR Group, Inc.	87	5,754
Regal Beloit Corp.	64	5,588
AGCO Corp.	98	5,435
Kirby Corp.*	95	5,088
KBR, Inc.	225	5,074
Coherent, Inc.*	38	4,977
Timken Co.	107	4,868
Clean Harbors, Inc.*	81	4,859
Energizer Holdings, Inc.	101	4,796
Crane Co.	78	4,638
Eagle Materials, Inc.	66	4,635
nVent Electric plc	247	4,626
Louisiana-Pacific Corp.	177	4,540
Avnet, Inc.	156	4,350
EnerSys	67	4,313
MasTec, Inc.*	92	4,128
Silgan Holdings, Inc.	123	3,984
Werner Enterprises, Inc.	90	3,918
Valmont Industries, Inc.	34	3,863
Kennametal, Inc.	132	3,790
Colfax Corp.*	133	3,711
GATX Corp.	55	3,354
Vishay Intertechnology, Inc.	210	3,207
Ryder System, Inc.	85	3,188
Trinity Industries, Inc.	149	3,172
Fluor Corp.	245	2,959
O-I Glass, Inc.	247	2,218
Worthington Industries, Inc.	58	2,163
Dycom Industries, Inc.*	50	2,044
Belden, Inc.	61	1,986
Terex Corp.	101	1,896
Greif, Inc. — Class A	42	1,445
Total Industrial		488,017

Consumer, Non-cyclical - 10.8%
Catalent, Inc.*	257	18,838
Masimo Corp.*	79	18,011
Molina Healthcare, Inc.*	93	16,552
Bio-Techne Corp.	61	16,108
Quidel Corp.*	61	13,648
Charles River Laboratories International, Inc.*	78	13,599
Hill-Rom Holdings, Inc.	105	11,527
Exelixis, Inc.*	484	11,490
WEX, Inc.*	69	11,386
Chemed Corp.	25	11,277
Service Corporation International	281	10,928
Amedisys, Inc.*	51	10,126
Encompass Health Corp.	158	9,785
PRA Health Sciences, Inc.*	100	9,729
Penumbra, Inc.*	52	9,299
Repligen Corp.*	74	9,147
Post Holdings, Inc.*	101	8,850
Ingredion, Inc.	106	8,798
CoreLogic, Inc.	126	8,470
United Therapeutics Corp.*	69	8,349
Paylocity Holding Corp.*	57	8,316
LHC Group, Inc.*	47	8,193
Boston Beer Company, Inc. — Class A*	15	8,050
Helen of Troy Ltd.*	40	7,542
Haemonetics Corp.*	80	7,165
Arrowhead Pharmaceuticals, Inc.*	161	6,954
Flowers Foods, Inc.	306	6,842
Grand Canyon Education, Inc.*	75	6,790
FTI Consulting, Inc.*	59	6,758
HealthEquity, Inc.*	113	6,630
Nektar Therapeutics*	282	6,531
Darling Ingredients, Inc.*	260	6,401
ManpowerGroup, Inc.	92	6,325
Syneos Health, Inc.*	99	5,767
Globus Medical, Inc. — Class A*	120	5,725
ICU Medical, Inc.*	31	5,714
ASGN, Inc.*	84	5,601
Strategic Education, Inc.	35	5,378
Integra LifeSciences Holdings Corp.*	112	5,263
Aaron’s, Inc.	107	4,858

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Lancaster Colony Corp.	31	$4,805
Sprouts Farmers Market, Inc.*	186	4,760
NuVasive, Inc.*	82	4,564
LiveRamp Holdings, Inc.*	103	4,374
Grocery Outlet Holding Corp.*	100	4,080
TreeHouse Foods, Inc.*	90	3,942
Hain Celestial Group, Inc.*	124	3,907
Insperity, Inc.	58	3,754
LivaNova plc*	77	3,706
Brink’s Co.	80	3,641
Sanderson Farms, Inc.	31	3,592
Acadia Healthcare Company, Inc.*	141	3,542
Sabre Corp.	435	3,506
Patterson Companies, Inc.	136	2,992
Tenet Healthcare Corp.*	165	2,988
Prestige Consumer Healthcare, Inc.*	79	2,967
Ligand Pharmaceuticals, Inc. — Class B*,1	26	2,908
Edgewell Personal Care Co.*	86	2,680
Cantel Medical Corp.	59	2,610
Adtalem Global Education, Inc.*	82	2,554
Graham Holdings Co. — Class B	7	2,399
MEDNAX, Inc.*	135	2,308
Avanos Medical, Inc.*	75	2,204
Avis Budget Group, Inc.*,1	85	1,946
WW International, Inc.*	73	1,853
Deluxe Corp.	66	1,553
Pilgrim’s Pride Corp.*	82	1,385
Tootsie Roll Industries, Inc.[1]	27	925
Total Consumer, Non-cyclical		453,165

Consumer, Cyclical - 8.2%
Pool Corp.	63	17,128
Toro Co.	170	11,278
Caesars Entertainment Corp.*	888	10,772
Williams-Sonoma, Inc.	123	10,087
Five Below, Inc.*	88	9,408
Lear Corp.	86	9,375
Thor Industries, Inc.	87	9,268
Watsco, Inc.	52	9,241
Deckers Outdoor Corp.*	45	8,838
Ollie’s Bargain Outlet Holdings, Inc.*	89	8,691
Casey’s General Stores, Inc.	58	8,672
Dunkin’ Brands Group, Inc.	130	8,480
Polaris, Inc.	91	8,422
Scotts Miracle-Gro Co. — Class A	62	8,337
Brunswick Corp.	125	8,001
Churchill Downs, Inc.	55	7,323
BJ’s Wholesale Club Holdings, Inc.*	195	7,268
Skechers USA, Inc. — Class A*	215	6,747
RH*	27	6,720
Wyndham Hotels & Resorts, Inc.	147	6,265
Penn National Gaming, Inc.*	204	6,230
Wendy’s Co.	281	6,120
Toll Brothers, Inc.	183	5,964
Harley-Davidson, Inc.	242	5,753
Carter’s, Inc.	69	5,568
Texas Roadhouse, Inc. — Class A	103	5,415
Mattel, Inc.*	549	5,309
Eldorado Resorts, Inc.*,1	131	5,248
MSC Industrial Direct Company, Inc. — Class A	72	5,242
Tempur Sealy International, Inc.*	68	4,893
Foot Locker, Inc.	165	4,811
Marriott Vacations Worldwide Corp.	58	4,768
JetBlue Airways Corp.*	426	4,643
FirstCash, Inc.	65	4,386
Dick’s Sporting Goods, Inc.	103	4,250
KB Home	137	4,203
Cracker Barrel Old Country Store, Inc.	37	4,104
Taylor Morrison Home Corp. — Class A*	205	3,955
Choice Hotels International, Inc.	50	3,945
Wyndham Destinations, Inc.	134	3,776
Univar, Inc.*	219	3,692
Columbia Sportswear Co.	45	3,626
AutoNation, Inc.*	91	3,420
Goodyear Tire & Rubber Co.	368	3,292
Nu Skin Enterprises, Inc. — Class A	82	3,135
Visteon Corp.*	44	3,014
TRI Pointe Group, Inc.*	205	3,011
Healthcare Services Group, Inc.	117	2,862
Papa John’s International, Inc.	36	2,859
KAR Auction Services, Inc.	204	2,807
Dana, Inc.	228	2,779
American Eagle Outfitters, Inc.	246	2,681
Jack in the Box, Inc.	36	2,667
Nordstrom, Inc.[1]	171	2,649
Boyd Gaming Corp.	126	2,633
World Fuel Services Corp.	100	2,576
Six Flags Entertainment Corp.	124	2,382
Adient plc*	138	2,266
Sally Beauty Holdings, Inc.*	179	2,243
Herman Miller, Inc.	93	2,196
HNI Corp.	67	2,048
Cinemark Holdings, Inc.	169	1,952
Delphi Technologies plc*	137	1,947
Urban Outfitters, Inc.*	111	1,689
Scientific Games Corp. — Class A*	86	1,330
Total Consumer, Cyclical		344,660

Technology - 5.2%
Teradyne, Inc.	262	22,141
Fair Isaac Corp.*	46	19,230
Monolithic Power Systems, Inc.	66	15,642
PTC, Inc.*	165	12,835
Ceridian HCM Holding, Inc.*	160	12,683
Cree, Inc.*	172	10,181
MKS Instruments, Inc.	87	9,852
Lumentum Holdings, Inc.*	119	9,690
Manhattan Associates, Inc.*	101	9,514
CACI International, Inc. — Class A*	40	8,675
CDK Global, Inc.	192	7,953
Silicon Laboratories, Inc.*	69	6,919
MAXIMUS, Inc.	97	6,834
Cabot Microelectronics Corp.	47	6,558

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Science Applications International Corp.	78	$6,059
Cirrus Logic, Inc.*	92	5,684
Qualys, Inc.*	54	5,617
Semtech Corp.*	103	5,379
Perspecta, Inc.	216	5,018
ACI Worldwide, Inc.*	183	4,939
Blackbaud, Inc.	79	4,509
J2 Global, Inc.*	71	4,488
Teradata Corp.*	172	3,578
NCR Corp.*	202	3,499
Synaptics, Inc.*	54	3,246
CommVault Systems, Inc.*	67	2,593
NetScout Systems, Inc.*	100	2,556
Total Technology		215,872

Communications - 2.8%
Etsy, Inc.*	187	19,865
FactSet Research Systems, Inc.	60	19,708
Cable One, Inc.	8	14,199
Ciena Corp.*	242	13,107
GrubHub, Inc.*	146	10,264
New York Times Co. — Class A	228	9,583
LogMeIn, Inc.	77	6,527
TEGNA, Inc.	345	3,843
ViaSat, Inc.*	92	3,530
World Wrestling Entertainment, Inc. — Class A	73	3,172
Telephone & Data Systems, Inc.	155	3,081
TripAdvisor, Inc.	159	3,023
InterDigital, Inc.	49	2,775
John Wiley & Sons, Inc. — Class A	69	2,691
Yelp, Inc. — Class A*	103	2,382
AMC Networks, Inc. — Class A*	64	1,497
Total Communications		119,247

Basic Materials - 2.4%
RPM International, Inc.	204	15,312
Royal Gold, Inc.	103	12,805
Reliance Steel & Aluminum Co.	100	9,493
Steel Dynamics, Inc.	332	8,662
Ashland Global Holdings, Inc.	96	6,634
Valvoline, Inc.	293	5,664
NewMarket Corp.	12	4,806
Chemours Co.	260	3,991
Commercial Metals Co.	188	3,835
PolyOne Corp.	145	3,803
Sensient Technologies Corp.	67	3,495
Ingevity Corp.*	65	3,417
Cabot Corp.	90	3,334
Olin Corp.	249	2,861
Compass Minerals International, Inc.	53	2,584
Minerals Technologies, Inc.	54	2,534
United States Steel Corp.[1]	348	2,513
Carpenter Technology Corp.	84	2,039
Allegheny Technologies, Inc.*	200	2,038
Domtar Corp.	87	1,836
Total Basic Materials		101,656

Utilities - 2.3%
Essential Utilities, Inc.	354	14,953
UGI Corp.	330	10,494
OGE Energy Corp.	316	9,594
IDACORP, Inc.	80	6,990
ONE Gas, Inc.	83	6,395
Hawaiian Electric Industries, Inc.	173	6,238
Southwest Gas Holdings, Inc.	87	6,008
National Fuel Gas Co.	143	5,996
Black Hills Corp.	99	5,609
Spire, Inc.	82	5,388
New Jersey Resources Corp.	151	4,930
PNM Resources, Inc.	126	4,843
ALLETE, Inc.	82	4,478
NorthWestern Corp.	80	4,362
Total Utilities		96,278

Energy - 1.5%
SolarEdge Technologies, Inc.*	79	10,964
Enphase Energy, Inc.*	129	6,136
First Solar, Inc.*	120	5,940
Equitrans Midstream Corp.	642	5,335
Murphy USA, Inc.*	43	4,841
Equities Corp.	404	4,808
Cimarex Energy Co.	161	4,426
WPX Energy, Inc.*	646	4,121
Murphy Oil Corp.[1]	231	3,188
ChampionX Corp.*	294	2,870
CNX Resources Corp.*	296	2,560
Antero Midstream Corp.	444	2,264
Transocean Ltd.*,1	913	1,671
PBF Energy, Inc. — Class A	161	1,649
Total Energy		60,773

Total Common Stocks
(Cost $2,179,724)		2,476,943

MUTUAL FUNDS† - 26.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	68,741	681,907
Guggenheim Strategy Fund II2	17,474	432,121
Total Mutual Funds
(Cost $1,097,113)		1,114,028

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 6.2%
U.S. Treasury Bills
0.15% due 09/17/20[3]	$200,000	$199,937
0.15% due 07/23/20[3,4]	61,000	60,996
Total U.S. Treasury Bills
(Cost $260,927)		260,933

REPURCHASE AGREEMENTS††,5 - 6.0%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[6]	139,477	139,477
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[6]	57,764	57,764
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[6]	54,298	54,298
Total Repurchase Agreements
(Cost $251,539)		$251,539

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[8]	19,035	19,035
Total Securities Lending Collateral
(Cost $19,035)		19,035

Total Investments - 98.5%
(Cost $3,808,338)		$4,122,478
Other Assets & Liabilities, net - 1.5%		64,525
Total Net Assets - 100.0%		$4,187,003

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	3	Sep 2020	$533,400	$(11,905)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P MidCap 400 Index	0.51% (1 Week USD LIBOR + 0.40%)	At Maturity	07/28/20	698	$1,245,370	$40,894
Barclays Bank plc	S&P MidCap 400 Index	0.46% (1 Week USD LIBOR + 0.35%)	At Maturity	07/30/20	769	1,371,913	22,442
BNP Paribas	S&P MidCap 400 Index	0.63% (1 Month USD LIBOR + 0.45%)	At Maturity	07/29/20	374	666,510	19,335
						$3,283,793	$82,671

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MID-CAP 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of June 30, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,476,943	$—	$—	$2,476,943
Mutual Funds	1,114,028	—	—	1,114,028
U.S. Treasury Bills	—	260,933	—	260,933
Repurchase Agreements	—	251,539	—	251,539
Securities Lending Collateral	19,035	—	—	19,035
Total Return Swap Agreements**	—	82,671	—	82,671
Total Assets	$3,610,006	$595,143	$—	$4,205,149

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Futures Contracts**	$11,905	$—	$—	$11,905

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
MID-CAP 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,140,345	$248,521	$(950,000)	$(11,775)	$5,030	$432,121	17,474	$5,755
Guggenheim Ultra Short Duration Fund — Institutional Class	762,708	2,313,029	(2,400,000)	(5,159)	11,329	681,907	68,741	10,204
	$1,903,053	$2,561,550	$(3,350,000)	$(16,934)	$16,359	$1,114,028		$15,959

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value - including $18,770 of securities loaned (cost $2,459,686)	$2,756,911
Investments in affiliated issuers, at value (cost $1,097,113)	1,114,028
Repurchase agreements, at value (cost $251,539)	251,539
Unrealized appreciation on OTC swap agreements	82,671
Receivables:
Variation margin on futures contracts	6,630
Swap settlement	6,175
Dividends	3,837
Securities lending income	12
Total assets	4,221,803

Liabilities:
Payable for:
Return of securities lending collateral	19,035
Management fees	2,972
Securities purchased	1,387
Transfer agent and administrative fees	941
Investor service fees	874
Fund shares redeemed	385
Portfolio accounting fees	350
Trustees’ fees*	85
Miscellaneous	8,771
Total liabilities	34,800
Commitments and contingent liabilities (Note 11)	—
Net assets	$4,187,003

Net assets consist of:
Paid in capital	$5,220,992
Total distributable earnings (loss)	(1,033,989)
Net assets	$4,187,003
Capital shares outstanding	285,794
Net asset value per share	$14.65

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $2)	$12,412
Dividends from securities of affiliated issuers	15,959
Interest	3,048
Income from securities lending, net	46
Total investment income	31,465

Expenses:
Management fees	18,650
Investor service fees	5,180
Transfer agent and administrative fees	5,574
Professional fees	4,510
Portfolio accounting fees	2,072
Trustees’ fees*	748
Custodian fees	541
Miscellaneous	1,900
Total expenses	39,175
Less:
Expenses waived by Adviser	(1,460)
Net expenses	37,715
Net investment loss	(6,250)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(529,213)
Investments in affiliated issuers	(16,934)
Swap agreements	(575,825)
Futures contracts	(396,446)
Net realized loss	(1,518,418)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	134,286
Investments in affiliated issuers	16,359
Swap agreements	81,714
Futures contracts	(66,507)
Net change in unrealized appreciation (depreciation)	165,852
Net realized and unrealized loss	(1,352,566)
Net decrease in net assets resulting from operations	$(1,358,816)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(6,250)	$41,603
Net realized gain (loss) on investments	(1,518,418)	1,913,633
Net change in unrealized appreciation (depreciation) on investments	165,852	218,106
Net increase (decrease) in net assets resulting from operations	(1,358,816)	2,173,342

Distributions to shareholders	—	(57,404)

Capital share transactions:
Proceeds from sale of shares	4,177,465	22,974,077
Distributions reinvested	—	57,404
Cost of shares redeemed	(4,075,324)	(25,111,651)
Net increase (decrease) from capital share transactions	102,141	(2,080,170)
Net increase (decrease) in net assets	(1,256,675)	35,768

Net assets:
Beginning of period	5,443,678	5,407,910
End of period	$4,187,003	$5,443,678

Capital share activity:
Shares sold	286,448	1,258,420
Shares issued from reinvestment of distributions	—	3,120
Shares redeemed	(281,272)	(1,356,484)
Net increase (decrease) in shares	5,176	(94,944)

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$19.40	$14.40	$23.37	$36.19	$31.14	$35.05
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	.11	.13	.02	(.10)	(.20)
Net gain (loss) on investments (realized and unrealized)	(4.73)	5.08	(3.20)	5.81	8.87	(1.45)
Total from investment operations	(4.75)	5.19	(3.07)	5.83	8.77	(1.65)
Less distributions from:
Net investment income	—	(.19)	(.06)	—	—	—
Net realized gains	—	—	(5.84)	(18.65)	(3.72)	(2.26)
Total distributions	—	(.19)	(5.90)	(18.65)	(3.72)	(2.26)
Net asset value, end of period	$14.65	$19.40	$14.40	$23.37	$36.19	$31.14

Total Return[c]	(24.48%)	36.11%	(19.40%)	22.44%	29.64%	(5.50%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,187	$5,444	$5,408	$7,875	$19,948	$15,093
Ratios to average net assets:
Net investment income (loss)	(0.30%)	0.60%	0.67%	0.07%	(0.30%)	(0.58%)
Total expenses[d]	1.89%	1.87%	1.78%	1.76%	1.72%	1.67%
Net expenses[e]	1.82%	1.80%	1.78%	1.76%	1.72%	1.67%
Portfolio turnover rate	220%	274%	368%	403%	368%	477%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	25.2%
Guggenheim Strategy Fund II	16.7%
Total	41.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	(0.05%)	(6.38%)	(8.42%)	(13.88%)
S&P MidCap 400 Index	(12.78%)	(6.70%)	5.22%	11.34%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 41.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	7,616	$75,549
Guggenheim Strategy Fund II1	2,033	50,282
Total Mutual Funds
(Cost $123,607)		125,831

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 6.7%
Federal Farm Credit Bank
1.56% due 08/21/20[2]	$20,000	19,996
Total Federal Agency Discount Notes
(Cost $19,956)		19,996

FEDERAL AGENCY NOTES†† - 3.3%
Fannie Mae
1.50% due 08/24/21	10,000	10,006
Total Federal Agency Notes
(Cost $10,026)		10,006

REPURCHASE AGREEMENTS††,3 - 51.7%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[4]	86,108	86,108
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[4]	35,661	35,661
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[4]	33,521	33,521
Total Repurchase Agreements
(Cost $155,290)		155,290

Total Investments - 103.6%
(Cost $308,879)		$311,123
Other Assets & Liabilities, net - (3.6)%		(10,944)
Total Net Assets - 100.0%		$300,179

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P MidCap 400 Index	(0.13)% (1 Month USD LIBOR - 0.05%)	At Maturity	07/29/20	6	$10,632	$(309)
Barclays Bank plc	S&P MidCap 400 Index	(0.31)% (1 Week USD LIBOR + 0.20%)	At Maturity	07/30/20	46	81,249	(1,329)
Goldman Sachs International	S&P MidCap 400 Index	(0.21)% (1 Week USD LIBOR + 0.10%)	At Maturity	07/28/20	117	208,453	(7,469)
						$300,334	$(9,107)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$125,831	$—	$—	$125,831
Federal Agency Discount Notes	—	19,996	—	19,996
Federal Agency Notes	—	10,006	—	10,006
Repurchase Agreements	—	155,290	—	155,290
Total Assets	$125,831	$185,292	$—	$311,123

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Total Return Swap Agreements**	$—	$9,107	$—	$9,107

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$67,902	$120,696	$(138,000)	$(1,582)	$1,266	$50,282	2,033	$700
Guggenheim Ultra Short Duration Fund — Institutional Class	72,747	137,663	(135,000)	(1,021)	1,160	75,549	7,616	666
	$140,649	$258,359	$(273,000)	$(2,603)	$2,426	$125,831		$1,366

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $29,982)	$30,002
Investments in affiliated issuers, at value (cost $123,607)	125,831
Repurchase agreements, at value (cost $155,290)	155,290
Receivables:
Dividends	134
Variation margin on futures contracts	56
Interest	53
Total assets	311,366

Liabilities:
Unrealized depreciation on OTC swap agreements	9,107
Payable for:
Swap settlement	833
Management fees	215
Securities purchased	134
Transfer agent and administrative fees	68
Investor service fees	64
Fund shares redeemed	54
Portfolio accounting fees	25
Trustees’ fees*	7
Miscellaneous	680
Total liabilities	11,187
Commitments and contingent liabilities (Note 11)	—
Net assets	$300,179

Net assets consist of:
Paid in capital	$2,081,474
Total distributable earnings (loss)	(1,781,295)
Net assets	$300,179
Capital shares outstanding	5,001
Net asset value per share	$60.02

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$1,366
Interest	479
Total investment income	1,845

Expenses:
Management fees	1,738
Investor service fees	483
Transfer agent and administrative fees	519
Professional fees	356
Portfolio accounting fees	193
Trustees’ fees*	39
Custodian fees	30
Miscellaneous	303
Total expenses	3,661
Less:
Expenses waived by Adviser	(103)
Net expenses	3,558
Net investment loss	(1,713)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(2,603)
Swap agreements	9,963
Net realized gain	7,360
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	19
Investments in affiliated issuers	2,426
Swap agreements	(9,592)
Net change in unrealized appreciation (depreciation)	(7,147)
Net realized and unrealized gain	213
Net decrease in net assets resulting from operations	$(1,500)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,713)	$2,781
Net realized gain (loss) on investments	7,360	(98,279)
Net change in unrealized appreciation (depreciation) on investments	(7,147)	4,084
Net decrease in net assets resulting from operations	(1,500)	(91,414)

Distributions to shareholders	—	(1,261)

Capital share transactions:
Proceeds from sale of shares	3,359,309	2,723,707
Distributions reinvested	—	1,261
Cost of shares redeemed	(3,322,807)	(3,012,184)
Net increase (decrease) from capital share transactions	36,502	(287,216)
Net increase (decrease) in net assets	35,002	(379,891)

Net assets:
Beginning of period	265,177	645,068
End of period	$300,179	$265,177

Capital share activity:
Shares sold	46,833	41,564
Shares issued from reinvestment of distributions	—	20
Shares redeemed	(46,248)	(45,693)
Net increase (decrease) in shares	585	(4,109)

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$60.05	$75.67	$68.22	$78.92	$97.61	$98.69
Income (loss) from investment operations:
Net investment income (loss)[b]	(.30)	.51	.35	(.16)	(.26)	(1.38)
Net gain (loss) on investments (realized and unrealized)	.27	(15.87)	7.10 [g]	(10.54)	(18.43)	.30
Total from investment operations	(.03)	(15.36)	7.45	(10.70)	(18.69)	(1.08)
Less distributions from:
Net investment income	—	(.26)	—	—	—	—
Total distributions	—	(.26)	—	—	—	—
Net asset value, end of period	$60.02	$60.05	$75.67	$68.22	$78.92	$97.61

Total Return[c]	(0.05%)	(20.31%)	10.90%	(13.55%)	(19.13%)	(1.12%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$300	$265	$645	$178	$380	$611
Ratios to average net assets:
Net investment income (loss)	(0.89%)	0.78%	0.51%	(0.22%)	(0.82%)	(1.46%)
Total expenses[d]	1.90%	1.88%	1.77%	1.76%	1.71%	1.66%
Net expenses[e]	1.84%	1.81%	1.77%	1.76%	1.71%	1.66%
Portfolio turnover rate	195%	185%	404%	111%	565%	220%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse Share Split — Per share amounts for periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[g]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments in the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 27, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	27.4%
Guggenheim Strategy Fund II	18.2%
Total	45.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Russell 2000® 2x Strategy Fund	(36.42%)	(29.20%)	(0.51%)	13.10%
Russell 2000 Index	(12.98%)	(6.63%)	6.49%	12.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
RIGHTS†††,1 - 0.0%

Communications - 0.0%
Nexstar Media Group, Inc.*	207	$—

Consumer, Non-cyclical - 0.0%
Omthera Pharmaceuticals, Inc.*	10	—
Tobira Therapeutics, Inc.*	7	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 45.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	40,403	400,801
Guggenheim Strategy Fund II2	10,759	266,063
Total Mutual Funds
(Cost $659,105)		666,864

	Face Amount
U.S. TREASURY BILLS†† - 23.9%
U.S. Treasury Bills
0.15% due 09/17/20[3,4]	$350,000	349,890
Total U.S. Treasury Bills
(Cost $349,883)		349,890

FEDERAL AGENCY DISCOUNT NOTES†† - 6.8%
Federal Home Loan Bank
0.10% due 07/01/20[4]	100,000	100,000
Total Federal Agency Discount Notes
(Cost $100,000)		100,000

REPURCHASE AGREEMENTS††,5 - 20.0%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	162,669	162,669
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	67,369	67,369
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	63,326	63,326
Total Repurchase Agreements
(Cost $293,364)		293,364

Total Investments - 96.3%
(Cost $1,402,352)		$1,410,118
Other Assets & Liabilities, net - 3.7%		53,811
Total Net Assets - 100.0%		$1,463,929

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	2	Sep 2020	$143,640	$(40)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	0.11% (1 Week USD LIBOR)	At Maturity	07/30/20	1,458	$2,100,838	$40,885
Goldman Sachs International	Russell 2000 Index	0.36% (1 Week USD LIBOR + 0.25%)	At Maturity	07/28/20	390	562,001	18,085
BNP Paribas	Russell 2000 Index	0.28% (1 Month USD LIBOR + 0.10%)	At Maturity	07/29/20	84	121,120	4,338
						$2,783,959	$63,308

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
RUSSELL 2000® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at June 30, 2020. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Mutual Funds	666,864	—	—		666,864
U.S. Treasury Bills	—	349,890	—		349,890
Federal Agency Discount Notes	—	100,000	—		100,000
Repurchase Agreements	—	293,364	—		293,364
Total Return Swap Agreements**	—	63,308	—		63,308
Total Assets	$666,864	$806,562	$—		$1,473,426

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Futures Contracts**	$40	$—	$—	$40

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
RUSSELL 2000® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$655,774	$2,130,514	$(2,520,000)	$(4,832)	$4,607	$266,063	10,759	$5,551
Guggenheim Ultra Short Duration Fund — Institutional Class	954,930	2,756,088	(3,315,000)	(556)	5,339	400,801	40,403	6,133
	$1,610,704	$4,886,602	$(5,835,000)	$(5,388)	$9,946	$666,864		$11,684

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $449,883)	$449,890
Investments in affiliated issuers, at value (cost $659,105)	666,864
Repurchase agreements, at value (cost $293,364)	293,364
Unrealized appreciation on OTC swap agreements	63,308
Receivables:
Swap settlement	1,554
Dividends	1,508
Interest	1
Total assets	1,476,489

Liabilities:
Payable for:
Management fees	3,217
Professional fees	2,205
Securities purchased	1,508
Printing fees	1,428
Transfer agent and administrative fees	1,018
Investor service fees	946
Licensing fees	640
Portfolio accounting fees	379
Fund shares redeemed	50
Trustees’ fees*	47
Variation margin on futures contracts	40
Miscellaneous	1,082
Total liabilities	12,560
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,463,929

Net assets consist of:
Paid in capital	$3,033,164
Total distributable earnings (loss)	(1,569,235)
Net assets	$1,463,929
Capital shares outstanding	9,799
Net asset value per share	$149.40

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$11,684
Interest	3,794
Total investment income	15,478

Expenses:
Management fees	11,909
Investor service fees	3,308
Transfer agent and administrative fees	3,560
Professional fees	2,715
Portfolio accounting fees	1,323
Trustees’ fees*	322
Custodian fees	246
Miscellaneous	2,118
Total expenses	25,501
Less:
Expenses waived by Adviser	(884)
Net expenses	24,617
Net investment loss	(9,139)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	265
Investments in affiliated issuers	(5,388)
Swap agreements	(1,169,058)
Futures contracts	(173,054)
Net realized loss	(1,347,235)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(11)
Investments in affiliated issuers	9,946
Swap agreements	76,097
Futures contracts	(1,342)
Net change in unrealized appreciation (depreciation)	84,690
Net realized and unrealized loss	(1,262,545)
Net decrease in net assets resulting from operations	$(1,271,684)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(9,139)	$18,473
Net realized gain (loss) on investments	(1,347,235)	487,126
Net change in unrealized appreciation (depreciation) on investments	84,690	(46,667)
Net increase (decrease) in net assets resulting from operations	(1,271,684)	458,932

Distributions to shareholders	—	(17,289)

Capital share transactions:
Proceeds from sale of shares	33,756,265	36,929,861
Distributions reinvested	—	17,289
Cost of shares redeemed	(34,895,175)	(35,204,749)
Net increase (decrease) from capital share transactions	(1,138,910)	1,742,401
Net increase (decrease) in net assets	(2,410,594)	2,184,044

Net assets:
Beginning of period	3,874,523	1,690,479
End of period	$1,463,929	$3,874,523

Capital share activity:
Shares sold	220,666	176,687
Shares issued from reinvestment of distributions	—	81
Shares redeemed	(227,355)	(170,815)
Net increase (decrease) in shares	(6,689)	5,953

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$234.99	$160.46	$234.65	$192.92	$139.69	$180.03
Income (loss) from investment operations:
Net investment income (loss)[b]	(.56)	1.27	.70	(.79)	(1.11)	(1.73)
Net gain (loss) on investments (realized and unrealized)	(85.03)	74.31	(54.40)	50.24	54.34	(17.40)
Total from investment operations	(85.59)	75.58	(53.70)	49.45	53.23	(19.13)
Less distributions from:
Net investment income	—	(1.05)	—	—	—	—
Net realized gains	—	—	(20.49)	(7.72)	—	(21.21)
Total distributions	—	(1.05)	(20.49)	(7.72)	—	(21.21)
Net asset value, end of period	$149.40	$234.99	$160.46	$234.65	$192.92	$139.69

Total Return[c]	(36.42%)	47.15%	(26.21%)	26.26%	38.11%	(13.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,464	$3,875	$1,690	$7,040	$5,747	$2,770
Ratios to average net assets:
Net investment income (loss)	(0.69%)	0.61%	0.28%	(0.38%)	(0.74%)	(1.00%)
Total expenses[d]	1.93%	1.92%	1.82%	1.80%	1.77%	1.70%
Net expenses[e]	1.86%	1.86%	1.82%	1.80%	1.77%	1.70%
Portfolio turnover rate	502%	510%	625%	525%	1,125%	327%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	29.8%
Guggenheim Strategy Fund II	12.8%
Total	42.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	(24.89%)	(18.02%)	1.91%	11.57%
Russell 2000 Index	(12.98%)	(6.63%)	6.49%	12.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
RIGHTS†††,1 - 0.0%

Communications - 0.0%
Nexstar Media Group, Inc.*	132	$—

Consumer, Non-cyclical - 0.0%
Omthera Pharmaceuticals, Inc.*	37	—
Tobira Therapeutics, Inc.*	8	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 42.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	109,475	1,085,988
Guggenheim Strategy Fund II2	18,957	468,798
Total Mutual Funds
(Cost $1,551,193)		1,554,786

	Face Amount
U.S. TREASURY BILLS†† - 16.4%
U.S. Treasury Bills
0.15% due 09/17/20[3,4]	$400,000	399,874
0.16% due 09/17/20[3,4]	200,000	199,937
Total U.S. Treasury Bills
(Cost $599,792)		599,811

FEDERAL AGENCY NOTES†† - 6.9%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[5]	250,000	250,257
Total Federal Agency Notes
(Cost $250,000)		250,257

FEDERAL AGENCY DISCOUNT NOTES†† - 5.5%
Federal Home Loan Bank
0.25% due 07/01/20[4]	100,000	100,000
1.56% due 07/02/20[4]	100,000	99,996
Total Federal Agency Discount Notes
(Cost $199,996)		199,996

REPURCHASE AGREEMENTS††,6 - 24.7%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[3]	499,570	499,570
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[3]	206,894	206,894
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[3]	194,481	194,481
Total Repurchase Agreements
(Cost $900,945)		900,945

Total Investments - 96.1%
(Cost $3,501,926)		$3,505,795
Other Assets & Liabilities, net - 3.9%		142,670
Total Net Assets - 100.0%		$3,648,465

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	5	Sep 2020	$359,100	$(101)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	0.36% (1 Week USD LIBOR + 0.25%)	At Maturity	07/28/20	1,504	$2,168,069	$94,137
Barclays Bank plc	Russell 2000 Index	0.11% (1 Week USD LIBOR)	At Maturity	07/30/20	1,960	2,825,257	54,982
BNP Paribas	Russell 2000 Index	0.28% (1 Month USD LIBOR + 0.10%)	At Maturity	07/29/20	81	117,434	4,206
						$5,110,760	$153,325

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at June 30, 2020. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]

Variable rate security. Rate indicated is the rate effective at June 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Mutual Funds	1,554,786	—	—		1,554,786
U.S. Treasury Bills	—	599,811	—		599,811
Federal Agency Notes	—	250,257	—		250,257
Federal Agency Discount Notes	—	199,996	—		199,996
Repurchase Agreements	—	900,945	—		900,945
Total Return Swap Agreements**	—	153,325	—		153,325
Total Assets	$1,554,786	$2,104,334	$—		$3,659,120

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Futures Contracts**	$101	$—	$—	$101

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,251,714	$759,715	$(1,540,000)	$(5,782)	$3,151	$468,798	18,957	$9,786
Guggenheim Ultra Short Duration Fund — Institutional Class	1,798,499	820,211	(1,535,000)	(2,341)	4,619	1,085,988	109,475	10,295
	$3,050,213	$1,579,926	$(3,075,000)	$(8,123)	$7,770	$1,554,786		$20,081

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $1,049,788)	$1,050,064
Investments in affiliated issuers, at value (cost $1,551,193)	1,554,786
Repurchase agreements, at value (cost $900,945)	900,945
Unrealized appreciation on OTC swap agreements	153,325
Receivables:
Swap settlement	12,936
Dividends	1,623
Interest	55
Total assets	3,673,734

Liabilities:
Payable for:
Fund shares redeemed	10,703
Professional fees	3,157
Management fees	2,524
Printing fees	2,046
Securities purchased	1,623
Transfer agent and administrative fees	815
Investor service fees	758
Portfolio accounting fees	303
Variation margin on futures contracts	101
Trustees’ fees*	74
Miscellaneous	3,165
Total liabilities	25,269
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,648,465

Net assets consist of:
Paid in capital	$4,664,916
Total distributable earnings (loss)	(1,016,451)
Net assets	$3,648,465
Capital shares outstanding	62,327
Net asset value per share	$58.54

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$20,081
Interest	5,983
Total investment income	26,064

Expenses:
Management fees	17,056
Investor service fees	4,738
Transfer agent and administrative fees	5,098
Professional fees	3,628
Portfolio accounting fees	1,895
Trustees’ fees*	620
Custodian fees	366
Miscellaneous	3,165
Total expenses	36,566
Less:
Expenses waived by Adviser	(1,450)
Net expenses	35,116
Net investment loss	(9,052)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	682
Investments in affiliated issuers	(8,123)
Swap agreements	(1,048,557)
Futures contracts	(246,129)
Net realized loss	(1,302,127)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(248)
Investments in affiliated issuers	7,770
Swap agreements	151,585
Futures contracts	(101)
Net change in unrealized appreciation (depreciation)	159,006
Net realized and unrealized loss	(1,143,121)
Net decrease in net assets resulting from operations	$(1,152,173)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(9,052)	$35,778
Net realized gain (loss) on investments	(1,302,127)	1,892,716
Net change in unrealized appreciation (depreciation) on investments	159,006	(97,262)
Net increase (decrease) in net assets resulting from operations	(1,152,173)	1,831,232

Capital share transactions:
Proceeds from sale of shares	9,719,940	22,821,308
Cost of shares redeemed	(10,264,192)	(25,780,443)
Net decrease from capital share transactions	(544,252)	(2,959,135)
Net decrease in net assets	(1,696,425)	(1,127,903)

Net assets:
Beginning of period	5,344,890	6,472,793
End of period	$3,648,465	$5,344,890

Capital share activity:
Shares sold	164,395	328,788
Shares redeemed	(170,645)	(372,633)
Net decrease in shares	(6,250)	(43,845)

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$77.94	$57.58	$74.58	$64.03	$49.10	$53.99
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)	.41	.34	(.14)	(.38)	(.46)
Net gain (loss) on investments (realized and unrealized)	(19.26)	19.95	(13.90)	12.71	15.31	(4.43)
Total from investment operations	(19.40)	20.36	(13.56)	12.57	14.93	(4.89)
Less distributions from:
Net realized gains	—	—	(3.44)	(2.02)	—	—
Total distributions	—	—	(3.44)	(2.02)	—	—
Net asset value, end of period	$58.54	$77.94	$57.58	$74.58	$64.03	$49.10

Total Return[c]	(24.89%)	35.36%	(19.57%)	20.01%	30.41%	(9.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,648	$5,345	$6,473	$9,070	$9,759	$6,342
Ratios to average net assets:
Net investment income (loss)	(0.48%)	0.58%	0.45%	(0.21%)	(0.74%)	(0.84%)
Total expenses[d]	1.93%	1.92%	1.82%	1.80%	1.77%	1.70%
Net expenses[e]	1.85%	1.85%	1.81%	1.80%	1.77%	1.70%
Portfolio turnover rate	77%	127%	268%	234%	1,198%	406%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	19.4%
Guggenheim Strategy Fund II	10.6%
Total	30.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	(1.75%)	(8.65%)	(8.59%)	(14.39%)
Russell 2000 Index	(12.98%)	(6.63%)	6.49%	12.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 30.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	35,095	$348,140
Guggenheim Strategy Fund II1	7,677	189,849
Total Mutual Funds
(Cost $533,173)		537,989

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 13.6%
Federal Home Loan Bank
0.07% due 07/02/20[2]	$192,000	192,000
Federal Farm Credit Bank
1.56% due 08/21/20[2]	53,000	52,988
Total Federal Agency Discount Notes
(Cost $244,882)		244,988

REPURCHASE AGREEMENTS††,3 - 64.2%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[4]	638,459	638,459
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[4]	264,414	264,414
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[4]	248,550	248,550
Total Repurchase Agreements
(Cost $1,151,423)		1,151,423

Total Investments - 107.8%
(Cost $1,929,478)		$1,934,400
Other Assets & Liabilities, net - (7.8)%		(139,729)
Total Net Assets - 100.0%		$1,794,671

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	4	Sep 2020	$287,280	$626

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Russell 2000 Index	0.39% (1 Week USD LIBOR - 0.50%)	At Maturity	07/30/20	31	$44,046	$(857)
BNP Paribas	Russell 2000 Index	0.22% (1 Month USD LIBOR - 0.40%)	At Maturity	07/29/20	284	408,948	(16,316)
Goldman Sachs International	Russell 2000 Index	(0.06)% (1 Week USD LIBOR - 0.05%)	At Maturity	07/28/20	729	1,051,329	(40,873)
						$1,504,323	$(58,046)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$537,989	$—	$—	$537,989
Federal Agency Discount Notes	—	244,988	—	244,988
Repurchase Agreements	—	1,151,423	—	1,151,423
Futures Contracts**	626	—	—	626
Total Assets	$538,615	$1,396,411	$—	$1,935,026

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Total Return Swap Agreements**	$—	$58,046	$—	$58,046

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$153,407	$582,474	$(545,000)	$(3,687)	$2,655	$189,849	7,677	$2,482
Guggenheim Ultra Short Duration Fund — Institutional Class	164,715	602,719	(420,000)	(1,384)	2,090	348,140	35,095	2,727
	$318,122	$1,185,193	$(965,000)	$(5,071)	$4,745	$537,989		$5,209

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $244,882)	$244,988
Investments in affiliated issuers, at value (cost $533,173)	537,989
Repurchase agreements, at value (cost $1,151,423)	1,151,423
Segregated cash with broker	56,320
Receivables:
Fund shares sold	19,950
Dividends	645
Interest	2
Total assets	2,011,317

Liabilities:
Unrealized depreciation on OTC swap agreements	58,046
Payable for:
Fund shares redeemed	130,686
Swap settlement	17,235
Variation margin on futures contracts	5,361
Management fees	1,055
Securities purchased	645
Transfer agent and administrative fees	339
Investor service fees	315
Portfolio accounting fees	126
Trustees’ fees*	24
Miscellaneous	2,814
Total liabilities	216,646
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,794,671

Net assets consist of:
Paid in capital	$9,200,194
Total distributable earnings (loss)	(7,405,523)
Net assets	$1,794,671
Capital shares outstanding	33,939
Net asset value per share	$52.88

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$5,209
Interest	1,288
Total investment income	6,497

Expenses:
Management fees	6,282
Investor service fees	1,745
Transfer agent and administrative fees	1,877
Professional fees	1,251
Portfolio accounting fees	698
Trustees’ fees*	127
Custodian fees	114
Miscellaneous	1,468
Total expenses	13,562
Less:
Expenses waived by Adviser	(425)
Net expenses	13,137
Net investment loss	(6,640)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(5,071)
Swap agreements	(504,610)
Futures contracts	2,111
Net realized loss	(507,570)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	104
Investments in affiliated issuers	4,745
Swap agreements	(60,039)
Futures contracts	2,282
Net change in unrealized appreciation (depreciation)	(52,908)
Net realized and unrealized loss	(560,478)
Net decrease in net assets resulting from operations	$(567,118)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(6,640)	$9,218
Net realized loss on investments	(507,570)	(502,346)
Net change in unrealized appreciation (depreciation) on investments	(52,908)	50,004
Net decrease in net assets resulting from operations	(567,118)	(443,124)

Distributions to shareholders	—	(7,165)

Capital share transactions:
Proceeds from sale of shares	16,448,992	15,962,630
Distributions reinvested	—	7,165
Cost of shares redeemed	(14,699,476)	(18,689,264)
Net increase (decrease) from capital share transactions	1,749,516	(2,719,469)
Net increase (decrease) in net assets	1,182,398	(3,169,758)

Net assets:
Beginning of period	612,273	3,782,031
End of period	$1,794,671	$612,273

Capital share activity:
Shares sold	264,349	269,058
Shares issued from reinvestment of distributions	—	125
Shares redeemed	(241,787)	(313,193)
Net increase (decrease) in shares	22,562	(44,010)

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$53.82	$68.28	$61.44	$71.04	$89.12	$89.01
Income (loss) from investment operations:
Net investment income (loss)[b]	(.29)	.46	.31	(.51)	(.35)	(1.20)
Net gain (loss) on investments (realized and unrealized)	(.65)	(14.50)	6.53	(9.09)	(17.73)	1.31
Total from investment operations	(.94)	(14.04)	6.84	(9.60)	(18.08)	.11
Less distributions from:
Net investment income	—	(.42)	—	—	—	—
Total distributions	—	(.42)	—	—	—	—
Net asset value, end of period	$52.88	$53.82	$68.28	$61.44	$71.04	$89.12

Total Return[c]	(1.75%)	(20.62%)	11.13%	(13.49%)	(20.28%)	0.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,795	$612	$3,782	$923	$12,310	$6,949
Ratios to average net assets:
Net investment income (loss)	(0.95%)	0.76%	0.51%	(0.74%)	(1.14%)	(1.39%)
Total expenses[d]	1.94%	1.93%	1.83%	1.80%	1.75%	1.71%
Net expenses[e]	1.88%	1.85%	1.82%	1.80%	1.75%	1.71%
Portfolio turnover rate	175%	164%	287%	445%	1,160%	452%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance, before fees and expenses, of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	26.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	15.4%
Apple, Inc.	3.5%
UnitedHealth Group, Inc.	2.8%
Home Depot, Inc.	2.4%
Microsoft Corp.	1.9%
Goldman Sachs Group, Inc.	1.9%
Visa, Inc. — Class A	1.8%
McDonald’s Corp.	1.8%
Boeing Co.	1.8%
Top Ten Total	60.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	(27.77%)	(17.35%)	13.06%	20.05%
Dow Jones Industrial Average Index	(8.43%)	(0.54%)	10.62%	12.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
DOW 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 36.0%

Technology - 7.2%
Apple, Inc.	1,158	$422,438
Microsoft Corp.	1,158	235,665
International Business Machines Corp.	1,158	139,852
Intel Corp.	1,158	69,283
Total Technology		867,238

Consumer, Non-cyclical - 6.8%
UnitedHealth Group, Inc.	1,158	341,552
Johnson & Johnson	1,158	162,849
Procter & Gamble Co.	1,158	138,462
Merck & Company, Inc.	1,158	89,548
Coca-Cola Co.	1,158	51,740
Pfizer, Inc.	1,158	37,867
Total Consumer, Non-cyclical		822,018

Consumer, Cyclical - 6.7%
Home Depot, Inc.	1,158	290,090
McDonald’s Corp.	1,158	213,616
Walmart, Inc.	1,158	138,705
NIKE, Inc. — Class B	1,158	113,542
Walgreens Boots Alliance, Inc.	1,158	49,088
Total Consumer, Cyclical		805,041

Financial - 6.6%
Goldman Sachs Group, Inc.	1,158	228,844
Visa, Inc. — Class A	1,158	223,691
Travelers Companies, Inc.	1,158	132,070
American Express Co.	1,158	110,242
JPMorgan Chase & Co.	1,158	108,921
Total Financial		803,768

Industrial - 5.0%
Boeing Co.	1,158	212,261
3M Co.	1,158	180,637
Caterpillar, Inc.	1,158	146,487
Raytheon Technologies Corp.	1,158	71,356
Total Industrial		610,741

Communications - 2.0%
Walt Disney Co.	1,158	129,128
Verizon Communications, Inc.	1,158	63,841
Cisco Systems, Inc.	1,158	54,009
Total Communications		246,978

Energy - 1.3%
Chevron Corp.	1,158	103,328
Exxon Mobil Corp.	1,158	51,786
Total Energy		155,114

Basic Materials - 0.4%
Dow, Inc.	1,158	47,200

Total Common Stocks
(Cost $3,951,702)		4,358,098

MUTUAL FUNDS† - 42.2%
Guggenheim Strategy Fund II1	131,200	3,244,565
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	187,756	1,862,536
Total Mutual Funds
(Cost $5,056,877)		5,107,101

	Face Amount
U.S. TREASURY BILLS†† - 9.7%
U.S. Treasury Bills
0.16% due 09/17/20[2,3]	$500,000	499,843
0.14% due 09/17/20[2,3]	400,000	399,874
0.15% due 07/23/20[3]	269,000	268,980
Total U.S. Treasury Bills
(Cost $1,168,669)		1,168,697

REPURCHASE AGREEMENTS††,4 - 9.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[2]	646,475	646,475
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[2]	267,735	267,735
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[2]	251,670	251,670
Total Repurchase Agreements
(Cost $1,165,880)		1,165,880

Total Investments - 97.5%
(Cost $11,343,128)		$11,799,776
Other Assets & Liabilities, net - 2.5%		307,917
Total Net Assets - 100.0%		$12,107,693

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
DOW 2x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	0.68% (1 Month USD LIBOR + 0.50%)	At Maturity	07/29/20	474	$12,224,482	$173,773
Barclays Bank plc	Dow Jones Industrial Average Index	0.61% (1 Week USD LIBOR + 0.50%)	At Maturity	07/30/20	298	7,685,630	19,635
						$19,910,112	$193,408

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,358,098	$—	$—	$4,358,098
Mutual Funds	5,107,101	—	—	5,107,101
U.S. Treasury Bills	—	1,168,697	—	1,168,697
Repurchase Agreements	—	1,165,880	—	1,165,880
Total Return Swap Agreements**	—	193,408	—	193,408
Total Assets	$9,465,199	$2,527,985	$—	$11,993,184

**	This derivative is reported as unrealized appreciation/depreciation at period end.

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
DOW 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,466,704	$5,431,195	$(6,650,000)	$(50,309)	$46,975	$3,244,565	131,200	$31,447
Guggenheim Ultra Short Duration Fund — Institutional Class	5,476,105	5,430,406	(9,050,000)	(17,933)	23,958	1,862,536	187,756	30,662
	$9,942,809	$10,861,601	$(15,700,000)	$(68,242)	$70,933	$5,107,101		$62,109

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $5,120,371)	$5,526,795
Investments in affiliated issuers, at value (cost $5,056,877)	5,107,101
Repurchase agreements, at value (cost $1,165,880)	1,165,880
Segregated cash with broker	10,000
Unrealized appreciation on OTC swap agreements	193,408
Receivables:
Fund shares sold	176,505
Dividends	8,457
Interest	2
Total assets	12,188,148

Liabilities:
Payable for:
Swap settlement	22,340
Professional fees	10,849
Management fees	9,872
Fund shares redeemed	8,812
Printing fees	7,029
Securities purchased	6,284
Transfer agent and administrative fees	3,082
Investor service fees	2,864
Portfolio accounting fees	1,146
Trustees’ fees*	233
Miscellaneous	7,944
Total liabilities	80,455
Commitments and contingent liabilities (Note 11)	—
Net assets	$12,107,693

Net assets consist of:
Paid in capital	$15,365,668
Total distributable earnings (loss)	(3,257,975)
Net assets	$12,107,693
Capital shares outstanding	102,599
Net asset value per share	$118.01

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$40,115
Dividends from securities of affiliated issuers	62,109
Interest	12,255
Total investment income	114,479

Expenses:
Management fees	58,604
Investor service fees	16,279
Transfer agent and administrative fees	17,516
Professional fees	12,977
Portfolio accounting fees	6,511
Trustees’ fees*	1,728
Custodian fees	1,045
Line of credit fees	36
Miscellaneous	10,248
Total expenses	124,944
Less:
Expenses waived by Adviser	(4,235)
Net expenses	120,709
Net investment loss	(6,230)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(200,941)
Investments in affiliated issuers	(68,242)
Swap agreements	(3,956,233)
Futures contracts	(1,171,491)
Net realized loss	(5,396,907)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(11,066)
Investments in affiliated issuers	70,933
Swap agreements	173,924
Futures contracts	406
Net change in unrealized appreciation (depreciation)	234,197
Net realized and unrealized loss	(5,162,710)
Net decrease in net assets resulting from operations	$(5,168,940)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(6,230)	$103,391
Net realized gain (loss) on investments	(5,396,907)	6,232,472
Net change in unrealized appreciation (depreciation) on investments	234,197	181,382
Net increase (decrease) in net assets resulting from operations	(5,168,940)	6,517,245

Distributions to shareholders	—	(111,188)

Capital share transactions:
Proceeds from sale of shares	44,766,934	79,655,407
Distributions reinvested	—	111,188
Cost of shares redeemed	(43,009,310)	(84,863,093)
Net increase (decrease) from capital share transactions	1,757,624	(5,096,498)
Net increase (decrease) in net assets	(3,411,316)	1,309,559

Net assets:
Beginning of period	15,519,009	14,209,450
End of period	$12,107,693	$15,519,009

Capital share activity:
Shares sold	364,171	564,560
Shares issued from reinvestment of distributions	—	742
Shares redeemed	(356,559)	(597,755)
Net increase (decrease) in shares	7,612	(32,453)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$163.38	$111.50	$171.44	$110.08	$84.22	$112.60
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	.91	1.01	.25	.06	(.06)
Net gain (loss) on investments (realized and unrealized)	(45.31)	51.94	(18.55)	63.43	25.80	(2.89)
Total from investment operations	(45.37)	52.85	(17.54)	63.68	25.86	(2.95)
Less distributions from:
Net investment income	—	(.97)	(.36)	(.06)	—	—
Net realized gains	—	—	(42.04)	(2.26)	—	(25.43)
Total distributions	—	(.97)	(42.40)	(2.32)	—	(25.43)
Net asset value, end of period	$118.01	$163.38	$111.50	$171.44	$110.08	$84.22

Total Return[c]	(27.77%)	47.47%	(14.23%)	58.51%	30.72%	(4.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,108	$15,519	$14,209	$23,319	$16,510	$21,905
Ratios to average net assets:
Net investment income (loss)	(0.10%)	0.65%	0.65%	0.18%	0.07%	(0.06%)
Total expenses[d]	1.92%	1.91%	1.80%	1.81%	1.77%	1.72%
Net expenses[e]	1.85%	1.84%	1.80%	1.81%	1.77%	1.72%
Portfolio turnover rate	270%	256%	362%	256%	361%	212%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	20.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	20.0%
Total	40.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	(18.74%)	(31.10%)	(26.47%)	(28.60%)
Dow Jones Industrial Average Index	(8.43%)	(0.54%)	10.62%	12.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
INVERSE DOW 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 40.5%
Guggenheim Strategy Fund II1	22,040	$545,061
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	53,585	531,564
Total Mutual Funds
(Cost $1,061,458)		1,076,625

	Face Amount
U.S. TREASURY BILLS†† - 23.0%
U.S. Treasury Bills
0.16% due 09/17/20[2,3]	$600,000	599,811
0.15% due 07/23/20[3,4]	11,000	10,999
Total U.S. Treasury Bills
(Cost $610,778)		610,810

FEDERAL AGENCY DISCOUNT NOTES†† - 3.8%
Federal Home Loan Bank
0.25% due 07/01/20[3]	100,000	100,000
Total Federal Agency Discount Notes
(Cost $100,000)		100,000

REPURCHASE AGREEMENTS††,5 - 42.4%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[2]	623,998	623,998
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[2]	258,426	258,426
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[2]	242,921	242,921
Total Repurchase Agreements
(Cost $1,125,345)		1,125,345

Total Investments - 109.7%
(Cost $2,897,581)		$2,912,780
Other Assets & Liabilities, net - (9.7)%		(257,360)
Total Net Assets - 100.0%		$2,655,420

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
Dow Jones Industrial Average Index Mini Futures Contracts	3	Sep 2020	$384,645	$6,219

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Dow Jones Industrial Average Index	(0.36)% (1 Week USD LIBOR + 0.25%)	At Maturity	07/30/20	123	$3,183,962	$(8,305)
BNP Paribas	Dow Jones Industrial Average Index	(0.18)% (1 Month USD LIBOR)	At Maturity	07/29/20	67	1,717,956	(24,411)
						$4,901,918	$(32,716)

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
INVERSE DOW 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,076,625	$—	$—	$1,076,625
U.S. Treasury Bills	—	610,810	—	610,810
Federal Agency Discount Notes	—	100,000	—	100,000
Repurchase Agreements	—	1,125,345	—	1,125,345
Futures Contracts**	6,219	—	—	6,219
Total Assets	$1,082,844	$1,836,155	$—	$2,918,999

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Total Return Swap Agreements**	$—	$32,716	$—	$32,716

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
INVERSE DOW 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$752,002	$2,581,747	$(2,780,000)	$(20,171)	$11,483	$545,061	22,040	$6,790
Guggenheim Ultra Short Duration Fund — Institutional Class	703,973	2,715,908	(2,880,000)	(13,885)	5,568	531,564	53,585	5,941
	$1,455,975	$5,297,655	$(5,660,000)	$(34,056)	$17,051	$1,076,625		$12,731

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $710,778)	$710,810
Investments in affiliated issuers, at value (cost $1,061,458)	1,076,625
Repurchase agreements, at value (cost $1,125,345)	1,125,345
Segregated cash with broker	21,156
Receivables:
Securities sold	150,000
Dividends	1,099
Interest	2
Total assets	3,085,037

Liabilities:
Unrealized depreciation on OTC swap agreements	32,716
Payable for:
Fund shares redeemed	368,834
Swap settlement	14,634
Variation margin on futures contracts	2,190
Management fees	2,104
Securities purchased	1,099
Transfer agent and administrative fees	660
Investor service fees	614
Portfolio accounting fees	246
Trustees’ fees*	58
Miscellaneous	6,462
Total liabilities	429,617
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,655,420

Net assets consist of:
Paid in capital	$22,564,771
Total distributable earnings (loss)	(19,909,351)
Net assets	$2,655,420
Capital shares outstanding	124,700
Net asset value per share	$21.29

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$12,731
Interest	4,100
Total investment income	16,831

Expenses:
Management fees	14,836
Investor service fees	4,121
Transfer agent and administrative fees	4,434
Professional fees	3,172
Portfolio accounting fees	1,649
Trustees’ fees*	384
Custodian fees	274
Miscellaneous	2,884
Total expenses	31,754
Less:
Expenses waived by Adviser	(852)
Net expenses	30,902
Net investment loss	(14,071)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	13
Investments in affiliated issuers	(34,056)
Swap agreements	(1,016,072)
Futures contracts	83,557
Net realized loss	(966,558)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1
Investments in affiliated issuers	17,051
Swap agreements	(32,847)
Futures contracts	7,945
Net change in unrealized appreciation (depreciation)	(7,850)
Net realized and unrealized loss	(974,408)
Net decrease in net assets resulting from operations	$(988,479)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(14,071)	$20,050
Net realized loss on investments	(966,558)	(1,435,569)
Net change in unrealized appreciation (depreciation) on investments	(7,850)	32,472
Net decrease in net assets resulting from operations	(988,479)	(1,383,047)

Capital share transactions:
Proceeds from sale of shares	38,238,849	57,014,446
Cost of shares redeemed	(37,870,182)	(54,477,965)
Net increase from capital share transactions	368,667	2,536,481
Net increase (decrease) in net assets	(619,812)	1,153,434

Net assets:
Beginning of period	3,275,232	2,121,798
End of period	$2,655,420	$3,275,232

Capital share activity:
Shares sold	1,348,008	1,672,865
Shares redeemed	(1,348,311)	(1,599,621)
Net increase (decrease) in shares	(303)	73,244

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$26.20	$40.99	$40.42	$66.22	$94.11	$102.38
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	.18	.25	(.32)	(.25)	(1.50)
Net gain (loss) on investments (realized and unrealized)	(4.80)	(14.97)	.32	(25.48)	(27.64)	(6.77)
Total from investment operations	(4.91)	(14.79)	.57	(25.80)	(27.89)	(8.27)
Net asset value, end of period	$21.29	$26.20	$40.99	$40.42	$66.22	$94.11

Total Return[c]	(18.74%)	(36.08%)	1.43%	(38.95%)	(29.65%)	(8.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,655	$3,275	$2,122	$3,699	$3,403	$5,057
Ratios to average net assets:
Net investment income (loss)	(0.85%)	0.56%	0.67%	(0.58%)	(0.84%)	(1.52%)
Total expenses[d]	1.93%	1.92%	1.81%	1.81%	1.77%	1.72%
Net expenses[e]	1.87%	1.86%	1.80%	1.81%	1.77%	1.72%
Portfolio turnover rate	396%	427%	524%	915%	642%	270%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds	44.7%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.6%
Guggenheim Strategy Fund II	11.5%
Total	67.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	29.14%	33.22%	10.15%	8.17%
Price Movement of Long Treasury Bond**	24.15%	27.49%	7.17%	4.70%
Bloomberg Barclays U.S. Long Treasury Index	21.20%	25.41%	9.26%	7.74%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 23.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	378,379	$3,753,523
Guggenheim Strategy Fund II1	149,391	3,694,446
Total Mutual Funds
(Cost $7,412,010)		7,447,969

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 44.7%
U.S. Treasury Bonds
1.25% due 05/15/50	$15,000,000	14,397,656
Total U.S. Government Securities
(Cost $14,265,729)		14,397,656

FEDERAL AGENCY DISCOUNT NOTES†† - 4.7%
Tennessee Valley Authority
0.10% due 07/08/20[2]	1,018,000	1,017,980
Freddie Mac
0.05% due 07/02/20[2]	300,000	300,000
Federal Home Loan Bank
0.10% due 07/01/20[2]	100,000	100,000
Federal Farm Credit Bank
0.10% due 07/08/20[2]	100,000	99,998
Total Federal Agency Discount Notes
(Cost $1,517,978)		1,517,978

U.S. TREASURY BILLS†† - 1.9%
U.S. Treasury Bills
0.15% due 07/23/20[2,3]	625,000	624,953
Total U.S. Treasury Bills
(Cost $624,940)		624,953

REPURCHASE AGREEMENTS††,4 - 31.1%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	5,550,314	5,550,314
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	2,298,637	2,298,637
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	2,160,718	2,160,718
Total Repurchase Agreements
(Cost $10,009,669)		10,009,669

Total Investments - 105.5%
(Cost $33,830,326)		$33,998,225
Other Assets & Liabilities, net - (5.5)%		(1,785,674)
Total Net Assets - 100.0%		$32,212,551

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	144	Sep 2020	$31,405,500	$(96,992)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$7,447,969	$—	$—	$7,447,969
U.S. Government Securities	—	14,397,656	—	14,397,656
Federal Agency Discount Notes	—	1,517,978	—	1,517,978
U.S. Treasury Bills	—	624,953	—	624,953
Repurchase Agreements	—	10,009,669	—	10,009,669
Total Assets	$7,447,969	$26,550,256	$—	$33,998,225

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Futures Contracts**	$96,992	$—	$—	$96,992

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,115,601	$7,096,549	$(4,530,000)	$(12,989)	$25,285	$3,694,446	149,391	$16,612
Guggenheim Ultra Short Duration Fund — Institutional Class	1,233,472	10,221,238	(7,700,000)	(14,570)	13,383	3,753,523	378,379	21,295
	$2,349,073	$17,317,787	$(12,230,000)	$(27,559)	$38,668	$7,447,969		$37,907

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $16,408,647)	$16,540,587
Investments in affiliated issuers, at value (cost $7,412,010)	7,447,969
Repurchase agreements, at value (cost $10,009,669)	10,009,669
Segregated cash with broker	1,148,362
Receivables:
Securities sold	2,399,609
Interest	31,662
Dividends	4,954
Fund shares sold	339
Total assets	37,583,151

Liabilities:
Payable for:
Fund shares redeemed	5,119,931
Variation margin on futures contracts	182,846
Management fees	8,668
Securities purchased	4,954
Investor service fees	4,555
Transfer agent and administrative fees	3,990
Portfolio accounting fees	1,822
Trustees’ fees*	393
Miscellaneous	43,441
Total liabilities	5,370,600
Commitments and contingent liabilities (Note 11)	—
Net assets	$32,212,551

Net assets consist of:
Paid in capital	$43,008,376
Total distributable earnings (loss)	(10,795,825)
Net assets	$32,212,551
Capital shares outstanding	731,525
Net asset value per share	$44.03

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$37,907
Interest	157,068
Total investment income	194,975

Expenses:
Management fees	62,209
Investor service fees	31,105
Transfer agent and administrative fees	27,248
Professional fees	23,953
Portfolio accounting fees	12,442
Printing expenses	9,736
Trustees’ fees*	1,920
Custodian fees	1,862
Miscellaneous	8,625
Total expenses	179,100
Less:
Expenses waived by Adviser	(3,116)
Net expenses	175,984
Net investment income	18,991

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,537,198)
Investments in affiliated issuers	(27,559)
Futures contracts	368,008
Net realized loss	(1,196,749)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	176,759
Investments in affiliated issuers	38,668
Futures contracts	(1,800)
Net change in unrealized appreciation (depreciation)	213,627
Net realized and unrealized loss	(983,122)
Net decrease in net assets resulting from operations	$(964,131)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,991	$192,911
Net realized gain (loss) on investments	(1,196,749)	2,785,216
Net change in unrealized appreciation (depreciation) on investments	213,627	(970,082)
Net increase (decrease) in net assets resulting from operations	(964,131)	2,008,045

Distributions to shareholders	(28,726)	(192,415)

Capital share transactions:
Proceeds from sale of shares	266,730,103	243,488,670
Distributions reinvested	28,726	192,415
Cost of shares redeemed	(243,906,487)	(248,580,079)
Net increase (decrease) from capital share transactions	22,852,342	(4,898,994)
Net increase (decrease) in net assets	21,859,485	(3,083,364)

Net assets:
Beginning of period	10,353,066	13,436,430
End of period	$32,212,551	$10,353,066

Capital share activity:
Shares sold	6,282,560	7,334,753
Shares issued from reinvestment of distributions	749	5,919
Shares redeemed	(5,854,913)	(7,491,457)
Net increase (decrease) in shares	428,396	(150,785)

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$34.15	$29.60	$31.79	$29.36	$29.73	$45.27
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.39	.46	.38	.31	.32
Net gain (loss) on investments (realized and unrealized)	9.90 [f]	4.55	(2.16)	2.43	(.38)	(3.29)
Total from investment operations	9.93	4.94	(1.70)	2.81	(.07)	(2.97)
Less distributions from:
Net investment income	(.05)	(.39)	(.46)	(.38)	(.30)	(.31)
Net realized gains	—	—	(.03)	—	—	(12.26)
Total distributions	(.05)	(.39)	(.49)	(.38)	(.30)	(12.57)
Net asset value, end of period	$44.03	$34.15	$29.60	$31.79	$29.36	$29.73

Total Return[c]	29.14%	16.78%	(5.32%)	9.64%	(0.33%)	(5.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,213	$10,353	$13,436	$11,617	$17,124	$17,372
Ratios to average net assets:
Net investment income (loss)	0.15%	1.19%	1.58%	1.24%	0.93%	0.86%
Total expenses[d]	1.44%	1.41%	1.32%	1.30%	1.25%	1.21%
Net expenses[e]	1.41%	1.38%	1.32%	1.30%	1.25%	1.21%
Portfolio turnover rate	911%	2,060%	2,292%	2,055%	1,386%	1,800%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	11.0%
Guggenheim Strategy Fund II	10.7%
Total	21.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	(23.74%)	(26.81%)	(10.53%)	(9.91%)
Price Movement of Long Treasury Bond**	24.15%	27.49%	7.17%	4.70%
Bloomberg Barclays U.S. Long Treasury Index	21.20%	25.41%	9.26%	7.74%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 21.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	40,112	$397,911
Guggenheim Strategy Fund II1	15,778	390,186
Total Mutual Funds
(Cost $788,738)		788,097

	Face Amount
FEDERAL AGENCY NOTES†† - 3.4%
Farmer Mac
0.23% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$125,000	125,000
Total Federal Agency Notes
(Cost $125,000)		125,000

FEDERAL AGENCY DISCOUNT NOTES†† - 2.7%
Federal Home Loan Bank
1.56% due 07/02/20[3]	100,000	99,996
Total Federal Agency Discount Notes
(Cost $99,996)		99,996

U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
0.15% due 07/23/20[3,4]	35,000	34,997
Total U.S. Treasury Bills
(Cost $34,997)		34,997

REPURCHASE AGREEMENTS†† - 136.6%
Individual Repurchase Agreements[5]
Mizuho Financial Group, Inc. issued 06/30/20 at (0.10)% due 07/01/20 (secured by a U.S. Treasury Bond, at a rate of 1.25% and maturing 05/15/50 as collateral, with a value of $1,354,719) to be repurchased at $1,328,152	1,328,155	1,328,155
Barclays Capital issued 06/30/20 at (0.10)% due 07/01/20 (secured by a U.S. Treasury Bond, at a rate of 1.25% and maturing 05/15/50 as collateral, with a value of $1,167,390) to be repurchased at $1,144,497	1,144,500	1,144,500

Joint Repurchase Agreements[6]
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	1,380,187	1,380,187
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	571,598	571,598
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	537,302	537,302
Total Repurchase Agreements
(Cost $4,961,742)		4,961,742

Total Investments - 165.4%
(Cost $6,010,473)		$6,009,832

U.S. Government Securities Sold Short†† - (71.3)%
U.S. Treasury Bonds
1.25% due 05/15/50	2,700,000	(2,591,578)
Total U.S. Government Securities Sold Short
(Proceeds $2,591,883)		(2,591,578)
Other Assets & Liabilities, net - 5.9%		215,104
Total Net Assets - 100.0%		$3,633,358

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	6	Sep 2020	$1,308,563	$(3,385)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[5]	All or a portion of this security is pledged as short security collateral at June 30, 2020.
[6]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$788,097	$—	$—	$788,097
Federal Agency Notes	—	125,000	—	125,000
Federal Agency Discount Notes	—	99,996	—	99,996
U.S. Treasury Bills	—	34,997	—	34,997
Repurchase Agreements	—	4,961,742	—	4,961,742
Total Assets	$788,097	$5,221,735	$—	$6,009,832

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$2,591,578	$—	$2,591,578
Futures Contracts**	3,385	—	—	3,385
Total Liabilities	$3,385	$2,591,578	$—	$2,594,963

**	This derivative is reported as unrealized appreciation/depreciation at period end.

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$529,529	$54,351	$(190,000)	$(3,463)	$(231)	$390,186	15,778	$4,381
Guggenheim Ultra Short Duration Fund — Institutional Class	582,120	229,098	(410,000)	(2,206)	(1,101)	397,911	40,112	4,125
	$1,111,649	$283,449	$(600,000)	$(5,669)	$(1,332)	$788,097		$8,506

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $259,993)	$259,993
Investments in affiliated issuers, at value (cost $788,738)	788,097
Repurchase agreements, at value (cost $4,961,742)	4,961,742
Cash	3
Segregated cash with broker	28,777
Receivables:
Fund shares sold	97,856
Securities sold	95,984
Variation margin on futures contracts	6,563
Dividends	918
Interest	182
Total assets	6,240,115

Liabilities:
Securities sold short, at value (proceeds $2,591,883)	2,591,578
Payable for:
Interest payable on short sales	4,310
Management fees	2,969
Securities purchased	918
Transfer agent and administrative fees	912
Investor service fees	847
Portfolio accounting fees	339
Fund shares redeemed	96
Trustees’ fees*	47
Miscellaneous	4,741
Total liabilities	2,606,757
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,633,358

Net assets consist of:
Paid in capital	$11,384,889
Total distributable earnings (loss)	(7,751,531)
Net assets	$3,633,358
Capital shares outstanding	55,868
Net asset value per share	$65.03

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$8,506
Interest	4,805
Total investment income	13,311

Expenses:
Management fees	10,887
Investor service fees	3,024
Transfer agent and administrative fees	3,254
Short interest expense	14,058
Professional fees	2,222
Portfolio accounting fees	1,210
Trustees’ fees*	293
Custodian fees	193
Miscellaneous	1,726
Total expenses	36,867
Less:
Expenses waived by Adviser	(591)
Net expenses	36,276
Net investment loss	(22,965)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(5,669)
Investments sold short	(99,663)
Futures contracts	(83,472)
Net realized loss	(188,804)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2)
Investments in affiliated issuers	(1,332)
Investments sold short	(40,074)
Futures contracts	(26,652)
Net change in unrealized appreciation (depreciation)	(68,060)
Net realized and unrealized loss	(256,864)
Net decrease in net assets resulting from operations	$(279,829)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(22,965)	$8,507
Net realized loss on investments	(188,804)	(650,854)
Net change in unrealized appreciation (depreciation) on investments	(68,060)	283,716
Net decrease in net assets resulting from operations	(279,829)	(358,631)

Capital share transactions:
Proceeds from sale of shares	20,279,784	31,903,197
Cost of shares redeemed	(18,748,663)	(33,588,425)
Net increase (decrease) from capital share transactions	1,531,121	(1,685,228)
Net increase (decrease) in net assets	1,251,292	(2,043,859)

Net assets:
Beginning of period	2,382,066	4,425,925
End of period	$3,633,358	$2,382,066

Capital share activity:
Shares sold	301,789	337,151
Shares redeemed	(273,857)	(354,225)
Net increase (decrease) in shares	27,932	(17,074)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[g]	Year Ended December 31, 2015[g]
Per Share Data
Net asset value, beginning of period	$85.27	$98.33	$94.75	$104.00	$107.17	$108.46
Income (loss) from investment operations:
Net investment income (loss)[b]	(.65)	.26	(.64)	(1.88)	(.87)	(3.63)
Net gain (loss) on investments (realized and unrealized)	(19.59)	(13.32)	4.22	(7.37)	(2.30)	2.34
Total from investment operations	(20.24)	(13.06)	3.58	(9.25)	(3.17)	(1.29)
Net asset value, end of period	$65.03	$85.27	$98.33	$94.75	$104.00	$107.17

Total Return[c]	(23.74%)	(13.28%)	3.79%	(8.89%)	(2.94%)	(1.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,633	$2,382	$4,426	$4,676	$3,821	$4,740
Ratios to average net assets:
Net investment income (loss)	(1.90%)	0.29%	(0.63%)	(1.89%)	(2.59%)	(3.39%)
Total expenses[d]	3.05%	3.58%	4.31%	4.00%	3.65%	3.66%
Net expenses[e,f]	3.00%	3.49%	4.30%	4.00%	3.65%	3.66%
Portfolio turnover rate	768%	966%	907%	2,300%	1,384%	1,305%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Total expenses may include interest expense related to short sales. Excluding interest expense, the net expense ratios for the periods presented would be:

2020	2019	2018	2017	2016	2015
1.84%	1.79%	1.75%	1.75%	1.72%	1.65%

[g]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 15, 2014

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	20.8%
Guggenheim Strategy Fund II	12.5%
iShares iBoxx High Yield Corporate Bond ETF	0.1%
Total	33.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	Since Inception (10/15/14)
High Yield Strategy Fund	(9.43%)	(6.43%)	3.70%	3.67%
Bloomberg Barclays U.S. Corporate High Yield Index	(3.80%)	0.03%	4.79%	4.65%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
HIGH YIELD STRATEGY FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 0.1%
iShares iBoxx High Yield Corporate Bond ETF	20	$1,633
SPDR Bloomberg Barclays High Yield Bond ETF	15	1,517
Total Exchange-Traded Funds
(Cost $2,949)		3,150

MUTUAL FUNDS† - 33.3%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	68,621	680,724
Guggenheim Strategy Fund II1	16,569	409,747
Total Mutual Funds
(Cost $1,076,437)		1,090,471

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 9.2%
Federal Home Loan Bank
1.56% due 07/02/20[2]	$300,000	299,987
Total Federal Agency Discount Notes
(Cost $299,987)		299,987

FEDERAL AGENCY NOTES†† - 3.0%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[3]	100,000	100,102
Total Federal Agency Notes
(Cost $100,000)		100,102

U.S. TREASURY BILLS†† - 0.5%
U.S. Treasury Bills
0.15% due 07/23/20[2,4]	17,000	16,999
Total U.S. Treasury Bills
(Cost $16,998)		16,999

REPURCHASE AGREEMENTS††,5 - 43.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[6]	792,422	792,422
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[6]	328,178	328,178
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[6]	308,487	308,487
Total Repurchase Agreements
(Cost $1,429,087)		1,429,087

Total Investments - 89.7%
(Cost $2,925,458)		$2,939,796
Other Assets & Liabilities, net - 10.3%		337,636
Total Net Assets - 100.0%		$3,277,432

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	16	Sep 2020	$2,011,750	$8,434

Centrally Cleared Credit Default Swap Agreements Protection Sold††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.34	5.00%	Quarterly	06/20/25	$2,850,000	$(17,100)	$(197,921)	$180,821

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Credit Index Swap Agreements††
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	0.45% (1 Week USD LIBOR + 0.35%)	At Maturity	07/29/20	888	$72,478	$(418)
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	0.53% (1 Month USD LIBOR + 0.35%)	At Maturity	07/29/20	5,377	438,888	(2,527)
						$511,366	$(2,945)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]

Variable rate security. Rate indicated is the rate effective at June 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as credit index swap collateral at June 30, 2020.
CDX.NA.HY.34 — Credit Default Swap North American High Yield Series 34 Index
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$3,150	$—	$—	$3,150
Mutual Funds	1,090,471	—	—	1,090,471
Federal Agency Discount Notes	—	299,987	—	299,987
Federal Agency Notes	—	100,102	—	100,102
U.S. Treasury Bills	—	16,999	—	16,999
Repurchase Agreements	—	1,429,087	—	1,429,087
Futures Contracts**	8,434	—	—	8,434
Credit Default Swap Agreements**	—	180,821	—	180,821
Total Assets	$1,102,055	$2,026,996	$—	$3,129,051

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Total Return Swap Agreements**	$—	$2,945	$—	$2,945

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,204,880	$1,160,982	$(2,945,000)	$(18,579)	$7,464	$409,747	16,569	$11,105
Guggenheim Ultra Short Duration Fund — Institutional Class	2,051,428	3,862,592	(5,230,000)	(7,441)	4,145	680,724	68,621	12,708
	$4,256,308	$5,023,574	$(8,175,000)	$(26,020)	$11,609	$1,090,471		$23,813

128 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $419,934)	$420,238
Investments in affiliated issuers, at value (cost $1,076,437)	1,090,471
Repurchase agreements, at value (cost $1,429,087)	1,429,087
Segregated cash with broker	585,483
Receivables:
Variation margin on credit default swap agreements	29,816
Protection fees on credit default swap agreements	3,563
Dividends	1,223
Fund shares sold	420
Interest	24
Total assets	3,560,325

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	197,921
Unrealized depreciation on OTC swap agreements	2,945
Payable for:
Fund shares redeemed	66,600
Management fees	2,106
Securities purchased	1,223
Transfer agent and administrative fees	804
Investor service fees	748
Variation margin on futures contracts	625
Portfolio accounting fees	299
Trustees’ fees*	94
Swap settlement	44
Miscellaneous	9,484
Total liabilities	282,893
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,277,432

Net assets consist of:
Paid in capital	$3,419,213
Total distributable earnings (loss)	(141,781)
Net assets	$3,277,432
Capital shares outstanding	41,790
Net asset value per share	$78.43

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$23,813
Dividends from securities of unaffiliated issuers	73
Interest	9,551
Income from securities lending, net	3
Total investment income	33,440

Expenses:
Management fees	20,630
Investor service fees	6,877
Transfer agent and administrative fees	7,399
Professional fees	5,725
Portfolio accounting fees	2,751
Trustees’ fees*	717
Custodian fees	443
Miscellaneous	3,073
Total expenses	47,615
Less:
Expenses waived by Adviser	(1,787)
Net expenses	45,828
Net investment loss	(12,388)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(26,020)
Swap agreements	(866,807)
Futures contracts	230,019
Net realized loss	(662,808)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(346)
Investments in affiliated issuers	11,609
Swap agreements	(22,339)
Futures contracts	24,936
Net change in unrealized appreciation (depreciation)	13,860
Net realized and unrealized loss	(648,948)
Net decrease in net assets resulting from operations	$(661,336)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 129

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(12,388)	$51,455
Net realized gain (loss) on investments	(662,808)	514,452
Net change in unrealized appreciation (depreciation) on investments	13,860	211,422
Net increase (decrease) in net assets resulting from operations	(661,336)	777,329

Distributions to shareholders	—	(210,642)

Capital share transactions:
Proceeds from sale of shares	20,349,115	56,719,845
Distributions reinvested	—	210,642
Cost of shares redeemed	(26,918,555)	(51,101,531)
Net increase (decrease) from capital share transactions	(6,569,440)	5,828,956
Net increase (decrease) in net assets	(7,230,776)	6,395,643

Net assets:
Beginning of period	10,508,208	4,112,565
End of period	$3,277,432	$10,508,208

Capital share activity:
Shares sold	252,413	680,824
Shares issued from reinvestment of distributions	—	2,509
Shares redeemed	(331,960)	(614,753)
Net increase (decrease) in shares	(79,547)	68,580

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$86.60	$77.95	$83.54	$81.50	$75.17	$76.12
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	.64	.71	.29	.14	(.30)
Net gain (loss) on investments (realized and unrealized)	(7.99)	10.08	(1.39)	5.23	6.99	(.29)
Total from investment operations	(8.17)	10.72	(.68)	5.52	7.13	(.59)
Less distributions from:
Net investment income	—	(2.07)	(4.91)	(3.48)	(.80)	—
Net realized gains	—	—	—	—	—	(.36)
Total distributions	—	(2.07)	(4.91)	(3.48)	(.80)	(.36)
Net asset value, end of period	$78.43	$86.60	$77.95	$83.54	$81.50	$75.17

Total Return[c]	(9.43%)	13.84%	(0.87%)	6.87%	11.62%	(0.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,277	$10,508	$4,113	$6,524	$7,390	$6,751
Ratios to average net assets:
Net investment income (loss)	(0.45%)	0.76%	0.88%	0.35%	0.51%	(0.39%)
Total expenses[d]	1.73%	1.72%	1.62%	1.60%	1.56%	1.49%
Net expenses[e]	1.67%	1.65%	1.61%	1.60%	1.56%	1.49%
Portfolio turnover rate	238%	299%	116%	124%	255%	258%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.06%	0.41%	0.30%	0.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 46.9%
Federal Home Loan Bank
0.13% (3 Month USD LIBOR - 0.17%, Rate Floor: 0.00%) due 01/06/21[1]	$6,000,000	$5,999,176
0.11% (U.S. Secured Overnight Financing Rate + 0.03%, Rate Floor: 0.00%) due 09/04/20[1]	3,000,000	2,999,676
0.17% (U.S. Secured Overnight Financing Rate + 0.09%, Rate Floor: 0.00%) due 09/11/20[1]	2,800,000	2,800,000
0.17% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 12/18/20[1]	2,330,000	2,329,662
0.11% (U.S. Secured Overnight Financing Rate + 0.03%, Rate Floor: 0.00%) due 08/05/20[1]	1,920,000	1,920,000
0.22% (U.S. Secured Overnight Financing Rate + 0.14%, Rate Floor: 0.00%) due 03/10/21[1]	1,500,000	1,500,000
0.18% (U.S. Secured Overnight Financing Rate + 0.10%, Rate Floor: 0.00%) due 12/23/20[1]	900,000	900,258
0.16% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 01/04/21[1]	740,000	739,968
2.00% due 12/11/20	300,000	302,393
1.38% due 02/18/21	95,000	95,485
2.63% due 10/01/20	90,000	90,464
1.38% due 09/28/20	25,000	25,049
Federal Farm Credit Bank
0.28% (U.S. Prime Rate - 2.98%, Rate Floor: 0.00%) due 05/10/21[1]	3,000,000	3,000,652
0.19% (1 Month USD LIBOR + 0.01%, Rate Floor: 0.00%) due 07/30/20[1]	2,000,000	1,999,998
0.32% (U.S. Prime Rate - 2.93%, Rate Floor: 0.00%) due 09/24/20[1]	1,400,000	1,400,358
4.81% due 09/01/20	310,000	312,396
Farmer Mac
0.23% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 07/01/20[1]	2,700,000	2,700,000
0.23% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 01/04/21[1]	2,000,000	2,000,000
Fannie Mae
0.16% (U.S. Secured Overnight Financing Rate + 0.08%, Rate Floor: 0.00%) due 10/30/20[1]	2,500,000	2,500,038
0.16% (U.S. Secured Overnight Financing Rate + 0.08%, Rate Floor: 0.00%) due 09/16/20[1]	2,000,000	2,000,000
Freddie Mac
1.63% due 09/29/20	24,000	24,062
Total Federal Agency Notes
(Cost $35,639,635)		35,639,635

U.S. TREASURY BILLS†† - 21.7%
U.S. Treasury Bills
0.12% due 09/01/20[2]	5,000,000	4,998,881
0.14% due 09/17/20[2]	5,000,000	4,998,491
0.12% due 08/20/20[2]	4,000,000	3,999,328
0.16% due 10/01/20[2]	2,500,000	2,498,971
Total U.S. Treasury Bills
(Cost $16,495,671)		16,495,671

FEDERAL AGENCY DISCOUNT NOTES†† - 10.8%
Federal Home Loan Bank
0.16% due 08/05/20[2]	4,000,000	3,999,378
0.14% due 08/05/20[2]	700,000	699,904
Freddie Mac
0.11% due 07/02/20[2]	1,500,000	1,499,996
0.16% due 08/10/20[2]	1,000,000	999,822
0.10% due 07/02/20[2]	600,000	599,998
0.08% due 07/06/20[2]	400,000	399,996
Total Federal Agency Discount Notes
(Cost $8,199,094)		8,199,094

REPURCHASE AGREEMENTS††,3 - 20.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	8,714,446	8,714,446
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	3,609,047	3,609,047
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	3,392,504	3,392,504
Total Repurchase Agreements
(Cost $15,715,997)		15,715,997

Total Investments - 100.0%
(Cost $76,050,397)		$76,050,397
Other Assets & Liabilities, net - 0.0%		(21,240)
Total Net Assets - 100.0%		$76,029,157

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at June 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$35,639,635	$—	$35,639,635
U.S. Treasury Bills	—	16,495,671	—	16,495,671
Federal Agency Discount Notes	—	8,199,094	—	8,199,094
Repurchase Agreements	—	15,715,997	—	15,715,997
Total Assets	$—	$76,050,397	$—	$76,050,397

134 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value (cost $60,334,400)	$60,334,400
Repurchase agreements, at value (cost $15,715,997)	15,715,997
Receivables:
Fund shares sold	47,249
Interest	31,926
Total assets	76,129,572

Liabilities:
Payable for:
Professional fees	49,765
Printing fees	32,245
Trustees’ fees*	1,045
Management fees	551
Fund shares redeemed	393
Transfer agent and administrative fees	311
Portfolio accounting fees	142
Miscellaneous	15,963
Total liabilities	100,415
Commitments and contingent liabilities (Note 11)	—
Net assets	$76,029,157

Net assets consist of:
Paid in capital	$76,019,357
Total distributable earnings (loss)	9,800
Net assets	$76,029,157
Capital shares outstanding	76,006,700
Net asset value per share	$1.00

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Interest	$231,943
Total investment income	231,943

Expenses:
Management fees	149,345
Investor service fees	74,672
Transfer agent and administrative fees	65,413
Professional fees	56,639
Portfolio accounting fees	29,869
Trustees’ fees*	6,861
Custodian fees	4,724
Miscellaneous	40,762
Total expenses	428,285
Less:
Expenses reimbursed by Adviser	(104,039)
Expenses waived by Adviser	(122,789)
Total waived/reimbursed expenses	(226,828)
Net expenses	201,457
Net investment income	30,486

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,881
Net realized gain	2,881
Net increase in net assets resulting from operations	$33,367

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

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U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$30,486	$543,031
Net realized gain on investments	2,881	3,826
Net increase in net assets resulting from operations	33,367	546,857

Distributions to shareholders	(30,005)	(540,419)

Capital share transactions:
Proceeds from sale of shares	149,956,175	162,304,140
Distributions reinvested	30,005	540,419
Cost of shares redeemed	(123,193,531)	(198,626,169)
Net increase (decrease) from capital share transactions	26,792,649	(35,781,610)
Net increase (decrease) in net assets	26,796,011	(35,775,172)

Net assets:
Beginning of period	49,233,146	85,008,318
End of period	$76,029,157	$49,233,146

Capital share activity:
Shares sold	149,956,175	162,304,140
Shares issued from reinvestment of distributions	30,005	540,419
Shares redeemed	(123,193,531)	(198,626,169)
Net increase (decrease) in shares	26,792,649	(35,781,610)

136 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[b]	— [c]	.01	.01	— [c]	— [c]	— [c]
Net gain (loss) on investments (realized and unrealized)	— [c]	—	—	— [c]	— [c]	— [c]
Total from investment operations	—	.01	.01	—	—	—
Less distributions from:
Net investment income	(—)[c]	(.01)	(.01)	(—)[c]	(—)[c]	(—)[c]
Net realized gains	—	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]
Total distributions	— [c]	(.01)	(.01)	(—)[c]	(—)[c]	(—)[c]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[d]	0.06%	0.87%	0.58%	0.01%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,029	$49,233	$85,008	$78,269	$61,704	$99,178
Ratios to average net assets:
Net investment income (loss)	0.10%	0.88%	0.57%	— [f]	— [f]	— [f]
Total expenses	1.43%	1.42%	1.32%	1.31%	1.25%	1.20%
Net expenses[e]	0.67%	1.42%	1.32%	0.96%	0.40%	0.13%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 137

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At June 30, 2020, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
NASDAQ-100® Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
S&P 500® 2x Strategy Fund	Non-diversified
NASDAQ-100® 2x Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 2x Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow 2x Strategy Fund	Non-diversified
Inverse Dow 2x Strategy Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the New York Stock Exchange (“NYSE”).

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at June 30, 2020.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

140 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$1,564,327	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	447,861
NASDAQ-100® Fund	Index exposure, Liquidity	21,106,020	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	119,804	80,236
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	4,477,683	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	19,601,433	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	991,730	—
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	370,842	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	607,981	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	117,213
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	1,875,368	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	21,203	275,059
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	23,809,594	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	855,474
High Yield Strategy Fund	Duration, Index exposure, Liquidity	2,677,620	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing a total return swap, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$31,799,759	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	4,672,401
NASDAQ-100® Fund	Index exposure, Liquidity	28,311,793	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	2,015,471
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	36,243,580	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	122,911,486	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	3,526,463	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	267,500
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	4,191,205	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	4,861,870	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	1,277,646
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	19,988,768	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	6,046,455
High Yield Strategy Fund	Index exposure, Leverage, Liquidity	623,320	—

142 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Purchased	Protection Sold
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$—	$3,342,917

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2020

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity/Credit contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
Credit contracts	Variation margin on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at June 30, 2020
Nova Fund	$—	$561,826	$—	$—	$561,826
NASDAQ-100® Fund	1,384,898	119,791	—	—	1,504,689
S&P 500® 2x Strategy Fund	—	212,841	—	—	212,841
NASDAQ-100® 2x Strategy Fund	1,200,634	2,127,839	—	—	3,328,473
Mid-Cap 1.5x Strategy Fund	—	82,671	—	—	82,671
Russell 2000® 2x Strategy Fund	—	63,308	—	—	63,308
Russell 2000® 1.5x Strategy Fund	—	153,325	—	—	153,325
Inverse Russell 2000® Strategy Fund	626	—	—	—	626
Dow 2x Strategy Fund	—	193,408	—	—	193,408
Inverse Dow 2x Strategy Fund	6,219	—	—	—	6,219
High Yield Strategy Fund	—	—	8,434	180,821	189,255

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at June 30, 2020
Nova Fund	$52,189	$—	$—	$—	$52,189
Inverse S&P 500® Strategy Fund	2,279	89,351	—	—	91,630
Inverse NASDAQ-100® Strategy Fund	—	7,862	—	—	7,862
Mid-Cap 1.5x Strategy Fund	11,905	—	—	—	11,905
Inverse Mid-Cap Strategy Fund	—	9,107	—	—	9,107
Russell 2000® 2x Strategy Fund	40	—	—	—	40
Russell 2000® 1.5x Strategy Fund	101	—	—	—	101
Inverse Russell 2000® Strategy Fund	—	58,046	—	—	58,046
Inverse Dow 2x Strategy Fund	—	32,716	—	—	32,716
Government Long Bond 1.2x Strategy Fund	—	—	96,992	—	96,992
Inverse Government Long Bond Strategy Fund	—	—	3,385	—	3,385
High Yield Strategy Fund	—	—	—	2,945	2,945

*

Includes cumulative appreciation (depreciation) of futures contracts, OTC and centrally cleared swaps as reported on the Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended June 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

144 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended June 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(459,765)	$(1,960,525)	$—	$—	$(2,420,290)
Inverse S&P 500® Strategy Fund	12,842	(1,644,007)	—	—	(1,631,165)
NASDAQ-100® Fund	3,772,856	1,453,973	—	—	5,226,829
Inverse NASDAQ-100® Strategy Fund	59,207	(788,065)	—	—	(728,858)
S&P 500® 2x Strategy Fund	(5,024,751)	(6,245,413)	—	—	(11,270,164)
NASDAQ-100® 2x Strategy Fund	(528,222)	12,688,363	—	—	12,160,141
Mid-Cap 1.5x Strategy Fund	(396,446)	(575,825)	—	—	(972,271)
Inverse Mid-Cap Strategy Fund	—	9,963	—	—	9,963
Russell 2000® 2x Strategy Fund	(173,054)	(1,169,058)	—	—	(1,342,112)
Russell 2000® 1.5x Strategy Fund	(246,129)	(1,048,557)	—	—	(1,294,686)
Inverse Russell 2000® Strategy Fund	2,111	(504,610)	—	—	(502,499)
Dow 2x Strategy Fund	(1,171,491)	(3,956,233)	—	—	(5,127,724)
Inverse Dow 2x Strategy Fund	83,557	(1,016,072)	—	—	(932,515)
Government Long Bond 1.2x Strategy Fund	—	—	368,008	—	368,008
Inverse Government Long Bond Strategy Fund	—	—	(83,472)	—	(83,472)
High Yield Strategy Fund	—	—	230,019	(866,807)	(636,788)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(52,189)	$636,343	$—	$—	$584,154
Inverse S&P 500® Strategy Fund	(2,279)	(89,808)	—	—	(92,087)
NASDAQ-100® Fund	832,865	127,713	—	—	960,578
Inverse NASDAQ-100® Strategy Fund	—	(10,030)	—	—	(10,030)
S&P 500® 2x Strategy Fund	(436,792)	320,422	—	—	(116,370)
NASDAQ-100® 2x Strategy Fund	852,511	2,082,579	—	—	2,935,090
Mid-Cap 1.5x Strategy Fund	(66,507)	81,714	—	—	15,207
Inverse Mid-Cap Strategy Fund	—	(9,592)	—	—	(9,592)
Russell 2000® 2x Strategy Fund	(1,342)	76,097	—	—	74,755
Russell 2000® 1.5x Strategy Fund	(101)	151,585	—	—	151,484
Inverse Russell 2000® Strategy Fund	2,282	(60,039)	—	—	(57,757)
Dow 2x Strategy Fund	406	173,924	—	—	174,330
Inverse Dow 2x Strategy Fund	7,945	(32,847)	—	—	(24,902)
Government Long Bond 1.2x Strategy Fund	—	—	(1,800)	—	(1,800)
Inverse Government Long Bond Strategy Fund	—	—	(26,652)	—	(26,652)
High Yield Strategy Fund	—	—	24,936	(22,339)	2,597

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

146 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$561,826	$—	$561,826	$—	$—	$561,826
NASDAQ-100® Fund	Swap equity contracts	119,791	—	119,791	—	—	119,791
S&P 500® 2x Strategy Fund	Swap equity contracts	212,841	—	212,841	—	—	212,841
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	2,127,839	—	2,127,839	—	—	2,127,839
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	82,671	—	82,671	—	—	82,671
Russell 2000® 2x Strategy Fund	Swap equity contracts	63,308	—	63,308	—	—	63,308
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	153,325	—	153,325	—	—	153,325
Dow 2x Strategy Fund	Swap equity contracts	193,408	—	193,408	—	—	193,408

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$89,351	$—	$89,351	$(88,249)	$—	$1,102
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	7,862	—	7,862	(3,560)	—	4,302
Inverse Mid-Cap Strategy Fund	Swap equity contracts	9,107	—	9,107	(7,469)	—	1,638
Inverse Russell 2000® Strategy Fund	Swap equity contracts	58,046	—	58,046	(40,873)	—	17,173
Inverse Dow 2x Strategy Fund	Swap equity contracts	32,716	—	32,716	(32,716)	—	—
High Yield Strategy Fund	Swap credit contracts	2,945	—	2,945	—	—	2,945

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Nova Fund	Goldman Sachs International	Futures contracts	$395,126	$—
Inverse S&P 500® Strategy Fund	Goldman Sachs International	Futures contracts	12,000	—
NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	50,382	—
	Goldman Sachs International	Futures contracts	913,939	—
NASDAQ-100® 2x Strategy Fund Total			964,321	—
Inverse Russell 2000® Strategy Fund	Goldman Sachs International	Futures contracts	56,320	—
Dow 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	10,000	—
Inverse Dow 2x Strategy Fund	Goldman Sachs International	Futures contracts	21,156	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs International	Futures contracts	1,148,362	—
Inverse Government Long Bond Strategy Fund	Goldman Sachs International	Futures contracts	28,777	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	585,483	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

148 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$7,856
Inverse S&P 500® Strategy Fund	1,616
NASDAQ-100® Fund	21,506
Inverse NASDAQ-100® Strategy Fund	508
S&P 500® 2x Strategy Fund	7,484
NASDAQ-100® 2x Strategy Fund	21,257
Mid-Cap 1.5x Strategy Fund	1,460
Inverse Mid-Cap Strategy Fund	103
Russell 2000® 2x Strategy Fund	884
Russell 2000® 1.5x Strategy Fund	1,450
Inverse Russell 2000® Strategy Fund	425
Dow 2x Strategy Fund	4,235
Inverse Dow 2x Strategy Fund	852
Government Long Bond 1.2x Strategy Fund	3,116
Inverse Government Long Bond Strategy Fund	591
High Yield Strategy Fund	1,787

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

At June 30, 2020, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
High Yield Strategy Fund	64%

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BofA Securities, Inc.			U.S. Treasury Note
0.07%			1.88%
Due 07/01/20	$19,255,227	$19,255,265	07/31/22	$18,827,600	$19,640,334

Barclays Capital, Inc.			U.S. Treasury Note
0.07%			1.63%
Due 07/01/20	18,099,914	18,099,949	10/31/26	17,130,200	18,461,912

J.P. Morgan Securities LLC			U.S. Treasury Notes
0.07%			1.88% - 2.75%
Due 07/01/20	46,493,897	46,493,987	12/15/20 - 05/31/23	44,039,600	47,423,795

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At June 30, 2020, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$7,544	$(7,544)	$—	$7,788	$—	$7,788
S&P 500® 2x Strategy Fund	669	(669)	—	683	—	683
Mid-Cap 1.5x Strategy Fund	18,770	(18,770)	—	19,035	—	19,035

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At June 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Nova Fund	$27,329,143	$302,529	$(52,557)	$249,972
Inverse S&P 500® Strategy Fund	3,680,471	—	(94,763)	(94,763)
NASDAQ-100® Fund	82,325,025	17,008,706	(87,860)	16,920,846
Inverse NASDAQ-100® Strategy Fund	546,068	—	(9,599)	(9,599)
S&P 500® 2x Strategy Fund	17,818,138	—	(574,957)	(574,957)
NASDAQ-100® 2x Strategy Fund	103,869,563	6,933,617	(44,176)	6,889,441
Mid-Cap 1.5x Strategy Fund	4,413,026	—	(219,782)	(219,782)
Inverse Mid-Cap Strategy Fund	310,441	715	(9,140)	(8,425)
Russell 2000® 2x Strategy Fund	1,403,648	69,778	(40)	69,738
Russell 2000® 1.5x Strategy Fund	3,505,059	154,061	(101)	153,960
Inverse Russell 2000® Strategy Fund	1,933,018	2,008	(58,046)	(56,038)
Dow 2x Strategy Fund	11,703,325	311,683	(21,824)	289,859
Inverse Dow 2x Strategy Fund	2,915,511	3,488	(32,716)	(29,228)
Government Long Bond 1.2x Strategy Fund	34,000,104	—	(98,871)	(98,871)
Inverse Government Long Bond Strategy Fund	3,438,644	—	(23,775)	(23,775)
High Yield Strategy Fund	2,933,202	195,849	(2,945)	192,904
U.S. Government Money Market Fund	76,050,397	—	—	—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Securities Transactions

For the period ended June 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$94,642,038	$99,436,451
Inverse S&P 500® Strategy Fund	19,172,667	18,352,000
NASDAQ-100® Fund	82,194,103	74,527,078
Inverse NASDAQ-100® Strategy Fund	3,032,873	3,050,000
S&P 500® 2x Strategy Fund	173,549,457	197,353,941
NASDAQ-100® 2x Strategy Fund	214,218,366	198,715,387
Mid-Cap 1.5x Strategy Fund	7,222,534	7,087,040
Inverse Mid-Cap Strategy Fund	268,387	273,000
Russell 2000® 2x Strategy Fund	4,886,602	5,835,000
Russell 2000® 1.5x Strategy Fund	1,579,926	3,075,000
Inverse Russell 2000® Strategy Fund	1,185,193	965,000
Dow 2x Strategy Fund	24,303,564	26,935,717
Inverse Dow 2x Strategy Fund	5,297,656	5,660,000
Government Long Bond 1.2x Strategy Fund	17,317,787	12,230,000
Inverse Government Long Bond Strategy Fund	283,449	600,000
High Yield Strategy Fund	5,023,573	8,175,000

For the period ended June 30, 2020, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$257,188,484	$245,619,781
Inverse Government Long Bond Strategy Fund	19,912,391	20,365,078

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$38,474,790	$25,564,761	$(457,241)
NASDAQ-100® Fund	36,984,058	15,587,142	(392,046)
S&P 500® 2x Strategy Fund	60,590,787	96,752,166	(1,175,951)
NASDAQ-100® 2x Strategy Fund	57,112,357	60,782,568	(1,822,382)
Mid-Cap 1.5x Strategy Fund	1,839,250	2,134,280	(59,108)
Dow 2x Strategy Fund	7,920,211	3,195,813	(101,846)
U.S. Government Money Market Fund	—	4,999,125	(866)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.84% for the period ended June 30, 2020. The Funds did not have any borrowings outstanding under this agreement at June 30, 2020.

The average daily balances borrowed for the period ended June 30, 2020, were as follows:

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Fund	Average Daily Balance
Nova Fund	$16,393
S&P 500® 2x Strategy Fund	16,713
NASDAQ-100® 2x Strategy Fund	4,191
Mid-Cap 1.5x Strategy Fund	167
Russell 2000® 2x Strategy Fund	52
Russell 2000® 1.5x Strategy Fund	68
Dow 2x Strategy Fund	814
Inverse Dow 2x Strategy Fund	11
Government Long Bond 1.2x Strategy Fund	492

Note 11– Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. On June 22, 2020, the Court scheduled oral argument to occur on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in the Funds are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 13 – Subsequent Events

Share Splits

On May 18, 2020, the Board approved reverse share splits as follows:

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Fund	Effective Date	Split Type
Mid-Cap 1.5x Strategy Fund	August 21, 2020	One-for-Ten Reverse Split
Inverse Dow 2x Strategy Fund	August 21, 2020	One-for-Five Reverse Split

A reverse share split reduces the total number of the Funds’ outstanding shares and does not alter the rights or total value of a shareholder’s investment in the Funds.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events other than the one disclosed above that would require adjustment to or disclosure in the Funds’ financial statements.

156 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Variable Trust Contracts Review Committee

Rydex Variable Trust (the “Trust”) was organized as a Delaware statutory trust on June 11, 1998, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow 2x Strategy Fund
●	Electronics Fund*	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Global Managed Futures Strategy Fund**
●	Government Long Bond 1.2x Strategy Fund	●	Health Care Fund*
●	High Yield Strategy Fund	●	Internet Fund*
●	Inverse Dow 2x Strategy Fund	●	Inverse Government Long Bond Strategy Fund
●	Inverse High Yield Strategy Fund***	●	Inverse Mid-Cap Strategy Fund
●	Inverse NASDAQ-100 2x Strategy Fund***	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 2x Strategy Fund***	●	Inverse Russell 2000 Strategy Fund
●	Inverse S&P 500 2x Strategy Fund***	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Long Short Equity Fund**	●	Mid-Cap 1.5x Strategy Fund
●	Multi-Hedge Strategies Fund**	●	NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund

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OTHER INFORMATION (Unaudited)(continued)

●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 2x Strategy Fund	●	Russell 2000 Fund***
●	S&P 500 Fund***	●	S&P 500 Pure Growth Fund
●	S&P 500 Pure Value Fund	●	S&P MidCap 400 Pure Growth Fund
●	S&P MidCap 400 Pure Value Fund	●	S&P SmallCap 600 Pure Growth Fund
●	S&P SmallCap 600 Pure Value Fund	●	Strengthening Dollar 2x Strategy Fund
●	Technology Fund*	●	Telecommunications Fund*
●	Transportation Fund*	●	Utilities Fund*
●	U.S. Government Money Market Fund	●	Weakening Dollar 2x Strategy Fund

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.”
***

The Fund has been organized as a series of the Trust but has not commenced operations, and shares of the Fund are not currently offered to investors. Consequently, all references to “the Funds” or similar references hereafter should be understood as excluding such Fund.

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities.

[1]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 18, 2020.

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OTHER INFORMATION (Unaudited)(continued)

The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Fund (other than the Alternative Funds) (each, a “Tradable Fund” and collectively, the “Tradable Funds”)2 is designed to provide tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct objective performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing objective performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, with respect to the Tradable Funds (other than U.S. Government Money Market Fund), in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for other similar funds in the Guggenheim fund complex.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, and the leveraged and inverse strategies offered. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges and noted the magnitude of changes in each Fund’s assets during 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds

[2]	Note that the Tradable Funds include the Sector Funds and the Real Estate Fund.

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OTHER INFORMATION (Unaudited)(continued)

and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing objective performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2019, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for other similar funds in the Guggenheim fund complex. The Committee also received certain updated performance information as of March 31, 2020.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining such Funds’ underperformance, as applicable, over the five-year, three-year and/or one-year periods ended December 31, 2019, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to the Commodities Strategy Fund and considered a comparison to a peer group identified in the FUSE report consisting of both actively-managed and index-based commodities funds, noting the limitations in the comparability of such peer group.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year and three-year periods ended December 31, 2019, although its performance ranked in the fourth quartile of the broader peer group over the same time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Sector Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds with similar strategies that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining such Funds’ underperformance, as applicable, over the five-year, three-year and one-year periods ended December 31, 2019, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. The Committee observed that the Global Managed Futures Strategy Fund’s returns ranked in the first quartile of its performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Long Short Equity Fund: The Fund’s returns ranked in the 100th percentile of its performance universe for the five-year and three-year periods ended December 31, 2019. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily a result of the Fund’s fundamental factor tilts and the underperformance of the Fund’s prior investment strategy. The Committee noted management’s statement that the Fund’s high positive allocation to value and short on growth, as well as negative sector exposures to well-performing sectors, have detracted from investment performance. The Committee also noted management’s statement that the Fund employed a momentum-based investment strategy prior to May 31, 2017 that demonstrated bouts of volatility and inconsistencies, which affected long-term performance. The Committee took into account management’s statement that, since 2018, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and adding a macro overlay to better incorporate Guggenheim’s market views. The Committee also took note of improving performance, noting that one-year performance as of March 31, 2020 ranked in the 63rd percentile.

Multi-Hedge Strategies Fund: The Fund’s returns ranked in the 80th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the underperformance of its long short equity sleeve and its overall lower volatility and equity market beta relative to its peers. With respect to the Fund’s long short equity sleeve, the Committee noted management’s statement that the sleeve’s high positive allocation to value and short on growth have detracted from investment performance. The Committee took into account management’s statement that the Fund changed its underlying investment strategies to improve diversification amongst the strategies, target a higher and more stable risk profile and enhance risk-adjusted returns while providing continuity for shareholders. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings improved to the 14th and 9th percentiles, respectively, and that one-year performance ranked in the 4th percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

(e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted that Guggenheim generally does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than retail fund counterparts to certain Funds, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing such Funds’ advisory fees. For those Tradable Funds with a peer fund from the directly comparable product suite, the Committee noted that each Fund’s contractual advisory fee was equal to or lower than the contractual advisory fee charged to the peer fund. The Committee also considered each such Fund’s net effective management fee and total net expense ratio as compared to the peer fund.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, although the Fund’s total net expense ratio is higher than that of the comparable peer fund, the Fund’s contractual advisory fee and net effective management fee are lower than those of the peer fund and the Fund’s total net expense ratio is similar to that of the peer fund. The Committee noted the Adviser’s statement that, given the current low interest rate environment, it is currently waiving its fees to the extent necessary to maintain the Fund’s stable net asset value.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Sector Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds with similar investment strategies, but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee made the following observations:

Global Managed Futures Strategy Fund: The Fund’s contractual advisory fee ranks in the second quartile (50th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (100th percentile) of its peer group. The Committee considered that the peer group is limited in size and is comprised of only three funds. The Committee noted the Adviser’s statement that the Fund’s total net expense ratio ranks more competitively when compared to the broader universe of funds.

Long Short Equity Fund: The Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank in the fourth quartile (80th, 80th and 100th percentiles, respectively) of its peer group. The Committee considered that the peer group is limited in size and is comprised of only six funds. The Committee noted that the Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank more competitively when compared to the broader universe of funds.

Multi-Hedge Strategies Fund: The Fund’s contractual advisory fee ranks in the fourth quartile (86th percentile) of its peer group. The Fund’s net effective management fee ranks in the third quartile (71st percentile) of its peer group. The Committee considered that the Fund’s total net expense ratio ranks in the third quartile (57th percentile) of its peer group. The Committee considered that the peer group is limited in size and is comprised of only eight funds. The Committee noted that the Fund’s contractual advisory fee ranks more competitively when compared to the broader universe of funds.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense

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OTHER INFORMATION (Unaudited)(concluded)

waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

With respect to the Tradable Funds, the Committee noted that the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEES
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 171

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

172 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Variable Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 173

6.30.2020

Rydex Variable Trust Funds Semi-Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund
International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

Beginning on January 1, 2021, paper copies of the funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	RVATB2-SEMI-0620x1220

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	15
S&P MIDCAP 400® PURE GROWTH FUND	21
S&P MIDCAP 400® PURE VALUE FUND	27
S&P SMALLCAP 600® PURE GROWTH FUND	33
S&P SMALLCAP 600® PURE VALUE FUND	40
EUROPE 1.25x STRATEGY FUND	47
JAPAN 2x STRATEGY FUND	55
STRENGTHENING DOLLAR 2x STRATEGY FUND	61
WEAKENING DOLLAR 2x STRATEGY FUND	67
NOTES TO FINANCIAL STATEMENTS	73
OTHER INFORMATION	87
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	95
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	100
LIQUIDITY RISK MANAGEMENT PROGRAM	103

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2020

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the semi-annual period ended June 30, 2020.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

June 30, 2020

Pure Style Funds may not be suitable for all investors. ● The funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the funds are not actively “managed.” This means that based on market and economic conditions, the funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The funds are subject to active trading and tracking error risks, which may increase volatility, impact the funds’ ability to achieve its investment objective and may decrease the fund’s performance. ● These funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2020

The six-month period ended June 30, 2020, was an unprecedented time for markets. It was marked by extreme volatility, resulting from the COVID-19 pandemic, tempered by a swift and aggressive monetary policy response by the U.S. Federal Reserve (the “Fed”) and sweeping fiscal support that cushioned downside risk for the economy and especially for markets.

The mere announcement of the Fed’s Primary and Secondary Market Corporate Credit Facilities on March 23, 2020 and June 15, 2020, respectively, caused credit spreads, which had blown out dramatically, to stabilize and then tighten as the market interpreted the move as a backstop against defaults, with most credits trading in their 80th percentile since. With credit markets shored up, equity markets have regained almost all of their lost ground. The Standard & Poor’s 500® (“S&P 500®”) index, which began the year at 3,230, peaked at 3,386 on February 19, 2020 before plummeting to 2,237 on March 23, 2020, the day of the Fed’s first announced facility. By June 30, 2020, the index had recovered to 3,100. The total return for the six-months ended June 30, 2020 was -3.08%.

The U.S. budget deficit is approaching 25% of Gross Domestic Product (“GDP”), the highest since World War II, and the Fed has promised to use all available tools, including powerful new emergency credit market facilities, to support the recovery. But even this policy response cannot force consumers to spend, or businesses to invest, amid staggering uncertainty. Moreover, future rounds of fiscal stimulus may be needed to avoid a series of fiscal cliffs as temporary measures expire. Future stimulus could also be more politically contentious, especially with the November election approaching, social unrest increasing and markets cheering sequential improvement in the economic data. And as the events of the global financial crisis and the ensuing European debt crisis illustrated, the persistence of macro stress means the risk of a systemic credit event is elevated. As fragility builds, we are watching developments in emerging markets particularly closely as a potential catalyst for a broader, systemic shock.

Meanwhile, joblessness has surged, with the fall in U.S. employment in April 2020 alone representing a 40 standard deviation shock, erasing jobs gained during the preceding 21 years. Rehiring activity turned the labor market tide in May and June 2020, but as personal, small business and corporate bankruptcies mount, permanent damage is being done to the productive capacity of the economy, which may stunt a recovery.

Overshadowing everything is the COVID-19 pandemic, which caused a steeper plunge in U.S. output and employment in two months (in both cases roughly 16% un-annualized) than during the first two years of the Great Depression. Real GDP leads core inflation by about 18 months, suggesting that inflation may also fall sharply in coming quarters. Reopening measures have supported a strong uptick in economic activity since April, but we do not expect a genuine recovery will be possible until a vaccine has been developed, tested, approved, produced and administered across the globe. In the meantime, keeping the infection rate in check will require social distancing measures that stymie economic activity. Indeed, the premature easing of lockdowns and a lax adherence to social distancing guidelines are resulting in a resurgence of new infections in the United States, reflecting the combination of millions of cases and limited testing and tracing capabilities. Recent trends do not bode well for the fall, when the start of the school year could boost social interactions and the return of flu season might strain healthcare capacity.

For the six months ended June 30, 2020, the S&P 500® Index* returned -3.08%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -11.34%. The return of the MSCI Emerging Markets Index* was -9.78%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.14% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -3.80%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.60% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2020

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index, Europe’s leading Blue-chip Index, provides a representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2019 and ending June 30, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2019	Ending Account Value June 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.73%	1.89%	$ 1,000.00	$ 1,018.90	$ 8.68
S&P 500® Pure Value Fund	1.73%	(30.56%)	1,000.00	694.40	7.29
S&P MidCap 400® Pure Growth Fund	1.74%	(2.52%)	1,000.00	974.80	8.54
S&P MidCap 400® Pure Value Fund	1.73%	(25.95%)	1,000.00	740.50	7.49
S&P SmallCap 600® Pure Growth Fund	1.73%	(15.30%)	1,000.00	847.00	7.94
S&P SmallCap 600® Pure Value Fund	1.73%	(32.91%)	1,000.00	670.90	7.19
Europe 1.25x Strategy Fund	1.86%	(14.37%)	1,000.00	856.30	8.58
Japan 2x Strategy Fund	1.67%	(14.35%)	1,000.00	856.50	7.71
Strengthening Dollar 2x Strategy Fund	1.97%	1.33%	1,000.00	1,013.30	9.86
Weakening Dollar 2x Strategy Fund	1.96%	(5.31%)	1,000.00	946.90	9.49

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.73%	5.00%	$ 1,000.00	$ 1,016.26	$ 8.67
S&P 500® Pure Value Fund	1.73%	5.00%	1,000.00	1,016.26	8.67
S&P MidCap 400® Pure Growth Fund	1.74%	5.00%	1,000.00	1,016.21	8.72
S&P MidCap 400® Pure Value Fund	1.73%	5.00%	1,000.00	1,016.26	8.67
S&P SmallCap 600® Pure Growth Fund	1.73%	5.00%	1,000.00	1,016.26	8.67
S&P SmallCap 600® Pure Value Fund	1.73%	5.00%	1,000.00	1,016.26	8.67
Europe 1.25x Strategy Fund	1.86%	5.00%	1,000.00	1,015.61	9.32
Japan 2x Strategy Fund	1.67%	5.00%	1,000.00	1,016.56	8.37
Strengthening Dollar 2x Strategy Fund	1.97%	5.00%	1,000.00	1,015.07	9.87
Weakening Dollar 2x Strategy Fund	1.96%	5.00%	1,000.00	1,015.12	9.82

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2019 to June 30, 2020.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
ServiceNow, Inc.	2.3%
Paycom Software, Inc.	1.9%
DexCom, Inc.	1.8%
Fortinet, Inc.	1.8%
Lam Research Corp.	1.7%
Facebook, Inc. — Class A	1.7%
Incyte Corp.	1.7%
Adobe, Inc.	1.6%
PayPal Holdings, Inc.	1.6%
Vertex Pharmaceuticals, Inc.	1.6%
Top Ten Total	17.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	1.89%	7.99%	9.04%	14.14%
S&P 500 Pure Growth Index	2.68%	9.89%	10.92%	16.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Technology - 32.6%
ServiceNow, Inc.*	1,890	$765,563
Paycom Software, Inc.*	2,004	620,699
Fortinet, Inc.*	4,175	573,102
Lam Research Corp.	1,720	556,351
Adobe, Inc.*	1,210	526,725
MSCI, Inc. — Class A	1,497	499,729
Micron Technology, Inc.*	9,180	472,954
KLA Corp.	2,289	445,165
ANSYS, Inc.*	1,484	432,927
Synopsys, Inc.*	2,197	428,415
Apple, Inc.	1,150	419,520
Applied Materials, Inc.	6,870	415,292
Microsoft Corp.	2,040	415,160
Cadence Design Systems, Inc.*	4,199	402,936
NVIDIA Corp.	1,030	391,307
Microchip Technology, Inc.	3,316	349,208
Tyler Technologies, Inc.*	938	325,374
Broadcom, Inc.	952	300,461
salesforce.com, Inc.*	1,582	296,356
Fiserv, Inc.*	2,574	251,274
Autodesk, Inc.*	1,044	249,714
Advanced Micro Devices, Inc.*	3,817	200,812
Qorvo, Inc.*	1,812	200,280
Take-Two Interactive Software, Inc.*	1,423	198,608
QUALCOMM, Inc.	2,130	194,277
Analog Devices, Inc.	1,540	188,866
Intuit, Inc.	636	188,377
Zebra Technologies Corp. — Class A*	670	171,486
Xerox Holdings Corp.	10,644	162,747
Total Technology		10,643,685

Consumer, Non-cyclical - 18.2%
DexCom, Inc.*	1,425	577,695
Incyte Corp.*	5,247	545,531
PayPal Holdings, Inc.*	2,997	522,167
Vertex Pharmaceuticals, Inc.*	1,787	518,784
United Rentals, Inc.*	2,873	428,192
MarketAxess Holdings, Inc.	752	376,692
Align Technology, Inc.*	1,268	347,990
FleetCor Technologies, Inc.*	1,321	332,271
Edwards Lifesciences Corp.*	4,299	297,104
Moody’s Corp.	1,020	280,225
Cintas Corp.	990	263,696
ResMed, Inc.	1,350	259,200
S&P Global, Inc.	702	231,295
IDEXX Laboratories, Inc.*	640	211,302
Estee Lauder Companies, Inc. — Class A	1,100	207,548
Intuitive Surgical, Inc.*	330	188,044
Thermo Fisher Scientific, Inc.	514	186,243
West Pharmaceutical Services, Inc.	720	163,562
Total Consumer, Non-cyclical		5,937,541

Consumer, Cyclical - 14.4%
Chipotle Mexican Grill, Inc. — Class A*	416	437,782
PulteGroup, Inc.	12,559	427,383
Copart, Inc.*	4,402	366,555
DR Horton, Inc.	6,056	335,805
Hilton Worldwide Holdings, Inc.	4,344	319,067
Dollar General Corp.	1,590	302,911
Domino’s Pizza, Inc.	794	293,335
CarMax, Inc.*	3,144	281,545
PACCAR, Inc.	3,760	281,436
NVR, Inc.*	80	260,700
Yum! Brands, Inc.	2,932	254,820
AutoZone, Inc.*	200	225,624
O’Reilly Automotive, Inc.*	478	201,558
Starbucks Corp.	2,670	196,485
Ross Stores, Inc.	1,670	142,351
Tiffany & Co.	1,140	139,012
TJX Companies, Inc.	2,298	116,187
Wynn Resorts Ltd.	1,370	102,051
Total Consumer, Cyclical		4,684,607

Industrial - 11.1%
Old Dominion Freight Line, Inc.	2,266	384,291
TransDigm Group, Inc.	725	320,486
Teledyne Technologies, Inc.*	969	301,311
Masco Corp.	5,431	272,691
Keysight Technologies, Inc.*	2,514	253,361
L3Harris Technologies, Inc.	1,460	247,718
Northrop Grumman Corp.	780	239,803
Kansas City Southern	1,572	234,684
Fortune Brands Home & Security, Inc.	3,312	211,736
Garmin Ltd.	2,030	197,925
Lockheed Martin Corp.	520	189,759
AMETEK, Inc.	2,080	185,890
Vulcan Materials Co.	1,380	159,873
Roper Technologies, Inc.	409	158,798
Martin Marietta Materials, Inc.	720	148,730
Allegion plc	1,260	128,797
Total Industrial		3,635,853

Communications - 9.7%
Facebook, Inc. — Class A*	2,421	549,737
Netflix, Inc.*	948	431,378
Amazon.com, Inc.*	150	413,823
eBay, Inc.	6,680	350,366
Charter Communications, Inc. — Class A*	680	346,827
CDW Corp.	2,253	261,754
Alphabet, Inc. — Class A*	128	181,510
Alphabet, Inc. — Class C*	120	169,633
Arista Networks, Inc.*	770	161,723
Motorola Solutions, Inc.	1,099	154,003
Booking Holdings, Inc.*	80	127,387
Total Communications		3,148,141

Financial - 7.6%
Mastercard, Inc. — Class A	1,460	431,722
Visa, Inc. — Class A	1,820	351,569

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
S&P 500® PURE GROWTH FUND

	Shares	Value
CBRE Group, Inc. — Class A*	6,906	$312,289
Equinix, Inc. REIT	420	294,966
Synchrony Financial	12,083	267,759
SBA Communications Corp. REIT	883	263,064
Cboe Global Markets, Inc.	2,505	233,667
American Tower Corp. — Class A REIT	780	201,661
Western Union Co.	5,940	128,423
Total Financial		2,485,120

Basic Materials - 3.9%
FMC Corp.	3,988	397,285
Sherwin-Williams Co.	510	294,703
Dow, Inc.	7,030	286,543
Air Products & Chemicals, Inc.	743	179,405
Celanese Corp. — Class A	1,460	126,056
Total Basic Materials		1,283,992

Energy - 1.3%
ConocoPhillips	5,234	219,932
Hess Corp.	3,570	184,962
Total Energy		404,894

Utilities - 0.8%
NRG Energy, Inc.	8,297	270,150

Total Common Stocks
(Cost $25,260,010)		32,493,983

	face amount
REPURCHASE AGREEMENTS††,1 - 0.5%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$92,546	92,546
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	38,328	38,328
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	36,028	36,028
Total Repurchase Agreements
(Cost $166,902)		166,902

Total Investments - 100.1%
(Cost $25,426,912)		$32,660,885
Other Assets & Liabilities, net - (0.1)%		(22,284)
Total Net Assets - 100.0%		$32,638,601

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,493,983	$—	$—	$32,493,983
Repurchase Agreements	—	166,902	—	166,902
Total Assets	$32,493,983	$166,902	$—	$32,660,885

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value (cost $25,260,010)	$32,493,983
Repurchase agreements, at value (cost $166,902)	166,902
Cash	1,672
Receivables:
Securities sold	619,026
Dividends	12,084
Securities lending income	4
Total assets	33,293,671

Liabilities:
Payable for:
Fund shares redeemed	559,957
Management fees	19,822
Transfer agent and administrative fees	7,109
Investor service fees	6,607
Portfolio accounting fees	2,643
Trustees’ fees*	569
Miscellaneous	58,363
Total liabilities	655,070
Commitments and contingent liabilities (Note 11)	—
Net assets	$32,638,601

Net assets consist of:
Paid in capital	$19,762,962
Total distributable earnings (loss)	12,875,639
Net assets	$32,638,601
Capital shares outstanding	587,890
Net asset value per share	$55.52

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends	$137,182
Interest	830
Income from securities lending, net	4
Total investment income	138,016

Expenses:
Management fees	114,793
Investor service fees	38,264
Transfer agent and administrative fees	41,172
Professional fees	29,742
Portfolio accounting fees	15,306
Trustees’ fees*	4,284
Custodian fees	2,491
Line of credit fees	29
Miscellaneous	19,341
Total expenses	265,422
Net investment loss	(127,406)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(746,144)
Net realized loss	(746,144)
Net change in unrealized appreciation (depreciation) on:
Investments	1,486,648
Net change in unrealized appreciation (depreciation)	1,486,648
Net realized and unrealized gain	740,504
Net increase in net assets resulting from operations	$613,098

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(127,406)	$(174,687)
Net realized gain (loss) on investments	(746,144)	9,219,238
Net change in unrealized appreciation (depreciation) on investments	1,486,648	740,571
Net increase in net assets resulting from operations	613,098	9,785,122

Distributions to shareholders	—	(893,743)

Capital share transactions:
Proceeds from sale of shares	24,834,608	64,113,779
Distributions reinvested	—	893,743
Cost of shares redeemed	(34,865,801)	(73,667,137)
Net decrease from capital share transactions	(10,031,193)	(8,659,615)
Net increase (decrease) in net assets	(9,418,095)	231,764

Net assets:
Beginning of period	42,056,696	41,824,932
End of period	$32,638,601	$42,056,696

Capital share activity:
Shares sold	489,415	1,281,107
Shares issued from reinvestment of distributions	—	17,017
Shares redeemed	(673,284)	(1,477,477)
Net decrease in shares	(183,869)	(179,353)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$54.49	$43.97	$50.27	$42.31	$43.72	$47.51
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.22)	(.44)	(.38)	(.23)	(.25)
Net gain (loss) on investments (realized and unrealized)	1.24	11.87	(1.68)	10.51	1.38	.91
Total from investment operations	1.03	11.65	(2.12)	10.13	1.15	.66
Less distributions from:
Net realized gains	—	(1.13)	(4.18)	(2.17)	(2.56)	(4.45)
Total distributions	—	(1.13)	(4.18)	(2.17)	(2.56)	(4.45)
Net asset value, end of period	$55.52	$54.49	$43.97	$50.27	$42.31	$43.72

Total Return[c]	1.89%	26.60%	(5.63%)	24.39%	2.58%	1.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,639	$42,057	$41,825	$55,023	$43,908	$77,644
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.42%)	(0.85%)	(0.80%)	(0.54%)	(0.54%)
Total expenses	1.73%	1.72%	1.62%	1.67%	1.56%	1.51%
Portfolio turnover rate	64%	190%	203%	303%	265%	174%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.0%
Kroger Co.	2.5%
Archer-Daniels-Midland Co.	2.0%
Ford Motor Co.	2.0%
Centene Corp.	2.0%
General Motors Co.	1.9%
AmerisourceBergen Corp. — Class A	1.9%
MetLife, Inc.	1.8%
Baker Hughes Co.	1.8%
Marathon Petroleum Corp.	1.8%
Top Ten Total	20.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	(30.56%)	(25.58%)	(1.40%)	7.81%
S&P 500 Pure Value Index	(29.80%)	(24.15%)	0.31%	9.86%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Financial - 33.9%
Berkshire Hathaway, Inc. — Class B*	2,951	$526,783
MetLife, Inc.	8,830	322,472
Prudential Financial, Inc.	5,018	305,596
Lincoln National Corp.	7,362	270,848
Unum Group	15,855	263,034
Loews Corp.	6,651	228,063
American International Group, Inc.	7,218	225,057
Principal Financial Group, Inc.	5,251	218,127
Goldman Sachs Group, Inc.	1,019	201,375
Morgan Stanley	4,106	198,320
Invesco Ltd.	18,019	193,884
Citizens Financial Group, Inc.	7,092	179,002
Capital One Financial Corp.	2,619	163,923
Citigroup, Inc.	3,171	162,038
Allstate Corp.	1,666	161,585
People’s United Financial, Inc.	13,186	152,562
Travelers Companies, Inc.	1,310	149,405
Assurant, Inc.	1,404	145,019
Everest Re Group Ltd.	624	128,669
Regions Financial Corp.	11,550	128,436
Chubb Ltd.	938	118,770
Bank of New York Mellon Corp.	3,063	118,385
Fifth Third Bancorp	6,031	116,278
State Street Corp.	1,819	115,598
Hartford Financial Services Group, Inc.	2,932	113,029
Franklin Resources, Inc.	5,110	107,157
Zions Bancorp North America	3,053	103,802
Bank of America Corp.	4,163	98,871
Aflac, Inc.	2,681	96,596
KeyCorp	7,167	87,294
Raymond James Financial, Inc.	1,053	72,478
Truist Financial Corp.	1,868	70,143
Globe Life, Inc.	933	69,257
Huntington Bancshares, Inc.	7,237	65,386
Comerica, Inc.	1,682	64,084
Wells Fargo & Co.	2,458	62,925
M&T Bank Corp.	594	61,758
Host Hotels & Resorts, Inc. REIT	5,429	58,579
Total Financial		5,924,588

Consumer, Non-cyclical - 20.7%
Kroger Co.	13,170	445,804
Archer-Daniels-Midland Co.	8,964	357,664
Centene Corp.*	5,420	344,441
AmerisourceBergen Corp. — Class A	3,226	325,084
CVS Health Corp.	4,629	300,746
Corteva, Inc.	11,034	295,601
McKesson Corp.	1,863	285,822
Mylan N.V.*	16,850	270,948
Cigna Corp.	1,311	246,009
Molson Coors Beverage Co. — Class B	5,939	204,064
Perrigo Company plc	3,085	170,508
Anthem, Inc.	488	128,334
Kraft Heinz Co.	3,909	124,658
JM Smucker Co.	1,168	123,586
Total Consumer, Non-cyclical		3,623,269

Consumer, Cyclical - 16.9%
Ford Motor Co.	58,421	355,200
General Motors Co.	13,332	337,299
Gap, Inc.	21,741	274,371
Lennar Corp. — Class A	4,136	254,860
Whirlpool Corp.	1,602	207,507
Walgreens Boots Alliance, Inc.	4,882	206,948
Kohl’s Corp.	8,465	175,818
Mohawk Industries, Inc.*	1,511	153,759
L Brands, Inc.	9,518	142,485
Best Buy Company, Inc.	1,618	141,203
American Airlines Group, Inc.[1]	10,188	133,157
PVH Corp.	2,727	131,032
BorgWarner, Inc.	3,618	127,716
United Airlines Holdings, Inc.*	2,504	86,664
Carnival Corp.[1]	4,198	68,931
Alaska Air Group, Inc.	1,893	68,640
Delta Air Lines, Inc.	2,419	67,853
Norwegian Cruise Line Holdings Ltd.*,1	1,683	27,652
Total Consumer, Cyclical		2,961,095

Energy - 12.2%
Baker Hughes Co.	20,727	318,989
Marathon Petroleum Corp.	8,490	317,356
Valero Energy Corp.	3,429	201,694
Concho Resources, Inc.	3,728	191,992
HollyFrontier Corp.	6,453	188,428
Marathon Oil Corp.	25,966	158,912
Diamondback Energy, Inc.	2,897	121,152
Devon Energy Corp.	9,526	108,025
Chevron Corp.	1,206	107,611
Exxon Mobil Corp.	2,168	96,953
Halliburton Co.	6,894	89,484
Kinder Morgan, Inc.	5,326	80,795
TechnipFMC plc	10,624	72,668
Occidental Petroleum Corp.	3,782	69,211
Total Energy		2,123,270

Basic Materials - 6.0%
DuPont de Nemours, Inc.	4,940	262,462
Mosaic Co.	19,765	247,260
Newmont Corp.	2,774	171,267
Nucor Corp.	3,676	152,223
Eastman Chemical Co.	1,682	117,135
International Paper Co.	2,758	97,109
Total Basic Materials		1,047,456

Industrial - 3.1%
Westrock Co.	10,244	289,495
FedEx Corp.	937	131,386
Textron, Inc.	3,693	121,537
Total Industrial		542,418

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
S&P 500® PURE VALUE FUND

	Shares	Value
Communications - 3.0%
News Corp. — Class A	17,477	$207,277
DISH Network Corp. — Class A*	4,144	143,010
AT&T, Inc.	3,441	104,021
News Corp. — Class B	5,478	65,462
Total Communications		519,770

Technology - 2.1%
Hewlett Packard Enterprise Co.	16,220	157,821
DXC Technology Co.	7,066	116,589
HP, Inc.	5,462	95,203
Total Technology		369,613

Utilities - 1.8%
Exelon Corp.	3,769	136,777
Duke Energy Corp.	1,145	91,474
CenterPoint Energy, Inc.	4,871	90,942
Total Utilities		319,193

Total Common Stocks
(Cost $16,293,182)		17,430,672

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$70,155	70,155
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	29,054	29,054
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	27,311	27,311
Total Repurchase Agreements
(Cost $126,520)		126,520

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	180,441	180,441
Total Securities Lending Collateral
(Cost $180,441)		180,441

Total Investments - 101.4%
(Cost $16,600,143)		$17,737,633
Other Assets & Liabilities, net - (1.4)%		(248,965)
Total Net Assets - 100.0%		$17,488,668

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,430,672	$—	$—	$17,430,672
Repurchase Agreements	—	126,520	—	126,520
Securities Lending Collateral	180,441	—	—	180,441
Total Assets	$17,611,113	$126,520	$—	$17,737,633

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $171,931 of securities loaned (cost $16,473,623)	$17,611,113
Repurchase agreements, at value (cost $126,520)	126,520
Receivables:
Dividends	18,879
Securities lending income	741
Fund shares sold	251
Total assets	17,757,504

Liabilities:
Payable for:
Return of securities lending collateral	180,441
Fund shares redeemed	25,843
Management fees	12,007
Transfer agent and administrative fees	4,306
Investor service fees	4,002
Portfolio accounting fees	1,601
Trustees’ fees*	392
Miscellaneous	40,244
Total liabilities	268,836
Commitments and contingent liabilities (Note 11)	—
Net assets	$17,488,668

Net assets consist of:
Paid in capital	$19,031,892
Total distributable earnings (loss)	(1,543,224)
Net assets	$17,488,668
Capital shares outstanding	434,227
Net asset value per share	$40.28

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends	$286,620
Interest	430
Income from securities lending, net	2,105
Total investment income	289,155

Expenses:
Management fees	69,664
Investor service fees	23,222
Transfer agent and administrative fees	24,986
Professional fees	19,535
Portfolio accounting fees	9,288
Trustees’ fees*	3,380
Custodian fees	1,607
Miscellaneous	9,370
Total expenses	161,052
Net investment income	128,103

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,961,478)
Net realized loss	(1,961,478)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,979,560)
Net change in unrealized appreciation (depreciation)	(3,979,560)
Net realized and unrealized loss	(5,941,038)
Net decrease in net assets resulting from operations	$(5,812,935)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$128,103	$370,715
Net realized gain (loss) on investments	(1,961,478)	3,213,291
Net change in unrealized appreciation (depreciation) on investments	(3,979,560)	3,562,491
Net increase (decrease) in net assets resulting from operations	(5,812,935)	7,146,497

Distributions to shareholders	—	(674,374)

Capital share transactions:
Proceeds from sale of shares	13,418,488	43,355,945
Distributions reinvested	—	674,374
Cost of shares redeemed	(22,847,647)	(50,882,754)
Net decrease from capital share transactions	(9,429,159)	(6,852,435)
Net decrease in net assets	(15,242,094)	(380,312)

Net assets:
Beginning of period	32,730,762	33,111,074
End of period	$17,488,668	$32,730,762

Capital share activity:
Shares sold	350,638	809,655
Shares issued from reinvestment of distributions	—	12,210
Shares redeemed	(480,650)	(947,155)
Net decrease in shares	(130,012)	(125,290)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$58.01	$48.02	$61.83	$56.45	$50.08	$71.22
Income (loss) from investment operations:
Net investment income (loss)[b]	.30	.59	.53	.35	.83	.63
Net gain (loss) on investments (realized and unrealized)	(18.03)	10.53	(7.82)	8.28	9.87	(5.87)
Total from investment operations	(17.73)	11.12	(7.29)	8.63	10.70	(5.24)
Less distributions from:
Net investment income	—	(.45)	(.53)	(.46)	(1.23)	(.82)
Net realized gains	—	(.68)	(5.99)	(2.79)	(3.10)	(15.08)
Total distributions	—	(1.13)	(6.52)	(3.25)	(4.33)	(15.90)
Net asset value, end of period	$40.28	$58.01	$48.02	$61.83	$56.45	$50.08

Total Return[c]	(30.56%)	23.27%	(13.32%)	15.86%	17.40%	(9.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,489	$32,731	$33,111	$44,496	$44,849	$32,326
Ratios to average net assets:
Net investment income (loss)	1.38%	1.10%	0.91%	0.61%	0.88%	1.02%
Total expenses	1.73%	1.72%	1.63%	1.61%	1.56%	1.51%
Portfolio turnover rate	58%	144%	197%	127%	207%	162%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
SolarEdge Technologies, Inc.	3.1%
Paylocity Holding Corp.	2.7%
RH	2.5%
Axon Enterprise, Inc.	2.4%
Repligen Corp.	2.3%
Generac Holdings, Inc.	2.2%
Essent Group Ltd.	2.1%
Teradyne, Inc.	2.0%
Trex Company, Inc.	1.8%
TopBuild Corp.	1.7%
Top Ten Total	22.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	(2.52%)	0.40%	1.84%	9.45%
S&P MidCap 400 Pure Growth Index	(1.93%)	1.85%	3.51%	11.13%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Consumer, Non-cyclical - 25.4%
Paylocity Holding Corp.*	2,170	$316,581
Repligen Corp.*	2,218	274,167
Quidel Corp.*	910	203,603
Penumbra, Inc.*	1,124	200,994
Exelixis, Inc.*	7,579	179,926
Boston Beer Company, Inc. — Class A*	330	177,095
FTI Consulting, Inc.*	1,319	151,091
Arrowhead Pharmaceuticals, Inc.*	3,447	148,876
Masimo Corp.*	625	142,494
Ligand Pharmaceuticals, Inc. — Class B*,1	1,252	140,036
Bio-Techne Corp.	500	132,035
Syneos Health, Inc.*	2,088	121,626
WEX, Inc.*	725	119,632
PRA Health Sciences, Inc.*	1,019	99,139
Amedisys, Inc.*	495	98,277
Charles River Laboratories International, Inc.*	560	97,636
LHC Group, Inc.*	560	97,619
Chemed Corp.	190	85,703
Catalent, Inc.*	1,159	84,955
ICU Medical, Inc.*	330	60,822
Sanderson Farms, Inc.	470	54,468
Brink’s Co.	699	31,812
Total Consumer, Non-cyclical		3,018,587

Industrial - 25.4%
Axon Enterprise, Inc.*	2,923	286,834
Generac Holdings, Inc.*	2,167	264,222
Trex Company, Inc.*	1,674	217,737
TopBuild Corp.*	1,820	207,061
Mercury Systems, Inc.*	2,598	204,359
Universal Display Corp.	1,179	176,402
Jabil, Inc.	5,141	164,923
MasTec, Inc.*	3,527	158,257
Knight-Swift Transportation Holdings, Inc.	3,657	152,533
Carlisle Companies, Inc.	998	119,431
Timken Co.	2,418	109,995
Tetra Tech, Inc.	1,359	107,524
KBR, Inc.	4,666	105,218
Cognex Corp.	1,624	96,985
Hubbell, Inc.	709	88,880
Coherent, Inc.*	669	87,626
Hexcel Corp.	1,870	84,561
Nordson Corp.	440	83,473
Woodward, Inc.	1,064	82,513
Gentex Corp.	2,358	60,766
Lincoln Electric Holdings, Inc.	665	56,019
Clean Harbors, Inc.*	869	52,123
Eagle Materials, Inc.	639	44,871
Total Industrial		3,012,313

Consumer, Cyclical - 16.8%
RH*	1,179	293,453
Caesars Entertainment Corp.*	13,374	162,227
Scotts Miracle-Gro Co. — Class A	1,124	151,144
Five Below, Inc.*	1,244	132,996
Casey’s General Stores, Inc.	879	131,428
Eldorado Resorts, Inc.*,1	2,821	113,009
Skechers USA, Inc. — Class A*	3,547	111,305
Dunkin’ Brands Group, Inc.	1,674	109,195
Marriott Vacations Worldwide Corp.	1,304	107,202
Pool Corp.	378	102,767
Deckers Outdoor Corp.*	460	90,339
Churchill Downs, Inc.	639	85,083
Scientific Games Corp. — Class A*	5,372	83,051
Polaris, Inc.	715	66,173
Boyd Gaming Corp.	3,117	65,145
Tempur Sealy International, Inc.*	755	54,322
Wyndham Hotels & Resorts, Inc.	1,231	52,465
Toro Co.	769	51,016
Herman Miller, Inc.	1,624	38,343
Total Consumer, Cyclical		2,000,663

Technology - 13.4%
Teradyne, Inc.	2,753	232,656
MKS Instruments, Inc.	1,667	188,771
Cabot Microelectronics Corp.	1,244	173,588
Fair Isaac Corp.*	405	169,306
Lumentum Holdings, Inc.*	1,924	156,671
Monolithic Power Systems, Inc.	649	153,813
CACI International, Inc. — Class A*	470	101,934
Manhattan Associates, Inc.*	1,034	97,403
J2 Global, Inc.*	1,483	93,740
Perspecta, Inc.	3,842	89,250
Qualys, Inc.*	850	88,417
ACI Worldwide, Inc.*	1,613	43,535
Total Technology		1,589,084

Financial - 8.2%
Essent Group Ltd.	6,980	253,165
RenaissanceRe Holdings Ltd.	1,114	190,527
LendingTree, Inc.*,1	655	189,642
Cousins Properties, Inc. REIT	3,862	115,204
Brown & Brown, Inc.	2,380	97,009
Primerica, Inc.	725	84,535
EastGroup Properties, Inc. REIT	420	49,816
Total Financial		979,898

Energy - 5.5%
SolarEdge Technologies, Inc.*	2,693	373,734
Murphy USA, Inc.*	1,504	169,335
WPX Energy, Inc.*	17,241	109,998
Total Energy		653,067

Communications - 3.1%
Etsy, Inc.*	1,774	188,452
Cable One, Inc.	100	177,485
Total Communications		365,937

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
Basic Materials - 1.8%
Reliance Steel & Aluminum Co.	1,289	$122,365
Royal Gold, Inc.	689	85,656
Total Basic Materials		208,021

Total Common Stocks
(Cost $10,204,229)		11,827,570

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$44,423	44,423
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	18,397	18,397
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	17,294	17,294
Total Repurchase Agreements
(Cost $80,114)		80,114

SECURITIES LENDING COLLATERAL†,3 - 2.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	322,688	322,688
Total Securities Lending Collateral
(Cost $322,688)		322,688

Total Investments - 103.0%
(Cost $10,607,031)		$12,230,372
Other Assets & Liabilities, net - (3.0)%		(354,100)
Total Net Assets - 100.0%		$11,876,272

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,827,570	$—	$—	$11,827,570
Repurchase Agreements	—	80,114	—	80,114
Securities Lending Collateral	322,688	—	—	322,688
Total Assets	$12,150,258	$80,114	$—	$12,230,372

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $323,796 of securities loaned (cost $10,526,917)	$12,150,258
Repurchase agreements, at value (cost $80,114)	80,114
Receivables:
Dividends	2,896
Fund shares sold	894
Securities lending income	155
Total assets	12,234,317

Liabilities:
Payable for:
Return of securities lending collateral	322,688
Management fees	7,435
Transfer agent and administrative fees	2,667
Investor service fees	2,478
Portfolio accounting fees	991
Fund shares redeemed	761
Trustees’ fees*	203
Miscellaneous	20,822
Total liabilities	358,045
Commitments and contingent liabilities (Note 11)	—
Net assets	$11,876,272

Net assets consist of:
Paid in capital	$10,732,072
Total distributable earnings (loss)	1,144,200
Net assets	$11,876,272
Capital shares outstanding	336,822
Net asset value per share	$35.26

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends	$35,291
Interest	251
Income from securities lending, net	339
Total investment income	35,881

Expenses:
Management fees	41,420
Investor service fees	13,807
Transfer agent and administrative fees	14,856
Professional fees	10,537
Portfolio accounting fees	5,523
Trustees’ fees*	1,474
Custodian fees	891
Line of credit fees	31
Miscellaneous	7,291
Total expenses	95,830
Net investment loss	(59,949)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(782,421)
Net realized loss	(782,421)
Net change in unrealized appreciation (depreciation) on:
Investments	508,283
Net change in unrealized appreciation (depreciation)	508,283
Net realized and unrealized loss	(274,138)
Net decrease in net assets resulting from operations	$(334,087)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(59,949)	$(109,888)
Net realized gain (loss) on investments	(782,421)	1,664,662
Net change in unrealized appreciation (depreciation) on investments	508,283	442,373
Net increase (decrease) in net assets resulting from operations	(334,087)	1,997,147

Capital share transactions:
Proceeds from sale of shares	6,357,892	15,348,447
Cost of shares redeemed	(6,885,420)	(18,818,025)
Net decrease from capital share transactions	(527,528)	(3,469,578)
Net decrease in net assets	(861,615)	(1,472,431)

Net assets:
Beginning of period	12,737,887	14,210,318
End of period	$11,876,272	$12,737,887

Capital share activity:
Shares sold	202,885	441,408
Shares redeemed	(218,195)	(542,670)
Net decrease in shares	(15,310)	(101,262)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$36.17	$31.34	$39.31	$33.11	$32.23	$34.05
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.27)	(.28)	(.25)	(.22)	(.22)
Net gain (loss) on investments (realized and unrealized)	(.73)	5.10	(4.97)	6.45	1.10	.88
Total from investment operations	(.91)	4.83	(5.25)	6.20	.88	.66
Less distributions from:
Net realized gains	—	—	(2.72)	—	—	(2.48)
Total distributions	—	—	(2.72)	—	—	(2.48)
Net asset value, end of period	$35.26	$36.17	$31.34	$39.31	$33.11	$32.23

Total Return[c]	(2.52%)	15.41%	(14.83%)	18.73%	2.70%	1.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,876	$12,738	$14,210	$20,394	$19,061	$34,144
Ratios to average net assets:
Net investment income (loss)	(1.09%)	(0.77%)	(0.72%)	(0.70%)	(0.71%)	(0.64%)
Total expenses	1.74%	1.73%	1.62%	1.61%	1.56%	1.50%
Portfolio turnover rate	62%	176%	183%	233%	296%	269%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
CNX Resources Corp.	2.9%
Patterson Companies, Inc.	2.6%
Thor Industries, Inc.	2.3%
SYNNEX Corp.	2.3%
Telephone & Data Systems, Inc.	2.2%
Delphi Technologies plc	2.1%
BJ’s Wholesale Club Holdings, Inc.	2.1%
Brighthouse Financial, Inc.	2.1%
Goodyear Tire & Rubber Co.	2.1%
Ryder System, Inc.	2.1%
Top Ten Total	22.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	(25.95%)	(23.37%)	(1.24%)	6.44%
S&P MidCap 400 Pure Value Index	(25.38%)	(22.28%)	0.43%	8.49%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Consumer, Cyclical - 28.8%
Thor Industries, Inc.	1,480	$157,664
Delphi Technologies plc*	10,110	143,663
BJ’s Wholesale Club Holdings, Inc.*	3,844	143,266
Goodyear Tire & Rubber Co.	15,930	142,494
Dana, Inc.	10,488	127,849
Penn National Gaming, Inc.*	4,185	127,810
AutoNation, Inc.*	3,397	127,659
Lear Corp.	1,048	114,253
TRI Pointe Group, Inc.*	7,478	109,852
Taylor Morrison Home Corp. — Class A*	5,583	107,696
World Fuel Services Corp.	3,946	101,649
Adient plc*	5,346	87,781
Dick’s Sporting Goods, Inc.	1,711	70,596
Univar, Inc.*	3,970	66,934
Foot Locker, Inc.	2,284	66,601
Nordstrom, Inc.[1]	4,190	64,903
JetBlue Airways Corp.*	5,545	60,441
American Eagle Outfitters, Inc.	4,601	50,151
KAR Auction Services, Inc.	3,427	47,156
Urban Outfitters, Inc.*	2,677	40,744
Total Consumer, Cyclical		1,959,162

Financial - 25.3%
Brighthouse Financial, Inc.*	5,138	142,939
Genworth Financial, Inc. — Class A*	59,682	137,866
CNO Financial Group, Inc.	8,372	130,352
Legg Mason, Inc.	2,234	111,141
Jefferies Financial Group, Inc.	5,557	86,411
Kemper Corp.	991	71,867
Janus Henderson Group plc	3,060	64,750
GEO Group, Inc. REIT	5,460	64,592
Mercury General Corp.	1,561	63,611
Reinsurance Group of America, Inc. — Class A	805	63,144
Old Republic International Corp.	3,706	60,445
Umpqua Holdings Corp.	5,631	59,914
Bank OZK	2,421	56,821
FNB Corp.	7,474	56,055
Associated Banc-Corp.	3,774	51,628
CoreCivic, Inc. REIT	5,072	47,474
PacWest Bancorp	2,166	42,692
Sterling Bancorp	3,517	41,219
Navient Corp.	5,722	40,226
Park Hotels & Resorts, Inc. REIT	3,723	36,821
Alliance Data Systems Corp.	810	36,547
Wintrust Financial Corp.	810	35,332
First Horizon National Corp.	3,476	34,621
Pinnacle Financial Partners, Inc.	799	33,550
Hancock Whitney Corp.	1,561	33,093
Valley National Bancorp	4,043	31,616
Pebblebrook Hotel Trust REIT	2,240	30,598
TCF Financial Corp.	985	28,979
Texas Capital Bancshares, Inc.*	891	27,505
Total Financial		1,721,809

Industrial - 17.0%
SYNNEX Corp.	1,287	154,144
Ryder System, Inc.	3,778	141,713
Avnet, Inc.	4,906	136,804
Arrow Electronics, Inc.*	1,923	132,091
AECOM*	2,583	97,069
II-VI, Inc.*	1,576	74,418
Greif, Inc. — Class A	2,092	71,986
Dycom Industries, Inc.*	1,707	69,799
Trinity Industries, Inc.	3,184	67,787
Terex Corp.	3,261	61,209
Regal Beloit Corp.	668	58,330
XPO Logistics, Inc.*	617	47,663
Worthington Industries, Inc.	1,040	38,792
Total Industrial		1,151,805

Consumer, Non-cyclical - 10.7%
Patterson Companies, Inc.	8,009	176,198
ManpowerGroup, Inc.	1,619	111,306
Avis Budget Group, Inc.*,1	3,571	81,740
Sprouts Farmers Market, Inc.*	2,993	76,591
Molina Healthcare, Inc.*	372	66,209
TreeHouse Foods, Inc.*	1,486	65,087
Adtalem Global Education, Inc.*	1,331	41,461
Graham Holdings Co. — Class B	120	41,120
Acadia Healthcare Company, Inc.*	1,478	37,127
Tenet Healthcare Corp.*	1,478	26,767
Total Consumer, Non-cyclical		723,606

Basic Materials - 8.3%
United States Steel Corp.[1]	19,147	138,241
Commercial Metals Co.	5,369	109,528
Domtar Corp.	4,835	102,067
Olin Corp.	8,531	98,021
Chemours Co.	4,293	65,897
Minerals Technologies, Inc.	1,133	53,172
Total Basic Materials		566,926

Energy - 6.6%
CNX Resources Corp.*	22,683	196,208
Equities Corp.	11,098	132,066
Antero Midstream Corp.	11,476	58,528
PBF Energy, Inc. — Class A	5,676	58,122
Total Energy		444,924

Communications - 2.2%
Telephone & Data Systems, Inc.	7,545	149,995

Technology - 0.8%
NetScout Systems, Inc.*	2,144	54,801

Total Common Stocks
(Cost $6,549,921)		6,773,028

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
S&P MIDCAP 400® PURE VALUE FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$26,873	$26,873
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	11,129	11,129
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	10,462	10,462
Total Repurchase Agreements
(Cost $48,464)		48,464

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	206,754	206,754
Total Securities Lending Collateral
(Cost $206,754)		206,754

Total Investments - 103.4%
(Cost $6,805,139)		$7,028,246
Other Assets & Liabilities, net - (3.4)%		(231,227)
Total Net Assets - 100.0%		$6,797,019

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,773,028	$—	$—	$6,773,028
Repurchase Agreements	—	48,464	—	48,464
Securities Lending Collateral	206,754	—	—	206,754
Total Assets	$6,979,782	$48,464	$—	$7,028,246

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $199,891 of securities loaned (cost $6,756,675)	$6,979,782
Repurchase agreements, at value (cost $48,464)	48,464
Receivables:
Dividends	4,067
Fund shares sold	510
Securities lending income	424
Total assets	7,033,247

Liabilities:
Payable for:
Return of securities lending collateral	206,754
Fund shares redeemed	7,260
Management fees	4,759
Transfer agent and administrative fees	1,707
Investor service fees	1,586
Portfolio accounting fees	634
Trustees’ fees*	131
Miscellaneous	13,397
Total liabilities	236,228
Commitments and contingent liabilities (Note 11)	—
Net assets	$6,797,019

Net assets consist of:
Paid in capital	$8,214,691
Total distributable earnings (loss)	(1,417,672)
Net assets	$6,797,019
Capital shares outstanding	217,805
Net asset value per share	$31.21

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends	$76,991
Interest	161
Income from securities lending, net	2,795
Total investment income	79,947

Expenses:
Management fees	25,418
Investor service fees	8,473
Transfer agent and administrative fees	9,117
Professional fees	6,514
Portfolio accounting fees	3,389
Trustees’ fees*	1,036
Custodian fees	561
Miscellaneous	4,193
Total expenses	58,701
Net investment income	21,246

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,340,732)
Net realized loss	(1,340,732)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,063,575)
Net change in unrealized appreciation (depreciation)	(1,063,575)
Net realized and unrealized loss	(2,404,307)
Net decrease in net assets resulting from operations	$(2,383,061)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,246	$35,206
Net realized gain (loss) on investments	(1,340,732)	846,642
Net change in unrealized appreciation (depreciation) on investments	(1,063,575)	1,093,223
Net increase (decrease) in net assets resulting from operations	(2,383,061)	1,975,071

Capital share transactions:
Proceeds from sale of shares	4,841,830	15,114,260
Cost of shares redeemed	(5,079,674)	(16,656,592)
Net decrease from capital share transactions	(237,844)	(1,542,332)
Net increase (decrease) in net assets	(2,620,905)	432,739

Net assets:
Beginning of period	9,417,924	8,985,185
End of period	$6,797,019	$9,417,924

Capital share activity:
Shares sold	157,726	377,132
Shares redeemed	(163,357)	(414,713)
Net decrease in shares	(5,631)	(37,581)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$42.15	$34.42	$49.79	$54.35	$42.30	$53.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.14	(.01)	(.05)	(.06)	.26
Net gain (loss) on investments (realized and unrealized)	(11.04)	7.59	(7.95)	6.13	12.41	(5.93)
Total from investment operations	(10.94)	7.73	(7.96)	6.08	12.35	(5.67)
Less distributions from:
Net investment income	—	—	—	—	(.30)	(.08)
Net realized gains	—	—	(7.41)	(10.64)	—	(5.73)
Total distributions	—	—	(7.41)	(10.64)	(.30)	(5.81)
Net asset value, end of period	$31.21	$42.15	$34.42	$49.79	$54.35	$42.30

Total Return[c]	(25.95%)	22.46%	(18.98%)	13.15%	28.89%	(11.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,797	$9,418	$8,985	$17,415	$30,207	$12,007
Ratios to average net assets:
Net investment income (loss)	0.63%	0.35%	(0.03%)	(0.10%)	(0.07%)	0.52%
Total expenses	1.73%	1.73%	1.62%	1.61%	1.56%	1.50%
Portfolio turnover rate	75%	188%	145%	144%	282%	280%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Share Split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Kinsale Capital Group, Inc.	2.3%
Safehold, Inc.	2.0%
Winnebago Industries, Inc.	1.9%
Innovative Industrial Properties, Inc.	1.8%
LGI Homes, Inc.	1.8%
Wingstop, Inc.	1.7%
Rent-A-Center, Inc.	1.4%
Brooks Automation, Inc.	1.4%
Zynex, Inc.	1.4%
Simulations Plus, Inc.	1.4%
Top Ten Total	17.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	(15.30%)	(10.26%)	1.41%	9.41%
S&P SmallCap 600 Pure Growth Index	(14.52%)	(8.68%)	3.20%	11.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Industrial - 20.5%
Patrick Industries, Inc.	2,052	$125,685
Saia, Inc.*	955	106,177
Federal Signal Corp.	3,447	102,479
UFP Industries, Inc.	1,891	93,623
Griffon Corp.	4,917	91,063
Alarm.com Holdings, Inc.*	1,301	84,318
Ichor Holdings Ltd.*	3,145	83,594
Simpson Manufacturing Company, Inc.	965	81,407
American Woodmark Corp.*	1,020	77,163
Advanced Energy Industries, Inc.*	1,084	73,484
OSI Systems, Inc.*	890	66,430
Vicor Corp.*	824	59,287
ESCO Technologies, Inc.	679	57,396
Exponent, Inc.	670	54,223
Fabrinet*	820	51,185
John Bean Technologies Corp.	590	50,752
Franklin Electric Company, Inc.	960	50,419
Plexus Corp.*	703	49,604
Alamo Group, Inc.	480	49,267
Itron, Inc.*	730	48,362
Aerojet Rocketdyne Holdings, Inc.*	1,168	46,300
AAON, Inc.	800	43,432
Tennant Co.	630	40,956
Triumph Group, Inc.	4,539	40,896
SPX FLOW, Inc.*	1,071	40,098
CIRCOR International, Inc.*	1,562	39,800
Watts Water Technologies, Inc. — Class A	470	38,070
Forward Air Corp.	753	37,514
SPX Corp.*	850	34,978
Albany International Corp. — Class A	578	33,935
Comtech Telecommunications Corp.	1,660	28,037
Total Industrial		1,879,934

Consumer, Cyclical - 18.7%
Winnebago Industries, Inc.	2,590	172,546
LGI Homes, Inc.*	1,841	162,063
Wingstop, Inc.	1,145	159,121
Installed Building Products, Inc.*	1,830	125,867
Lithia Motors, Inc. — Class A	700	105,931
Fox Factory Holding Corp.*	1,156	95,497
Sleep Number Corp.*	2,289	95,314
YETI Holdings, Inc.*	2,185	93,365
Callaway Golf Co.	4,760	83,348
LCI Industries	710	81,636
MDC Holdings, Inc.	2,182	77,898
Zumiez, Inc.*	2,161	59,168
Shake Shack, Inc. — Class A*	1,013	53,669
UniFirst Corp.	270	48,316
Cavco Industries, Inc.*	244	47,055
St. Joe Co.*	2,212	42,957
Universal Electronics, Inc.*	880	41,202
Boot Barn Holdings, Inc.*	1,730	37,299
Crocs, Inc.*	960	35,347
Steven Madden Ltd.	1,417	34,986
Allegiant Travel Co. — Class A	308	33,637
Chuy’s Holdings, Inc.*	1,945	28,941
Total Consumer, Cyclical		1,715,163

Consumer, Non-cyclical - 17.1%
Rent-A-Center, Inc.	4,777	132,896
Zynex, Inc.*,1	5,270	131,065
Medpace Holdings, Inc.*	1,338	124,461
NeoGenomics, Inc.*	3,199	99,105
Innoviva, Inc.*	6,765	94,575
Corcept Therapeutics, Inc.*	5,242	88,170
Eagle Pharmaceuticals, Inc.*	1,519	72,882
Coca-Cola Consolidated, Inc.	280	64,173
Cardiovascular Systems, Inc.*	1,938	61,144
Hanger, Inc.*	3,506	58,059
Pennant Group, Inc.*	2,427	54,850
RadNet, Inc.*	3,371	53,498
Addus HomeCare Corp.*	557	51,556
Glaukos Corp.*	1,205	46,296
ANI Pharmaceuticals, Inc.*	1,406	45,470
Medifast, Inc.[1]	321	44,545
CONMED Corp.	570	41,034
Enanta Pharmaceuticals, Inc.*	759	38,109
Anika Therapeutics, Inc.*	923	34,825
EVERTEC, Inc.	1,205	33,861
LeMaitre Vascular, Inc.	1,274	33,634
Inter Parfums, Inc.	612	29,468
John B Sanfilippo & Son, Inc.	340	29,012
REGENXBIO, Inc.*	780	28,727
CorVel Corp.*	381	27,009
Cutera, Inc.*	2,126	25,874
RR Donnelley & Sons Co.	19,469	23,168
Total Consumer, Non-cyclical		1,567,466

Financial - 16.3%
Kinsale Capital Group, Inc.	1,380	214,190
Safehold, Inc. REIT	3,184	183,048
Innovative Industrial Properties, Inc. REIT[1]	1,899	167,150
Virtus Investment Partners, Inc.	904	105,126
eHealth, Inc.*	950	93,328
Palomar Holdings, Inc.*	960	82,330
Essential Properties Realty Trust, Inc. REIT	5,249	77,895
PennyMac Mortgage Investment Trust REIT	4,391	76,974
Walker & Dunlop, Inc.	1,450	73,674
Community Healthcare Trust, Inc. REIT	1,743	71,289
NMI Holdings, Inc. — Class A*	4,254	68,404
Meta Financial Group, Inc.	3,294	59,852
Enova International, Inc.*	3,512	52,223
Preferred Bank/Los Angeles CA	1,010	43,279
Universal Health Realty Income Trust REIT	430	34,181
ServisFirst Bancshares, Inc.	920	32,899
Granite Point Mortgage Trust, Inc. REIT	4,380	31,448
Agree Realty Corp. REIT	450	29,570
Total Financial		1,496,860

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
Technology - 14.8%
Brooks Automation, Inc.	2,982	$131,924
Simulations Plus, Inc.	2,160	129,211
Ultra Clean Holdings, Inc.*	5,545	125,483
FormFactor, Inc.*	3,519	103,212
SPS Commerce, Inc.*	1,250	93,900
TTEC Holdings, Inc.	1,911	88,976
Diodes, Inc.*	1,365	69,205
Glu Mobile, Inc.*	7,153	66,308
Xperi Holding Corp.	4,286	63,261
LivePerson, Inc.*	1,320	54,688
Power Integrations, Inc.	459	54,222
ManTech International Corp. — Class A	734	50,272
CSG Systems International, Inc.	1,204	49,834
ExlService Holdings, Inc.*	690	43,746
Diebold Nixdorf, Inc.*	7,211	43,699
Virtusa Corp.*	1,343	43,607
Agilysys, Inc.*	2,271	40,742
3D Systems Corp.*	5,399	37,739
Digi International, Inc.*	3,138	36,558
Progress Software Corp.	710	27,512
Total Technology		1,354,099

Communications - 5.1%
TechTarget, Inc.*	3,099	93,063
Viavi Solutions, Inc.*	5,087	64,808
Perficient, Inc.*	1,534	54,886
NIC, Inc.	2,229	51,178
Cogent Communications Holdings, Inc.	660	51,058
Extreme Networks, Inc.*	8,626	37,437
Harmonic, Inc.*	6,349	30,158
QuinStreet, Inc.*	2,818	29,476
8x8, Inc.*	1,747	27,952
Shutterstock, Inc.	700	24,479
Total Communications		464,495

Energy - 4.9%
Matador Resources Co.*	9,930	84,405
DMC Global, Inc.	2,499	68,972
Talos Energy, Inc.*	7,273	66,911
Par Pacific Holdings, Inc.*	6,696	60,197
Ring Energy, Inc.*,1	48,530	56,295
Penn Virginia Corp.*	4,236	40,369
Helix Energy Solutions Group, Inc.*	10,568	36,671
Geospace Technologies Corp.*	4,845	36,435
Total Energy		450,255

Basic Materials - 2.2%
Innospec, Inc.	970	74,933
Koppers Holdings, Inc.*	2,526	47,590
Schweitzer-Mauduit International, Inc.	1,310	43,767
Rogers Corp.*	240	29,904
Total Basic Materials		196,194

Total Common Stocks
(Cost $8,352,701)		9,124,466

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$31,097	31,097
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	12,878	12,878
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	12,106	12,106
Total Repurchase Agreements
(Cost $56,081)		56,081

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	258,892	258,892
Total Securities Lending Collateral
(Cost $258,892)		258,892

Total Investments - 103.0%
(Cost $8,667,674)		$9,439,439
Other Assets & Liabilities, net - (3.0)%		(270,919)
Total Net Assets - 100.0%		$9,168,520

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
S&P SMALLCAP 600® PURE GROWTH FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,124,466	$—	$—	$9,124,466
Repurchase Agreements	—	56,081	—	56,081
Securities Lending Collateral	258,892	—	—	258,892
Total Assets	$9,383,358	$56,081	$—	$9,439,439

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $257,021 of securities loaned (cost $8,611,593)	$9,383,358
Repurchase agreements, at value (cost $56,081)	56,081
Receivables:
Securities sold	54,214
Dividends	5,414
Securities lending income	154
Fund shares sold	48
Total assets	9,499,269

Liabilities:
Payable for:
Return of securities lending collateral	258,892
Fund shares redeemed	44,173
Management fees	6,041
Transfer agent and administrative fees	2,167
Investor service fees	2,014
Portfolio accounting fees	805
Trustees’ fees*	161
Miscellaneous	16,496
Total liabilities	330,749
Commitments and contingent liabilities (Note 11)	—
Net assets	$9,168,520

Net assets consist of:
Paid in capital	$9,392,284
Total distributable earnings (loss)	(223,764)
Net assets	$9,168,520
Capital shares outstanding	195,969
Net asset value per share	$46.79

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends	$29,010
Interest	273
Income from securities lending, net	548
Total investment income	29,831

Expenses:
Management fees	32,908
Investor service fees	10,969
Transfer agent and administrative fees	11,803
Professional fees	8,569
Portfolio accounting fees	4,388
Trustees’ fees*	1,221
Custodian fees	712
Line of credit fees	131
Miscellaneous	5,406
Total expenses	76,107
Net investment loss	(46,276)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,185,650)
Net realized loss	(1,185,650)
Net change in unrealized appreciation (depreciation) on:
Investments	(189,341)
Net change in unrealized appreciation (depreciation)	(189,341)
Net realized and unrealized loss	(1,374,991)
Net decrease in net assets resulting from operations	$(1,421,267)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(46,276)	$(81,181)
Net realized gain (loss) on investments	(1,185,650)	2,382,069
Net change in unrealized appreciation (depreciation) on investments	(189,341)	(722,819)
Net increase (decrease) in net assets resulting from operations	(1,421,267)	1,578,069

Capital share transactions:
Proceeds from sale of shares	8,064,819	16,580,571
Cost of shares redeemed	(9,797,968)	(22,841,246)
Net decrease from capital share transactions	(1,733,149)	(6,260,675)
Net decrease in net assets	(3,154,416)	(4,682,606)

Net assets:
Beginning of period	12,322,936	17,005,542
End of period	$9,168,520	$12,322,936

Capital share activity:
Shares sold	179,554	316,090
Shares redeemed	(206,673)	(439,562)
Net decrease in shares	(27,119)	(123,472)

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$55.24	$49.07	$54.95	$49.86	$42.01	$45.67
Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(.36)	(.60)	(.47)	(.14)	(.30)
Net gain (loss) on investments (realized and unrealized)	(8.21)	6.53	(4.12)	8.25	7.99	.62
Total from investment operations	(8.45)	6.17	(4.72)	7.78	7.85	.32
Less distributions from:
Net realized gains	—	—	(1.16)	(2.69)	—	(3.98)
Total distributions	—	—	(1.16)	(2.69)	—	(3.98)
Net asset value, end of period	$46.79	$55.24	$49.07	$54.95	$49.86	$42.01

Total Return[c]	(15.30%)	12.57%	(9.03%)	16.08%	18.69%	(0.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,169	$12,323	$17,006	$20,438	$20,844	$22,156
Ratios to average net assets:
Net investment income (loss)	(1.05%)	(0.69%)	(1.01%)	(0.90%)	(0.32%)	(0.64%)
Total expenses	1.73%	1.73%	1.63%	1.61%	1.56%	1.50%
Portfolio turnover rate	92%	190%	313%	280%	475%	282%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Atlas Air Worldwide Holdings, Inc.	3.0%
Consolidated Communications Holdings, Inc.	2.7%
SpartanNash Co.	2.5%
Southwestern Energy Co.	2.3%
MarineMax, Inc.	2.2%
Big Lots, Inc.	2.0%
Resideo Technologies, Inc.	1.8%
Office Depot, Inc.	1.8%
INTL FCStone, Inc.	1.7%
Macy’s, Inc.	1.6%
Top Ten Total	21.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	(32.91%)	(25.08%)	(6.28%)	3.97%
S&P SmallCap 600 Pure Value Index	(32.47%)	(23.74%)	(4.70%)	5.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Consumer, Cyclical - 31.7%
MarineMax, Inc.*	4,017	$89,951
Big Lots, Inc.	2,005	84,210
Resideo Technologies, Inc.*	6,495	76,121
Office Depot, Inc.	31,411	73,816
Macy’s, Inc.[1]	9,934	68,346
Veritiv Corp.*	2,924	49,591
Sonic Automotive, Inc. — Class A	1,427	45,535
Fossil Group, Inc.*	9,463	44,003
ScanSource, Inc.*	1,653	39,821
Abercrombie & Fitch Co. — Class A	3,575	38,038
Cooper-Standard Holdings, Inc.*	2,757	36,530
Core-Mark Holding Company, Inc.	1,461	36,459
Bed Bath & Beyond, Inc.[1]	3,238	34,323
Conn’s, Inc.*,1	3,340	33,701
Vista Outdoor, Inc.*	2,294	33,148
Group 1 Automotive, Inc.	444	29,291
American Axle & Manufacturing Holdings, Inc.*	3,742	28,439
Genesco, Inc.*	1,269	27,486
Cooper Tire & Rubber Co.	967	26,699
Lumber Liquidators Holdings, Inc.*,1	1,774	24,588
Michaels Companies, Inc.*,1	3,458	24,448
Wabash National Corp.	2,283	24,245
Titan International, Inc.	15,551	22,704
Movado Group, Inc.	2,023	21,929
Red Robin Gourmet Burgers, Inc.*,1	2,039	20,798
Signet Jewelers Ltd.	2,018	20,725
Barnes & Noble Education, Inc.*	12,477	19,963
Haverty Furniture Companies, Inc.	1,204	19,264
Express, Inc.*	11,668	17,969
Shoe Carnival, Inc.[1]	607	17,767
Chico’s FAS, Inc.	12,726	17,562
Daktronics, Inc.	3,911	17,013
Caleres, Inc.	1,993	16,622
G-III Apparel Group Ltd.*	1,250	16,613
GameStop Corp. — Class A*,1	3,774	16,379
Ethan Allen Interiors, Inc.	1,255	14,847
Tupperware Brands Corp.	3,096	14,706
Designer Brands, Inc. — Class A	2,146	14,528
Hawaiian Holdings, Inc.	1,026	14,405
Garrett Motion, Inc.*	2,342	12,975
Cato Corp. — Class A	1,408	11,517
Unifi, Inc.*	887	11,425
Capri Holdings Ltd.*	619	9,675
Vera Bradley, Inc.*	1,243	5,519
Total Consumer, Cyclical		1,323,694

Industrial - 16.2%
Atlas Air Worldwide Holdings, Inc.*	2,874	123,668
ArcBest Corp.	2,315	61,371
Greenbrier Companies, Inc.	2,593	58,991
Echo Global Logistics, Inc.*	2,455	53,077
Olympic Steel, Inc.	4,040	47,470
Sanmina Corp.*	1,532	38,361
Lydall, Inc.*	2,725	36,951
Boise Cascade Co.	817	30,727
Granite Construction, Inc.	1,564	29,935
TimkenSteel Corp.*	7,502	29,183
TTM Technologies, Inc.*	2,327	27,598
Hub Group, Inc. — Class A*	527	25,222
Bel Fuse, Inc. — Class B	1,943	20,849
Arcosa, Inc.	448	18,905
Trinseo S.A.	673	14,914
Applied Optoelectronics, Inc.*	1,345	14,620
Bristow Group, Inc.*	1,001	13,944
US Concrete, Inc.*	461	11,433
Aegion Corp. — Class A*	684	10,855
DXP Enterprises, Inc.*	411	8,183
Total Industrial		676,257

Consumer, Non-cyclical - 15.5%
SpartanNash Co.	4,963	105,464
Kelly Services, Inc. — Class A	3,513	55,558
United Natural Foods, Inc.*	2,952	53,756
Seneca Foods Corp. — Class A*	1,481	50,072
Andersons, Inc.	3,095	42,587
Magellan Health, Inc.*	565	41,234
Fresh Del Monte Produce, Inc.	1,649	40,598
B&G Foods, Inc.[1]	1,405	34,254
Invacare Corp.	5,053	32,188
Green Dot Corp. — Class A*	610	29,939
ABM Industries, Inc.	765	27,770
Universal Corp.	607	25,804
Lannett Company, Inc.*	3,445	25,011
TrueBlue, Inc.*	1,630	24,890
Central Garden & Pet Co. — Class A*	629	21,254
Owens & Minor, Inc.	2,196	16,733
Team, Inc.*	2,067	11,513
Central Garden & Pet Co.*	153	5,506
Total Consumer, Non-cyclical		644,131

Energy - 15.3%
Southwestern Energy Co.*,1	38,107	97,554
Renewable Energy Group, Inc.*	2,511	62,222
Green Plains, Inc.*	4,375	44,691
Exterran Corp.*	8,182	44,101
NOW, Inc.*	5,091	43,935
Gulfport Energy Corp.*	28,398	30,954
CONSOL Energy, Inc.*	5,733	29,066
Range Resources Corp.	5,116	28,803
ProPetro Holding Corp.*	5,425	27,885
Bonanza Creek Energy, Inc.*	1,821	26,987
SM Energy Co.	5,118	19,193
Oasis Petroleum, Inc.*	24,623	18,467
RPC, Inc.*,1	5,727	17,639
Denbury Resources, Inc.*	63,522	17,538
Helmerich & Payne, Inc.	815	15,901
Matrix Service Co.*	1,546	15,027
SunCoke Energy, Inc.	5,061	14,981
Patterson-UTI Energy, Inc.	4,169	14,466
Warrior Met Coal, Inc.	893	13,743

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
US Silica Holdings, Inc.	3,714	$13,408
Laredo Petroleum, Inc.*	948	13,139
Oceaneering International, Inc.*	1,165	7,444
Oil States International, Inc.*	1,554	7,382
Nabors Industries Ltd.	173	6,405
Valaris plc*	8,340	5,437
Total Energy		636,368

Financial - 10.2%
INTL FCStone, Inc.*	1,310	72,015
EZCORP, Inc. — Class A*	10,507	66,194
Realogy Holdings Corp.	5,731	42,467
iStar, Inc. REIT	2,263	27,880
Diversified Healthcare Trust REIT	5,766	25,515
American Equity Investment Life Holding Co.	956	23,623
Stewart Information Services Corp.	656	21,327
Encore Capital Group, Inc.*	550	18,799
Horace Mann Educators Corp.	332	12,194
United Insurance Holdings Corp.	1,465	11,456
Third Point Reinsurance Ltd.*	1,521	11,423
Cadence BanCorp	1,279	11,332
Hersha Hospitality Trust REIT	1,907	10,984
Hope Bancorp, Inc.	1,176	10,842
Customers Bancorp, Inc.*	793	9,532
Cedar Realty Trust, Inc. REIT	9,534	9,439
Simmons First National Corp. — Class A	543	9,291
Pacific Premier Bancorp, Inc.	415	8,998
United Fire Group, Inc.	319	8,839
Ready Capital Corp. REIT	979	8,507
Berkshire Hills Bancorp, Inc.	457	5,036
Total Financial		425,693

Communications - 4.6%
Consolidated Communications Holdings, Inc.*	16,365	110,791
Meredith Corp.	1,288	18,740
NETGEAR, Inc.*	719	18,615
Scholastic Corp.	535	16,018
Gannett Company, Inc.	11,249	15,524
Spok Holdings, Inc.	1,467	13,716
Total Communications		193,404

Basic Materials - 4.1%
Kraton Corp.*	2,329	40,245
Rayonier Advanced Materials, Inc.*	14,219	39,956
Century Aluminum Co.*	4,967	35,415
Clearwater Paper Corp.*	914	33,023
AdvanSix, Inc.*	1,887	22,153
Total Basic Materials		170,792

Technology - 1.8%
Donnelley Financial Solutions, Inc.*	3,934	33,046
Unisys Corp.*	1,598	17,434
Pitney Bowes, Inc.	4,936	12,834
Photronics, Inc.*	987	10,985
Total Technology		74,299

Total Common Stocks
(Cost $4,052,665)		4,144,638

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	$20,527	20,527
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	8,501	8,501
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	7,991	7,991
Total Repurchase Agreements
(Cost $37,019)		37,019

	Shares
SECURITIES LENDING COLLATERAL†,3 - 6.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[4]	285,103	285,103
Total Securities Lending Collateral
(Cost $285,103)		285,103

Total Investments - 107.1%
(Cost $4,374,787)		$4,466,760
Other Assets & Liabilities, net - (7.1)%		(297,366)
Total Net Assets - 100.0%		$4,169,394

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,144,638	$—	$—	$4,144,638
Repurchase Agreements	—	37,019	—	37,019
Securities Lending Collateral	285,103	—	—	285,103
Total Assets	$4,429,741	$37,019	$—	$4,466,760

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments, at value - including $273,752 of securities loaned (cost $4,337,768)	$4,429,741
Repurchase agreements, at value (cost $37,019)	37,019
Receivables:
Dividends	1,633
Fund shares sold	960
Securities lending income	769
Total assets	4,470,122

Liabilities:
Payable for:
Return of securities lending collateral	285,103
Management fees	2,780
Transfer agent and administrative fees	997
Investor service fees	927
Fund shares redeemed	448
Portfolio accounting fees	371
Trustees’ fees*	98
Miscellaneous	10,004
Total liabilities	300,728
Commitments and contingent liabilities (Note 11)	—
Net assets	$4,169,394

Net assets consist of:
Paid in capital	$8,719,887
Total distributable earnings (loss)	(4,550,493)
Net assets	$4,169,394
Capital shares outstanding	97,839
Net asset value per share	$42.61

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $42)	$20,085
Interest	156
Income from securities lending, net	3,326
Total investment income	23,567

Expenses:
Management fees	17,902
Investor service fees	5,967
Transfer agent and administrative fees	6,421
Professional fees	4,820
Portfolio accounting fees	2,387
Trustees’ fees*	876
Custodian fees	411
Miscellaneous	2,505
Total expenses	41,289
Net investment loss	(17,722)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,365,110)
Net realized loss	(1,365,110)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,093,504)
Net change in unrealized appreciation (depreciation)	(1,093,504)
Net realized and unrealized loss	(2,458,614)
Net decrease in net assets resulting from operations	$(2,476,336)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(17,722)	$(24,134)
Net realized gain (loss) on investments	(1,365,110)	361,026
Net change in unrealized appreciation (depreciation) on investments	(1,093,504)	1,305,177
Net increase (decrease) in net assets resulting from operations	(2,476,336)	1,642,069

Distributions to shareholders	—	(22,849)

Capital share transactions:
Proceeds from sale of shares	2,736,178	18,171,779
Distributions reinvested	—	22,849
Cost of shares redeemed	(5,167,057)	(19,151,588)
Net decrease from capital share transactions	(2,430,879)	(956,960)
Net increase (decrease) in net assets	(4,907,215)	662,260

Net assets:
Beginning of period	9,076,609	8,414,349
End of period	$4,169,394	$9,076,609

Capital share activity:
Shares sold	61,706	308,030
Shares issued from reinvestment of distributions	—	401
Shares redeemed	(106,790)	(324,852)
Net decrease in shares	(45,084)	(16,421)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$63.51	$52.81	$66.48	$69.13	$52.48	$65.72
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.17)	.08	(.23)	(.45)	(.06)
Net gain (loss) on investments (realized and unrealized)	(20.73)	11.06	(13.75)	(.20)	17.10	(8.15)
Total from investment operations	(20.90)	10.89	(13.67)	(.43)	16.65	(8.21)
Less distributions from:
Net investment income	—	(.19)	—	—	—	—
Net realized gains	—	—	—	(2.22)	—	(5.03)
Total distributions	—	(.19)	—	(2.22)	—	(5.03)
Net asset value, end of period	$42.61	$63.51	$52.81	$66.48	$69.13	$52.48

Total Return[c]	(32.91%)	20.68%	(20.58%)	(0.28%)	31.74%	(13.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,169	$9,077	$8,414	$17,748	$28,408	$11,747
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(0.28%)	0.12%	(0.35%)	(0.44%)	(0.09%)
Total expenses	1.73%	1.73%	1.62%	1.61%	1.56%	1.50%
Portfolio turnover rate	52%	248%	194%	204%	303%	245%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Share Split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	16.2%
Guggenheim Strategy Fund II	10.7%
Nestle S.A. ADR	0.6%
Roche Holding AG ADR	0.4%
Novartis AG ADR	0.4%
ASML Holding N.V. — Class G	0.3%
SAP SE ADR	0.3%
AstraZeneca plc ADR	0.2%
LVMH Moet Hennessy Louis Vuitton SE ADR	0.2%
Sanofi ADR	0.2%
Top Ten Total	29.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
United Kingdom	28.6%
Switzerland	22.9%
France	19.9%
Germany	13.4%
Netherlands	5.8%
Italy	3.0%
Denmark	2.7%
Spain	2.7%
Belgium	1.0%
Total Long-Term Investments	100.0%

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2020

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	(14.37%)	(8.53%)	(0.75%)	3.55%
STOXX Europe 50 Index	(10.51%)	(4.74%)	1.51%	4.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 7.1%

Consumer, Non-cyclical - 3.3%
Nestle S.A. ADR	109	$12,038
Roche Holding AG ADR	207	8,980
Novartis AG ADR	91	7,948
AstraZeneca plc ADR	96	5,077
Sanofi ADR	84	4,288
Novo Nordisk A/S ADR	62	4,060
GlaxoSmithKline plc ADR	92	3,753
British American Tobacco plc ADR	84	3,261
L’Oreal S.A. ADR	45	2,912
Diageo plc ADR	21	2,822
Bayer AG ADR	144	2,681
Unilever N.V. — Class Y	50	2,663
Reckitt Benckiser Group plc ADR	135	2,497
Unilever plc ADR[1]	42	2,305
RELX plc ADR	73	1,720
Anheuser-Busch InBev S.A. ADR	31	1,528
Total Consumer, Non-cyclical		68,533

Financial - 0.9%
HSBC Holdings plc ADR[1]	152	3,546
Allianz SE ADR	154	3,160
Zurich Insurance Group AG ADR	55	1,939
BNP Paribas S.A. ADR*	85	1,693
AXA S.A. ADR	76	1,588
UBS Group AG	132	1,523
Banco Santander S.A. ADR	614	1,480
Prudential plc ADR[1]	48	1,458
Intesa Sanpaolo SpA ADR*	100	1,154
Lloyds Banking Group plc ADR	664	996
Total Financial		18,537

Industrial - 0.6%
Siemens AG ADR[1]	55	3,244
Schneider Electric SE ADR	101	2,252
Vinci S.A. ADR	82	1,919
Airbus SE ADR*	86	1,535
ABB Ltd. ADR	66	1,489
Safran S.A. ADR*	53	1,336
Total Industrial		11,775

Technology - 0.5%
ASML Holding N.V. — Class G	16	5,889
SAP SE ADR[1]	40	5,600
Total Technology		11,489

Basic Materials - 0.5%
Linde plc	20	4,242
Air Liquide S.A. ADR	87	2,510
Rio Tinto plc ADR	39	2,191
BASF SE ADR	136	1,904
Total Basic Materials		10,847

Energy - 0.5%
Total S.A. ADR	95	3,654
BP plc ADR	123	2,868
Royal Dutch Shell plc — Class A ADR	76	2,485
Eni SpA ADR[1]	46	886
Total Energy		9,893

Consumer, Cyclical - 0.3%
LVMH Moet Hennessy Louis Vuitton SE ADR	49	4,333
Kering S.A. ADR[1]	27	1,481
Daimler AG ADR	124	1,262
Total Consumer, Cyclical		7,076

Utilities - 0.3%
Iberdrola S.A. ADR	54	2,508
Enel SpA ADR	287	2,460
National Grid plc ADR	26	1,579
Total Utilities		6,547

Communications - 0.2%
Deutsche Telekom AG ADR[1]	119	1,996
Vodafone Group plc ADR	98	1,562
Total Communications		3,558

Total Common Stocks
(Cost $109,564)		148,255

MUTUAL FUNDS† - 26.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	34,172	338,991
Guggenheim Strategy Fund II2	9,043	223,642
Total Mutual Funds
(Cost $562,521)		562,633

	Face Amount
U.S. TREASURY BILLS†† - 21.7%
U.S. Treasury Bills
0.15% due 07/23/20[3,4]	$455,000	454,966
Total U.S. Treasury Bills
(Cost $454,956)		454,966

REPURCHASE AGREEMENTS††,5 - 44.3%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	514,771	514,771
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	213,190	213,190
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	200,398	200,398
Total Repurchase Agreements
(Cost $928,359)		928,359

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.06%[7]	15,608	$15,608
Total Securities Lending Collateral
(Cost $15,608)		15,608

Total Investments - 100.6%
(Cost $2,071,008)		$2,109,821
Other Assets & Liabilities, net - (0.6)%		(12,071)
Total Net Assets - 100.0%		$2,097,750

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	18	Sep 2020	$2,531,812	$(22,650)
Equity Futures Contracts Purchased†
STOXX Europe 50 Index Futures Contracts	74	Sep 2020	2,483,579	(24,780)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of June 30, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$148,255	$—	$—	$148,255
Mutual Funds	562,633	—	—	562,633
U.S. Treasury Bills	—	454,966	—	454,966
Repurchase Agreements	—	928,359	—	928,359
Securities Lending Collateral	15,608	—	—	15,608
Total Assets	$726,496	$1,383,325	$—	$2,109,821

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
EUROPE 1.25x STRATEGY FUND

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$24,780	$—	$—	$24,780
Currency Futures Contracts**	22,650	—	—	22,650
Total Liabilities	$47,430	$—	$—	$47,430

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,040,436	$634,787	$(1,447,000)	$(7,782)	$3,201	$223,642	9,043	$4,845
Guggenheim Ultra Short Duration Fund — Institutional Class	909,864	804,584	(1,375,000)	(921)	464	338,991	34,172	4,626
	$1,950,300	$1,439,371	$(2,822,000)	$(8,703)	$3,665	$562,633		$9,471

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value - including $15,318 of securities loaned (cost $580,128)	$618,829
Investments in affiliated issuers, at value (cost $562,521)	562,633
Repurchase agreements, at value (cost $928,359)	928,359
Cash	2,944
Receivables:
Foreign tax reclaims	7,871
Variation margin on futures contracts	3,765
Dividends	904
Securities lending income	11
Interest	2
Total assets	2,125,318

Liabilities:
Payable for:
Return of securities lending collateral	15,608
Management fees	1,503
Securities purchased	632
Transfer agent and administrative fees	470
Investor service fees	437
Portfolio accounting fees	174
Fund shares redeemed	82
Trustees’ fees*	49
Miscellaneous	8,613
Total liabilities	27,568
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,097,750

Net assets consist of:
Paid in capital	$3,247,079
Total distributable earnings (loss)	(1,149,329)
Net assets	$2,097,750
Capital shares outstanding	22,821
Net asset value per share	$91.92

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $637)	$4,976
Dividends from securities of affiliated issuers	9,471
Interest from securities of unaffiliated issuers	2,013
Income from securities lending, net	67
Total investment income	16,527

Expenses:
Management fees	9,573
Investor service fees	2,659
Transfer agent and administrative fees	2,861
Professional fees	2,314
Portfolio accounting fees	1,064
Custodian fees	594
Trustees’ fees*	475
Miscellaneous	928
Total expenses	20,468
Less:
Expenses waived by Adviser	(636)
Net expenses	19,832
Net investment loss	(3,305)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(24,549)
Investments in affiliated issuers	(8,703)
Futures contracts	(173,978)
Foreign currency transactions	15,666
Net realized loss	(191,564)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(80,653)
Investments in affiliated issuers	3,665
Futures contracts	(102,974)
Foreign currency translations	(92)
Net change in unrealized appreciation (depreciation)	(180,054)
Net realized and unrealized loss	(371,618)
Net decrease in net assets resulting from operations	$(374,923)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(3,305)	$36,366
Net realized gain (loss) on investments	(191,564)	678,245
Net change in unrealized appreciation (depreciation) on investments	(180,054)	145,354
Net increase (decrease) in net assets resulting from operations	(374,923)	859,965

Distributions to shareholders	—	(73,007)

Capital share transactions:
Proceeds from sale of shares	3,388,627	26,408,052
Distributions reinvested	—	73,007
Cost of shares redeemed	(4,905,772)	(25,965,356)
Net increase (decrease) from capital share transactions	(1,517,145)	515,703
Net increase (decrease) in net assets	(1,892,068)	1,302,661

Net assets:
Beginning of period	3,989,818	2,687,157
End of period	$2,097,750	$3,989,818

Capital share activity:
Shares sold	33,626	269,303
Shares issued from reinvestment of distributions	—	734
Shares redeemed	(47,973)	(264,674)
Net increase (decrease) in shares	(14,347)	5,363

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$107.35	$84.49	$104.66	$82.06	$88.28	$96.17
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)	.76	1.66	.25	.25	.66
Net gain (loss) on investments (realized and unrealized)	(15.29)	23.18	(21.46)	23.17	(6.25)	(7.35)
Total from investment operations	(15.43)	23.94	(19.80)	23.42	(6.00)	(6.69)
Less distributions from:
Net investment income	—	(1.08)	(.37)	(.82)	(.22)	(1.20)
Total distributions	—	(1.08)	(.37)	(.82)	(.22)	(1.20)
Net asset value, end of period	$91.92	$107.35	$84.49	$104.66	$82.06	$88.28

Total Return[c]	(14.37%)	28.43%	(18.97%)	28.60%	(5.58%)	(7.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,098	$3,990	$2,687	$5,725	$2,553	$3,083
Ratios to average net assets:
Net investment income (loss)	(0.31%)	0.77%	1.67%	0.26%	1.70%	0.63%
Total expenses[d]	1.92%	1.88%	1.78%	1.80%	1.73%	1.66%
Net expenses[e]	1.86%	1.80%	1.77%	1.80%	1.73%	1.66%
Portfolio turnover rate	131%	391%	187%	121%	441%	620%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	16.2%
Guggenheim Strategy Fund II	10.4%
Total	26.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	(14.35%)	1.62%	5.66%	10.23%
Nikkei-225 Stock Average Index	(4.86%)	4.81%	4.52%	6.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
JAPAN 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 26.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	24,103	$239,106
Guggenheim Strategy Fund II1	6,167	152,504
Total Mutual Funds
(Cost $385,164)		391,610

	Face Amount
U.S. TREASURY BILLS†† - 14.2%
U.S. Treasury Bills
0.15% due 07/23/20[2,3]	$209,000	208,984
Total U.S. Treasury Bills
(Cost $208,980)		208,984

FEDERAL AGENCY DISCOUNT NOTES†† - 6.8%
Federal Home Loan Bank
1.56% due 07/02/20[3]	100,000	99,996
Total Federal Agency Discount Notes
(Cost $99,996)		99,996

FEDERAL AGENCY NOTES†† - 5.1%
Farmer Mac
0.23% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[4]	75,000	75,000
Total Federal Agency Notes
(Cost $75,000)		75,000

REPURCHASE AGREEMENTS††,5 - 47.1%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	384,580	384,580
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	159,272	159,272
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	149,716	149,716
Total Repurchase Agreements
(Cost $693,568)		693,568

Total Investments - 99.8%
(Cost $1,462,708)		$1,469,158
Other Assets & Liabilities, net - 0.2%		3,132
Total Net Assets - 100.0%		$1,472,290

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	26	Sep 2020	$3,012,750	$(5,044)

Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Equity Futures Contracts	27	Sep 2020	3,015,225	(115,571)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]

Variable rate security. Rate indicated is the rate effective at June 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$391,610	$—	$—	$391,610
U.S. Treasury Bills	—	208,984	—	208,984
Federal Agency Discount Notes	—	99,996	—	99,996
Federal Agency Notes	—	75,000	—	75,000
Repurchase Agreements	—	693,568	—	693,568
Total Assets	$391,610	$1,077,548	$—	$1,469,158

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$115,571	$—	$—	$115,571
Currency Futures Contracts**	5,044	—	—	5,044
Total Liabilities	$120,615	$—	$—	$120,615

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$488,954	$383,614	$(720,000)	$(4,823)	$4,759	$152,504	6,167	$3,642
Guggenheim Ultra Short Duration Fund — Institutional Class	480,691	413,373	(655,000)	(1,370)	1,412	239,106	24,103	3,395
	$969,645	$796,987	$(1,375,000)	$(6,193)	$6,171	$391,610		$7,037

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $383,976)	$383,980
Investments in affiliated issuers, at value (cost $385,164)	391,610
Repurchase agreements, at value (cost $693,568)	693,568
Segregated cash with broker	22,277
Receivables:
Dividends	443
Interest	16
Total assets	1,491,894

Liabilities:
Payable for:
Variation margin on futures contracts	14,735
Management fees	875
Securities purchased	443
Transfer agent and administrative fees	332
Investor service fees	308
Portfolio accounting fees	123
Fund shares redeemed	54
Trustees’ fees*	27
Miscellaneous	2,707
Total liabilities	19,604
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,472,290

Net assets consist of:
Paid in capital	$3,447,042
Total distributable earnings (loss)	(1,974,752)
Net assets	$1,472,290
Capital shares outstanding	20,140
Net asset value per share	$73.10

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$7,037
Interest from securities of unaffiliated issuers	2,539
Total investment income	9,576

Expenses:
Management fees	5,615
Investor service fees	1,872
Transfer agent and administrative fees	2,014
Professional fees	1,538
Portfolio accounting fees	749
Trustees’ fees*	207
Custodian fees	121
Miscellaneous	820
Total expenses	12,936
Less:
Expenses waived by Adviser	(464)
Net expenses	12,472
Net investment loss	(2,896)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	775
Investments in affiliated issuers	(6,193)
Futures contracts	(267,805)
Net realized loss	(273,223)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7
Investments in affiliated issuers	6,171
Futures contracts	(128,504)
Net change in unrealized appreciation (depreciation)	(122,326)
Net realized and unrealized loss	(395,549)
Net decrease in net assets resulting from operations	$(398,445)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,896)	$16,959
Net realized gain (loss) on investments	(273,223)	482,682
Net change in unrealized appreciation (depreciation) on investments	(122,326)	76,423
Net increase (decrease) in net assets resulting from operations	(398,445)	576,064

Distributions to shareholders	—	(25,936)

Capital share transactions:
Proceeds from sale of shares	1,713,897	10,910,626
Distributions reinvested	—	25,936
Cost of shares redeemed	(1,880,329)	(11,462,568)
Net decrease from capital share transactions	(166,432)	(526,006)
Net increase (decrease) in net assets	(564,877)	24,122

Net assets:
Beginning of period	2,037,167	2,013,045
End of period	$1,472,290	$2,037,167

Capital share activity:
Shares sold	28,455	151,194
Shares issued from reinvestment of distributions	—	348
Shares redeemed	(32,182)	(159,986)
Net decrease in shares	(3,727)	(8,444)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$85.35	$62.30	$100.82	$67.08	$61.65	$55.02
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	.66	.70	(.13)	(.06)	(.78)
Net gain (loss) on investments (realized and unrealized)	(12.12)	23.49	(19.56)	33.87	5.49	7.41
Total from investment operations	(12.25)	24.15	(18.86)	33.74	5.43	6.63
Less distributions from:
Net investment income	—	(1.10)	—	—	—	—
Net realized gains	—	—	(19.66)	—	—	—
Total distributions	—	(1.10)	(19.66)	—	—	—
Net asset value, end of period	$73.10	$85.35	$62.30	$100.82	$67.08	$61.65

Total Return[c]	(14.35%)	39.03%	(22.95%)	50.30%	8.86%	12.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,472	$2,037	$2,013	$5,614	$2,499	$3,577
Ratios to average net assets:
Net investment income (loss)	(0.39%)	0.89%	0.76%	(0.15%)	(0.50%)	(1.22%)
Total expenses[d]	1.73%	1.72%	1.58%	1.83%	1.56%	1.50%
Net expenses[e]	1.67%	1.64%	1.58%	1.83%	1.56%	1.50%
Portfolio turnover rate	109%	153%	180%	73%	183%	87%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	13.3%
Guggenheim Strategy Fund II	12.5%
Total	25.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	1.33%	3.66%	1.78%	0.30%
U.S. Dollar Index	1.04%	1.31%	0.39%	1.25%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 25.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	38,794	$384,839
Guggenheim Strategy Fund II1	14,699	363,501
Total Mutual Funds
(Cost $748,896)		748,340

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 6.9%
Federal Home Loan Bank
0.25% due 07/01/20[2]	$100,000	100,000
1.56% due 07/02/20[2]	100,000	99,996
Total Federal Agency Discount Notes
(Cost $199,996)		199,996

FEDERAL AGENCY NOTES†† - 3.4%
Farmer Mac
0.23% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[3]	100,000	100,000
Total Federal Agency Notes
(Cost $100,000)		100,000

U.S. TREASURY BILLS†† - 1.7%
U.S. Treasury Bills
0.15% due 07/23/20[2,4]	50,000	49,996
Total U.S. Treasury Bills
(Cost $49,995)		49,996

REPURCHASE AGREEMENTS††,5 - 64.1%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20[6]	1,033,244	1,033,244
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20[6]	427,913	427,913
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20[6]	402,239	402,239
Total Repurchase Agreements
(Cost $1,863,396)		1,863,396

Total Investments - 101.9%
(Cost $2,962,283)		$2,961,728
Other Assets & Liabilities, net - (1.9)%		(55,626)
Total Net Assets - 100.0%		$2,906,102

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	50	Sep 2020	$4,868,250	$15,260

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	09/18/20	9,779	$951,857	$6,543

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]

Variable rate security. Rate indicated is the rate effective at June 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as currency index swap collateral at June 30, 2020.

See Sector Classification in Other Information section.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$748,340	$—	$—	$748,340
Federal Agency Discount Notes	—	199,996	—	199,996
Federal Agency Notes	—	100,000	—	100,000
U.S. Treasury Bills	—	49,996	—	49,996
Repurchase Agreements	—	1,863,396	—	1,863,396
Futures Contracts**	15,260	—	—	15,260
Total Return Swap Agreements**	—	6,543	—	6,543
Total Assets	$763,600	$2,219,931	$—	$2,983,531

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$323,643	$284,277	$(240,000)	$(4,130)	$(289)	$363,501	14,699	$4,295
Guggenheim Ultra Short Duration Fund — Institutional Class	322,019	516,704	(450,000)	(2,817)	(1,067)	384,839	38,794	4,720
	$645,662	$800,981	$(690,000)	$(6,947)	$(1,356)	$748,340		$9,015

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $349,991)	$349,992
Investments in affiliated issuers, at value (cost $748,896)	748,340
Repurchase agreements, at value (cost $1,863,396)	1,863,396
Segregated cash with broker	49,053
Unrealized appreciation on OTC swap agreements	6,543
Receivables:
Fund shares sold	25,209
Dividends	857
Swap settlement	177
Interest	23
Total assets	3,043,590

Liabilities:
Payable for:
Fund shares redeemed	119,460
Variation margin on futures contracts	7,087
Management fees	1,327
Securities purchased	857
Transfer agent and administrative fees	419
Investor service fees	389
Portfolio accounting fees	156
Trustees’ fees*	41
Miscellaneous	7,752
Total liabilities	137,488
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,906,102

Net assets consist of:
Paid in capital	$3,929,129
Total distributable earnings (loss)	(1,023,027)
Net assets	$2,906,102
Capital shares outstanding	69,595
Net asset value per share	$41.76

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$9,015
Interest from securities of unaffiliated issuers	3,550
Total investment income	12,565

Expenses:
Management fees	9,832
Investor service fees	2,731
Transfer agent and administrative fees	2,939
Professional fees	1,999
Licensing fees	1,608
Portfolio accounting fees	1,092
Trustees’ fees*	285
Custodian fees	178
Miscellaneous	1,573
Total expenses	22,237
Less:
Expenses waived by Adviser	(681)
Net expenses	21,556
Net investment loss	(8,991)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(6,947)
Swap agreements	(22,237)
Futures contracts	(74,834)
Net realized loss	(104,018)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2
Investments in affiliated issuers	(1,356)
Swap agreements	10,386
Futures contracts	25,580
Net change in unrealized appreciation (depreciation)	34,612
Net realized and unrealized loss	(69,406)
Net decrease in net assets resulting from operations	$(78,397)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(8,991)	$13,811
Net realized gain (loss) on investments	(104,018)	26,475
Net change in unrealized appreciation (depreciation) on investments	34,612	40,613
Net increase (decrease) in net assets resulting from operations	(78,397)	80,899

Distributions to shareholders	—	(21,820)

Capital share transactions:
Proceeds from sale of shares	10,322,731	43,014,728
Distributions reinvested	—	21,820
Cost of shares redeemed	(8,750,337)	(45,103,803)
Net increase (decrease) from capital share transactions	1,572,394	(2,067,255)
Net increase (decrease) in net assets	1,493,997	(2,008,176)

Net assets:
Beginning of period	1,412,105	3,420,281
End of period	$2,906,102	$1,412,105

Capital share activity:
Shares sold	238,751	1,024,231
Shares issued from reinvestment of distributions	—	523
Shares redeemed	(203,419)	(1,076,580)
Net increase (decrease) in shares	35,332	(51,826)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$41.21	$39.73	$35.53	$43.90	$43.45	$42.19
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	.21	.27	(.04)	(.23)	(.55)
Net gain (loss) on investments (realized and unrealized)	.73 [f]	1.63	3.93	(7.67)	2.96	6.09
Total from investment operations	.55	1.84	4.20	(7.71)	2.73	5.54
Less distributions from:
Net investment income	—	(.36)	—	—	—	—
Net realized gains	—	—	—	(.66)	(2.28)	(4.28)
Total distributions	—	(.36)	—	(.66)	(2.28)	(4.28)
Net asset value, end of period	$41.76	$41.21	$39.73	$35.53	$43.90	$43.45

Total Return[c]	1.33%	4.61%	11.82%	(17.65%)	7.00%	13.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,906	$1,412	$3,420	$1,737	$5,644	$3,303
Ratios to average net assets:
Net investment income (loss)	(0.82%)	0.50%	0.73%	(0.10%)	(0.57%)	(1.21%)
Total expenses[d]	2.04%	2.09%	1.83%	1.80%	1.76%	1.70%
Net expenses[e]	1.97%	2.02%	1.82%	1.80%	1.76%	1.70%
Portfolio turnover rate	77%	102%	241%	88%	190%	177%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	13.0%
Guggenheim Strategy Fund II	10.4%
Total	23.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2020

	6 Month‡	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	(5.31%)	(7.90%)	(4.23%)	(4.59%)
U.S. Dollar Index	1.04%	1.31%	0.39%	1.25%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 23.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	10,836	$107,491
Guggenheim Strategy Fund II1	3,501	86,570
Total Mutual Funds
(Cost $193,675)		194,061

	Face Amount
FEDERAL AGENCY NOTES†† - 6.0%
Farmer Mac
0.23% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$50,000	50,000
Total Federal Agency Notes
(Cost $50,000)		50,000

U.S. TREASURY BILLS†† - 1.7%
U.S. Treasury Bills
0.15% due 07/23/20[3,4]	14,000	13,999
Total U.S. Treasury Bills
(Cost $13,999)		13,999

REPURCHASE AGREEMENTS††,5 - 68.1%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	313,657	313,657
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	129,900	129,900
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	122,106	122,106
Total Repurchase Agreements
(Cost $565,663)		565,663

Total Investments - 99.2%
(Cost $823,337)		$823,723
Other Assets & Liabilities, net - 0.8%		7,049
Total Net Assets - 100.0%		$830,772

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	13	Sep 2020	$1,265,745	$(2,617)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	09/18/20	3,844	$374,157	$(2,531)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$194,061	$—	$—	$194,061
Federal Agency Notes	—	50,000	—	50,000
U.S. Treasury Bills	—	13,999	—	13,999
Repurchase Agreements	—	565,663	—	565,663
Total Assets	$194,061	$629,662	$—	$823,723

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Futures Contracts**	$2,617	$—	$—	$2,617
Total Return Swap Agreements**	—	2,531	—	2,531
Total Liabilities	$2,617	$2,531	$—	$5,148

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$127,529	$30,991	$(70,000)	$(1,860)	$(90)	$86,570	3,501	$999
Guggenheim Ultra Short Duration Fund — Institutional Class	152,315	66,129	(110,000)	(683)	(270)	107,491	10,836	1,136
	$279,844	$97,120	$(180,000)	$(2,543)	$(360)	$194,061		$2,135

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $63,999)	$63,999
Investments in affiliated issuers, at value (cost $193,675)	194,061
Repurchase agreements, at value (cost $565,663)	565,663
Segregated cash with broker	10,771
Receivables:
Variation margin on futures contracts	1,768
Fund shares sold	203
Dividends	191
Interest	11
Total assets	836,667

Liabilities:
Unrealized depreciation on OTC swap agreements	2,531
Payable for:
Licensing fees	712
Management fees	586
Swap settlement	458
Securities purchased	191
Transfer agent and administrative fees	181
Investor service fees	168
Portfolio accounting fees	67
Fund shares redeemed	42
Trustees’ fees*	9
Miscellaneous	950
Total liabilities	5,895
Commitments and contingent liabilities (Note 11)	—
Net assets	$830,772

Net assets consist of:
Paid in capital	$2,284,161
Total distributable earnings (loss)	(1,453,389)
Net assets	$830,772
Capital shares outstanding	15,619
Net asset value per share	$53.19

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$2,135
Interest from securities of unaffiliated issuers	720
Total investment income	2,855

Expenses:
Management fees	2,309
Investor service fees	641
Transfer agent and administrative fees	690
Professional fees	500
Licensing fees	361
Portfolio accounting fees	257
Trustees’ fees*	64
Custodian fees	41
Miscellaneous	318
Total expenses	5,181
Less:
Expenses waived by Adviser	(159)
Net expenses	5,022
Net investment loss	(2,167)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(2,543)
Swap agreements	(3,321)
Futures contracts	(20,150)
Net realized loss	(26,014)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(360)
Swap agreements	(4,965)
Futures contracts	(10,042)
Net change in unrealized appreciation (depreciation)	(15,367)
Net realized and unrealized loss	(41,381)
Net decrease in net assets resulting from operations	$(43,548)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,167)	$3,015
Net realized loss on investments	(26,014)	(5,196)
Net change in unrealized appreciation (depreciation) on investments	(15,367)	(532)
Net decrease in net assets resulting from operations	(43,548)	(2,713)

Distributions to shareholders	—	(4,772)

Capital share transactions:
Proceeds from sale of shares	2,262,256	15,676,550
Distributions reinvested	—	4,772
Cost of shares redeemed	(1,974,972)	(15,668,672)
Net increase from capital share transactions	287,284	12,650
Net increase in net assets	243,736	5,165

Net assets:
Beginning of period	587,036	581,871
End of period	$830,772	$587,036

Capital share activity:
Shares sold	42,425	284,024
Shares issued from reinvestment of distributions	—	86
Shares redeemed	(37,257)	(283,428)
Net increase in shares	5,168	682

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2020[a]	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$56.17	$59.56	$67.40	$56.49	$61.90	$74.41
Income (loss) from investment operations:
Net investment income (loss)[b]	(.22)	.28	.40	(.14)	(.11)	(.80)
Net gain (loss) on investments (realized and unrealized)	(2.76)	(3.17)	(8.24)	11.05	(5.30)	(11.71)
Total from investment operations	(2.98)	(2.89)	(7.84)	10.91	(5.41)	(12.51)
Less distributions from:
Net investment income	—	(.50)	—	—	—	—
Total distributions	—	(.50)	—	—	—	—
Net asset value, end of period	$53.19	$56.17	$59.56	$67.40	$56.49	$61.90

Total Return[c]	(5.31%)	(4.85%)	(11.63%)	19.31%	(8.71%)	(16.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$831	$587	$582	$779	$687	$1,297
Ratios to average net assets:
Net investment income (loss)	(0.84%)	0.50%	0.61%	(0.22%)	(0.63%)	(1.22%)
Total expenses[d]	2.02%	2.08%	1.82%	1.80%	1.76%	1.71%
Net expenses[e]	1.96%	2.00%	1.81%	1.80%	1.76%	1.71%
Portfolio turnover rate	44%	187%	213%	367%	250%	232%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse Share Split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At June 30, 2020, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at June 30, 2020.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$4,363,247	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,097,891	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,994,380	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	849,363

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$640,483	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	194,004

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at June 30, 2020
Strengthening Dollar 2x Strategy Fund	$—	$15,260	$6,543	$21,803

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at June 30, 2020
Europe 1.25x Strategy Fund	$24,780	$22,650	$—	$47,430
Japan 2x Strategy Fund	115,571	5,044	—	120,615
Weakening Dollar 2x Strategy Fund	—	2,617	2,531	5,148

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended June 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended June 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(217,567)	$43,589	$—	$(173,978)
Japan 2x Strategy Fund	(348,348)	80,543	—	(267,805)
Strengthening Dollar 2x Strategy Fund	—	(74,834)	(22,237)	(97,071)
Weakening Dollar 2x Strategy Fund	—	(20,150)	(3,321)	(23,471)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(40,300)	$(62,674)	$—	$(102,974)
Japan 2x Strategy Fund	(134,678)	6,174	—	(128,504)
Strengthening Dollar 2x Strategy Fund	—	25,580	10,386	35,966
Weakening Dollar 2x Strategy Fund	—	(10,042)	(4,965)	(15,007)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent

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amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$6,543	$—	$6,543	$—	$—	$6,543

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$2,531	$—	$2,531	$—	$—	$2,531

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Japan 2x Strategy Fund	Goldman Sachs International	Futures contracts	$22,277	$—
Strengthening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	49,053	—
Weakening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	10,771	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$636
Japan 2x Strategy Fund	464
Strengthening Dollar 2x Strategy Fund	681
Weakening Dollar 2x Strategy Fund	159

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BofA Securities, Inc.			U.S. Treasury Note
0.07%			1.88%
Due 07/01/20	$19,255,227	$19,255,265	07/31/22	$18,827,600	$19,640,334

Barclays Capital, Inc.			U.S. Treasury Note
0.07%			1.63%
Due 07/01/20	18,099,914	18,099,949	10/31/26	17,130,200	18,461,912

J.P. Morgan Securities LLC			U.S. Treasury Notes
0.07%			1.88% - 2.75%
Due 07/01/20	46,493,897	46,493,987	12/15/20 - 05/31/23	44,039,600	47,423,795

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2020, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$171,931	$(171,931)	$—	$180,441		$—	$180,441
S&P MidCap 400® Pure Growth Fund	323,796	(322,688)	1,108	322,688	*	—	322,688
S&P MidCap 400® Pure Value Fund	199,891	(199,891)	—	206,754		—	206,754
S&P SmallCap 600® Pure Growth Fund	257,021	(257,021)	—	258,892		—	258,892
S&P SmallCap 600® Pure Value Fund	273,752	(273,752)	—	285,103		—	285,103
Europe 1.25x Strategy Fund	15,318	(15,318)	—	15,608		—	15,608

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to June 30, 2020, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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At June 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
S&P 500® Pure Growth Fund	$27,630,462	$5,763,581	$(733,158)	$5,030,423
S&P 500® Pure Value Fund	20,938,450	—	(3,200,817)	(3,200,817)
S&P MidCap 400® Pure Growth Fund	11,880,398	863,203	(513,229)	349,974
S&P MidCap 400® Pure Value Fund	8,415,155	—	(1,386,909)	(1,386,909)
S&P SmallCap 600® Pure Growth Fund	10,162,371	308,972	(1,031,904)	(722,932)
S&P SmallCap 600® Pure Value Fund	6,105,533	—	(1,638,773)	(1,638,773)
Europe 1.25x Strategy Fund	2,099,137	11,283	(48,029)	(36,746)
Japan 2x Strategy Fund	1,467,950	1,208	(120,615)	(119,407)
Strengthening Dollar 2x Strategy Fund	2,963,193	21,792	(1,454)	20,338
Weakening Dollar 2x Strategy Fund	823,346	377	(5,148)	(4,771)

Note 9 – Securities Transactions

For the period ended June 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$20,630,429	$30,717,897
S&P 500® Pure Value Fund	11,858,831	20,981,931
S&P MidCap 400® Pure Growth Fund	7,058,510	7,601,575
S&P MidCap 400® Pure Value Fund	5,289,696	5,427,046
S&P SmallCap 600® Pure Growth Fund	8,375,184	10,092,574
S&P SmallCap 600® Pure Value Fund	2,601,560	5,023,158
Europe 1.25x Strategy Fund	1,703,742	3,511,773
Japan 2x Strategy Fund	796,987	1,375,000
Strengthening Dollar 2x Strategy Fund	800,981	690,000
Weakening Dollar 2x Strategy Fund	97,120	180,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$7,530,418	$11,249,621	$103,350
S&P 500® Pure Value Fund	2,783,227	6,356,166	(19,415)
S&P MidCap 400 Pure Growth Fund	504,555	396,525	(48,997)
S&P MidCap 400 Pure Value Fund	640,141	260,031	(73,458)
S&P SmallCap 600 Pure Growth Fund	452,159	433,440	(94,811)
S&P SmallCap 600 Pure Value Fund	83,998	369,808	(115,669)
Europe 1.25x Strategy Fund	156,917	461,009	(24,697)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 10 – Line of Credit

The Trust, along with affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired on June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.84% for the period ended June 30, 2020. The Funds did not have any borrowings outstanding under this agreement at June 30, 2020.

The average daily balances borrowed for the period ended June 30, 2020, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$527
S&P 500® Pure Value Fund	8
S&P MidCap 400® Pure Growth Fund	358
S&P MidCap 400® Pure Value Fund	8
S&P SmallCap 600® Pure Growth Fund	90
S&P SmallCap 600® Pure Value Fund	230
Europe 1.25x Strategy Fund	213

Note 11 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate

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its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. On June 22, 2020, the Court scheduled oral argument to occur on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Variable Trust Contracts Review Committee

Rydex Variable Trust (the “Trust”) was organized as a Delaware statutory trust on June 11, 1998, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

● Banking Fund*

● Biotechnology Fund*

● Consumer Products Fund*

● Electronics Fund*

● Energy Services Fund*

● Financial Services Fund*

● Government Long Bond 1.2x Strategy Fund

● High Yield Strategy Fund

● Inverse Dow 2x Strategy Fund

● Inverse High Yield Strategy Fund***

● Inverse NASDAQ-100 2x Strategy Fund***

● Basic Materials Fund*

● Commodities Strategy Fund

● Dow 2x Strategy Fund

● Energy Fund*

● Europe 1.25x Strategy Fund

● Global Managed Futures Strategy Fund**

● Health Care Fund*

● Internet Fund*

● Inverse Government Long Bond Strategy Fund

● Inverse Mid-Cap Strategy Fund

● Inverse NASDAQ-100 Strategy Fund

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OTHER INFORMATION (Unaudited)(continued)

● Inverse Russell 2000 2x Strategy Fund***

● Inverse S&P 500 2x Strategy Fund***

● Japan 2x Strategy Fund

● Long Short Equity Fund**

● Multi-Hedge Strategies Fund**

● NASDAQ-100 Fund

● Precious Metals Fund*

● Retailing Fund*

● Russell 2000 2x Strategy Fund

● S&P 500 Fund***

● S&P 500 Pure Value Fund

● S&P MidCap 400 Pure Value Fund

● S&P SmallCap 600 Pure Value Fund

● Technology Fund*

● Transportation Fund*

● U.S. Government Money Market Fund

● Inverse Russell 2000 Strategy Fund

● Inverse S&P 500 Strategy Fund

● Leisure Fund*

● Mid-Cap 1.5x Strategy Fund

● NASDAQ-100 2x Strategy Fund

● Nova Fund

● Real Estate Fund

● Russell 2000 1.5x Strategy Fund

● Russell 2000 Fund***

● S&P 500 Pure Growth Fund

● S&P MidCap 400 Pure Growth Fund

● S&P SmallCap 600 Pure Growth Fund

● Strengthening Dollar 2x Strategy Fund

● Telecommunications Fund*

● Utilities Fund*

● Weakening Dollar 2x Strategy Fund

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.”
***

The Fund has been organized as a series of the Trust but has not commenced operations, and shares of the Fund are not currently offered to investors. Consequently, all references to “the Funds” or similar references hereafter should be understood as excluding such Fund.

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OTHER INFORMATION (Unaudited)(continued)

a meeting called for such purpose.1 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Fund (other than the Alternative Funds) (each, a “Tradable Fund” and collectively, the “Tradable Funds”)2 is designed to provide tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct objective performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing objective performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, with respect to the Tradable Funds (other than U.S. Government Money Market Fund), in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for other similar funds in the Guggenheim fund complex.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The

[1]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 18, 2020.

[2]	Note that the Tradable Funds include the Sector Funds and the Real Estate Fund.

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Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, and the leveraged and inverse strategies offered. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges and noted the magnitude of changes in each Fund’s assets during 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing objective performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2019, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for other similar funds in the Guggenheim fund complex. The Committee also received certain updated performance information as of March 31, 2020.

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With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining such Funds’ underperformance, as applicable, over the five-year, three-year and/or one-year periods ended December 31, 2019, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to the Commodities Strategy Fund and considered a comparison to a peer group identified in the FUSE report consisting of both actively-managed and index-based commodities funds, noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year and three-year periods ended December 31, 2019, although its performance ranked in the fourth quartile of the broader peer group over the same time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Sector Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds with similar strategies that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining such Funds’ underperformance, as applicable, over the five-year, three-year and one-year periods ended December 31, 2019, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. The Committee observed that the Global Managed Futures Strategy Fund’s returns ranked in the first quartile of its performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Long Short Equity Fund: The Fund’s returns ranked in the 100th percentile of its performance universe for the five-year and three-year periods ended December 31, 2019. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily a result of the Fund’s fundamental factor tilts and the underperformance of the Fund’s prior investment strategy. The Committee noted management’s statement that the Fund’s high positive allocation to value and short on growth, as well as negative sector exposures to well-performing sectors, have detracted from investment performance. The Committee also noted management’s statement that the Fund employed a momentum-based investment strategy prior to May 31, 2017 that demonstrated bouts of volatility and inconsistencies, which affected long-term performance. The Committee took into account management’s statement that, since 2018, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and adding a macro overlay to better incorporate Guggenheim’s market views. The Committee also took note of improving performance, noting that one-year performance as of March 31, 2020 ranked in the 63rd percentile.

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Multi-Hedge Strategies Fund: The Fund’s returns ranked in the 80th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the underperformance of its long short equity sleeve and its overall lower volatility and equity market beta relative to its peers. With respect to the Fund’s long short equity sleeve, the Committee noted management’s statement that the sleeve’s high positive allocation to value and short on growth have detracted from investment performance. The Committee took into account management’s statement that the Fund changed its underlying investment strategies to improve diversification amongst the strategies, target a higher and more stable risk profile and enhance risk-adjusted returns while providing continuity for shareholders. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings improved to the 14th and 9th percentiles, respectively, and that one-year performance ranked in the 4th percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted that Guggenheim generally does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than retail fund counterparts to certain Funds, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing such Funds’ advisory fees. For those Tradable Funds with a peer fund from the directly comparable product suite, the Committee noted that each Fund’s contractual advisory fee was equal to or lower than the contractual advisory fee charged to the peer fund. The Committee also considered each such Fund’s net effective management fee3 and total net expense ratio as compared to the peer fund.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, although the Fund’s total net expense ratio is higher than that of the comparable peer fund, the Fund’s contractual advisory fee and net effective management fee are lower than those of the peer fund and the Fund’s total net expense ratio is similar to that of the peer fund. The Committee noted the Adviser’s statement that, given the current low interest rate environment, it is currently waiving its fees to the extent necessary to maintain the Fund’s stable net asset value.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Sector Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds with similar investment strategies, but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee made the following observations:

Global Managed Futures Strategy Fund: The Fund’s contractual advisory fee ranks in the second quartile (50th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (100th percentile) of its peer group. The Committee considered that the peer group is limited in size and is comprised of only three funds. The Committee noted the Adviser’s statement that the Fund’s total net expense ratio ranks more competitively when compared to the broader universe of funds.

Long Short Equity Fund: The Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank in the fourth quartile (80th, 80th and 100th percentiles, respectively) of its peer group. The Committee considered that the peer group is limited in size and is comprised of only six funds. The Committee noted that the Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank more competitively when compared to the broader universe of funds.

Multi-Hedge Strategies Fund: The Fund’s contractual advisory fee ranks in the fourth quartile (86th percentile) of its peer group. The Fund’s net effective management fee ranks in the third quartile (71st percentile) of its peer group. The Committee considered that the Fund’s total net expense ratio ranks in the third quartile (57th percentile) of its peer group. The Committee considered that the peer group is limited in size and is comprised of only eight funds. The Committee noted that the Fund’s contractual advisory fee ranks more competitively when compared to the broader universe of funds.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

With respect to the Tradable Funds, the Committee noted that the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year.

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OTHER INFORMATION (Unaudited)(concluded)

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Boards of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Variable Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Fund Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	September 8, 2020

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	September 8, 2020

*	Print the name and title of each signing officer under his or her signature.